                          ANNUAL REPORT / JULY 31, 2002

                               AIM HIGH YIELD FUND

                                 [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

================================================================================

                                  [COVER IMAGE]

                   WHEAT FIELD WITH A LARK BY VINCENT VAN GOGH

GOOD TIMES ARE COMMONLY REPRESENTED BY A WHEAT SHEAF, CONNOTING NATURE'S BOUNTY

  AND THE HARVEST THAT IS REAPED AFTER ARDUOUS LABOR. ALTHOUGH HARDSHIP MAY BE

  INCURRED ALONG THE WAY, THE DISCIPLINED INVESTOR KNOWS THAT IN THE LONG TERM,

                      PERSEVERANCE SHOULD RESULT IN REWARD.

================================================================================


AIM HIGH YIELD FUND IS FOR SHAREHOLDERS WHO SEEK A HIGH LEVEL OF CURRENT INCOME. THE FUND INVESTS IN A PORTFOLIO CONSISTING PRIMARILY OF HIGH YIELDING, LOWER-RATED BONDS.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THE REPORT:

o AIM High Yield Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and annualized and calculated at maximum offering price.

o Government securities (such as U.S. Treasury bills, notes and bonds) offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value will vary with market conditions.

o The fund invests in higher yielding, lower rated corporate bonds, commonly known as junk bonds, which have a greater risk of price fluctuation and loss of principal than do U.S. government securities (such as U.S. Treasury bills, notes and bonds), for which the government guarantees the repayment of principal and interest if held to maturity.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman High Yield Index, which represents the performance of non-investment-grade debt securities, is compiled by Lehman Brothers, a well-known global investment bank.

o The unmanaged Lipper High Yield Bond Fund Index represents an average of the performance of the 30 largest high yield funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

  This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           During the fiscal year ended July 31, 2002, our nation and
ROBERT H.           markets endured the effects of terrorism and war, an
GRAHAM]             economic downturn, and the worst bear market for equities in almost 60 years.

                        Yet another distressing challenge for us as investors
                    has been coping with reports of accounting irregularities at a few high-profile, publicly traded companies. These reports have damaged confidence in corporate governance and financial reporting--confidence that is essential to the efficient functioning of financial markets. Some investors have withdrawn from the stock market, and as a result, assets in money market funds and other fixed-income instruments have risen substantially.

                        It is worth noting that, despite extensive media coverage of these stories, the number of firms involved is very small considering that there are about 17,000 publicly traded companies in the United States. In addition, our public and private institutions are already adopting policies designed to improve the accuracy of financial reports. We strongly support these legislative and regulatory changes that seek to improve accurate financial disclosure and sounder business ethics.

    Among such efforts are those of the New York Stock Exchange, which has established new standards governing companies listed there. These standards increase the authority of and tighten the definition of independent directors; they raise qualification requirements for audit committee members and grant them sole authority for hiring auditors. In addition, the vast majority of affected companies complied with a new Securities and Exchange Commission requirement that senior officers of firms attest to the accuracy of their financial statements. As companies, accountants, and regulators focus on improving standards in this area, I am certain that our markets, and investors' trust in them, will strengthen.

DIVERSIFICATION AGAIN PROVES ITS WORTH

As declining investor confidence took its toll on the equity markets, the value of portfolio diversification once more became clear. Domestic equities, represented by the S&P 500 Index, produced total return of -23.62% for the fiscal year covered by this report. By contrast, fixed-income investments, with the exception of high-yield bonds, did well. The Lehman Aggregate Bond Index of investment-grade domestic bonds returned 7.53% for the year. Because high-yield bonds tend to behave more like equities than like other fixed-income securities, they produced negative results, with the Lehman High Yield Index returning -9.15% for the fiscal year.

    As always, but especially when markets are volatile, we encourage you to see your financial advisor for a fresh look at your portfolio. The value of many securities has changed significantly in the recent past, and the outperformance of fixed-income securities over equities may have significantly altered the character of your portfolio. Take this opportunity to re-examine your investment goals and make sure your portfolio still suits your objectives, time horizon, and risk tolerance.

YOUR FUND MANAGERS COMMENT

In the following pages your fund managers discuss factors that influenced your fund and how they managed the fund during the fiscal year covered by this report. We hope you find their discussion informative.

    While the fourth quarter of 2001 and first quarter of 2002 were largely favorable for high-yield securities, returns turned negative as concern over accounting irregularities mounted in 2002. Given this environment, Class A shares of AIM High Yield Fund at net asset value returned -15.13% for the fiscal year. Despite the challenging market conditions, however, the fund's Class A shares provided a 30-day yield of 10.64% at fiscal year-end.

    You can find timely information about your fund and the markets on our Web site, www.aimfunds.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. I look forward to our next report to you in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
August 22, 2002

FUND WEATHERS VOLATILE MARKET CONDITIONS

HOW DID AIM HIGH YIELD FUND PERFORM DURING THE FISCAL YEAR?

The high yield market had some bright moments during the reporting period, particularly late in 2001 and the first quarter of 2002. For much of the fiscal year, however, high yield bonds with their equity-like characteristics had to endure volatile stock market conditions.

    Indeed, as investor concern over corporate accounting irregularities deepened, high yield securities were hard hit. Given this environment, AIM High Yield Fund returned -15.13% for Class A shares, -15.76% for Class B shares and -15.79% for Class C shares, excluding sales charges, for the year ended 7/31/02. By comparison, the fund's benchmark index, the Lehman High Yield Index, returned -9.15% over the same period. The fund underperformed its benchmark as the fund was overweight (compared to its benchmark index) the wireless telecommunications sector--a sector that was particularly hard hit during the fiscal year. However, over the time period, we took steps to reduce our exposure to this sector.

    Despite difficult market conditions, the fund continued to provide attractive current income. As the chart below illustrates, the fund's 30-day yield was 10.64% for Class A shares and 10.37% for Class B and C shares. By comparison, the yield on the 10-year U.S. Treasury was 4.46%.

HOW DID THE HIGH YIELD MARKET FARE DURING THE REPORTING PERIOD?

The dominant theme of the period was risk aversion. Concern over geopolitical events and accounting irregularities drove many investors from stocks into high-quality, fixed-income securities. Given this "flight to quality" environment, high yield bonds--which tend to follow equity markets--suffered in comparison to their higher-quality, fixed-income brethren.

    There were, however, bright spots for the asset class during the fiscal year. The high yield market performed well during the fourth quarter of 2001. In addition, high yield bonds posted positive returns in January, March and April of 2002 as investors sought yields they could not find in other markets.

    Higher-rated high yield credits--such as BB-rated bonds--generally outperformed lower-rated bonds. Nonetheless, there was a significant amount of issuer-specific risk across all rating classes. This made holding a widely diversified portfolio of bonds of major importance. Fortunately, we perceived a high level of issuer-specific risk early in the year and increased the fund's diversification among companies and industries. This helped limit the downside risk from any one issuer.

HOW DID DIFFERENT SECTORS PERFORM?

There was a wide divergence in sector performance. Large losses were actually concentrated in just a few industries.

    To be sure, areas such as telecommunications and cable television--which make up a large percentage of the high yield market--posted double-digit declines year-to-date through July. The telecommunications sector was hurt by funding issues, overcapacity and earnings woes, while cable television suffered from slowing subscriber growth rates and liquidity issues.

    Beyond the communications area, however, many other industries performed well. For instance, year-to-date through July, the textile and apparel industries were up a combined 25%; capital goods were up 12% and the aerospace industry posted gains of 7%. Once again, our efforts toward diversification combined with good credit selection allowed us to participate in many of the better-performing areas of the market.

WHAT OTHER FACTORS INFLUENCED HIGH YIELD BONDS?

Given the volatile market environment, one expected industry trend was the increase in defaults. Remember, however, that defaults are "backward looking"-- by the time a bond actually defaults, the bond price reflects that event. So bonds listed as defaulted in 2001 actually began, trading at low levels as much as a few years earlier.

================================================================================

FUND PROVIDES ATTRACTIVE INCOME

30-Day Yield as of 7/31/02

FUND CLASS A SHARES                                  10.64%

FUND CLASS B & C SHARES                              10.37%

10-YEAR U.S. TREASURY                                 4.46%*

*Source: Bloomberg

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                                        2

PORTFOLIO COMPOSITION

As of 7/31/02, based on total net assets

============================================================================================================================
TOP 10 ISSUERS                                                          TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------------------------------------------
  1. North American Van Lines Inc.                  1.7%                  1. Broadcasting & Cable TV                  13.4%

  2. Railamerica Transportation Corp.               1.5                   2. Wireless Telecommunications Services      5.3

  3. Charter Communications Holdings, LLC/                                3. Casinos & Gambling                        4.8
     Charter Communications Holdings Capital Corp.  1.5

  4. Frontier Oil Corp.                             1.4                   4. Oil & Gas Exploration & Production        3.4

  5. Elizabeth Arden, Inc.                          1.4                   5. Railroads                                 3.0

  6. Acme Communications, Inc.                      1.3                   6. Homebuilding                              3.0

  7. CSK Auto, Inc.                                 1.3                   7. Hotels, Resorts & Cruise Lines            2.7

  8. Pegasus Communications Corp.                   1.1                   8. Personal Products                         2.7

  9. Crown Castle International Corp.               1.1                   9. Specialty Stores                          2.6

 10. Spectrasite Holdings, Inc.                     1.1                  10. Building Products                         2.4

Total net assets:$937 million                                             Total number of holdings:  233

The fund's portfolio is subject to change, and there is no assurance the fund will continue to hold any particular security.
============================================================================================================================

    On a positive note, new issuance has generally been of better credit quality and from a wider range of industries than what we saw in the late 1990s. Given the higher quality of new credits, yields on new issues may be lower, but the implications for future preservation of principal are positive.

GIVEN THE ENVIRONMENT, HOW DID YOU MANAGE THE FUND?

As we mentioned earlier, we continue to reposition the fund to try to lessen risk and increase diversification--steps that helped the fund avoid some of the downside of the current market slump. Specifically, we enhanced our diversification efforts by adding names across various industries. We also continue to emphasize credit research by considering a company's current financial health as well as its ability to weather various parts of market cycles. In addition, we continue to increase the credit quality and liquidity of the fund by adding more B and BB bonds, while reducing our exposure to lower-rated tiers. The fund's average credit quality, however, remains B.

WHAT ARE SOME SPECIFIC HOLDINGS THAT AFFECTED PERFORMANCE?

o Intrawest Corp., a positive contributor to the fund, develops and operates village-centered mountain, beach and golf resorts. As such, the company has benefited from demographic trends favoring resort development leading to strong demand for recent projects.

o Dunlop Standard Aerospace Holdings, another positive contributor, is a leading international supplier of parts and services to the aerospace industry. The company has benefited from its exposure to the relatively stable regional jet market. The company has focused on debt reduction, which has led to improvements in the credit quality of its bonds.

o Charter Communications Holdings, one of the largest issuers in the high yield market, is the fourth-largest cable television system operator in the United States. Charter's bonds declined during the period as the impact of accounting and corporate governance issues emerged at other cable companies. This pressured bonds of all cable television providers.

    Nevertheless, Charter continues to experience strong growth in digital subscribers, leading to continued support for the company's credit quality.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?

Investors continued to focus primarily on corporate accounting concerns. While this spate of disquieting news continued to disrupt markets, it could in the future be a reason for investors to be more confident about corporate America.

    Corporate governance should improve as company management, accounting firms and regulators redouble their efforts to ensure clarity, transparency and integrity of financial statements. Also, throughout the fiscal year, the economy showed signs of recovery. Typically when the economy turns upward, high yield companies benefit as economic growth helps ease the pressure on highly leveraged companies.

    An improvement in corporate oversight by boards of directors combined with a rebound in the economy could spark renewed interest in the high yield market. With yields at attractive levels--far above those in the investment-grade corporate market--we continue to believe that high yield bonds remain an attractive option for investors looking for high income with some potential appreciation.

PORTFOLIO MANAGEMENT TEAM

Carolyn L. Gibbs (Lead Manager)
Peter Ehret (Lead Manager)
Robert G. Alley
Jan H. Friedli
Craig A. Smith

          See important fund and index disclosures inside front cover.

YOUR FUND'S LONG-TERM PERFORMANCE

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 7/31/02, including sales charges

CLASS A SHARES
 Inception (7/11/78)          7.03%
  10 Years                    0.70
   5 Years                   -9.36
   1 Year                   -19.24

CLASS B SHARES
 Inception (9/1/93)          -1.23%
   5 Years                   -9.39
   1 Year                   -19.53

CLASS C SHARES
 Inception (8/4/97)          -9.21%
   1 Year                   -16.54

In addition to the returns as of the close of the reporting period, industry regulations require us to provide average annual total returns (including sales charges) as of 6/30/02, the most recent calendar quarter-end, which were as follows: Class A shares, one year, -15.88%; five years, -8.18%; ten years, 1.30%; inception (7/11/78), 7.23%. Class B shares, one year, -16.22%; five years, -8.21%; inception (9/1/93), -0.79%. Class C shares, one year, -13.11%;
inception (8/4/97), -8.60%.

Past performance cannot guarantee comparable future results. DUE TO SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

RESULTS OF A $10,000 INVESTMENT
7/31/92-7/31/02


                       AIM
                       HIGH YIELD        LEHMAN         LIPPER
                       FUND, CLASS A     HIGH YIELD     HIGH YIELD BOND
                       SHARES            INDEX          FUND INDEX
                            $9525         $10000         $10000
10/31/92                     9595          10090          10046
1/31/92                     10192          10634          10638
4/30/92                     10660          11056          11142
7/31/93                     11189          11533          11698
10/31/93                    11502          11896          12096
1/31/94                     12084          12364          12704
4/30/94                     11594          11785          12082
7/31/94                     11516          11927          12072
10/31/94                    11661          12041          12092
1/31/95                     11666          12138          12043
4/30/95                     12462          13012          12833
7/31/95                     12971          13631          13449
10/31/95                    13245          13927          13734
1/31/96                     13709          14522          14285
4/30/96                     13988          14555          14485
7/31/96                     14213          14833          14672
10/31/96                    14978          15473          15370
1/31/97                     15758          16036          15985
4/30/97                     15616          16225          16036
7/31/97                     16683          17276          17189
10/31/97                    17203          17594          17576
1/31/98                     17828          18240          18259
4/30/98                     18215          18592          18758
7/31/98                     18165          18830          18898
10/31/98                    15946          17504          16959
1/31/99                     16815          18521          18223
4/30/99                     17380          18947          18946
7/31/99                     17051          18726          18596
10/31/99                    16407          18263          18211
1/31/00                     16887          18605          18663
4/30/00                     16050          18277          18388
7/31/00                     15775          18599          18429
10/31/00                    13896          17968          17629
1/31/01                     13959          18908          18057
4/30/01                     13013          18475          17284
7/31/01                     12625          18549          17056
10/31/01                    12108          17939          16287
1/31/02                     12479          18646          16800
4/30/02                     12271          19128          17005
7/31/02                     10720          16850          15366

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

================================================================================


================================================================================

CALENDAR YEAR TOTAL RETURNS (%)

                                                         CLASS A SHARES
                                                         EXCLUDING SALES CHARGES

 1992     1993     1994    1995    1996   1997    1998   1999    2000    2001

18.34    18.40    -1.68   16.86   15.44  12.52   -5.10   2.08  -23.81   -3.59

================================================================================

The line chart above compares the performance of AIM High Yield Fund to its benchmark indexes. It is intended to give you a general idea of how your fund performed compared to these indexes over the period 7/31/92-7/31/02.

    It is important to understand the difference between your fund and an index. A market index such as the Lehman High Yield Index is not managed and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment return.

    An index of funds such as the Lipper High Yield Bond Fund Index includes a number of mutual funds grouped by investment objective. Each of these funds interprets that objective differently, and each employs a different management style and investment strategy.

    Unless otherwise noted, the fund's total return includes sales charges, expenses and management fees. Results for B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the fund at the close of the reporting period and paid the applicable contingent deferred sales charge.

    Performance of the fund's Class A, B and C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.

    Performance shown in the chart does not reflect taxes a shareholder would pay on redemption of fund shares. Index performance does not reflect the effects of taxes either.

TO CHOOSE A FUND CHECK MORE THAN PERFORMANCE

Financial markets have posed quite a challenge to investors recently. What was in favor just months ago may be out of favor now, and vice versa. Anyone who invested during the long-running bull market of the 1990s has probably seen some of his or her returns evaporate in the more challenging market environment of late. The bulging coffers of many money market mutual funds mean some investors have opted to sit things out and wait until things seem more favorable. Other investors may be searching the mutual fund universe for those funds that seem to be weathering the storm better than others. After all, isn't it logical to switch from a mutual fund that is not performing well at the moment to one that is? Not always. What's an investor to do?

LOOK AT THE BIG PICTURE

It's very tempting to look only at returns when you invest in a mutual fund. But there are other factors to consider:

HOW WELL DOES THE FUND MATCH MY FINANCIAL GOALS?

Different kinds of mutual funds are appropriate for different people at different stages. Are you a young adult early in your work life, or are you approaching retirement? Are you investing to buy a house, car or other large item soon, or are you investing for your later years?

    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you should assess how aggressive you can afford to be--you may need to be more conservative than you thought to meet your goal.

HOW WELL DOES THE FUND MATCH MY TOLERANCE FOR RISK?

Many mutual funds that report high-flying returns over the short run may be pretty aggressive--and therefore relatively risky. They may have the potential to make your money grow, but they may also entail more risk than you may be prepared to take.

    Of course, investing in any mutual fund brings with it a certain amount of risk, but this risk can vary widely depending on the types of holdings in which a fund invests. It's important that you take a hard look at your risk tolerance before investing in any fund, particularly if you are ratcheting up to a more aggressive fund.

[PHOTOGRAPH OF COFFEE CUP, NEWSPAPER AND READING GLASSES]

HOW WELL DOES THE FUND FIT INTO MY PORTFOLIO?

When a market sector or mutual fund is doing well, you may be tempted to overload your portfolio with the "winner of the moment." It seems to make sense --you're making money with that investment, so you should allocate more money to it, right?

    Be careful. A narrowly invested portfolio could be especially vulnerable to market volatility. Spreading your investment over several types of funds or investing in one diversified fund can help you spread out your risk--the more diversified your portfolio, the less overlap it should have. Less overlap can mean less risk.

PAST PERFORMANCE IS NO GUARANTEE

The phenomenal returns of the 1990s were the result of a number of unique factors--the strong U.S. economy, the proliferation of new technology companies and record amounts of cash being poured into the stock market, to name a few. Even so, it may seem that everyone always came out a winner in the '90s.

    In reality, market sectors go in and out of favor from year to year. For example, during 2000, utilities were the top-performing segment of the S&P 500, gaining more than 50%. In 2001, utilities were the worst-performing segment, losing more than 30%. Because of the ever-changing nature of the market environment, many high-performing mutual funds don't repeat their gains from year to year. This doesn't necessarily mean a fund had a "bad" year or that fund managers chose holdings poorly. It may just mean that the environment for a particular fund was not as ideal as it had been in the past. This can be true for any mutual fund.

KEEP EXPECTATIONS REALISTIC

Along with recognizing how quickly the market environment can change, it's important to keep your expectations realistic. Of course you would like your investments to do well every year, but chances are they won't. It's the nature of the beast. So what you should be shooting for is good performance over the long term. While your investment may not have a stellar year every year, over time its average returns may prove to be just what you hoped for.

    Sometimes it's hard to be patient when it seems like everyone else's investments are doing better than yours. You may be tempted to chase winning performance by trying to time the market, switching in and out of funds as markets or sectors go in and out of favor. But this strategy can greatly increase your risk and it rarely works--you may end up with significantly lower returns than if you'd just stayed put. (There can also be adverse tax consequences.)

ASSET ALLOCATION: THE OLD STANDBY

The truth is, no one knows for sure what is going to perform well in the market, which is why mutual fund investors should diversify using asset allocation--spreading investments over several fund types (e.g., core, growth, international and income).

    As Isaac Newton proved, what goes up must come down. A diversified portfolio can offer some protection in a market downturn because when your assets are spread over several different types of funds, chances are at least one of them is keeping its head above water. And while a diversified fund portfolio probably won't perform as well as the flashiest stock fund, it probably won't do as badly as the worst of them either.

    Your financial advisor can help you determine what kinds of mutual funds best fit your investment goals and risk tolerance. Talk to your financial advisor for more information.

(1) The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the U.S. stock market.

(2) Source Bloomberg

===============================================================================

DOLLAR-COST AVERAGING CAN LOWER THE COST OF INVESTING

One useful way to buy shares of a mutual fund is through dollar-cost averaging. In such a plan, you invest a certain amount at regular intervals--say $200 per month--which allows you to buy more shares when mutual fund prices go down and fewer shares when prices go up. This gives you the benefit of your average cost per share actually being less than the average price per share.

Please keep in mind that this example is hypothetical and is not indicative of the performance of any investment or AIM fund. Dollar-cost averaging does not assure a profit and does not protect against loss in declining markets. Since dollar-cost averaging involves continuous investing regardless of fluctuating securities prices, investors should consider their ability to continue purchases over an extended period of time.

================================================================================

MONTH                 AMOUNT INVESTED     SHARE PRICE    SHARES PURCHASED

January                 $      200        $       24          8.333
February                       200                20         10.000
March                          200                14         14.286
April                          200                18         11.111
May                            200                22          9.091
June                           200                24          8.333
6-month total           $    1,200        $      122         61.154

AVERAGE PRICE PER SHARE: $122 divided by 6 = $20.33

AVERAGE COST PER SHARE: $1,200 divided by 61.154 = $19.62

================================================================================

LET A FAMILY OF FUNDS WORK FOR YOU


================================================================================

                             [PHOTOGRAPH OF FAMILY]


                        IF YOU GREW UP IN A LARGE FAMILY,

                          YOU UNDOUBTEDLY REMEMBER THE

                        BENEFITS OF BEING SURROUNDED BY A

                          DIVERSE GROUP OF INDIVIDUALS.

                         PERHAPS YOUR UNCLE WAS GOOD AT

                         FIXING CARS, YOUR MOTHER WAS AN

                        ACE GARDENER AND YOUR SISTER WAS

                           A WHIZ AT MATH. INDEED, THE

                          ADVANTAGES OF BEING PART OF A

                                FAMILY ARE MANY.

================================================================================
And the same concept holds true for a family of mutual funds. By investing with a company that offers a large, diversified family of funds--each with a distinct investment goal and strategy--investors can benefit from flexibility, reduced sales charges and unified record-keeping. After consulting with your financial advisor, you can easily move from a growth fund to an income fund, for example (or vice versa), often without incurring sales charges. The sale or exchange of one mutual fund for another may, of course, have tax consequences.

    By investing in a family of funds, investors can qualify for reduced sales charges and breakpoints. Ways to do so include:

o RIGHTS OF ACCUMULATION - If you buy shares over time, you may be eligible for reduced sales charges once they have met certain minimums.

o LETTER OF INTENT - By promising, in writing, to invest a certain amount of
money over a 13-month period, you   may qualify for reduced sales charges,
depending on the amount invested.

o LARGE INITIAL INVESTMENTS - While most mutual funds allow for relatively small
initial investments, larger initial investments may earn you a reduced   sales
charge.

o DIVIDEND REINVESTMENT - All dividends and capital gains reinvested in   a fund
buy shares at net asset value   (with no sales charge) rather than at the public
offering price (which includes a sales charge).

MAKE YOUR FINANCIAL ADVISOR A PART OF THE FAMILY

Every family member is different; each has his or her own unique needs, goals, time horizons, and risk tolerances. Your brother may be concerned about saving for his children's college expenses, while your mother is concerned about her retirement needs. Financial advisors understand this, and an advisor can help identify investments that meet your individual needs, goals and preferences.

    A good financial advisor knows that diversification can reduce risk, since stocks and bonds behave differently in various market conditions. An advisor can help design asset-allocation strategies that combine all your investments and other financial resources into one comprehensive package. The idea is to spread assets over several investment categories--stocks, bonds and cash, to name just three--to minimize risk and to increase the odds that short- and long-range financial goals can be achieved. Indeed, as discussed earlier, one of the advantages of investing in a family of mutual funds is the flexibility to easily exchange funds.

SO REMEMBER:

o Visit your financial advisor annually for a "check-up." You and your advisor can make sure your investments are still on track--or can decide what changes are required.

o Talk to your financial advisor before changing your existing investments--or making any new ones.

o Contact your advisor any time market conditions or world events make you uneasy about your investments. He or she can help you focus on your long-term goals and strategy.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JULY 31, 2002


                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
BONDS & NOTES-95.32%

AEROSPACE & DEFENSE-1.10%

Dunlop Standard Aerospace Holdings PLC
  (United Kingdom), Sr. Unsec. Sub. Yankee
  Notes, 11.88%, 05/15/09                      $ 8,135,000   $  8,501,075
-------------------------------------------------------------------------
Sequa Corp.-Class A, Sr. Unsec. Notes, 9.00%,
  08/01/09                                       1,770,000      1,770,000
=========================================================================
                                                               10,271,075
=========================================================================

AIRLINES-1.02%

Air Canada (Canada), Sr. Unsec. Yankee Notes,
  10.25%, 03/15/11                               5,445,000      3,566,475
-------------------------------------------------------------------------
Northwest Airlines Inc., Sr. Unsec. Gtd.
  Notes, 8.88%, 06/01/06                         7,780,000      6,029,500
=========================================================================
                                                                9,595,975
=========================================================================

ALUMINUM-0.33%

Jorgensen (Earle M.) Co., Sr. Sec. Notes,
  9.75%, 06/01/12(a)                             3,115,000      3,068,275
=========================================================================

APPAREL RETAIL-2.00%

Big 5 Corp.-Series B, Sr. Unsec. Notes,
  10.88%, 11/15/07                               8,945,000      9,481,700
-------------------------------------------------------------------------
Gap, Inc. (The), Unsec. Notes, 9.90%,
  12/15/05                                       5,325,000      5,245,125
-------------------------------------------------------------------------
Mothers Work, Inc., Sr. Notes, 11.25%,
  08/01/10                                       4,010,000      3,991,999
=========================================================================
                                                               18,718,824
=========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.94%

Perry Ellis International, Inc., Sr. Sec.
  Notes, 9.50%, 03/15/09 (Acquired 03/15/02;
  Cost $1,765,203)(b)                            1,810,000      1,837,150
-------------------------------------------------------------------------
Russell Corp., Sr. Notes, 9.25%, 05/01/10(a)     2,640,000      2,719,200
-------------------------------------------------------------------------
Samsonite Corp., Sr. Unsec. Sub. Notes,
  10.75%, 06/15/08                                 150,000        125,250
-------------------------------------------------------------------------
William Carter Co. (The), Sr. Unsec. Gtd.
  Sub. Notes, 10.88%, 08/15/11                   3,805,000      4,109,400
=========================================================================
                                                                8,791,000
=========================================================================

AUTO PARTS & EQUIPMENT-1.33%

Advance Stores Co., Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 10.25%, 04/15/08              8,880,000      9,368,400
-------------------------------------------------------------------------
Dura Operating Corp.-Series B, Sr. Unsec.
  Gtd. Notes, 8.63%, 04/15/12                      425,000        429,250
-------------------------------------------------------------------------
Intermet Corp., Sr. Notes, 9.75%, 06/15/09(a)    2,670,000      2,670,000
-------------------------------------------------------------------------
Key Plastics Holdings, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 10.25%,
  03/15/07(c)(d)                                23,770,000          2,377
=========================================================================
                                                               12,470,027
=========================================================================

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE


BANKS-0.40%

Western Financial Bank, Unsec. Sub. Deb.,
  9.63%, 05/15/12                              $ 3,845,000   $  3,748,875
=========================================================================

BROADCASTING & CABLE TV-13.07%

Acme Communications, Inc.-Series B, Sr.
  Unsec. Unsub. Gtd. Notes, 10.88%, 09/30/04    12,355,000     12,231,450
-------------------------------------------------------------------------
Adelphia Communications Corp.,
  Series B, Sr. Unsec. Notes, 9.88%,
  03/01/07(d)                                    4,220,000      1,371,500
-------------------------------------------------------------------------
  Sr. Unsec. Notes, 10.88%, 10/01/10(d)          9,595,000      3,118,375
-------------------------------------------------------------------------
Alliance Atlantis Communications Inc.
  (Canada), Sr. Unsec. Sub. Yankee Notes,
  13.00%, 12/15/09                               6,960,000      7,482,000
-------------------------------------------------------------------------
Charter Communications Holdings, LLC /
  Charter Communications Holdings
  Capital Corp.,
  Sr. Unsec. Disc. Notes, 9.92%, 04/01/11(e)    25,190,000     10,957,650
-------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 11.13%, 01/15/11        3,975,000      2,643,375
-------------------------------------------------------------------------
Clear Channel Communications, Inc., Sr.
  Unsec. Notes, 7.65%, 09/15/10                  3,590,000      3,379,411
-------------------------------------------------------------------------
Comcast UK Cable Partners Ltd. (Bermuda), Sr.
  Unsec. Yankee Deb., 11.20%, 11/15/07           9,395,000      8,314,575
-------------------------------------------------------------------------
Corus Entertainment Inc. (Canada), Sr. Unsec.
  Sub. Yankee Notes, 8.75%, 03/01/12             2,135,000      2,124,325
-------------------------------------------------------------------------
CSC Holdings Inc.-Series B, Sr. Unsec. Notes,
  7.63%, 04/01/11                                4,200,000      3,297,000
-------------------------------------------------------------------------
Echostar Broadband Corp., Sr. Unsec. Notes,
  10.38%, 10/01/07                               4,605,000      4,420,800
-------------------------------------------------------------------------
Fox Family Worldwide, Inc., Sr. Unsec. Notes,
  10.25%, 11/01/07                               1,959,044      2,071,689
-------------------------------------------------------------------------
Insight Midwest, L.P., Sr. Unsec. Notes,
  10.50%, 11/01/10                               6,435,000      5,373,225
-------------------------------------------------------------------------
Knology Holdings, Inc., Sr. Unsub. Disc.
  Notes, 11.88%, 10/15/07(e)                    18,240,000      5,426,400
-------------------------------------------------------------------------
LIN Holdings Corp., Sr. Unsec. Disc. Notes,
  10.00%, 03/01/08(e)                            6,135,000      5,797,575
-------------------------------------------------------------------------
Mediacomm LLC, Sr. Unsec. Notes, 9.50%,
  01/15/13                                       8,140,000      5,657,300
-------------------------------------------------------------------------
ONO Finance PLC (United Kingdom), Sr. Unsec.
  Gtd. Euro Notes, 13.00%, 05/01/09             17,740,000      3,326,250
-------------------------------------------------------------------------
Pegasus Communications Corp.-Series B, Sr.
  Notes, 9.63%, 10/15/05                         7,700,000      3,580,500
-------------------------------------------------------------------------
  Sr. Unsec. Notes, 12.50%, 08/01/07            14,500,000      7,177,500
-------------------------------------------------------------------------
Radio One, Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 8.88%, 07/01/11                    6,595,000      6,644,462
-------------------------------------------------------------------------


                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
BROADCASTING & CABLE TV-(CONTINUED)

Salem Communications Holding Corp.- Series B,
  Sr. Unsec. Gtd. Sub. Notes, 9.00%, 07/01/11  $ 5,070,000   $  5,146,050
-------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., Sr. Unsec.
  Gtd. Sub. Notes, 8.75%, 12/15/11               4,410,000      4,432,050
-------------------------------------------------------------------------
Spanish Broadcasting System, Inc., Sr. Unsec.
  Gtd. Sub. Notes, 9.63%, 11/01/09               3,409,000      3,340,820
-------------------------------------------------------------------------
United Pan-Europe Communications N.V.
  (Netherlands)-Series B, Sr. Unsec. Yankee
  Notes,
  11.25%, 02/01/10(c)                           12,385,000      1,114,650
-------------------------------------------------------------------------
  11.50%, 02/01/10(c)                            8,200,000        738,000
-------------------------------------------------------------------------
Young Broadcasting Inc.,
  Series B, Sr. Unsec. Gtd. Sub. Notes,
  9.00%, 01/15/06                                  785,000        722,200
-------------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Notes, 8.50%, 12/15/08    2,630,000      2,643,150
=========================================================================
                                                              122,532,282
=========================================================================

BUILDING PRODUCTS-2.43%

Associated Materials Inc., Sr. Unsec. Sub.
  Notes, 9.75%, 04/15/12(a)                      1,780,000      1,824,500
-------------------------------------------------------------------------
Atrium Cos., Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 10.50%, 05/01/09                   2,660,000      2,673,300
-------------------------------------------------------------------------
Brand Services, Inc., Sr. Unsec. Notes,
  10.25%, 02/15/08                               9,930,000      9,582,450
-------------------------------------------------------------------------
MMI Products, Inc.-Series B, Sr. Unsec. Sub.
  Notes, 11.25%, 04/15/07                        8,720,000      8,720,000
=========================================================================
                                                               22,800,250
=========================================================================

CASINOS & GAMBLING-4.76%

Ameristar Casinos, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 10.75%, 02/15/09                        7,925,000      8,519,375
-------------------------------------------------------------------------
Boyd Gaming Corp.,
  Sr. Unsec. Gtd. Notes, 9.25%, 08/01/09         5,000,000      5,275,000
-------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 8.75%, 04/15/12         4,450,000      4,527,875
-------------------------------------------------------------------------
Herbst Gaming, Inc.-Series B, Sr. Sec. Notes,
  10.75%, 09/01/08                               4,450,000      4,628,044
-------------------------------------------------------------------------
Hollywood Casino Corp./Shreveport Capital
  Corp., Sr. Unsec. Gtd. First Mortgage
  Notes, 13.00%, 08/01/06                        6,075,000      6,591,375
-------------------------------------------------------------------------
Hollywood Casino Corp.-Class A, Sr. Sec. Gtd.
  Notes, 11.25%, 05/01/07                        4,630,000      5,000,400
-------------------------------------------------------------------------
Mohegan Tribal Gaming Authority, Sr. Unsec.
  Gtd. Sub. Notes, 8.00%, 04/01/12               1,370,000      1,370,000
-------------------------------------------------------------------------
Park Place Entertainment Corp., Sr. Unsec.
  Notes, 7.50%, 09/01/09                         5,235,000      5,117,212
-------------------------------------------------------------------------
Venetian Casino Resort LLC, 2nd Mortgage
  Notes, 11.00%, 06/15/10(a)                     3,565,000      3,582,825
=========================================================================
                                                               44,612,106
=========================================================================

COMMODITY CHEMICALS-0.62%

ISP Chemo Inc.-Series B, Sr. Unsec. Gtd. Sub.
  Notes, 10.25%, 07/01/11                        3,590,000      3,482,300
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE

COMMODITY CHEMICALS-(CONTINUED)

Methanex Corp. (Canada), Sr. Unsec. Yankee
  Notes, 8.75%, 08/15/12                       $ 2,225,000   $  2,306,613
=========================================================================
                                                                5,788,913
=========================================================================

COMPUTER STORAGE & PERIPHERALS-0.05%

Seagate Technology LLC, Sr. Notes, 8.00%,
  05/15/09(a)                                      480,000        464,400
=========================================================================

CONSTRUCTION & ENGINEERING-1.04%

Schuff International Inc., Sr. Unsec. Gtd.
  Sub. Notes, 10.50%, 06/01/08                  11,125,000      9,734,375
=========================================================================

CONSTRUCTION MATERIALS-0.73%

Dayton Superior Corp., Sr. Unsec. Gtd. Sub.
  Notes, 13.00%, 06/15/09                        7,120,000      6,835,200
=========================================================================

CONSTRUCTION, FARM MACHINERY & HEAVY
  TRUCKS-0.46%

Terex Corp., Sr. Unsec. Gtd. Sub. Notes,
  9.25%, 07/15/11                                4,260,000      4,281,300
=========================================================================

DISTILLERS & VINTNERS-0.27%

Constellation Brands, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 8.13%, 01/15/12        2,430,000      2,515,050
=========================================================================

DISTRIBUTORS-0.09%

AmeriGas Partners, L.P., Sr. Unsec. Notes,
  8.88%, 05/20/11                                  810,000        830,250
=========================================================================

DIVERSIFIED CHEMICALS-1.58%

Equistar Chemicals LP/Equistar Funding Corp.,
  Sr. Unsec. Gtd. Notes, 10.13%, 09/01/08        4,630,000      4,259,600
-------------------------------------------------------------------------
Huntsman International LLC, Sr. Notes, 9.88%,
  03/01/09(a)                                    5,455,000      5,509,550
-------------------------------------------------------------------------
Millennium America, Inc.,
  Sr. Notes, 9.25%, 06/15/08(a)                  2,215,000      2,281,450
-------------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Notes, 9.25%, 06/15/08    2,720,000      2,801,600
=========================================================================
                                                               14,852,200
=========================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.81%

Tekni-Plex, Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 12.75%, 06/15/10                   7,585,000      7,622,925
=========================================================================

DIVERSIFIED FINANCIAL SERVICES-0.56%

LBI Media Inc., Sr. Sub. Notes, 10.13%,
  07/15/12(a)                                    5,340,000      5,259,900
=========================================================================

DIVERSIFIED METALS & MINING-0.04%

Centaur Mining and Exploration Ltd.
  (Australia), Sr. Gtd. Yankee Notes, 11.00%,
  12/01/07(c)                                   28,800,000        360,000
=========================================================================

DRUG RETAIL-0.44%

Rite Aid Corp., Sr. Unsec. Unsub. Notes,
  7.13%, 01/15/07                                6,175,000      4,106,375
=========================================================================


                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE

ELECTRIC UTILITIES-2.08%

AES Corp. (The),
  Sr. Unsec. Notes, 8.75%, 06/15/08            $ 6,330,000   $  2,500,350
-------------------------------------------------------------------------
  Sr. Unsec. Notes, 9.50%, 06/01/09              1,505,000        624,559
-------------------------------------------------------------------------
  Unsec. Putable Unsub. ROARS Notes, 7.38%,
  06/15/03                                       1,615,000        896,325
-------------------------------------------------------------------------
Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Yankee Notes, 8.50%,
  05/01/08                                       9,235,000      4,756,025
-------------------------------------------------------------------------
Calpine Corp., Sr. Unsec. Notes, 8.63%,
  08/15/10                                       4,010,000      1,904,750
-------------------------------------------------------------------------
CMS Energy Corp., Sr. Unsec. Unsub. Notes,
  8.90%, 07/15/08                                6,280,000      4,301,800
-------------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Notes,
  13.50%, 07/15/08                              11,150,000      4,515,750
=========================================================================
                                                               19,499,559
=========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.34%

Flextronics International Ltd. (Singapore),
  Sr. Unsec. Sub. Yankee Notes, 9.88%,
  07/01/10                                       5,530,000      5,585,300
-------------------------------------------------------------------------
Knowles Electronics Inc., Sr. Unsec. Gtd.
  Sub. Notes, 13.13%, 10/15/09                   9,860,000      6,951,300
=========================================================================
                                                               12,536,600
=========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.83%

Fisher Scientific International Inc., Sr.
  Unsec. Sub. Notes, 8.13%, 05/01/12             3,835,000      3,815,825
-------------------------------------------------------------------------
Solectron Corp., Sr. Unsec. Notes, 9.63%,
  02/15/09                                       4,410,000      3,946,950
=========================================================================
                                                                7,762,775
=========================================================================

EMPLOYMENT SERVICES-0.62%

MSX International, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 11.38%, 01/15/08                        8,890,000      5,822,950
=========================================================================

ENVIRONMENTAL SERVICES-0.68%

Allied Waste North America Inc.-Series B,
  Sr. Gtd. Sub. Notes, 8.50%, 12/01/08           3,465,000      3,135,825
-------------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Notes, 10.00%,
  08/01/09                                       3,600,000      3,258,000
=========================================================================
                                                                6,393,825
=========================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-0.40%

IMC Global Inc.-Series B, Sr. Unsec. Gtd.
  Notes, 11.25%, 06/01/11                        3,520,000      3,748,800
=========================================================================

FOOD DISTRIBUTORS-0.82%

Fleming Cos., Inc.-Series D, Sr. Unsec. Gtd.
  Sub. Notes, 10.63%, 07/31/07                   6,240,000      5,990,400
-------------------------------------------------------------------------
Roundy's Inc., Sr. Sub. Notes, 8.88%,
  06/15/12(a)                                    1,665,000      1,665,000
=========================================================================
                                                                7,655,400
=========================================================================

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE


FOOD RETAIL-0.36%

Pathmark Stores, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 8.75%, 02/01/12                       $ 3,420,000   $  3,385,800
=========================================================================

FOREST PRODUCTS-0.81%

Louisiana-Pacific Corp., Sr. Unsec. Sub.
  Notes, 10.88%, 11/15/08                        2,450,000      2,584,750
-------------------------------------------------------------------------
Millar Western Forest Products Ltd. (Canada),
  Sr. Unsec. Yankee Notes, 9.88%, 05/15/08       5,180,000      4,998,700
=========================================================================
                                                                7,583,450
=========================================================================

GAS UTILITIES-0.84%

El Paso Energy Partners, L.P.,
  Series B, Sr. Unsec. Gtd. Sub. Notes,
  8.50%, 06/01/11                                2,505,000      2,367,225
-------------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Notes, 8.50%,
  06/01/11(a)                                    5,875,000      5,551,875
=========================================================================
                                                                7,919,100
=========================================================================

GENERAL MERCHANDISE STORES-0.91%

Pantry, Inc. (The), Sr. Unsec. Gtd. Sub.
  Notes, 10.25%, 10/15/07                        9,600,000      8,496,000
=========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-0.29%

Vanguard Health Systems, Inc., Sr. Unsec.
  Gtd. Sub. Notes, 9.75%, 08/01/11               2,635,000      2,700,875
=========================================================================

HEALTH CARE EQUIPMENT-1.29%

CONMED Corp., Sr. Unsec. Gtd. Sub. Notes,
  9.00%, 03/15/08                                2,140,000      2,150,700
-------------------------------------------------------------------------
Radiologix, Inc.-Series B, Sr. Unsec. Gtd.
  Notes, 10.50%, 12/15/08                        6,190,000      6,313,800
-------------------------------------------------------------------------
Vicar Operating, Inc., Sr. Unsec. Gtd. Notes,
  9.88%, 12/01/09                                3,420,000      3,625,200
=========================================================================
                                                               12,089,700
=========================================================================

HEALTH CARE FACILITIES-2.42%

Hanger Orthopedic Group, Inc.,
  Sr. Sub. Notes, 11.25%, 06/15/09               4,750,000      4,773,750
-------------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Notes, 10.38%,
  02/15/09                                         840,000        869,400
-------------------------------------------------------------------------
InSight Health Services Corp.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 9.88%, 11/01/11        2,215,000      2,226,075
-------------------------------------------------------------------------
Magellan Health Services, Inc., Sr. Notes,
  9.38%, 11/15/07(a)                             2,620,000      2,109,100
-------------------------------------------------------------------------
Select Medical Corp., Sr. Unsec. Sub. Notes,
  9.50%, 06/15/09                                5,310,000      5,442,750
-------------------------------------------------------------------------
Triad Hospitals, Inc.-Series B, Sr. Unsec.
  Gtd. Notes, 8.75%, 05/01/09                    2,665,000      2,784,925
-------------------------------------------------------------------------
United Surgical Partners International, Inc.,
  Sr. Unsec. Gtd. Sub. Notes, 10.00%,
  12/15/11                                       4,275,000      4,435,312
=========================================================================
                                                               22,641,312
=========================================================================


                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE

HEALTH CARE SUPPLIES-0.79%

DJ Orthopedics LLC, Sr. Unsec. Gtd. Sub.
  Notes, 12.63%, 06/15/09                      $ 6,775,000   $  7,452,500
=========================================================================

HOME FURNISHINGS-2.21%

Falcon Products, Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 11.38%, 06/15/09              4,230,000      3,384,000
-------------------------------------------------------------------------
O'Sullivan Industries, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 13.38%, 10/15/09       8,395,000      8,436,975
-------------------------------------------------------------------------
Sealy Mattress Co.-Series B, Sr. Gtd. Sub.
  Notes, 9.88%, 12/15/07                         8,130,000      6,951,150
-------------------------------------------------------------------------
Winsloew Furniture, Inc.-Series B, Sr. Gtd.
  Sub. Notes, 12.75%, 08/15/07                   2,025,000      1,954,125
=========================================================================
                                                               20,726,250
=========================================================================

HOMEBUILDING-2.96%

Beazer Homes USA, Inc., Sr. Notes, 8.38%,
  04/15/12(a)                                    3,515,000      3,515,000
-------------------------------------------------------------------------
K Hovnanian Enterprises, Inc., Sr. Unsec.
  Gtd. Notes, 10.50%, 10/01/07                   3,400,000      3,587,000
-------------------------------------------------------------------------
Schuler Homes, Inc.,
  Class A, Sr. Unsec. Gtd. Sub. Notes,
  10.50%, 07/15/11                               3,575,000      3,610,750
-------------------------------------------------------------------------
  Sr. Unsec. Gtd. Notes, 9.00%, 04/15/08         4,050,000      4,070,250
-------------------------------------------------------------------------
Technical Olympic USA, Inc., Sr. Notes,
  9.00%, 07/01/10(a)                             6,170,000      5,830,650
-------------------------------------------------------------------------
WCI Communities Inc., Sr. Unsec. Gtd. Sub.
  Notes, 10.63%, 02/15/11                        7,100,000      7,135,500
=========================================================================
                                                               27,749,150
=========================================================================

HOTELS, RESORTS & CRUISE LINES-2.71%

Host Marriott Corp., Sr. Sec. Gtd. Notes,
  7.88%, 08/01/08                                1,805,000      1,710,237
-------------------------------------------------------------------------
Intrawest Corp. (Canada), Sr. Unsec. Yankee
  Notes, 10.50%, 02/01/10                        5,990,000      6,199,650
-------------------------------------------------------------------------
John Q Hammons Hotels, 1st Mortgage Notes,
  8.88%, 05/15/12(a)                             3,510,000      3,360,825
-------------------------------------------------------------------------
Kerzner International Ltd. (Bahamas),
  Sr. Sub. Yankee Notes, 8.88%, 08/15/11
  (Acquired 05/09/02; Cost $2,884,000)(b)        2,800,000      2,842,000
-------------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Yankee Notes, 8.88%,
  08/15/11                                       1,580,000      1,607,650
-------------------------------------------------------------------------
Royal Caribbean Cruises Ltd., Sr. Unsec.
  Unsub. Notes, 8.75%, 02/02/11                  6,740,000      6,133,400
-------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.,
  Notes, 7.88%, 05/01/12(a)                      3,775,000      3,595,687
=========================================================================
                                                               25,449,449
=========================================================================

HOUSEHOLD APPLIANCES-0.61%

Salton, Inc., Sr. Unsec. Gtd. Sub. Notes,
  10.75%, 12/15/05                               5,850,000      5,762,250
=========================================================================

HOUSEWARES & SPECIALTIES-0.29%

Johnsondiversey Inc., Sr. Sub. Notes, 9.63%,
  05/15/12(a)                                    2,625,000      2,730,000
=========================================================================

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE


INDUSTRIAL MACHINERY-0.39%

Actuant Corp., Sr. Unsec. Gtd. Sub. Notes,
  13.00%, 05/01/09                             $   856,000   $    988,680
-------------------------------------------------------------------------
NMHG Holdings Co., Sr. Unsec. Gtd. Notes,
  10.00%, 05/15/09(a)                            2,630,000      2,643,150
=========================================================================
                                                                3,631,830
=========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-2.21%

American Media Operations, Inc.-Series B, Sr.
  Unsec. Gtd. Notes, 10.25%, 05/01/09            2,500,000      2,606,250
-------------------------------------------------------------------------
ICG Services, Inc., Sr. Unsec. Disc. Notes,
  10.00%, 02/15/08(c)(e)                        64,905,000        324,525
-------------------------------------------------------------------------
Madison River Capital LLC/Madison River
  Finance Corp., Sr. Unsec. Notes, 13.25%,
  03/01/10                                      10,720,000      7,772,000
-------------------------------------------------------------------------
NTELOS Inc., Sr. Unsec. Notes, 13.00%,
  08/15/10                                       7,860,000      2,161,500
-------------------------------------------------------------------------
PTC International Finance II S.A.
  (Luxembourg), Sr. Unsec. Gtd. Sub. Yankee
  Notes, 11.25%, 12/01/09                        6,400,000      6,432,000
-------------------------------------------------------------------------
Sprint Capital Corp., Sr. Unsec. Gtd. Notes,
  6.13%, 11/15/08                                2,000,000      1,445,000
=========================================================================
                                                               20,741,275
=========================================================================

LEISURE FACILITIES-1.03%

Six Flags, Inc., Sr. Unsec. Notes,
  8.88%, 02/01/10                                4,750,000      4,655,000
-------------------------------------------------------------------------
  9.50%, 02/01/09                                2,185,000      2,185,000
-------------------------------------------------------------------------
  9.75%, 06/15/07                                2,835,000      2,849,175
=========================================================================
                                                                9,689,175
=========================================================================

LIFE & HEALTH INSURANCE-0.14%

Conseco, Inc., Sr. Unsec. Gtd. Notes,
  8.75%, 08/09/06 (Acquired 07/19/01; Cost
  $1,639,950)(b)(c)                              1,740,000        478,500
-------------------------------------------------------------------------
  10.75%, 06/15/09 (Acquired 06/26/01; Cost
  $2,677,914)(b)(c)                              2,710,000        799,450
=========================================================================
                                                                1,277,950
=========================================================================

METAL & GLASS CONTAINERS-2.00%

Graphic Packaging Corp., Sr. Unsec. Gtd. Sub.
  Notes, 8.63%, 02/15/12(a)                      3,425,000      3,407,875
-------------------------------------------------------------------------
Greif Bros. Corp.-Class A, Sr. Sub. Notes,
  8.88%, 08/01/12(a)                             4,445,000      4,433,887
-------------------------------------------------------------------------
Jarden Corp., Sr. Sub. Notes, 9.75%,
  05/01/12(a)                                    6,205,000      5,894,750
-------------------------------------------------------------------------
Plastipak Holdings Inc., Sr. Unsec. Gtd.
  Notes, 10.75%, 09/01/11                        4,535,000      4,875,125
-------------------------------------------------------------------------
Stone Container Corp., Sr. Notes, 8.38%,
  07/01/12(a)                                      150,000        151,500
=========================================================================
                                                               18,763,137
=========================================================================

MOVIES & ENTERTAINMENT-1.52%

AMC Entertainment Inc., Sr. Unsec. Sub.
  Notes, 9.50%, 02/01/11                        10,320,000      9,855,600
-------------------------------------------------------------------------


                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
MOVIES & ENTERTAINMENT-(CONTINUED)

Nextmedia Operating Inc., Sr. Unsec. Gtd.
  Sub. Notes, 10.75%, 07/01/11                 $ 4,515,000   $  4,424,700
=========================================================================
                                                               14,280,300
=========================================================================

OFFICE SERVICES & SUPPLIES-0.34%

Mail Well I Corp., Sr. Unsec. Gtd. Notes,
  9.63%, 03/15/12(a)                             3,950,000      3,179,750
=========================================================================

OIL & GAS DRILLING-1.00%

Pride International, Inc., Sr. Unsec. Notes,
  10.00%, 06/01/09                               8,765,000      9,400,463
=========================================================================

OIL & GAS EQUIPMENT & SERVICES-0.98%

Hanover Equipment Trust
  2001 A, Sr. Sec. Notes, 8.50%, 09/01/08(a)     2,640,000      2,191,200
-------------------------------------------------------------------------
  2001 B, Sr. Sec. Notes, 8.75%, 09/01/11(a)       880,000        734,800
-------------------------------------------------------------------------
SESI, LLC, Sr. Unsec. Gtd. Notes, 8.88%,
  05/15/11                                       6,335,000      6,239,975
=========================================================================
                                                                9,165,975
=========================================================================

OIL & GAS EXPLORATION & PRODUCTION-3.36%

Chesapeake Energy Corp., Sr. Unsec. Gtd.
  Notes, 8.38%, 11/01/08                         2,720,000      2,720,000
-------------------------------------------------------------------------
Comstock Resources, Inc., Sr. Unsec. Gtd.
  Notes, 11.25%, 05/01/07                        7,820,000      8,015,500
-------------------------------------------------------------------------
Frontier Oil Corp., Sr. Unsec. Notes, 11.75%,
  11/15/09                                      12,785,000     13,360,325
-------------------------------------------------------------------------
Pogo Producing Co.-Series B, Sr. Unsec. Sub.
  Notes, 10.38%, 02/15/09                        4,880,000      5,270,400
-------------------------------------------------------------------------
Swift Energy Co., Sr. Unsec. Sub. Notes,
  9.38%, 05/01/12                                2,200,000      2,101,000
=========================================================================
                                                               31,467,225
=========================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-1.89%

Texas Petrochemical Corp., Sr. Unsec. Sub.
  Notes, 11.13%, 07/01/06                       11,895,000      9,218,625
-------------------------------------------------------------------------
Western Gas Resources, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 10.00%, 06/15/09                   8,000,000      8,520,000
=========================================================================
                                                               17,738,625
=========================================================================

PACKAGED FOODS & MEATS-0.28%

Dole Foods Co., Inc., Sr. Unsec. Notes,
  7.25%, 05/01/09                                2,610,000      2,614,072
=========================================================================

PAPER PRODUCTS-1.03%

Appleton Papers Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 12.50%, 12/15/08              5,390,000      5,430,425
-------------------------------------------------------------------------
Tembec Industries Inc. (Canada), Sr. Unsec.
  Gtd. Yankee Notes, 7.75%, 03/15/12             4,255,000      4,201,132
=========================================================================
                                                                9,631,557
=========================================================================

PERSONAL PRODUCTS-2.70%

Armkel LLC, Sr. Sub. Notes, 9.50%, 08/15/09      3,160,000      3,294,300
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE

PERSONAL PRODUCTS-(CONTINUED)

Elizabeth Arden, Inc.,
  Sr. Notes, 10.38%, 05/15/07                  $ 3,190,000   $  2,982,650
-------------------------------------------------------------------------
  Sr. Sec. Notes, 11.75%, 02/01/11               9,565,000      9,708,475
-------------------------------------------------------------------------
Herbalife International, Inc., Sr. Sub.
  Notes, 11.75%, 07/15/10(a)                     3,560,000      3,542,200
-------------------------------------------------------------------------
Playtex Products, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 9.38%, 06/01/11                         5,420,000      5,772,300
=========================================================================
                                                               25,299,925
=========================================================================

PHARMACEUTICALS-1.66%

aaiPharma Inc., Sr. Sub. Notes, 11.00%,
  04/01/10(a)                                   10,240,000      9,574,400
-------------------------------------------------------------------------
Biovail Corp. (Canada), Sr. Sub. Yankee
  Notes, 7.88%, 04/01/10                         6,120,000      5,945,702
=========================================================================
                                                               15,520,102
=========================================================================

RAILROADS-2.95%

Kansas City Southern Railway, Sr. Unsec. Gtd.
  Notes, 9.50%, 10/01/08                         5,739,000      6,198,120
-------------------------------------------------------------------------
Railamerica Transportation Corp., Sr. Unsec.
  Gtd. Sub. Notes, 12.88%, 08/15/10             13,705,000     14,218,938
-------------------------------------------------------------------------
TFM S.A. de C.V. (Mexico), Sr. Unsec. Gtd.
  Disc. Yankee Deb., 11.75%, 06/15/09            7,563,000      7,260,480
=========================================================================
                                                               27,677,538
=========================================================================

REAL ESTATE INVESTMENT TRUSTS-1.17%

Host Marriott LP
  Series E, Sr. Sec. Gtd. Notes,
  8.38%, 02/15/06                                  300,000        292,500
-------------------------------------------------------------------------
  Series I, Unsec. Gtd. Notes, 9.50%,
  01/15/07                                       4,900,000      4,900,000
-------------------------------------------------------------------------
iStar Financial Inc., Sr. Unsec. Notes,
  8.75%, 08/15/08                                  570,000        589,950
-------------------------------------------------------------------------
MeriStar Hospitality Corp., Sr. Unsec. Gtd.
  Notes, 9.13%, 01/15/11                         4,430,000      4,208,500
-------------------------------------------------------------------------
RFS Partnership LP, Sr. Unsec. Gtd. Notes,
  9.75%, 03/01/12                                  980,000        984,900
=========================================================================
                                                               10,975,850
=========================================================================

RESTAURANTS-0.10%

Perkins Family Restaurants, L.P.-Series B,
  Sr. Unsec. Notes, 10.13%, 12/15/07               970,000        955,450
=========================================================================

SEMICONDUCTORS-0.56%

ON Semiconductor Corp., Sr. Sec. Gtd. Notes,
  12.00%, 05/15/08(a)                            6,215,000      5,251,675
=========================================================================

SPECIALTY CHEMICALS-0.32%

OM Group, Inc., Sr. Unsec. Gtd. Sub. Notes,
  9.25%, 12/15/11                                3,110,000      3,001,150
=========================================================================

SPECIALTY STORES-2.64%

Cole National Group, Inc., Sr. Sub. Notes,
  8.88%, 05/15/12(a)                             1,730,000      1,721,350
-------------------------------------------------------------------------


                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
SPECIALTY STORES-(CONTINUED)

CSK Auto, Inc.,
  Series A, Sr. Gtd. Sub. Deb., 11.00%,
  11/01/06                                     $ 7,325,000   $  7,727,875
-------------------------------------------------------------------------
  Sr. Unsec. Gtd. Notes, 12.00%, 06/15/06        4,010,000      4,270,650
-------------------------------------------------------------------------
Petco Animal Supplies Inc., Sr. Unsec. Gtd.
  Sub. Notes, 10.75%, 11/01/11                   4,390,000      4,741,200
-------------------------------------------------------------------------
Petro Stopping Centers LP, Sr. Unsec. Notes,
  10.50%, 02/01/07                               2,160,000      2,062,800
-------------------------------------------------------------------------
United Rentals, Inc.-Series B, Sr. Unsec.
  Gtd. Notes, 10.75%, 04/15/08                   4,085,000      4,207,550
=========================================================================
                                                               24,731,425
=========================================================================

STEEL-0.29%

AK Steel Corp., Sr. Unsec. Gtd. Notes, 7.75%,
  06/15/12(a)                                    2,690,000      2,703,450
=========================================================================

TELECOMMUNICATIONS EQUIPMENT-2.20%

Filtronic PLC (United Kingdom), Sr. Unsec.
  Yankee Notes, 10.00%, 12/01/05                 8,440,000      6,688,700
-------------------------------------------------------------------------
SBA Communications Corp., Sr. Unsec. Notes,
  10.25%, 02/01/09                               6,940,000      3,782,300
-------------------------------------------------------------------------
Spectrasite Holdings, Inc.,
  Series B, Sr. Unsec. Sub. Notes, 12.50%,
  11/15/10                                       9,600,000      3,888,000
-------------------------------------------------------------------------
  Sr. Disc. Notes, 12.00%, 07/15/08(e)          13,470,000      4,108,350
-------------------------------------------------------------------------
  Sr. Unsec. Disc. Notes, 11.25%, 04/15/09(e)    8,660,000      2,165,000
=========================================================================
                                                               20,632,350
=========================================================================

TEXTILES-0.87%

Cabot Safety Corp., Sr. Sub. Notes, 12.50%,
  07/15/05                                       8,000,000      8,200,000
=========================================================================

TRUCKING-1.99%

Avis Group Holdings, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 11.00%, 05/01/09                   3,005,000      3,162,763
-------------------------------------------------------------------------
North American Van Lines Inc., Sr. Sub.
  Notes, 13.38%, 12/01/09(a)                    14,865,000     15,533,925
=========================================================================
                                                               18,696,688
=========================================================================

WIRELESS TELECOMMUNICATION SERVICES-4.37%

AirGate PCS, Inc., Sr. Sub. Disc. Notes,
  13.50%, 10/01/09(e)(f)                         8,440,000      2,405,400
-------------------------------------------------------------------------
Alamosa Delaware Inc., Sr. Unsec. Gtd. Notes,
  12.50%, 02/01/11                               8,630,000      3,279,400
-------------------------------------------------------------------------
  13.63%, 08/15/11                               1,545,000        618,000
-------------------------------------------------------------------------
Alamosa Holdings, Inc., Sr. Unsec. Gtd. Disc.
  Notes, 12.88%, 02/15/10(e)                     2,725,000        504,125
-------------------------------------------------------------------------
Crown Castle International Corp.,
  Sr. Unsec. Disc. Notes, 10.63%, 11/15/07(e)    8,780,000      6,189,900
-------------------------------------------------------------------------
  Sr. Unsec. Notes, 10.75%, 08/01/11             6,585,000      4,543,650
-------------------------------------------------------------------------
Horizon PCS, Inc., Sr. Unsec. Gtd. Disc.
  Notes, 14.00%, 10/01/10(e)                    16,795,000      2,771,175
-------------------------------------------------------------------------
iPCS, Inc., Sr. Unsec. Disc. Notes, 14.00%,
  07/15/10(e)                                    8,995,000      1,484,175
-------------------------------------------------------------------------

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE

WIRELESS TELECOMMUNICATION SERVICES-(CONTINUED)

IWO Holdings, Inc., Sr. Unsec. Gtd. Notes,
  14.00%, 01/15/11                             $13,320,000   $  4,728,600
-------------------------------------------------------------------------
Nextel Communications, Inc., Sr. Notes,
  12.00%, 11/01/08                              11,465,000      8,312,125
-------------------------------------------------------------------------
Tritel PCS Inc., Sr. Unsec. Gtd. Sub. Notes,
  10.38%, 01/15/11                               2,679,000      2,270,453
-------------------------------------------------------------------------
Triton PCS Inc., Sr. Unsec. Gtd. Sub. Notes,
  9.38%, 02/01/11                                1,760,000      1,152,800
-------------------------------------------------------------------------
UbiquiTel Operating Co., Sr. Unsec. Gtd.
  Disc. Sub. Notes, 14.00%, 04/15/10(e)         17,190,000      1,418,175
-------------------------------------------------------------------------
US Unwired Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Disc. Notes, 13.38%, 11/01/09(e)          4,580,000      1,259,500
=========================================================================
                                                               40,937,478
=========================================================================
    Total Bonds & Notes (Cost $1,148,761,288)                 893,529,737
=========================================================================

                                                 SHARES
STOCKS & OTHER EQUITY INTERESTS-1.39%

AEROSPACE & DEFENSE-0.00%

Earthwatch Inc.-Series C,
  $0.30 PIK Conv. Pfd. (Acquired 09/15/99-
  06/21/02; Cost $65,475)(b)                     2,135,750         21,357
-------------------------------------------------------------------------
  $1.20, Conv. Pfd. (Acquired 03/14/97-
  06/21/02; Cost $208,406)(b)                      132,980          2,660
=========================================================================
                                                                   24,017
=========================================================================

BROADCASTING & CABLE TV-0.37%

CSC Holdings Inc.-Series M, 11.13% Pfd.             69,120      3,386,880
=========================================================================

MARINE PORTS & SERVICES-0.09%

First Wave Marine, Inc.(d)(g)                       43,705        885,026
=========================================================================

TELECOMMUNICATIONS EQUIPMENT-0.00%

World Access, Inc.-Series D, $45.00 Conv.
  Pfd. (Acquired 03/03/00; Cost
  $16,365,448)(b)(d)(g)                             16,707             17
=========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.93%

Celcaribe S.A., Ordinary Trust Ctfs.
  (Acquired 05/17/94-01/23/97; Cost
  $0)(b)(d)(g)                                   2,276,400         22,764
-------------------------------------------------------------------------
Dobson Communications Corp.,
  12.25% PIK Pfd.                                   29,036      8,710,829
=========================================================================
                                                                8,733,593
=========================================================================
    Total Stocks & Other Equity Interests
      (Cost $70,826,635)                                       13,029,533
=========================================================================

WARRANTS-0.12%

BROADCASTING & CABLE TV-0.00%

Knology Inc.-Wts., expiring 10/22/07
  (Acquired 03/12/98-02/01/00; Cost
  $270)(b)(d)(h)                                    47,295            473
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE

CONSTRUCTION MATERIALS-0.01%

Dayton Superior-Wts., expiring 06/15/09
  (Acquired 08/07/00-01/30/01; Cost
  $10,000)(b)(h)                                     9,580   $     98,195
=========================================================================

GENERAL MERCHANDISE STORES-0.02%

Travelcenters of America Inc.-Wts., expiring
  05/01/09 (Acquired 01/29/01; Cost $0)(b)(h)       13,500        138,375
=========================================================================

HOME FURNISHINGS-0.00%

O'Sullivan Industries, Inc.-Series B-Pfd.
  Wts., expiring 11/15/09 (Acquired 06/13/00;
  Cost $0)(b)(h)                                    20,195            202
-------------------------------------------------------------------------
O'Sullivan Industries, Inc.-Wts., expiring
  11/15/09 (Acquired 06/13/00; Cost $0)(b)(h)       20,195            202
-------------------------------------------------------------------------
Winsloew Escrow Corp.-Wts., expiring 08/15/07
  (Acquired 12/06/99; Cost $0)(b)(h)                 2,025         21,262
=========================================================================
                                                                   21,666
=========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.00%

KMC Telecom Holdings, Inc.-Wts., expiring
  4/15/08(h)                                            35              9
-------------------------------------------------------------------------
PF.Net Communications, Inc.-Wts., expiring
  05/15/10 (Acquired 07/19/00; Cost $0)(b)(h)       18,200            182
=========================================================================
                                                                      191
=========================================================================

RAILROADS-0.07%

Railamerica Inc.-Wts., expiring 08/15/10
  (Acquired 10/05/00; Cost $0)(b)(h)                14,375        650,469
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE

TELECOMMUNICATIONS EQUIPMENT-0.00%

Loral Space & Communications, Ltd.-Wts.,
  expiring 12/26/06(h)                              68,302   $      6,830
=========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.02%

Horizon PCS, Inc.-Wts., expiring 10/01/10
  (Acquired 05/02/01; Cost $0)(b)(h)                27,480            275
-------------------------------------------------------------------------
iPCS, Inc.-Wts., expiring 07/15/10 (Acquired
  01/29/01; Cost $0)(b)(h)                           5,880          1,470
-------------------------------------------------------------------------
IWO Holdings Inc.-Wts., expiring 01/15/11
  (Acquired 08/24/01; Cost $0)(b)(h)                13,320          3,330
-------------------------------------------------------------------------
NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  11/15/00; Cost $0)(b)(h)                          15,155            152
-------------------------------------------------------------------------
Ubiquitel Inc.-Wts., expiring 04/15/10
  (Acquired 08/10/00; Cost $0)(b)(h)                25,910        210,519
=========================================================================
                                                                  215,746
=========================================================================
    Total Warrants (Cost $778,755)                              1,131,945
=========================================================================

MONEY MARKET FUNDS-0.05%

STIC Liquid Assets Portfolio(i)                    233,544        233,544
-------------------------------------------------------------------------
STIC Prime Portfolio(i)                            233,544        233,544
=========================================================================
    Total Money Market Funds (Cost $467,088)                      467,088
=========================================================================
TOTAL INVESTMENTS-96.88% (Cost
  $1,220,833,766)                                             908,158,303
=========================================================================
OTHER ASSETS LESS LIABILITIES-3.12%                            29,283,983
=========================================================================
NET ASSETS-100.00%                                           $937,442,286
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

Conv.  - Convertible
Ctfs.  - Certificates
Deb.   - Debentures
Dep.   - Depositary
Disc.  - Discounted
Gtd.   - Guaranteed
Pfd.   - Preferred
PIK    - Payment in Kind
ROARS  - Remarketable or Redeemable Securities
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured
Unsub. - Unsubordinated
Wts.   - Warrants

Notes to Schedule of Investments:

(a) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended.
(b) Restricted securities. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 07/31/02 was $7,129,004, which represented 0.76% of the Fund's net assets.
(c) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(d) Security fair valued in accordance with the procedures established by the Board of Trustees.
(e) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(f) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit includes warrants to purchase common or preferred shares of the issuer.
(g) Non-income producing security.
(h) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(i) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------

JULY 31, 2002

ASSETS:

Investments, at market value (cost
  $1,220,833,766)                              $908,158,303
-----------------------------------------------------------
Receivables for:
  Investments sold                               13,765,809
-----------------------------------------------------------
  Fund shares sold                                2,719,847
-----------------------------------------------------------
  Dividends and interest                         25,482,867
-----------------------------------------------------------
Investment for deferred compensation plan            96,624
-----------------------------------------------------------
Other assets                                         51,768
===========================================================
    Total assets                                950,275,218
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           4,290,632
-----------------------------------------------------------
  Fund shares reacquired                          3,086,384
-----------------------------------------------------------
  Dividends                                       4,307,738
-----------------------------------------------------------
  Deferred compensation plan                         96,624
-----------------------------------------------------------
Accrued distribution fees                           659,857
-----------------------------------------------------------
Accrued trustees' fees                                1,335
-----------------------------------------------------------
Accrued transfer agent fees                         208,265
-----------------------------------------------------------
Accrued operating expenses                          182,097
===========================================================
    Total liabilities                            12,832,932
===========================================================
Net assets applicable to shares outstanding    $937,442,286
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $417,973,856
___________________________________________________________
===========================================================
Class B                                        $469,408,225
___________________________________________________________
===========================================================
Class C                                        $ 50,060,205
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                         112,940,894
___________________________________________________________
===========================================================
Class B                                         126,408,481
___________________________________________________________
===========================================================
Class C                                          13,516,902
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $       3.70
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $3.70 divided by
      95.25%)                                  $       3.88
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $       3.71
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $       3.70
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2002

INVESTMENT INCOME:

Interest                                      $ 156,230,177
-----------------------------------------------------------
Dividends                                         3,623,075
-----------------------------------------------------------
Dividends from affiliated money market funds        666,386
===========================================================
    Total investment income                     160,519,638
===========================================================

EXPENSES:

Advisory fees                                     6,811,857
-----------------------------------------------------------
Administrative services fees                        205,198
-----------------------------------------------------------
Custodian fees                                      112,427
-----------------------------------------------------------
Distribution fees -- Class A                      1,478,678
-----------------------------------------------------------
Distribution fees -- Class B                      6,539,461
-----------------------------------------------------------
Distribution fees -- Class C                        683,287
-----------------------------------------------------------
Transfer agent fees                               3,118,954
-----------------------------------------------------------
Trustees' fees                                       15,053
-----------------------------------------------------------
Other                                               576,633
===========================================================
    Total expenses                               19,541,548
===========================================================
Less: Fees waived                                    (6,338)
-----------------------------------------------------------
    Expenses paid indirectly                        (71,840)
===========================================================
    Net expenses                                 19,463,370
===========================================================
Net investment income                           141,056,268
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                   (486,124,409)
-----------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                         148,209,888
===========================================================
Net gain (loss) from investment securities     (337,914,521)
===========================================================
Net increase (decrease) in net assets
  resulting from operations                   $(196,858,253)
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED JULY 31, 2002 AND 2001

                                                                   2002               2001
                                                              ---------------    ---------------
OPERATIONS:

  Net investment income                                       $   141,056,268    $   214,139,633
------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities            (486,124,409)      (521,648,172)
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                         148,209,888       (132,633,058)
================================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  (196,858,253)      (440,141,597)
================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (69,550,001)      (101,172,746)
------------------------------------------------------------------------------------------------
  Class B                                                         (71,741,714)      (102,753,707)
------------------------------------------------------------------------------------------------
  Class C                                                          (7,514,536)       (10,213,180)
------------------------------------------------------------------------------------------------
Return of Capital:
  Class A                                                                  --         (4,772,897)
------------------------------------------------------------------------------------------------
  Class B                                                                  --         (5,196,404)
------------------------------------------------------------------------------------------------
  Class C                                                                  --           (519,501)
------------------------------------------------------------------------------------------------
Distributions in excess of net investment income:
  Class A                                                                  --         (1,659,640)
------------------------------------------------------------------------------------------------
  Class B                                                                  --         (1,806,903)
------------------------------------------------------------------------------------------------
  Class C                                                                  --           (180,642)
------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        (111,693,259)       (73,156,301)
------------------------------------------------------------------------------------------------
  Class B                                                        (114,155,181)      (114,095,709)
------------------------------------------------------------------------------------------------
  Class C                                                         (13,464,843)         4,602,693
================================================================================================
    Net increase (decrease) in net assets                        (584,977,787)      (851,066,534)
================================================================================================

NET ASSETS:

  Beginning of year                                             1,522,420,073      2,373,486,607
================================================================================================
  End of year                                                 $   937,442,286    $ 1,522,420,073
________________________________________________________________________________________________
================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 2,988,969,233    $ 3,228,343,419
------------------------------------------------------------------------------------------------
  Undistributed net investment income                             (12,425,446)        (6,179,915)
------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                 (1,726,426,038)    (1,236,619,015)
------------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                   (312,675,463)      (463,124,416)
================================================================================================
                                                              $   937,442,286    $ 1,522,420,073
________________________________________________________________________________________________
================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JULY 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM High Yield Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eight separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the New York Stock Exchange ("NYSE"). Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/ event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       On July 31, 2002, undistributed net investment income was increased by $3,743,517, undistributed net realized gains decreased by $3,682,614 and paid-in capital decreased by $60,903 as a result of bond premium reclassifications, sales of defaulted bonds and other reclassifications. Net assets of the fund were unaffected by the reclassifications.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund has a capital loss carryforward of $1,314,524,641 as of July 31, 2002 which expires as follows:

    CAPITAL LOSS
    CARRYFORWARD              EXPIRATION
    ------------            ---------------
   $    3,132,878            July 31, 2003
   ----------------------------------------
      115,531,161            July 31, 2006
   ----------------------------------------
      297,433,797            July 31, 2007
   ----------------------------------------
      297,100,942            July 31, 2008
   ----------------------------------------
      131,908,743            July 31, 2009
   ----------------------------------------
      469,417,120            July 31, 2010
   ========================================
   $1,314,524,641
    _______________________________________
   ========================================


       As of July 31, 2002, the Fund has a post-October capital loss deferral of $383,050,893 which will be recognized in the following tax year.

E. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--CHANGE IN ACCOUNTING PRINCIPLE

As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to August 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $2,239,065 reduction in the cost of securities and a corresponding $2,239,065 increase in net unrealized gains and losses, based on securities held by the Fund on August 1, 2001.

  The effect of this change in the current period was to decrease net investment income by $917,784, to increase net unrealized gains and losses by $457,513 and to increase net realized gains and losses by $460,271. As a result the net investment income per share remained the same, the net realized and unrealized gains and losses per share remained the same and the ratio of net investment income to average net assets decreased by 0.07%.

NOTE 3--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.625% on the first $200 million of the Fund's average daily net assets, plus 0.55% on the next $300 million of the Fund's average daily net assets, plus 0.50% on the next $500 million of the Fund's average daily net assets, plus 0.45% on the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended July 31, 2002, AIM waived fees of $6,338.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2002, AIM was paid $205,198 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended July 31, 2002, AFS retained $1,773,789 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended July 31, 2002, the Class A, Class B and Class C shares paid AIM Distributors $1,478,678, $6,539,461 and $683,287, respectively, as compensation under the Plans.

  AIM Distributors retained commissions of $163,249 from sales of the Class A shares of the Fund during the year ended July 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended July 31, 2002, AIM Distributors retained $250,168, $9,088 and $28,718 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended July 31, 2002, the Fund paid legal fees of $6,956 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 4--INDIRECT EXPENSES

For the year ended July 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $15,499 and reductions in custodian fees of $56,341 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $71,840.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 6--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended July 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the years ended July 31, 2002 and 2001 were as follows:

                                                   2002            2001
                                               ------------    ------------
Distributions paid from ordinary income        $148,806,251    $217,786,818
---------------------------------------------------------------------------
Return of capital                                        --      10,488,802
===========================================================================
                                               $148,806,251    $228,275,620
___________________________________________________________________________
===========================================================================


  As of July 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income                    $     3,162,374
----------------------------------------------------------------
Capital loss carryforward                         (1,314,524,641)
----------------------------------------------------------------
Unrealized appreciation (depreciation)              (740,164,680)
================================================================
                                                 $(2,051,526,947)
________________________________________________________________
================================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the deferral of capital losses incurred after October 31 and other timing differences.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 2002 was $736,354,344 and $966,982,022, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of July 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $  11,078,060
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (338,386,101)
==========================================================
Net unrealized appreciation (depreciation)
  of investment securities                   $(327,308,041)
__________________________________________________________
==========================================================
Cost of investments for tax purposes is $1,235,466,344.


NOTE 9--SHARE INFORMATION

Changes in shares outstanding during the years ended July 31, 2002 and 2001 were as follows:

                                                                          2002                            2001
                                                              ----------------------------    -----------------------------
                                                                SHARES          AMOUNT           SHARES          AMOUNT
                                                              -----------    -------------    ------------    -------------
Sold:
  Class A                                                      61,671,459    $ 274,866,210      88,790,617    $ 503,250,413
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                      28,855,909      131,251,628      36,141,916      204,218,189
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                       7,361,669       32,891,393      10,285,951       58,789,265
===========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       9,782,026       43,420,316      12,173,551       68,377,402
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                       7,389,848       32,867,780       8,839,237       49,784,875
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                         918,849        4,077,812       1,176,597        6,579,431
===========================================================================================================================
Reacquired:
  Class A                                                     (97,447,190)    (429,979,785)   (112,890,159)    (644,784,116)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (63,245,842)    (278,274,589)    (63,698,704)    (368,098,773)
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (11,408,493)     (50,434,048)    (10,589,223)     (60,766,003)
===========================================================================================================================
                                                              (56,121,765)   $(239,313,283)    (29,770,217)   $(182,649,317)
___________________________________________________________________________________________________________________________
===========================================================================================================================

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                 CLASS A
                                         ----------------------------------------------------------------------------------------
                                            YEAR ENDED JULY 31,       SEVEN MONTHS ENDED          YEAR ENDED DECEMBER 31,
                                         --------------------------      JULY 31,          --------------------------------------
                                           2002              2001          2000               1999          1998          1997
                                         --------          --------   ------------------   ----------    ----------    ----------
Net asset value, beginning of period     $   4.92          $   7.00       $     8.07       $     8.77    $    10.16    $     9.88
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      0.49(a)           0.68             0.47             0.85          0.92          0.90
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)          (1.19)            (2.03)           (1.03)           (0.66)        (1.40)         0.28
=================================================================================================================================
    Total from investment operations        (0.70)            (1.35)           (0.56)            0.19         (0.48)         1.18
=================================================================================================================================
Less distributions:
  Dividends from net investment income      (0.52)            (0.69)           (0.49)           (0.87)        (0.91)        (0.90)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                            --             (0.03)           (0.02)           (0.02)           --            --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net
    investment income                          --             (0.01)              --               --            --            --
=================================================================================================================================
    Total distributions                     (0.52)            (0.73)           (0.51)           (0.89)        (0.91)        (0.90)
=================================================================================================================================
Net asset value, end of period           $   3.70          $   4.92       $     7.00       $     8.07    $     8.77    $    10.16
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                            (15.36)%          (19.98)%          (7.12)%           2.21%        (5.10)%       12.52%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                               $417,974          $683,845       $1,056,453       $1,364,502    $1,670,863    $1,786,352
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets      1.07%(c)          0.99%            0.93%(d)         0.92%         0.85%         0.90%
=================================================================================================================================
Ratio of net investment income to
  average net assets                        11.15%(a)(c)      11.98%           10.79%(d)        10.06%         9.45%         9.08%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                        59%               55%              23%              79%           76%           80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have remained the same and the ratio of net investment income to average net assets would have been 11.22%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $591,471,201.
(d)  Annualized.


                                                                                 CLASS B
                                         ----------------------------------------------------------------------------------------
                                            YEAR ENDED JULY 31,       SEVEN MONTHS ENDED          YEAR ENDED DECEMBER 31,
                                         --------------------------      JULY 31,          --------------------------------------
                                           2002              2001          2000               1999          1998          1997
                                         --------          --------   ------------------   ----------    ----------    ----------
Net asset value, beginning of period     $   4.93          $   7.01       $     8.07       $     8.76    $    10.16    $     9.88
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      0.45(a)           0.64             0.44             0.79          0.84          0.83
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)          (1.18)            (2.03)           (1.03)           (0.66)        (1.40)         0.28
=================================================================================================================================
    Total from investment operations        (0.73)            (1.39)           (0.59)            0.13         (0.56)         1.11
=================================================================================================================================
Less distributions:
  Dividends from net investment income      (0.49)            (0.65)           (0.45)           (0.80)        (0.84)        (0.83)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                            --             (0.03)           (0.02)           (0.02)           --            --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net
    investment income                          --             (0.01)              --               --            --            --
=================================================================================================================================
    Total distributions                     (0.49)            (0.69)           (0.47)           (0.82)        (0.84)        (0.83)
=================================================================================================================================
Net asset value, end of period           $   3.71          $   4.93       $     7.01       $     8.07    $     8.76    $    10.16
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                            (15.99)%          (20.60)%          (7.49)%           1.46%        (5.90)%       11.71%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                               $469,408          $756,704       $1,206,737       $1,559,864    $1,820,899    $1,647,801
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets      1.82%(c)          1.75%            1.69%(d)         1.68%         1.61%         1.65%
=================================================================================================================================
Ratio of net investment income to
  average net assets                        10.40%(a)(c)      11.22%           10.03%(d)         9.30%         8.69%         8.33%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                        59%               55%              23%              79%           76%           80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.46 and the ratio of net investment income to average net assets would have been 10.47%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $653,946,081.
(d)  Annualized.


                                                                             CLASS C
                                 ------------------------------------------------------------------------------------------------
                                        YEAR ENDED                                                         AUGUST 4, 1997
                                         JULY 31,           SEVEN MONTHS ENDED   YEAR ENDED DECEMBER 31,   (DATE SALES COMMENCED)
                                 ------------------------     JULY 31,           -----------------------   TO DECEMBER 31,
                                  2002             2001         2000               1999        1998             1997
                                 -------          -------   ------------------   --------    -----------   ----------------------
Net asset value, beginning of
  period                         $  4.92          $  6.99        $   8.05        $   8.74     $  10.14            $ 10.04
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income             0.45(a)          0.65            0.44            0.78         0.82(b)            0.35
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized
    and unrealized)                (1.18)           (2.03)          (1.03)          (0.65)       (1.38)              0.10
=================================================================================================================================
    Total from investment
      operations                   (0.73)           (1.38)          (0.59)           0.13        (0.56)              0.45
=================================================================================================================================
Less distributions:
  Dividends from net investment
    income                         (0.49)           (0.65)          (0.45)          (0.80)       (0.84)             (0.35)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                   --            (0.03)          (0.02)          (0.02)          --                 --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of
    net investment income             --            (0.01)             --              --           --                 --
=================================================================================================================================
    Total distributions            (0.49)           (0.69)          (0.47)          (0.82)       (0.84)             (0.35)
=================================================================================================================================
Net asset value, end of period   $  3.70          $  4.92        $   6.99        $   8.05     $   8.74            $ 10.14
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                   (16.02)%         (20.52)%         (7.51)%          1.46%       (5.92)%             4.49%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                       $50,060          $81,871        $110,297        $129,675     $113,246            $26,177
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average
  net assets                        1.82%(d)         1.75%           1.69%(e)        1.68%        1.61%              1.68%(e)
=================================================================================================================================
Ratio of net investment income
  to average net assets            10.40%(a)(d)     11.22%          10.03%(e)        9.30%        8.69%              8.30%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate               59%              55%             23%             79%          76%                80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.46 and the ratio of net investment income to average net assets would have been 10.47%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $68,328,710.
(e)  Annualized.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM High Yield Fund
And Board of Trustees of AIM Investment Securities Funds:

We have audited the accompanying statement of assets and liabilities of AIM High Yield Fund (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through July 31, 2000 were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM High Yield Fund as of July 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                          /s/ ERNST & YOUNG LLP

Houston, Texas
September 10, 2002

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

As of December 31, 2001

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

---------------------------------------------------------------------------------------------------------------------------------
                             TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                OTHER DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND      AND/OR                                                               HELD BY TRUSTEE
POSITION(S) HELD WITH        OFFICER
THE TRUST                    SINCE
---------------------------------------------------------------------------------------------------------------------------------

INTERESTED PERSON

Robert H. Graham* - 1946      1988     Chairman, President and Chief Executive Officer, A I M     None
Trustee, Chairman and                  Management Group Inc. (financial services holding
President                              company); Chairman and President, A I M Advisors, Inc.
                                       (registered investment advisor); Director and Senior
                                       Vice President, A I M Capital Management, Inc.
                                       (registered investment advisor); Chairman, A I M
                                       Distributors, Inc. (registered broker dealer), A I M
                                       Fund Services, Inc. (registered transfer agent) and Fund
                                       Management Company (registered broker dealer); and
                                       Director and Vice Chairman, AMVESCAP PLC (parent of AIM
                                       and a global investment management firm)

INDEPENDENT TRUSTEES

Frank S. Bayley - 1939        2001     Of Counsel, law firm of Baker & McKenzie                   Badgley Funds, Inc. (registered
Trustee                                                                                           investment company)

Bruce L. Crockett - 1944      1992     Chairman, Crockett Technology Associates (technology       ACE Limited (insurance
Trustee                                consulting company)                                        company); and Captaris, Inc.
                                                                                                  (unified messaging provider)

Albert R. Dowden - 1941       2000     Chairman, Cortland Trust, Inc. (registered investment      None
Trustee                                company) and DHJ Media, Inc.; Director, Magellan
                                       Insurance Company; Member of Advisory Board of Rotary
                                       Power International (designer, manufacturer, and seller
                                       of rotary power engines); formerly, Director, President
                                       and CEO, Volvo Group North America, Inc.; and director
                                       of various affiliated Volvo companies

Edward K. Dunn, Jr. - 1935    1998     Formerly, Chairman, Mercantile Mortgage Corp.; Vice        None
Trustee                                Chairman, President and Chief Operating Officer,
                                       Mercantile-Safe Deposit & Trust Co.; and President,
                                       Mercantile Bankshares Corp.

Jack M. Fields - 1952         1997     Chief Executive Officer, Twenty First Century Group,       Administaff
Trustee                                Inc. (government affairs company)

Carl Frischling - 1937        1990     Partner, law firm of Kramer Levin Naftalis and Frankel     Cortland Trust, Inc.
Trustee                                LLP                                                        (registered investment company)

Prema Mathai-Davis - 1950     1998     Formerly, Chief Executive Officer, YWCA of the USA         None
Trustee

Lewis F. Pennock - 1942       1988     Partner, law firm of Pennock & Cooper                      None
Trustee

Ruth H. Quigley - 1935        2001     Retired                                                    None
Trustee

Louis S. Sklar - 1939         1990     Executive Vice President, Development and Operations,      None
Trustee                                Hines Interests Limited Partnership (real estate
                                       development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

--------------------------------------------------------------------------------
As of December 31, 2001

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-----------------------------------------------------------------------------------------------------------------------------
                         TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                OTHER DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND  AND/OR                                                               HELD BY TRUSTEE
POSITION(S) HELD WITH    OFFICER
THE TRUST                SINCE
-----------------------------------------------------------------------------------------------------------------------------

OTHER OFFICERS

Gary T. Crum - 1947       1991     Director and President, A I M Capital Management, Inc.;    N/A
Senior Vice President              Director and Executive Vice President, A I M Management
                                   Group Inc.; Director and Senior Vice President, A I M
                                   Advisors, Inc.; and Director, A I M Distributors, Inc.
                                   and AMVESCAP PLC

Carol F. Relihan - 1954   1988     Director, Senior Vice President, General Counsel and       N/A
Senior Vice President              Secretary, A I M Advisors, Inc. and A I M Management
and Secretary                      Group Inc.; Director, Vice President and General
                                   Counsel, Fund Management Company; and Vice President,
                                   A I M Fund Services, Inc., A I M Capital Management,
                                   Inc. and A I M Distributors, Inc.

Melville B. Cox - 1943    1992     Vice President and Chief Compliance Officer, A I M         N/A
Vice President                     Advisors, Inc. and A I M Capital Management, Inc.; and
                                   Vice President, A I M Fund Services, Inc.

Karen Dunn                1992     Senior Vice President, A I M Capital Management, Inc.;     N/A
Kelley - 1960                      Director and President, Fund Management Company; and
Vice President                     Vice President, A I M Advisors, Inc.

Dana R. Sutton - 1959     1988     Vice President and Fund Treasurer, A I M Advisors, Inc.    N/A
Vice President and
Treasurer

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
--------------------------------------------------------------------------------

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Ernst & Young LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               5 Houston Center
Houston, TX 77046               Suite 100                       Suite 100                       1401 McKinney, Suite 1200
                                Houston, TX 77046               Houston, TX 77046               Houston, TX 77010-2007

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       A I M Fund Services, Inc.       State Street Bank
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   and Trust Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103          New York, NY 10022                                              Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended July 31, 2002, 2.38% is eligible for the dividends received deduction for corporations.


                                  EQUITY FUNDS

  DOMESTIC EQUITY FUNDS                   INTERNATIONAL/GLOBAL EQUITY FUNDS

     MORE AGGRESSIVE                             MORE AGGRESSIVE

AIM Emerging Growth                       AIM Developing Markets
AIM Small Cap Growth(1)                   AIM European Small Company
AIM Aggressive Growth                     AIM Asia Pacific Growth(2)
AIM Opportunities I(2),(3)                AIM International Emerging Growth
AIM Mid Cap Growth                        AIM Global Aggressive Growth
AIM Dent Demographic Trends               AIM European Growth(2)
AIM Opportunities II(2),(3)               AIM International Growth(2)
AIM Constellation                         AIM Global Growth
AIM Large Cap Growth                      AIM Worldwide Spectrum
AIM Weingarten                            AIM Global Trends
AIM Opportunities III(2),(3)              AIM International Core Equity(2)
AIM Small Cap Equity
AIM Capital Development                         MORE CONSERVATIVE
AIM Mid Cap Core Equity(2)
AIM Select Equity                               SECTOR EQUITY FUNDS
AIM Premier Equity II(2)
AIM Premier Equity(2)                             MORE AGGRESSIVE
AIM Blue Chip
AIM Mid Cap Basic Value                   AIM New Technology
AIM Large Cap Core Equity                 AIM Global Science and Technology(2)
AIM Charter                               AIM Global Energy
AIM Basic Value                           AIM Global Financial Services
AIM Large Cap Basic Value                 AIM Global Health Care
AIM Balanced                              AIM Global Utilities
AIM Basic Balanced                        AIM Real Estate

     MORE CONSERVATIVE                          MORE CONSERVATIVE


                               FIXED-INCOME FUNDS

    TAXABLE FIXED-INCOME FUNDS             TAX-FREE FIXED-INCOME FUNDS

          MORE AGGRESSIVE                      MORE AGGRESSIVE

AIM High Yield II
AIM High Yield                            AIM High Income Municipal
AIM Strategic Income                      AIM Municipal Bond
AIM Income                                AIM Tax-Free Intermediate
AIM Global Income                         AIM Tax-Exempt Cash
AIM Total Return Bond
AIM Intermediate Government                    MORE CONSERVATIVE
AIM Short Term Bond
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

    MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) On 3/18/02, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02:
AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective 10/1/02, the fund reopened to new investors. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after October 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages approximately $135 billion in assets for more than 9 million shareholders, including individual investors, corporate clients and financial institutions.*

    The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $364 billion in assets under management.*

*As of 6/30/02

                                                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                        HYI-AR-1

A I M Distributors, Inc.

                          ANNUAL REPORT / JULY 31, 2002

                             AIM HIGH YIELD FUND II

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

================================================================================

                                  [COVER IMAGE]

             LANDSCAPE AT AUVERS AFTER THE RAIN BY VINCENT VAN GOGH

  VAN GOGH SPENT ONLY THREE MONTHS IN AUVERS-SUR-OISE, A SMALL VILLAGE NORTH OF

   PARIS, WHERE HE PRODUCED THE LAST OF HIS BELOVED PAINTINGS. THIS LANDSCAPE,

      AMONG HIS TRIBUTES TO THE HEALTH AND RESTORATIVE FORCES OF THE FRENCH

    COUNTRYSIDE, IS A FITTING EMBLEM FOR THE GROWTH POTENTIAL OF AIM'S NEWEST

                                HIGH-YIELD FUND.

================================================================================

AM High Yield Fund II is for shareholders who seek a high level of current income. The fund invests in a portfolio consisting primarily of high yielding, lower-rated bonds.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THE REPORT:

o AIM High Yield Fund II's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and annualized and calculated at maximum offering price.

o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

o Government securities (such as U.S. Treasury bills, notes and bonds) offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value will vary with market conditions.

o The fund invests in higher-yielding, lower-rated corporate bonds, commonly known as junk bonds, which have a greater risk of price fluctuation and loss of principal than do U.S. government securities (such as U.S. Treasury bills, notes and bonds) for which the government guarantees the repayment of principal and interest if held to maturity.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman High Yield Index, which represents the performance of non-investment-grade debt securities, is compiled by Lehman Brothers, a well-known global investment bank.

o The unmanaged Lipper High Yield Bond Fund Index represents an average of the performance of the 30 largest high-yield funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           During the fiscal year ended July 31, 2002, our nation and
ROBERT H.           markets endured the effects of terrorism and war, an
GRAHAM]             economic downturn, and the worst bear market for equities in almost 60 years.

                        Yet another distressing challenge for us as investors
                    has been coping with reports of accounting irregularities at a few high-profile, publicly traded companies. These reports have damaged confidence in corporate governance and financial reporting--confidence that is essential to the efficient functioning of financial markets. Some investors have withdrawn from the stock market, and as a result, assets in money market funds and other fixed-income instruments have risen substantially.

                        It is worth noting that, despite extensive media coverage of these stories, the number of firms involved is very small considering that there are about 17,000 publicly traded companies in the United States. In addition, our public and private institutions are already adopting policies designed to improve the accuracy of financial reports. We strongly support these legislative and regulatory changes that seek to improve accurate financial disclosure and sounder business ethics.

    Among such efforts are those of the New York Stock Exchange, which has established new standards governing companies listed there. These standards increase the authority of and tighten the definition of independent directors; they raise qualification requirements for audit committee members and grant them sole authority for hiring auditors. In addition, the vast majority of affected companies complied with a new Securities and Exchange Commission requirement that senior officers of firms attest to the accuracy of their financial statements. As companies, accountants, and regulators focus on improving standards in this area, I am certain that our markets, and investors' trust in them, will strengthen.

DIVERSIFICATION AGAIN PROVES ITS WORTH

As declining investor confidence took its toll on the equity markets, the value of portfolio diversification once more became clear. Domestic equities, represented by the S&P 500 Index, produced a total return of -23.62% for the fiscal year covered by this report. By contrast, fixed-income investments, with the exception of high-yield bonds, did well. The Lehman Aggregate Bond Index of investment-grade domestic bonds returned 7.53% for the year. Because high-yield bonds tend to behave more like equities than like other fixed-income securities, they produced negative results, with the Lehman High Yield Index returning -9.15% for the fiscal year.

    As always, but especially when markets are volatile, we encourage you to see your financial advisor for a fresh look at your portfolio. The value of many securities has changed significantly in the recent past, and the outperformance of fixed-income securities over equities may have significantly altered the character of your portfolio. Take this opportunity to re-examine your investment goals and make sure your portfolio still suits your objectives, time horizon, and risk tolerance.

YOUR FUND MANAGERS COMMENT

In the following pages your fund managers discuss factors that influenced your fund and how they managed the fund during the fiscal year covered by this report. We hope you find their discussion informative.

    As risk aversion was the dominant theme during the fiscal year, high-yield bonds--which, as noted earlier, tend to follow equity markets--suffered in comparison to higher quality, fixed-income securities. Given this environment, Class A shares of AIM High Yield Fund II at net asset value returned -17.36% for the fiscal year. Despite the challenging market conditions, however, the fund's Class A shares provided a 30-day yield of 9.49% at fiscal year-end.

    You can find timely information about your fund and the markets on our Web site, www.aimfunds.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. I look forward to our next report to you in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
August 22, 2002

FLIGHT TO QUALITY HAMPERS FUND


HOW DID AIM HIGH YIELD FUND II PERFORM DURING THE FISCAL YEAR?

The high yield market had some bright moments during the reporting period, particularly late in 2001 and the first quarter of 2002. For much of the fiscal year, however, high yield bonds with their equity-like characteristics had to endure volatile stock market conditions. Indeed, as investor concern over corporate accounting irregularities deepened, high yield securities were hard hit.

    Given this environment, AIM High Yield Fund II returned -17.36% for Class A shares and -18.03% for Class B and Class C shares, excluding sales charges. The fund's benchmark index, the Lehman High Yield Index, returned -9.15% over the same period. The fund underperformed its benchmark as the fund was overweight (compared to its benchmark index) the wireless telecommunications sector--a sector that was particularly hard hit during the fiscal year. However, over the time period, we took steps to reduce our exposure to this sector. The fund was also adversely affected by its small equity exposure as equity performance was particularly volatile during the period. The Lehman High Yield Index does not have an equity component.

    Despite difficult market conditions, the fund continued to provide attractive current income. As the chart below illustrates, the fund's 30-day yield was 9.49% for Class A shares and 9.18% for Class B and C shares. By comparison, the yield on the 10-year U.S. Treasury was 4.46%.

HOW DID THE HIGH YIELD MARKET FARE DURING THE REPORTING PERIOD?

The dominant theme of the period was risk aversion. Concern over geopolitical events and accounting irregularities drove many investors from stocks into high-quality, fixed-income securities. Given this "flight to quality" environment, high yield bonds--which tend to follow equity markets--suffered in comparison to their higher-quality, fixed-income brethren.

    There were, however, bright spots for the asset class during the fiscal year. The high yield market performed well during the fourth quarter of 2001. In addition, high yield bonds posted positive returns in January, March and April of 2002 as investors sought yields they could not find in other markets.

    Higher-rated high yield credits--such as BB-rated bonds--generally outperformed lower-rated bonds. Nonetheless, there was a significant amount of issuer-specific risk across all rating classes. This made holding a widely diversified portfolio of bonds of major importance. Fortunately, we perceived a high level of issuer-specific risk early in the year and increased the fund's diversification among companies and industries. This helped limit the downside risk from any one issuer.

HOW DID DIFFERENT SECTORS PERFORM?

There was a wide divergence in sector performance. Large losses were actually concentrated in just a few industries. To be sure, areas such as telecommunications and cable television--which make up a large percentage of the high yield market--posted double-digit declines year-to-date through July.

    Beyond the communications area, however, many other industries performed well. For instance, year-to-date through July, the textile and apparel industries were up a combined 25%; capital goods were up 12% and the aerospace industry posted gains of 7%. Once again, our efforts toward diversification combined with good credit selection allowed us to participate in many of the better-performing areas of the market.

WHAT OTHER FACTORS INFLUENCED HIGH YIELD BONDS?

Given the volatile market environment, one expected industry trend was the increase in defaults. Remember, however, that defaults are "backward looking"--by the time a bond actually defaults, the bond price reflects that event. So bonds listed as defaulted in 2001, actually began trading at low levels as much as a few years earlier.

    On a positive note, new issuance has generally been of better credit quality and from a wider range of industries than what we saw in the late 1990s. Given the higher quality of new credits, yields on new issues may be lower, but the implications for future preservation of principal are positive.

================================================================================

FUND PROVIDES ATTRACTIVE INCOME

30-Day Yield as of 7/31/02

   9.49%      9.18%       4.46%*

               FUND
   FUND       CLASS      10-YEAR
  CLASS A     B & C        U.S.
  SHARES      SHARES     TREASURY

*Source: Bloomberg.

================================================================================

PORTFOLIO COMPOSITION

As of 7/31/02, based on total net assets

================================================================================================
TOP 10 ISSUERS                                    TOP 10 INDUSTRIES
------------------------------------------------------------------------------------------------

 1. Railamerica Transportation Corp.        1.4%   1. Broadcasting & Cable TV              11.8%

 2. Acme Communications, Inc.               1.3    2. Casinos & Gambling                    4.4

 3. Frontier Oil Corp.                      1.2    3. Wireless Telecommunications Services  3.7

 4. Elizabeth Arden, Inc.                   1.2    4. Homebuilding                          3.3

 5. Spectrasite Holdings, Inc.              1.2    5. Telecommunications Equipment          3.2

 6. DJ Orthopedics LLC                      1.2    6. Railroads                             3.0

 7. Schuler Homes, Inc.                     1.2    7. Personal Products                     3.0

 8. North American Van Lines Inc.           1.1    8. Specialty Stores                      2.9

 9. Target Corp.                            1.1    9. General Merchandise Stores            2.6

10. Dunlop Standard Aerospace Holdings PLC  1.1   10. Electric Utilities                    2.5
    (United Kingdom)

Total net assets:                   $82 million   Total number of holdings:                 232

The fund's portfolio is subject to change, and there is no guarantee the fund will continue to hold any particular security

================================================================================================

GIVEN THE ENVIRONMENT, HOW DID YOU MANAGE THE FUND?

As we mentioned earlier, we continue to reposition the fund to try to lessen risk and increase diversification--steps that helped the fund avoid some of the downside of the current market slump. Specifically, we enhanced our diversification efforts by adding names across various industries. We also continue to emphasize credit research by considering a company's current financial health as well as its ability to weather various parts of market cycles. In addition, we continue to increase the credit quality and liquidity of the fund by adding more B and BB bonds, while reducing our exposure to lower-rated tiers. The fund's average credit quality, however, remains B.

    The fund's small equity exposure proved a drag on fund performance. Equities were extremely volatile over the fiscal year and high yield bonds outperformed many equity markets.

WHAT ARE SOME SPECIFIC HOLDINGS THAT AFFECTED PERFORMANCE?

o Big 5 Corp., a leading sporting goods retailer in the western United States, benefited the fund as the company continued to generate growth in sales and cash flow enabling the company to pay down debt and improve credit quality.

o Railamerica Transportation Corp., the world's largest short line and regional railroad operator, also benefited the fund as the company continued to grow and diversify their geographic coverage thereby reducing risk and enhancing credit quality.

o Charter Communications Holdings, one of the largest issuers in the high yield market, is the fourth largest cable television system operator in the United States. Charter's bonds declined during the period as the impact of accounting and corporate governance issues emerged at other cable companies. This pressured bonds of all cable television providers. Nevertheless, Charter continues to experience strong growth in digital subscribers, leading to continued support for the company's credit quality.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?

Investors continued to focus primarily on corporate accounting concerns. While this spate of disquieting news continued to disrupt markets, it could in the future be a reason for investors to be more confident about corporate America.

    Corporate governance should improve as company management, accounting firms and regulators redouble their efforts to ensure clarity, transparency and integrity of financial statements. Also, throughout the fiscal year, the economy showed signs of recovery. Typically when the economy turns upward, high yield companies benefit as economic growth helps ease the pressure on highly leveraged companies.

    An improvement in corporate oversight by boards of directors combined with a rebound in the economy could spark renewed interest in the high yield market. With yields at attractive levels--far above those in the investment-grade corporate market--we continue to believe that high yield bonds remain an attractive option for investors looking for high income with some potential appreciation.

================================================================================

PORTFOLIO MANAGEMENT TEAM

Carolyn L. Gibbs (Lead Manager)
Peter Ehret (Lead Manager)
Robert G. Alley
Jan H. Friedli
Craig A. Smith

================================================================================

           See important fund and index disclosures inside front cover.

YOUR FUND'S LONG-TERM PERFORMANCE

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 7/31/02, including sales charges

CLASS A SHARES
 Inception (9/30/98)          -5.64%
  1 Year                     -21.24

CLASS B SHARES
 Inception (11/20/98)         -7.72%
  1 Year                     -21.73

CLASS C SHARES
 Inception (11/20/98)         -7.20%
  1 Year                     -18.77

In addition to the returns as of the close of the reporting period, industry regulations require us to provide average annual total returns (including sales charges) as of 6/30/02, the most recent calendar quarter-end, which were as follows: Class A shares, one year, -17.64%; inception (9/30/98), -4.42%. Class B shares, one year, -18.11%; inception (11/20/98), -6.51%. Class C shares, one year, -14.90%; inception (11/20/98), -5.97%.

Past performance cannot guarantee comparable future results. DUE TO SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

RESULTS OF A $10,000 INVESTMENT
9/30/98-7/31/02

                                  [HYPO CHART]

                        AIM HIGH YIELD         LEHMAN              LIPPER
                        FUND II, CLASS       HIGH YIELD        HIGH YIELD BOND
                           A SHARES             INDEX             FUND INDEX

10/7/98                     $ 9525             $10000              $10000
10/31/98                      9665                795                9773
11/30/98                     10334               0201               10347
12/31/98                     10335               0213               10315
1/31/99                      10475               0365               10501
2/28/99                      10509               0304               10459
3/31/99                      10823               0402               10643
4/30/99                      11370               0603               10919
5/31/99                      11344               0460               10712
6/30/99                      11521               0438               10713
7/31/99                      11658               0480               10716
8/31/99                      11591               0365               10608
9/30/99                      11479               0290               10525
10/31/99                     11392               0222               10494
11/30/99                     11961               0342               10679
12/31/99                     12389               0459               10807
1/31/00                      12277               0414               10754
2/29/00                      12696               0434               10831
3/31/00                      12290               0214               10643
4/30/00                      11903               0231               10596
5/31/00                      11547               0125               10408
6/30/00                      11889               0332               10600
7/31/00                      11746               0410               10619
8/31/00                      11778               0481               10675
9/30/00                      11408               0390               10518
10/31/00                     10652               0058               10158
11/30/00                      9815               9659                9591
12/31/00                     10031                846                9757
1/31/01                      10895               0583               10404
2/28/01                      10708               0724               10437
3/31/01                      10123               0472               10091
4/30/01                      10068               0341                9959
5/31/01                      10189               0527               10066
6/30/01                       9763              10231                9770
7/31/01                       9685              10382                9828
8/31/01                       9696              10504                9871
9/30/01                       8864               9798                9174
10/31/01                      9158              10040                9384
11/30/01                      9579              10407                9683
12/31/01                      9516              10364                9657
1/31/02                       9479              10437                9680
2/28/02                       9018              10291                9508
3/31/02                       9285              10539                9697
4/30/02                       9211              10707                9799
5/31/02                       9042              10648                9701
6/30/02                       8441               9864                9154
7/31/02                       8005               9433                8854

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

================================================================================

The line chart above compares the performance of AIM High Yield Fund II to its benchmark indexes. It is intended to give you a general idea of how your fund performed compared to these indexes over the period 9/30/98-7/31/02.

    It is important to understand the difference between your fund and an index. A market index such as the Lehman High Yield Index is not managed and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment return.

    An index of funds such as the Lipper High Yield Bond Fund Index includes a number of mutual funds grouped by investment objective. Each of these funds interprets that objective differently, and each employs a different management style and investment strategy.

    The fund's total return includes sales charges, expenses and management fees. Results for B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the fund at the close of the reporting period and paid the applicable contingent deferred sales charge.

    Performance of the fund's Class A, B and C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.

    Performance shown in the chart does not reflect taxes a shareholder would pay on redemption of fund shares. Index performance does not reflect the effects of taxes either.

TO CHOOSE A FUND CHECK MORE THAN PERFORMANCE

Financial markets have posed quite a challenge to investors recently. What was in favor just months ago may be out of favor now, and vice versa. Anyone who invested during the long-running bull market of the 1990s has probably seen some of his or her returns evaporate in the more challenging market environment of late. The bulging coffers of many money market mutual funds mean some investors have opted to sit things out and wait until things seem more favorable. Other investors may be searching the mutual fund universe for those funds that seem to be weathering the storm better than others. After all, isn't it logical to switch from a mutual fund that is not performing well at the moment to one that is? Not always. What's an investor to do?

LOOK AT THE BIG PICTURE

It's very tempting to look only at returns when you invest in a mutual fund. But there are other factors to consider:

HOW WELL DOES THE FUND MATCH MY FINANCIAL GOALS?

Different kinds of mutual funds are appropriate for different people at different stages. Are you a young adult early in your work life, or are you approaching retirement? Are you investing to buy a house, car or other large item soon, or are you investing for your later years?

    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you should assess how aggressive you can afford to be--you may need to be more conservative than you thought to meet your goal.

HOW WELL DOES THE FUND MATCH MY TOLERANCE FOR RISK?

Many mutual funds that report high-flying returns over the short run may be pretty aggressive--and therefore relatively risky. They may have the potential to make your money grow, but they may also entail more risk than you may be prepared to take.

    Of course, investing in any mutual fund brings with it a certain amount of risk, but this risk can vary widely depending on the types of holdings in which a fund invests. It's important that you take a hard look at your risk tolerance before investing in any fund, particularly if you are ratcheting up to a more aggressive fund.

                                     [ART]

HOW WELL DOES THE FUND FIT INTO MY PORTFOLIO?

    When a market sector or mutual fund is doing well, you may be tempted to overload your portfolio with the "winner of the moment." It seems to make sense--you're making money with that investment, so you should allocate more money to it, right?

    Be careful. A narrowly invested portfolio could be especially vulnerable to market volatility. Spreading your investment over several types of funds or investing in one diversified fund can help you spread out your risk--the more diversified your portfolio, the less overlap it should have. Less overlap can mean less risk.

PAST PERFORMANCE IS NO GUARANTEE

The phenomenal returns of the 1990s were the result of a number of unique factors--the strong U.S. economy, the proliferation of new technology companies and record amounts of cash being poured into the stock market, to name a few. Even so, it may seem that everyone always came out a winner in the '90s.

    In reality, market sectors go in and out of favor from year to year. For example, during 2000, utilities were the top-performing segment of the S&P 500, gaining more than 50%. In 2001, utilities were the worst-performing segment, losing more than 30%. Because of the ever-changing nature of the market environment, many high-performing mutual funds don't repeat their gains from year to year. This doesn't necessarily mean a fund had a "bad" year or that fund managers chose holdings poorly. It may just mean that the environment for a particular fund was not as ideal as it had been in the past. This can be true for any mutual fund.

KEEP EXPECTATIONS REALISTIC

Along with recognizing how quickly the market environment can change, it's important to keep your expectations realistic. Of course you would like your investments to do well every year, but chances are they won't. It's the nature of the beast. So what you should be shooting for is good performance over the long term. While your investment may not have a stellar year every year, over time its average returns may prove to be just what you hoped for.

    Sometimes it's hard to be patient when it seems like everyone else's investments are doing better than yours. You may be tempted to chase winning performance by trying to time the market, switching in and out of funds as markets or sectors go in and out of favor. But this strategy can greatly increase your risk and it rarely works--you may end up with significantly lower returns than if you'd just stayed put. (There can also be adverse tax consequences.)

ASSET ALLOCATION: THE OLD STANDBY

The truth is, no one knows for sure what is going to perform well in the market, which is why mutual fund investors should diversify using asset allocation--spreading investments over several fund types (e.g., core, growth, international and income).

    As Isaac Newton proved, what goes up must come down. A diversified portfolio can offer some protection in a market downturn because when your assets are spread over several different types of funds, chances are at least one of them is keeping its head above water. And while a diversified fund portfolio probably won't perform as well as the flashiest stock fund, it probably won't do as badly as the worst of them either.

    Your financial advisor can help you determine what kinds of mutual funds best fit your investment goals and risk tolerance. Talk to your financial advisor for more information.


(1) The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the U.S. stock market.

(2) Source Bloomberg

================================================================================

DOLLAR-COST AVERAGING CAN LOWER THE COST OF INVESTING

One useful way to buy shares of a mutual fund is through dollar-cost averaging. In such a plan, you invest a certain amount at regular intervals--say $200 per month--which allows you to buy more shares when mutual fund prices go down and fewer shares when prices go up. This gives you the benefit of your average cost per share actually being less than the average price per share.

Please keep in mind that this example is hypothetical and is not indicative of the performance of any investment or AIM fund. Dollar-cost averaging does not assure a profit and does not protect against loss in declining markets. Since dollar-cost averaging involves continuous investing regardless of fluctuating securities prices, investors should consider their ability to continue purchases over an extended period of time.

MONTH          AMOUNT INVESTED     SHARE PRICE    SHARES PURCHASED

January           $  200             $ 24                8.333
February             200               20               10.000
March                200               14               14.286
April                200               18               11.111
May                  200               22                9.091
June                 200               24                8.333
6-month total     $1,200             $122               61.154

Average price per share: $122 divided by 6 = $20.33
Average cost per share: $1,200 divided by 61.154 = $19.62

================================================================================

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JULY 31, 2002


                                               PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
BONDS & NOTES-88.28%

AEROSPACE & DEFENSE-1.25%

Dunlop Standard Aerospace Holdings PLC
  (United Kingdom), Sr. Unsec. Sub. Yankee
  Notes, 11.88%, 05/15/09                      $  845,000    $   883,025
------------------------------------------------------------------------
Sequa Corp.-Class A, Sr. Unsec. Notes, 9.00%,
  08/01/09                                        140,000        140,000
========================================================================
                                                               1,023,025
========================================================================

AIRLINES-1.02%

Air Canada (Canada), Sr. Unsec. Yankee Notes,
  10.25%, 03/15/11                                440,000        288,200
------------------------------------------------------------------------
Northwest Airlines Inc., Sr. Unsec. Gtd.
  Notes, 8.88%, 06/01/06                          705,000        546,375
========================================================================
                                                                 834,575
========================================================================

ALUMINUM-0.57%

Jorgensen (Earle M.) Co., Sr. Sec. Notes,
  9.75%, 06/01/12(a)                              470,000        462,950
========================================================================

APPAREL RETAIL-1.18%

Big 5 Corp.-Series B, Sr. Unsec. Notes,
  10.88%, 11/15/07                                250,000        265,000
------------------------------------------------------------------------
Gap, Inc. (The), Unsec. Notes, 9.90%,
  12/15/05                                        395,000        389,075
------------------------------------------------------------------------
Mothers Work, Inc., Sr. Notes, 11.25%,
  08/01/10                                        315,000        313,586
========================================================================
                                                                 967,661
========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.83%

Perry Ellis International, Inc., Sr. Sec.
  Notes, 9.50%, 03/15/09 (Acquired 03/15/02;
  Cost $146,288)(b)                               150,000        152,250
------------------------------------------------------------------------
Russell Corp., Sr. Notes, 9.25%, 05/01/10(a)      190,000        195,700
------------------------------------------------------------------------
William Carter Co. (The), Sr. Unsec. Gtd.
  Sub. Notes, 10.88%, 08/15/11                    310,000        334,800
========================================================================
                                                                 682,750
========================================================================

AUTO PARTS & EQUIPMENT-1.18%

Advance Stores Co., Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 10.25%, 04/15/08               660,000        696,300
------------------------------------------------------------------------
Dura Operating Corp.-Series B, Sr. Unsec.
  Gtd. Notes, 8.63%, 04/15/12                      35,000         35,350
------------------------------------------------------------------------
Intermet Corp., Sr. Notes, 9.75%, 06/15/09(a)     230,000        230,000
------------------------------------------------------------------------
Key Plastics Holdings, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 10.25%,
  03/15/07(c)(d)                                2,540,000            254
========================================================================
                                                                 961,904
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT         VALUE


BANKS-0.34%

Western Financial Bank, Unsec. Sub. Deb.,
  9.63%, 05/15/12                              $  285,000    $   277,875
========================================================================

BROADCASTING & CABLE TV-11.29%

Acme Communications, Inc.-Series B, Sr.
  Unsec. Unsub. Gtd. Disc. Notes, 10.88%,
  09/30/04                                      1,060,000      1,049,400
------------------------------------------------------------------------
Adelphia Communications Corp., Sr. Unsec.
  Notes, 10.88%, 10/01/10(c)                      470,000        152,750
------------------------------------------------------------------------
Alliance Atlantis Communications Inc.
  (Canada), Sr. Unsec. Sub. Yankee Notes,
  13.00%, 12/15/09                                565,000        607,375
------------------------------------------------------------------------
American Media Operations, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 10.25%, 05/01/09        280,000        291,900
------------------------------------------------------------------------
Charter Communications Holdings, LLC/Charter
  Communications Holdings Capital Corp.,
  Sr. Unsec. Disc. Notes, 9.92%, 04/01/11(e)      570,000        247,950
------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 10.75%, 10/01/09         430,000        277,350
------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 11.13%, 01/15/11         290,000        192,850
------------------------------------------------------------------------
Clear Channel Communications, Inc., Sr.
  Unsec. Notes, 7.65%, 09/15/10                   310,000        291,815
------------------------------------------------------------------------
Comcast UK Cable Partners Ltd. (Bermuda), Sr.
  Unsec. Yankee Disc. Deb., 11.20%, 11/15/07      625,000        553,125
------------------------------------------------------------------------
Corus Entertainment Inc. (Canada), Sr. Unsec.
  Sub. Yankee Notes, 8.75%, 03/01/12              240,000        238,800
------------------------------------------------------------------------
CSC Holdings Inc.-Series B, Sr. Unsec. Notes,
  7.63%, 04/01/11                                 340,000        266,900
------------------------------------------------------------------------
Echostar Broadband Corp., Sr. Unsec. Notes,
  10.38%, 10/01/07                                310,000        297,600
------------------------------------------------------------------------
Fox Family Worldwide, Inc., Sr. Unsec. Disc.
  Notes, 10.25%, 11/01/07                         167,401        177,026
------------------------------------------------------------------------
Insight Midwest, L.P., Sr. Unsec. Notes,
  10.50%, 11/01/10                                440,000        367,400
------------------------------------------------------------------------
Knology Holdings, Inc., Sr. Unsub. Disc.
  Notes, 11.88%, 10/15/07(e)                    1,330,000        395,675
------------------------------------------------------------------------
LIN Holdings Corp., Sr. Unsec. Disc. Notes,
  10.00%, 03/01/08(e)                             540,000        510,300
------------------------------------------------------------------------
Mediacomm LLC, Sr. Unsec. Notes, 9.50%,
  01/15/13                                        680,000        472,600
------------------------------------------------------------------------
ONO Finance PLC (United Kingdom), Sr. Unsec.
  Gtd. Euro Notes, 13.00%, 05/01/09             1,635,000        306,563
------------------------------------------------------------------------
Pegasus Communications Corp.-Series B, Sr.
  Notes, 9.63%, 10/15/05                        1,160,000        539,400
------------------------------------------------------------------------
Radio One, Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 8.88%, 07/01/11                     435,000        438,262
------------------------------------------------------------------------


                                               PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
BROADCASTING & CABLE TV-(CONTINUED)

Salem Communications Holding Corp.- Series B,
  Sr. Unsec. Gtd. Sub. Notes, 9.00%, 07/01/11  $  425,000    $   431,375
------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., Sr. Unsec.
  Gtd. Sub. Notes, 8.75%, 12/15/11                345,000        346,725
------------------------------------------------------------------------
Spanish Broadcasting System, Inc., Sr. Unsec.
  Gtd. Sub. Notes, 9.63%, 11/01/09                325,000        318,500
------------------------------------------------------------------------
United Pan-Europe Communications N.V.
  (Netherlands)-Series B,
  Sr. Unsec. Yankee Notes,
  11.25%, 02/01/10(c)                           1,280,000        115,200
------------------------------------------------------------------------
  11.50%, 02/01/10(c)                             650,000         58,500
------------------------------------------------------------------------
Young Broadcasting Inc.,
  Sr. Unsec. Gtd. Sub. Notes, 8.50%, 12/15/08     210,000        211,050
------------------------------------------------------------------------
  Series B, Sr. Unsec. Gtd. Sub. Notes,
  9.00%, 01/15/06                                  90,000         82,800
========================================================================
                                                               9,239,191
========================================================================

BUILDING PRODUCTS-1.87%

Associated Materials Inc., Sr. Unsec. Sub.
  Notes, 9.75%, 04/15/12(a)                       150,000        153,750
------------------------------------------------------------------------
Atrium Cos., Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 10.50%, 05/01/09                    230,000        231,150
------------------------------------------------------------------------
Brand Services, Inc., Sr. Unsec. Notes,
  10.25%, 02/15/08                                805,000        776,825
------------------------------------------------------------------------
MMI Products, Inc.-Series B, Sr. Unsec. Sub.
  Notes, 11.25%, 04/15/07                         365,000        365,000
========================================================================
                                                               1,526,725
========================================================================

CASINOS & GAMBLING-4.38%

Ameristar Casinos, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 10.75%, 02/15/09                         670,000        720,250
------------------------------------------------------------------------
Boyd Gaming Corp., Sr. Unsec. Gtd. Notes,
  9.25%, 08/01/09                                 650,000        685,750
------------------------------------------------------------------------
Herbst Gaming, Inc.-Series B, Sr. Sec. Notes,
  10.75%, 09/01/08                                360,000        374,404
------------------------------------------------------------------------
Hollywood Casino Corp.-Class A, Sr. Sec. Gtd.
  Notes, 11.25%, 05/01/07                         380,000        410,400
------------------------------------------------------------------------
Hollywood Casino Corp./Shreveport Capital
  Corp., Sr. Unsec. Gtd. First Mortgage
  Notes, 13.00%, 08/01/06                         515,000        558,775
------------------------------------------------------------------------
Mohegan Tribal Gaming Authority, Sr. Unsec.
  Gtd. Sub. Notes, 8.00%, 04/01/12                100,000        100,000
------------------------------------------------------------------------
Park Place Entertainment Corp., Sr. Unsec.
  Notes, 7.50%, 09/01/09                          400,000        391,000
------------------------------------------------------------------------
Venetian Casino Resort LLC, 2nd Mortgage
  Notes, 11.00%, 06/15/10(a)                      340,000        341,700
========================================================================
                                                               3,582,279
========================================================================

COMMODITY CHEMICALS-0.56%

ISP Chemo Inc.-Series B, Sr. Unsec. Gtd. Sub.
  Notes, 10.25%, 07/01/11                         265,000        257,050
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT         VALUE

COMMODITY CHEMICALS-(CONTINUED)

Methanex Corp. (Canada), Sr. Unsec. Yankee
  Notes, 8.75%, 08/15/12                       $  195,000    $   202,153
========================================================================
                                                                 459,203
========================================================================

COMPUTER HARDWARE-0.04%

Candescent Technologies Corp., Sr. Conv.
  Unsec. Gtd. Sub. Deb., 8.00%, 05/01/03
  (Acquired 03/07/00; Cost $480,000)(b)(c)(d)     600,000         31,800
========================================================================

CONSTRUCTION & ENGINEERING-0.82%

Schuff International Inc., Sr. Unsec. Gtd.
  Sub. Notes, 10.50%, 06/01/08                    765,000        669,375
========================================================================

CONSTRUCTION MATERIALS-0.72%

Dayton Superior Corp., Sr. Unsec. Gtd. Sub.
  Notes, 13.00%, 06/15/09                         615,000        590,400
========================================================================

CONSTRUCTION, FARM MACHINERY & HEAVY
  TRUCKS-0.42%

Terex Corp., Sr. Unsec. Gtd. Sub. Notes,
  9.25%, 07/15/11                                 340,000        341,700
========================================================================

DISTILLERS & VINTNERS-0.34%

Constellation Brands, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 8.13%, 01/15/12         270,000        279,450
========================================================================

DISTRIBUTORS-0.18%

AmeriGas Partners, L.P., Sr. Unsec. Notes,
  8.88%, 05/20/11                                 145,000        148,625
========================================================================

DIVERSIFIED CHEMICALS-1.30%

Equistar Chemicals LP/Equistar Funding Corp.,
  Sr. Unsec. Gtd. Notes, 10.13%, 09/01/08         345,000        317,400
------------------------------------------------------------------------
Huntsman International LLC, Sr. Notes, 9.88%,
  03/01/09(a)                                     350,000        353,500
------------------------------------------------------------------------
Millennium America, Inc.,
  Sr. Notes, 9.25%, 06/15/08(a)                   190,000        195,700
------------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Notes, 9.25%, 06/15/08     190,000        195,700
========================================================================
                                                               1,062,300
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.94%

Tekni-Plex, Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 12.75%, 06/15/10                    765,000        768,825
========================================================================

DIVERSIFIED FINANCIAL SERVICES-0.57%

LBI Media Inc., Sr. Sub. Notes, 10.13%,
  07/15/12(a)                                     470,000        462,950
========================================================================

DRUG RETAIL-0.43%

Rite Aid Corp., Sr. Unsec. Unsub. Notes,
  7.13%, 01/15/07                                 535,000        355,775
========================================================================


                                               PRINCIPAL       MARKET
                                                 AMOUNT         VALUE

ELECTRIC UTILITIES-2.50%

AES Corp. (The),
  Sr. Unsec. Notes, 8.75%, 06/15/08            $  395,000    $   156,025
------------------------------------------------------------------------
  Sr. Unsec. Notes, 9.50%, 06/01/09               275,000        114,125
------------------------------------------------------------------------
  Unsec. Putable Unsub. ROARS Notes, 7.38%,
    06/15/03                                      150,000         83,250
------------------------------------------------------------------------
Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Yankee Notes, 8.50%,
  05/01/08                                        750,000        386,250
------------------------------------------------------------------------
Calpine Corp., Sr. Unsec. Notes, 8.63%,
  08/15/10                                      1,200,000        570,000
------------------------------------------------------------------------
CMS Energy Corp., Sr. Unsec. Unsub. Notes,
  8.90%, 07/15/08                                 500,000        342,500
------------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Notes,
  13.50%, 07/15/08                                975,000        394,875
========================================================================
                                                               2,047,025
========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.49%

Flextronics International Ltd. (Singapore),
  Sr. Unsec. Sub. Yankee Notes, 9.88%,
  07/01/10                                        400,000        404,000
========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.68%

Fisher Scientific International Inc., Sr.
  Unsec. Sub. Notes, 8.13%, 05/01/12              290,000        288,550
------------------------------------------------------------------------
Solectron Corp., Sr. Unsec. Notes, 9.63%,
  02/15/09                                        300,000        268,500
========================================================================
                                                                 557,050
========================================================================

EMPLOYMENT SERVICES-0.48%

MSX International, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 11.38%, 01/15/08                         600,000        393,000
========================================================================

ENVIRONMENTAL SERVICES-0.69%

Allied Waste North America Inc.,
  Series B, Sr. Gtd. Sub. Notes, 8.50%,
  12/01/08                                        385,000        348,425
------------------------------------------------------------------------
  Series B, Sr. Unsec. Gtd. Sub. Notes,
  10.00%, 08/01/09                                235,000        212,675
========================================================================
                                                                 561,100
========================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-0.81%

IMC Global Inc.-Series B, Sr. Unsec. Gtd.
  Notes, 11.25%, 06/01/11                         280,000        298,200
------------------------------------------------------------------------
Scotts Co. (The)-Class A, Sr. Sub. Notes,
  8.63%, 01/15/09 (Acquired 02/01/02; Cost
  $358,750)(b)                                    350,000        362,250
========================================================================
                                                                 660,450
========================================================================

FOOD DISTRIBUTORS-0.76%

Fleming Cos., Inc.-Series D, Sr. Unsec. Gtd.
  Sub. Notes, 10.63%, 07/31/07                    495,000        475,200
------------------------------------------------------------------------
Roundy's Inc., Sr. Sub. Notes, 8.88%,
  06/15/12(a)                                     145,000        145,000
========================================================================
                                                                 620,200
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT         VALUE


FOOD RETAIL-0.46%

Pathmark Stores, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 8.75%, 02/01/12                       $  380,000    $   376,200
========================================================================

FOREST PRODUCTS-1.18%

Louisiana-Pacific Corp., Sr. Unsec. Sub.
  Notes, 10.88%, 11/15/08                         230,000        242,650
------------------------------------------------------------------------
Millar Western Forest Products Ltd. (Canada),
  Sr. Unsec. Yankee Notes, 9.88%, 05/15/08        750,000        723,750
========================================================================
                                                                 966,400
========================================================================

GAS UTILITIES-0.77%

El Paso Energy Partners, L.P.,
  Sr. Unsec. Gtd. Sub. Notes, 8.50%,
  06/01/11(a)                                     450,000        425,250
------------------------------------------------------------------------
  Series B, Sr. Unsec. Gtd. Sub. Notes,
  8.50%, 06/01/11                                 215,000        203,175
========================================================================
                                                                 628,425
========================================================================

GENERAL MERCHANDISE STORES-0.70%

Pantry, Inc. (The), Sr. Unsec. Gtd. Sub.
  Notes, 10.25%, 10/15/07                         650,000        575,250
========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-0.23%

Vanguard Health Systems, Inc., Sr. Unsec.
  Gtd. Sub. Notes, 9.75%, 08/01/11                185,000        189,625
========================================================================

HEALTH CARE EQUIPMENT-1.34%

CONMED Corp., Sr. Unsec. Gtd. Sub. Notes,
  9.00%, 03/15/08                                 245,000        246,225
------------------------------------------------------------------------
Radiologix, Inc.-Series B, Sr. Unsec. Gtd.
  Notes, 10.50%, 12/15/08                         440,000        448,800
------------------------------------------------------------------------
Vicar Operating, Inc., Sr. Unsec. Gtd. Notes,
  9.88%, 12/01/09                                 380,000        402,800
========================================================================
                                                               1,097,825
========================================================================

HEALTH CARE FACILITIES-2.43%

Hanger Orthopedic Group, Inc.,
  Sr. Sub. Notes, 11.25%, 06/15/09                425,000        427,125
------------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Notes, 10.38%,
  02/15/09                                         80,000         82,800
------------------------------------------------------------------------
InSight Health Services Corp.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 9.88%, 11/01/11         175,000        175,875
------------------------------------------------------------------------
Magellan Health Services, Inc., Sr. Notes,
  9.38%, 11/15/07(a)                              210,000        169,050
------------------------------------------------------------------------
Select Medical Corp., Sr. Unsec. Sub. Notes,
  9.50%, 06/15/09                                 430,000        440,750
------------------------------------------------------------------------
Triad Hospitals, Inc.-Series B, Sr. Unsec.
  Gtd. Notes, 8.75%, 05/01/09                     190,000        198,550
------------------------------------------------------------------------
United Surgical Partners International, Inc.,
  Sr. Unsec. Gtd. Sub. Notes, 10.00%,
  12/15/11                                        475,000        492,812
========================================================================
                                                               1,986,962
========================================================================


                                               PRINCIPAL       MARKET
                                                 AMOUNT         VALUE

HEALTH CARE SUPPLIES-1.21%

DJ Orthopedics LLC, Sr. Unsec. Gtd. Sub.
  Notes, 12.63%, 06/15/09                      $  900,000    $   990,000
========================================================================

HOME FURNISHINGS-1.56%

Falcon Products, Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 11.38%, 06/15/09               220,000        176,000
------------------------------------------------------------------------
O'Sullivan Industries, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 13.38%, 10/15/09        410,000        412,050
------------------------------------------------------------------------
Sealy Mattress Co.-Series B, Sr. Gtd. Sub.
  Notes, 9.88%, 12/15/07                          620,000        530,100
------------------------------------------------------------------------
Winsloew Furniture, Inc.-Series B, Sr. Gtd.
  Sub. Notes, 12.75%, 08/15/07                    165,000        159,225
========================================================================
                                                               1,277,375
========================================================================

HOMEBUILDING-3.29%

Beazer Homes USA, Inc., Sr. Notes, 8.38%,
  04/15/12(a)                                     260,000        260,000
------------------------------------------------------------------------
K Hovnanian Enterprises, Inc., Sr. Unsec.
  Gtd. Notes, 10.50%, 10/01/07                    260,000        274,300
------------------------------------------------------------------------
Schuler Homes, Inc.,
  Sr. Unsec. Gtd. Notes, 9.00%, 04/15/08          700,000        703,500
------------------------------------------------------------------------
  Class A, Sr. Unsec. Gtd. Sub. Notes,
  10.50%, 07/15/11                                240,000        242,400
------------------------------------------------------------------------
Technical Olympic USA, Inc., Sr. Notes,
  9.00%, 07/01/10(a)                              605,000        571,725
------------------------------------------------------------------------
WCI Communities Inc., Sr. Unsec. Gtd. Sub.
  Notes, 10.63%, 02/15/11                         640,000        643,200
========================================================================
                                                               2,695,125
========================================================================

HOTELS, RESORTS & CRUISE LINES-2.39%

Host Marriott Corp., Sr. Sec. Gtd. Notes,
  7.88%, 08/01/08                                 100,000         94,750
------------------------------------------------------------------------
Intrawest Corp. (Canada), Sr. Unsec. Yankee
  Notes, 10.50%, 02/01/10                         500,000        517,500
------------------------------------------------------------------------
John Q Hammons Hotels, 1st Mortgage Notes,
  8.88%, 05/15/12(a)                              260,000        248,950
------------------------------------------------------------------------
Kerzner International Ltd. (Bahamas),
  Sr. Sub. Yankee Notes, 8.88%, 08/15/11
  (Acquired 05/09/02; Cost $206,000)(b)           200,000        203,000
------------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Yankee Notes, 8.88%,
  08/15/11                                        125,000        127,187
------------------------------------------------------------------------
Royal Caribbean Cruises Ltd., Sr. Unsec.
  Unsub. Notes, 8.75%, 02/02/11                   550,000        500,500
------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.,
  Notes, 7.88%, 05/01/12(a)                       280,000        266,700
========================================================================
                                                               1,958,587
========================================================================

HOUSEHOLD APPLIANCES-0.60%

Salton, Inc., Sr. Unsec. Gtd. Sub. Notes,
  10.75%, 12/15/05                                500,000        492,500
========================================================================

HOUSEWARES & SPECIALTIES-0.25%

Johnsondiversey Inc., Sr. Sub. Notes, 9.63%,
  05/15/12(a)                                     195,000        202,800
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT         VALUE


INDUSTRIAL MACHINERY-0.41%

Actuant Corp., Sr. Unsec. Gtd. Sub. Notes,
  13.00%, 05/01/09                             $  117,000    $   135,135
------------------------------------------------------------------------
NMHG Holdings Co., Sr. Unsec. Gtd. Notes,
  10.00%, 05/15/09(a)                             200,000        201,000
========================================================================
                                                                 336,135
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.66%

ICG Services, Inc., Sr. Unsec. Disc. Notes,
  10.00%, 02/15/08(c)(e)                        2,460,000         12,300
------------------------------------------------------------------------
Madison River Capital LLC/Madison River
  Finance Corp., Sr. Unsec. Notes, 13.25%,
  03/01/10                                      1,100,000        797,500
------------------------------------------------------------------------
NTELOS Inc., Sr. Unsec. Notes, 13.00%,
  08/15/10                                        715,000        196,625
------------------------------------------------------------------------
PTC International Finance II S.A.
  (Luxembourg), Sr. Unsec. Gtd. Sub. Yankee
  Notes, 11.25%, 12/01/09                         350,000        351,750
========================================================================
                                                               1,358,175
========================================================================

LEISURE FACILITIES-0.98%

Six Flags, Inc., Sr. Unsec. Notes,
  8.88%, 02/01/10                                 250,000        245,000
------------------------------------------------------------------------
  9.50%, 02/01/09                                 180,000        180,000
------------------------------------------------------------------------
  9.75%, 06/15/07                                 375,000        376,875
========================================================================
                                                                 801,875
========================================================================

LIFE & HEALTH INSURANCE-0.13%

Conseco, Inc., Sr. Unsec. Gtd. Notes, 10.75%,
  06/15/09 (Acquired 06/26/01; Cost
  $217,395)(b)                                    220,000         64,900
------------------------------------------------------------------------
  8.75%, 08/09/06 (Acquired 07/19/01; Cost
  $141,375)(b)                                    150,000         41,250
========================================================================
                                                                 106,150
========================================================================

METAL & GLASS CONTAINERS-2.01%

Graphic Packaging Corp., Sr. Unsec. Gtd. Sub.
  Notes, 8.63%, 02/15/12(a)                       380,000        378,100
------------------------------------------------------------------------
Greif Bros. Corp.-Class A, Sr. Sub. Notes,
  8.88%, 08/01/12(a)                              385,000        384,037
------------------------------------------------------------------------
Jarden Corp., Sr. Sub. Notes, 9.75%,
  05/01/12(a)                                     530,000        503,500
------------------------------------------------------------------------
Plastipak Holdings Inc., Sr. Unsec. Gtd.
  Notes, 10.75%, 09/01/11                         335,000        360,125
------------------------------------------------------------------------
Stone Container Corp., Sr. Notes, 8.38%,
  07/01/12(a)                                      15,000         15,150
========================================================================
                                                               1,640,912
========================================================================

MOVIES & ENTERTAINMENT-1.45%

AMC Entertainment Inc., Sr. Unsec. Sub.
  Notes, 9.50%, 02/01/11                          885,000        845,175
------------------------------------------------------------------------
Nextmedia Operating Inc., Sr. Unsec. Gtd.
  Sub. Notes, 10.75%, 07/01/11                    350,000        343,000
========================================================================
                                                               1,188,175
========================================================================


                                               PRINCIPAL       MARKET
                                                 AMOUNT         VALUE

OFFICE SERVICES & SUPPLIES-0.43%

Mail Well I Corp., Sr. Unsec. Gtd. Notes,
  9.63%, 03/15/12(a)                           $  435,000    $   350,175
========================================================================

OIL & GAS EQUIPMENT & SERVICES-0.92%

Hanover Equipment Trust
  2001 A, Sr. Sec. Notes, 8.50%, 09/01/08(a)      210,000        174,300
------------------------------------------------------------------------
  2001 B, Sr. Sec. Notes, 8.75%, 09/01/11(a)       70,000         58,450
------------------------------------------------------------------------
SESI, LLC, Sr. Unsec. Gtd. Notes, 8.88%,
  05/15/11                                        530,000        522,050
========================================================================
                                                                 754,800
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.13%

Chesapeake Energy Corp., Sr. Unsec. Gtd.
  Notes, 8.38%, 11/01/08                          210,000        210,000
------------------------------------------------------------------------
Comstock Resources, Inc., Sr. Unsec. Gtd.
  Notes, 11.25%, 05/01/07                         355,000        363,875
------------------------------------------------------------------------
Frontier Oil Corp., Sr. Unsec. Notes, 11.75%,
  11/15/09                                        975,000      1,018,875
------------------------------------------------------------------------
Swift Energy Co., Sr. Unsec. Sub. Notes,
  9.38%, 05/01/12                                 160,000        152,800
========================================================================
                                                               1,745,550
========================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-1.76%

Texas Petrochemical Corp., Sr. Unsec. Sub.
  Notes, 11.13%, 07/01/06                         960,000        744,000
------------------------------------------------------------------------
Western Gas Resources, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 10.00%, 06/15/09                    650,000        692,250
========================================================================
                                                               1,436,250
========================================================================

PACKAGED FOODS & MEATS-0.24%

Dole Foods Co., Inc., Sr. Unsec. Notes,
  7.25%, 05/01/09                                 200,000        200,312
========================================================================

PAPER PRODUCTS-1.05%

Appleton Papers Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 12.50%, 12/15/08               385,000        387,888
------------------------------------------------------------------------
Tembec Industries Inc. (Canada), Sr. Unsec.
  Gtd. Yankee Notes, 7.75%, 03/15/12              475,000        468,987
========================================================================
                                                                 856,875
========================================================================

PERSONAL PRODUCTS-2.44%

Armkel LLC, Sr. Sub. Notes, 9.50%, 08/15/09       240,000        250,200
------------------------------------------------------------------------
Elizabeth Arden, Inc., Sr. Notes, 10.38%,
  05/15/07                                        195,000        182,325
------------------------------------------------------------------------
  Sr. Sec. Notes, 11.75%, 02/01/11                815,000        827,225
------------------------------------------------------------------------
Herbalife International, Inc., Sr. Sub.
  Notes, 11.75%, 07/15/10(a)                      310,000        308,450
------------------------------------------------------------------------
Playtex Products, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 9.38%, 06/01/11                          400,000        426,000
========================================================================
                                                               1,994,200
========================================================================

PHARMACEUTICALS-1.52%

aaiPharma Inc., Sr. Sub. Notes, 11.00%,
  04/01/10(a)                                     830,000        776,050
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT         VALUE

PHARMACEUTICALS-(CONTINUED)

Biovail Corp. (Canada), Sr. Sub. Yankee
  Notes, 7.88%, 04/01/10                       $  480,000    $   466,330
========================================================================
                                                               1,242,380
========================================================================

RAILROADS-2.97%

Kansas City Southern Railway, Sr. Unsec. Gtd.
  Notes, 9.50%, 10/01/08                          590,000        637,200
------------------------------------------------------------------------
Railamerica Transportation Corp., Sr. Unsec.
  Gtd. Sub. Notes, 12.88%, 08/15/10             1,075,000      1,115,313
------------------------------------------------------------------------
TFM S.A. de C.V. (Mexico), Sr. Unsec. Gtd.
  Disc. Yankee Deb., 11.75%, 06/15/09             710,000        681,600
========================================================================
                                                               2,434,113
========================================================================

REAL ESTATE INVESTMENT TRUSTS-1.36%

Host Marriott LP-Series G, Sr. Gtd. Notes,
  9.25%, 10/01/07                                 555,000        555,000
------------------------------------------------------------------------
iStar Financial Inc., Sr. Unsec. Notes,
  8.75%, 08/15/08                                  45,000         46,575
------------------------------------------------------------------------
MeriStar Hospitality Corp., Sr. Unsec. Gtd.
  Notes, 9.13%, 01/15/11                          390,000        370,500
------------------------------------------------------------------------
RFS Partnership LP, Sr. Unsec. Gtd. Notes,
  9.75%, 03/01/12                                 140,000        140,700
========================================================================
                                                               1,112,775
========================================================================

RESTAURANTS-0.10%

Perkins Family Restaurants, L.P.-Series B,
  Sr. Unsec. Notes, 10.13%, 12/15/07               80,000         78,800
========================================================================

SEMICONDUCTORS-0.53%

ON Semiconductor Corp., Sr. Sec. Gtd. Notes,
  12.00%, 05/15/08(a)                             515,000        435,175
========================================================================

SPECIALTY CHEMICALS-0.27%

OM Group, Inc., Sr. Unsec. Gtd. Sub. Notes,
  9.25%, 12/15/11                                 225,000        217,125
========================================================================

SPECIALTY STORES-2.85%

Cole National Group, Inc., Sr. Sub. Notes,
  8.88%, 05/15/12(a)                              470,000        467,650
------------------------------------------------------------------------
CSK Auto, Inc.,
  Sr. Unsec. Gtd. Notes, 12.00%, 06/15/06         290,000        308,850
------------------------------------------------------------------------
  Series A, Sr. Gtd. Sub. Deb., 11.00%,
  11/01/06                                        470,000        495,850
------------------------------------------------------------------------
Petco Animal Supplies Inc., Sr. Unsec. Gtd.
  Sub. Notes, 10.75%, 11/01/11                    350,000        378,000
------------------------------------------------------------------------
Petro Stopping Centers LP, Sr. Unsec. Notes,
  10.50%, 02/01/07                                240,000        229,200
------------------------------------------------------------------------
United Rentals, Inc.-Series B, Sr. Unsec.
  Gtd. Notes, 10.75%, 04/15/08                    440,000        453,200
========================================================================
                                                               2,332,750
========================================================================

STEEL-0.25%

AK Steel Corp., Sr. Unsec. Gtd. Notes, 7.75%,
  06/15/12(a)                                     205,000        206,025
========================================================================


                                               PRINCIPAL       MARKET
                                                 AMOUNT         VALUE

TELECOMMUNICATIONS EQUIPMENT-3.19%

Corning Inc., Sr. Conv. Unsec. Putable Deb.,
  2.26%, 11/08/15(f)                           $1,345,000    $   625,425
------------------------------------------------------------------------
Filtronic PLC (United Kingdom), Sr. Unsec.
  Yankee Notes, 10.00%, 12/01/05                  790,000        626,075
------------------------------------------------------------------------
SBA Communications Corp., Sr. Unsec. Notes,
  10.25%, 02/01/09                                630,000        343,350
------------------------------------------------------------------------
Spectrasite Holdings, Inc.,
  Sr. Unsec. Disc. Notes, 11.25%, 04/15/09(e)   1,430,000        357,500
------------------------------------------------------------------------
  Series B, Sr. Unsec. Sub. Notes, 12.50%,
  11/15/10                                      1,625,000        658,125
========================================================================
                                                               2,610,475
========================================================================

TEXTILES-0.93%

Cabot Safety Corp., Sr. Sub. Notes, 12.50%,
  07/15/05                                        740,000        758,500
========================================================================

TRUCKING-2.00%

Avis Group Holdings, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 11.00%, 05/01/09                    710,000        747,275
------------------------------------------------------------------------
North American Van Lines Inc., Sr. Sub.
  Notes, 13.38%, 12/01/09(a)                      850,000        888,250
========================================================================
                                                               1,635,525
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-3.65%

AirGate PCS, Inc., Sr. Sub. Disc. Notes,
  13.50%, 10/01/09(e)(g)                          770,000        219,450
------------------------------------------------------------------------
Alamosa Delaware Inc., Sr. Unsec. Gtd. Notes,
  12.50%, 02/01/11                                610,000        231,800
------------------------------------------------------------------------
  13.63%, 08/15/11                                125,000         50,000
------------------------------------------------------------------------
Alamosa Holdings, Inc., Sr. Unsec. Gtd. Disc.
  Notes, 12.88%, 02/15/10(e)                      230,000         42,550
------------------------------------------------------------------------
Crown Castle International Corp.,
  Sr. Unsec. Disc. Notes, 10.63%, 11/15/07(e)     720,000        507,600
------------------------------------------------------------------------
  Sr. Unsec. Notes, 10.75%, 08/01/11              490,000        338,100
------------------------------------------------------------------------
Horizon PCS, Inc., Sr. Unsec. Gtd. Disc.
  Notes, 14.00%, 10/01/10(e)                      985,000        162,525
------------------------------------------------------------------------
iPCS, Inc., Sr. Unsec. Disc. Notes, 14.00%,
  07/15/10(e)                                     900,000        148,500
------------------------------------------------------------------------
IWO Holdings, Inc., Sr. Unsec. Gtd. Notes,
  14.00%, 01/15/11                              1,020,000        362,100
------------------------------------------------------------------------
Nextel Communications, Inc., Sr. Unsec.
  Notes, 9.50%, 02/01/11                          560,000        364,000
------------------------------------------------------------------------
Tritel PCS Inc., Sr. Unsec. Gtd. Sub. Notes,
  10.38%, 01/15/11                                267,000        226,283
------------------------------------------------------------------------
Triton PCS Inc., Sr. Unsec. Gtd. Sub. Notes,
  9.38%, 02/01/11                                 200,000        131,000
------------------------------------------------------------------------
UbiquiTel Operating Co., Sr. Unsec. Gtd.
  Disc. Sub. Notes, 14.00%, 04/15/10(e)         1,328,000        109,560
------------------------------------------------------------------------
US Unwired Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Disc. Notes, 13.38%, 11/01/09(e)           330,000         90,749
========================================================================
                                                               2,984,217
========================================================================
    Total Bonds & Notes (Cost $90,872,721)                    72,226,681
========================================================================
                                                               MARKET
                                                 SHARES         VALUE
STOCKS & OTHER EQUITY INTERESTS-8.13%

AEROSPACE & DEFENSE-0.00%

Earthwatch Inc.-Series C, $.30 PIK Conv. Pfd.
  (Acquired 09/15/99-06/21/02; Cost
  $4,813)(b)                                      157,034    $     1,570
========================================================================

BROADCASTING & CABLE TV-0.46%

CSC Holdings Inc.-Series M, $11.13 PIK Pfd.         7,680        376,320
========================================================================

COMPUTER STORAGE & PERIPHERALS-0.29%

EMC Corp.(h)                                       32,000        240,000
========================================================================

DATA PROCESSING SERVICES-0.63%

DST Systems, Inc.(h)                               15,300        515,610
========================================================================

DIVERSIFIED FINANCIAL SERVICES-0.63%

Goldman Sachs Group, Inc. (The)                     7,000        512,050
========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.25%

Flextronics International Ltd. (Singapore)(h)      26,000        205,920
========================================================================

ENVIRONMENTAL SERVICES-0.01%

Allied Waste Industries, Inc.(h)                    1,000          6,600
========================================================================

GENERAL MERCHANDISE STORES-1.83%

BJ's Wholesale Club, Inc.(h)                       17,500        615,125
------------------------------------------------------------------------
Target Corp.                                       26,500        883,775
========================================================================
                                                               1,498,900
========================================================================

HOME IMPROVEMENT RETAIL-0.68%

Home Depot, Inc. (The)                             17,900        552,752
========================================================================

INDUSTRIAL CONGLOMERATES-0.41%

Tyco International Ltd. (Bermuda)                  26,000        332,800
========================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.48%

Duke Energy Corp.                                  15,300        389,997
========================================================================

NETWORKING EQUIPMENT-0.64%

Cisco Systems, Inc.(h)                             40,000        527,600
========================================================================

PERSONAL PRODUCTS-0.51%

Estee Lauder Cos. Inc. (The)-Class A               13,800        418,416
========================================================================

PHARMACEUTICALS-0.62%

King Pharmaceuticals, Inc.(h)                      24,000        509,040
========================================================================

SEMICONDUCTORS-0.42%

Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)(h)                             37,800        344,736
========================================================================

SYSTEMS SOFTWARE-0.27%

VERITAS Software Corp.(h)                          13,200        222,156
========================================================================

                                                               MARKET
                                                 SHARES         VALUE

TELECOMMUNICATIONS EQUIPMENT-0.00%

World Access, Inc.-Series D, $45.00 Conv.
  Pfd. (Acquired 03/03/00; Cost
  $1,900,625)(b)(d)(h)                              2,152    $         2
========================================================================
    Total Stocks & Other Equity Interests
      (Cost $12,721,313)                                       6,654,469
========================================================================

WARRANTS-0.12%

CONSTRUCTION MATERIALS-0.02%

Dayton Superior-Wts., expiring 06/15/09
  (Acquired 08/07/00; Cost $0)(b)(i)                1,200         12,300
========================================================================

GENERAL MERCHANDISE STORES-0.02%

Travelcenters of America Inc.-Wts., expiring
  05/01/09 (Acquired 01/29/01; Cost $0)(b)(i)       1,200         12,300
========================================================================

HOME FURNISHINGS-0.00%

O'Sullivan Industries, Inc.-Series B-Pfd.
  Wts., expiring 11/15/09 (Acquired 06/13/00;
  Cost $0)(b)(i)                                      960             10
------------------------------------------------------------------------
O'Sullivan Industries, Inc.-Wts., expiring
  11/15/09 (Acquired 06/13/00; Cost $0)(b)(i)         960             10
------------------------------------------------------------------------
Winsloew Escrow Corp.-Wts., expiring 08/15/07
  (Acquired 12/06/99; Cost $0)(b)(i)                  165          1,732
========================================================================
                                                                   1,752
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.00%

PF.Net Communications, Inc.-Wts., expiring
  05/15/10 (Acquired 07/19/00; Cost $0)(b)(i)       1,500             15
========================================================================

                                                               MARKET
                                                 SHARES         VALUE

RAILROADS-0.06%

Railamerica Inc.-Wts., expiring 08/15/10
  (Acquired 10/05/00; Cost $0)(b)(i)                1,150    $    52,037
========================================================================

TELECOMMUNICATIONS EQUIPMENT-0.00%

Loral Space & Communications, Ltd.-Wts.,
  expiring 12/26/06(i)                              5,698            570
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.02%

Horizon PCS, Inc.-Wts., expiring 10/01/10
  (Acquired 05/02/01; Cost $0)(b)(i)                2,000             20
------------------------------------------------------------------------
iPCS, Inc.-Wts., expiring 07/15/10 (Acquired
  01/29/01; Cost $0)(b)(i)                          1,000            250
------------------------------------------------------------------------
IWO Holdings Inc.-Wts., expiring 01/15/11
  (Acquired 08/24/01; Cost $0)(b)(i)                1,020            255
------------------------------------------------------------------------
NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  11/15/00; Cost $0)(b)(i)                          1,380             14
------------------------------------------------------------------------
Ubiquitel Inc.-Wts., expiring 04/15/10
  (Acquired 08/10/00; Cost $0)(b)(i)                1,770         14,381
========================================================================
                                                                  14,920
========================================================================
    Total Warrants (Cost $64,103)                                 93,894
========================================================================
TOTAL INVESTMENTS-96.53% (Cost $103,658,137)                  78,975,044
========================================================================
OTHER ASSETS LESS LIABILITIES-3.47%                            2,840,585
========================================================================
NET ASSETS-100.00%                                           $81,815,629
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Conv.  - Convertible
Deb.   - Debentures
Disc.  - Discounted
Gtd.   - Guaranteed
Pfd.   - Preferred
PIK    - Payment in Kind
ROARS  - Remarketable or Redeemable Securities
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured
Unsub. - Subordinated
Wts.   - Warrants

Notes to Schedule of Investments:

(a) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended.
(b) Restricted securities. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 07/31/02 was $950,346, which represented 1.16% of the Fund's net assets.
(c) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(d) Security fair valued in accordance with the procedures established by the Board of Trustees.
(e) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(f) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(g) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit includes warrants to purchase common or preferred shares of the issuer.
(h) Non-income producing security.
(i) Non-income producing security acquired as part of a unit with or in exchange for other securities.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------

JULY 31, 2002

ASSETS:

Investments, at market value (cost
  $103,658,137)                                 $78,975,044
-----------------------------------------------------------
Receivables for:
  Investments sold                                1,366,145
-----------------------------------------------------------
  Fund shares sold                                  545,065
-----------------------------------------------------------
  Dividends and interest                          2,066,054
-----------------------------------------------------------
  Principal paydowns                                 15,996
-----------------------------------------------------------
Investment for deferred compensation plan            22,011
-----------------------------------------------------------
Other assets                                         26,124
===========================================================
     Total assets                                83,016,439
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Investments purchased                             348,965
-----------------------------------------------------------
  Fund shares reacquired                            396,659
-----------------------------------------------------------
  Amount due custodian                               72,874
-----------------------------------------------------------
  Dividends                                         263,787
-----------------------------------------------------------
  Deferred compensation plan                         22,011
-----------------------------------------------------------
Accrued distribution fees                            64,273
-----------------------------------------------------------
Accrued trustees' fees                                  816
-----------------------------------------------------------
Accrued transfer agent fees                          10,319
-----------------------------------------------------------
Accrued operating expenses                           21,106
===========================================================
     Total liabilities                            1,200,810
===========================================================
Net assets applicable to shares outstanding     $81,815,629
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                         $31,442,594
___________________________________________________________
===========================================================
Class B                                         $41,104,529
___________________________________________________________
===========================================================
Class C                                         $ 9,268,506
___________________________________________________________
===========================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           5,811,059
___________________________________________________________
===========================================================
Class B                                           7,593,741
___________________________________________________________
===========================================================
Class C                                           1,713,836
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $      5.41
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $5.41 divided by
       95.25%)                                  $      5.68
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per share  $      5.41
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per share  $      5.41
___________________________________________________________
===========================================================


STATEMENT OF OPERATIONS
---------------------------------------------------------------
FOR THE YEAR ENDED JULY 31, 2002

INVESTMENT INCOME:

Interest                                       $ 12,384,884
-----------------------------------------------------------
Dividends                                            73,829
-----------------------------------------------------------
Dividends from affiliated money market
  funds                                              54,368
===========================================================
    Total investment income                      12,513,081
===========================================================

EXPENSES:

Advisory fees                                       673,657
-----------------------------------------------------------
Administrative services fees                         50,000
-----------------------------------------------------------
Custodian fees                                       35,263
-----------------------------------------------------------
Distribution fees -- Class A                        103,290
-----------------------------------------------------------
Distribution fees -- Class B                        543,124
-----------------------------------------------------------
Distribution fees -- Class C                        121,566
-----------------------------------------------------------
Transfer agent fees                                 232,471
-----------------------------------------------------------
Trustees' fees                                        9,058
-----------------------------------------------------------
Other                                               135,513
===========================================================
    Total expenses                                1,903,942
===========================================================
Less: Fees waived                                      (409)
-----------------------------------------------------------
    Expenses paid indirectly                         (1,712)
===========================================================
    Net expenses                                  1,901,821
===========================================================
Net investment income                            10,611,260
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND FOREIGN CURRENCY CONTRACTS:

Net realized gain (loss) from:
  Investment securities                         (33,069,192)
-----------------------------------------------------------
  Foreign currencies                               (128,855)
===========================================================
                                                (33,198,047)
===========================================================
Change in net unrealized appreciation of:
  Investment securities                           2,790,128
-----------------------------------------------------------
  Foreign currencies                                  6,910
-----------------------------------------------------------
  Foreign currency contracts                         55,026
===========================================================
                                                  2,852,064
===========================================================
Net gain (loss) from investment securities,
  foreign currencies and foreign currency
  contracts                                     (30,345,983)
===========================================================
Net increase (decrease) in net assets
  resulting from operations                    $(19,734,723)
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED JULY 31, 2002 AND 2001

                                                                  2002            2001
                                                              ------------    ------------
OPERATIONS:

  Net investment income                                       $ 10,611,260    $ 14,897,615
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                         (33,198,047)    (21,507,728)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and foreign
    currency contracts                                           2,852,064     (20,711,130)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (19,734,723)    (27,321,243)
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (4,432,604)     (6,502,534)
------------------------------------------------------------------------------------------
  Class B                                                       (5,374,073)     (6,970,104)
------------------------------------------------------------------------------------------
  Class C                                                       (1,204,100)     (1,424,977)
------------------------------------------------------------------------------------------
Return of Capital:
  Class A                                                         (111,949)       (166,464)
------------------------------------------------------------------------------------------
  Class B                                                         (147,248)       (192,923)
------------------------------------------------------------------------------------------
  Class C                                                          (32,987)        (39,895)
------------------------------------------------------------------------------------------
Distributions in excess of net investment income:
  Class A                                                               --        (159,661)
------------------------------------------------------------------------------------------
  Class B                                                               --        (185,039)
------------------------------------------------------------------------------------------
  Class C                                                               --         (38,264)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (4,818,666)      6,201,212
------------------------------------------------------------------------------------------
  Class B                                                       (3,727,998)     14,137,773
------------------------------------------------------------------------------------------
  Class C                                                       (1,114,522)      6,632,306
==========================================================================================
    Net increase (decrease) in net assets                      (40,698,870)    (16,029,813)
==========================================================================================

NET ASSETS:

  Beginning of year                                            122,514,499     138,544,312
==========================================================================================
  End of year                                                 $ 81,815,629    $122,514,499
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $166,048,283    $176,001,653
------------------------------------------------------------------------------------------
  Undistributed net investment income                             (533,530)       (100,142)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (59,016,031)    (25,821,448)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and foreign currency
    contracts                                                  (24,683,093)    (27,565,564)
==========================================================================================
                                                              $ 81,815,629    $122,514,499
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JULY 31, 2002


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM High Yield II Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eight separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       On July 31, 2002, shares of beneficial interest was decreased by $292,184, undistributed net investment income was increased by $288,720 and undistributed net realized gains increased by $3,464 as a result of differing book/tax treatment of bond premium adjustment, sales of defaulted bonds, foreign currency transactions, return of capital distributions, and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income

     (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund's capital loss carryforward of $34,420,630 as of July 31, 2002 expires as follows:

     CAPITAL LOSS
     CARRYFORWARD    EXPIRATION
     ------------    ----------
     $ 5,962,162    July 31, 2009
     -----------------------------
      28,458,468    July 31, 2010
     =============================
     $34,420,630
     =============================


       As of July 31, 2002, the Fund has a post-October capital loss deferral of $24,262,299, which will be recognized in the following tax year.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--CHANGE IN ACCOUNTING PRINCIPLE

As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to August 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $30,407 reduction in the cost of securities and a corresponding $30,407 increase in net unrealized gains and losses, based on securities held by the Fund on August 1, 2001.

  The effect of this change in the current period was to decrease net investment income by $58,261, to increase net unrealized gains and losses by $17,708 and to increase net realized gains and losses by $40,553. As a result, the net investment income per share remained the same and the net realized and unrealized gains and losses per share remained the same and the ratio of net investment income to average net assets decreased by 0.05%.

NOTE 3--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.625% on the first $500 million of the Fund's average daily net assets, plus 0.55% on the next $500 million of Fund's average daily net assets, plus 0.50% on the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended July 31, 2002, AIM waived fees of $409.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2002, AIM was paid $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended July 31, 2002, AFS retained $133,250 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended July 31, 2002, the Class A, Class B and Class C shares paid AIM Distributors $103,290, $543,124 and $121,566, respectively, as compensation under the Plans.

  AIM Distributors retained commissions of $28,179 from sales of the Class A shares of the Fund during the year ended July 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended July 31, 2002, AIM Distributors retained $1,232, $1,543 and $3,204 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended July 31, 2002, the Fund paid legal fees of $3,495 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.

NOTE 4--INDIRECT EXPENSES

For the year ended July 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,270 and reductions in custodian fees of $442 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $1,712.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 6--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended July 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the years ended July 31, 2002 and 2001 were as follows:

                                      2002           2001
                                   -----------    -----------
Distributions paid from:
Ordinary income                    $11,010,777    $15,280,579
-------------------------------------------------------------
Return of capital                      292,184        399,282
=============================================================
                                   $11,302,961    $15,679,861
_____________________________________________________________
=============================================================


As of July 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward                      $(34,420,630)
-----------------------------------------------------------
Unrealized appreciation (depreciation)          (49,812,024)
===========================================================
                                               $(84,232,654)
___________________________________________________________
===========================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the deferral of capital losses incurred after October 31, and other timing differences.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 2002 was $72,872,331 and $82,325,653, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of July 31, 2002 was as follows:

Aggregate unrealized appreciation of
  investment securities                        $  3,094,625
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (28,321,511)
===========================================================
Net unrealized appreciation (depreciation)
  of investment securities                     $(25,226,886)
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $104,201,930.

NOTE 9--SHARE INFORMATION

Changes in shares outstanding during the years ended July 31, 2002 and 2001 were as follows:

                                                                         2002                          2001
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              ----------    ------------    ----------    ------------
Sold:
  Class A                                                      2,661,969    $ 17,458,935     6,477,466    $ 54,810,413
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      2,291,050      15,207,483     4,623,941      39,963,991
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        481,703       3,206,608     1,384,625      11,889,127
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        443,285       2,887,864       493,470       4,091,463
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        443,159       2,888,198       486,103       4,041,879
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        119,674         779,737       110,395         907,749
======================================================================================================================
Reacquired:
  Class A                                                     (3,887,112)    (25,165,465)   (6,358,919)    (52,700,664)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (3,406,690)    (21,823,679)   (3,554,516)    (29,868,097)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (784,542)     (5,100,867)     (745,734)     (6,164,570)
======================================================================================================================
                                                              (1,637,504)   $ (9,661,186)    2,916,831    $ 26,971,291
______________________________________________________________________________________________________________________
======================================================================================================================

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                       CLASS A
                                                              ----------------------------------------------------------
                                                                                                    SEPTEMBER 30, 1998
                                                                                                     (DATE OPERATIONS
                                                                      YEAR ENDED JULY 31,              COMMENCED) TO
                                                              ------------------------------------        JULY 31,
                                                                 2002            2001       2000            1999
                                                              --------------    -------    -------    ------------------
Net asset value, beginning of period                             $  7.31        $ 10.02    $ 11.25         $ 10.00
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.67(a)        0.97       1.12            0.90
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (1.85)         (2.65)     (1.00)           1.26
========================================================================================================================
    Total from investment operations                               (1.18)         (1.68)      0.12            2.16
========================================================================================================================
Less distributions:
  Dividends from net investment income                             (0.70)         (0.98)     (1.12)          (0.90)
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                               --             --      (0.23)          (0.01)
------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment income                    --          (0.02)        --              --
------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                (0.02)         (0.03)        --              --
========================================================================================================================
    Total distributions                                            (0.72)         (1.03)     (1.35)          (0.91)
========================================================================================================================
Net asset value, end of period                                   $  5.41        $  7.31    $ 10.02         $ 11.25
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                   (17.36)%       (17.54)%     0.77%          22.39%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $31,443        $48,214    $59,932         $34,992
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.30%(c)       1.02%      1.00%           1.00%(d)
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               1.30%(c)       1.19%      1.25%           1.58%(d)
========================================================================================================================
Ratio of net investment income to average net assets               10.31%(a)(c)   11.45%     10.51%           9.74%(d)
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                               71%            73%        94%            223%
________________________________________________________________________________________________________________________
========================================================================================================================

(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investments Companies and began amortizing premium on debt securities. Had the fund not amortized premiums on debt securities, the net investment income per share would have remained the same, and the ratio of net investment income to average net assets would have been 10.36%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $41,316,101.
(d)  Annualized.


                                                                                       CLASS B
                                                              ---------------------------------------------------------
                                                                                                     NOVEMBER 20, 1998
                                                                                                        (DATE SALES
                                                                      YEAR ENDED JULY 31,              COMMENCED) TO
                                                              ------------------------------------        JULY 31,
                                                                 2002            2001       2000            1999
                                                              ----------        -------    -------   ------------------
Net asset value, beginning of period                             $  7.31        $ 10.00    $ 11.23         $ 10.59
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.62(a)        0.91       1.03            0.68
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (1.85)         (2.65)     (1.00)           0.65
=======================================================================================================================
    Total from investment operations                               (1.23)         (1.74)      0.03            1.33
=======================================================================================================================
Less distributions:
  Dividends from net investment income                             (0.65)         (0.90)     (1.03)          (0.68)
-----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                               --             --      (0.23)          (0.01)
-----------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment income                    --          (0.02)        --              --
-----------------------------------------------------------------------------------------------------------------------
  Return of capital                                                (0.02)         (0.03)        --              --
=======================================================================================================================
    Total distributions                                            (0.67)         (0.95)     (1.26)          (0.69)
=======================================================================================================================
Net asset value, end of period                                   $  5.41        $  7.31    $ 10.00         $ 11.23
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                   (18.03)%       (18.90)%    (0.03)%         13.03%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $41,105        $60,441    $67,140         $20,994
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  2.05%(c)       1.78%      1.75%           1.75%(d)
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               2.05%(c)       1.95%      2.00%           2.33%(d)
=======================================================================================================================
Ratio of net investment income to average net assets                9.56%(a)(c)   10.69%      9.76%           8.99%(d)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                               71%            73%        94%            223%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investments Companies and began amortizing premium on debt securities. Had the fund not amortized premiums on debt securities, the net investment income per share would have been $0.63 and the ratio of net investment income to average net assets would have been 9.61%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $54,312,406.
(d)  Annualized.


                                                                                       CLASS C
                                                              ---------------------------------------------------------
                                                                                                      NOVEMBER 20, 1998
                                                                                                        (DATE SALES
                                                                      YEAR ENDED JULY 31,              COMMENCED) TO
                                                              ------------------------------------        JULY 31,
                                                                 2002            2001       2000            1999
                                                              -----------       -------    -------    -----------------
Net asset value, beginning of period                             $  7.31        $ 10.00    $ 11.22         $10.59
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.62(a)        0.91       1.03           0.68
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (1.85)         (2.65)     (0.99)          0.64
=======================================================================================================================
    Total from investment operations                               (1.23)         (1.74)      0.04           1.32
=======================================================================================================================
Less distributions:
  Dividends from net investment income                             (0.65)         (0.90)     (1.03)         (0.68)
-----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                               --             --      (0.23)         (0.01)
-----------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment income                    --          (0.02)        --             --
-----------------------------------------------------------------------------------------------------------------------
  Return of capital                                                (0.02)         (0.03)        --             --
=======================================================================================================================
    Total distributions                                            (0.67)         (0.95)     (1.26)         (0.69)
=======================================================================================================================
Net asset value, end of period                                   $  5.41        $  7.31    $ 10.00         $11.22
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                   (18.03)%       (18.08)%     0.08%         12.93%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $ 9,269        $13,860    $11,471         $3,139
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  2.05%(c)       1.78%      1.75%          1.75%(d)
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               2.05%(c)       1.95%      2.00%          2.33%(d)
=======================================================================================================================
Ratio of net investment income to average net assets                9.56%(a)(c)   10.69%      9.76%          8.99%(d)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                               71%            73%        94%           223%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investments Companies and began amortizing premium on debt securities. Had the fund not amortized premiums on debt securities, the net investment income per share would have been $0.63 and the ratio of net investment income to average net assets would have been 9.61%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $12,156,570.
(d)  Annualized.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM High Yield Fund II
And Board of Trustees of AIM Investment Securities Funds:

We have audited the accompanying statement of assets and liabilities of AIM High Yield Fund II (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through July 31, 2000 were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM High Yield Fund II as of July 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP

Houston, Texas
September 10, 2002

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

As of December 31, 2001

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

---------------------------------------------------------------------------------------------------------------------------------
                             TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                OTHER DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND      AND/OR                                                               HELD BY TRUSTEE
POSITION(S) HELD WITH        OFFICER
THE TRUST                    SINCE
---------------------------------------------------------------------------------------------------------------------------------

INTERESTED PERSON

Robert H. Graham* - 1946      1988     Chairman, President and Chief Executive Officer, A I M     None
Trustee, Chairman and                  Management Group Inc. (financial services holding
President                              company); Chairman and President, A I M Advisors, Inc.
                                       (registered investment advisor); Director and Senior
                                       Vice President, A I M Capital Management, Inc.
                                       (registered investment advisor); Chairman, A I M
                                       Distributors, Inc. (registered broker dealer), A I M
                                       Fund Services, Inc. (registered transfer agent) and Fund
                                       Management Company (registered broker dealer); and
                                       Director and Vice Chairman, AMVESCAP PLC (parent of AIM
                                       and a global investment management firm)

INDEPENDENT TRUSTEES

Frank S. Bayley - 1939        2001     Of Counsel, law firm of Baker & McKenzie                   Badgley Funds, Inc. (registered
Trustee                                                                                           investment company)

Bruce L. Crockett - 1944      1992     Chairman, Crockett Technology Associates (technology       ACE Limited (insurance
Trustee                                consulting company)                                        company); and Captaris, Inc.
                                                                                                  (unified messaging provider)

Albert R. Dowden - 1941       2000     Chairman, Cortland Trust, Inc. (registered investment      None
Trustee                                company) and DHJ Media, Inc.; Director, Magellan
                                       Insurance Company; Member of Advisory Board of Rotary
                                       Power International (designer, manufacturer, and seller
                                       of rotary power engines); formerly, Director, President
                                       and CEO, Volvo Group North America, Inc.; and director
                                       of various affiliated Volvo companies

Edward K. Dunn, Jr. - 1935    1998     Formerly, Chairman, Mercantile Mortgage Corp.; Vice        None
Trustee                                Chairman, President and Chief Operating Officer,
                                       Mercantile-Safe Deposit & Trust Co.; and President,
                                       Mercantile Bankshares Corp.

Jack M. Fields - 1952         1997     Chief Executive Officer, Twenty First Century Group,       Administaff
Trustee                                Inc. (government affairs company)

Carl Frischling - 1937        1990     Partner, law firm of Kramer Levin Naftalis and Frankel     Cortland Trust, Inc.
Trustee                                LLP                                                        (registered investment company)

Prema Mathai-Davis - 1950     1998     Formerly, Chief Executive Officer, YWCA of the USA         None
Trustee

Lewis F. Pennock - 1942       1988     Partner, law firm of Pennock & Cooper                      None
Trustee

Ruth H. Quigley - 1935        2001     Retired                                                    None
Trustee

Louis S. Sklar - 1939         1990     Executive Vice President, Development and Operations,      None
Trustee                                Hines Interests Limited Partnership (real estate
                                       development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

--------------------------------------------------------------------------------

As of December 31, 2001

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-----------------------------------------------------------------------------------------------------------------------------
                         TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                OTHER DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND  AND/OR                                                               HELD BY TRUSTEE
POSITION(S) HELD WITH    OFFICER
THE TRUST                SINCE
-----------------------------------------------------------------------------------------------------------------------------

OTHER OFFICERS

Gary T. Crum - 1947       1991     Director and President, A I M Capital Management, Inc.;    N/A
Senior Vice President              Director and Executive Vice President, A I M Management
                                   Group Inc.; Director and Senior Vice President, A I M
                                   Advisors, Inc.; and Director, A I M Distributors, Inc.
                                   and AMVESCAP PLC

Carol F. Relihan - 1954   1988     Director, Senior Vice President, General Counsel and       N/A
Senior Vice President              Secretary, A I M Advisors, Inc. and A I M Management
and Secretary                      Group Inc.; Director, Vice President and General
                                   Counsel, Fund Management Company; and Vice President,
                                   A I M Fund Services, Inc., A I M Capital Management,
                                   Inc. and A I M Distributors, Inc.

Melville B. Cox - 1943    1992     Vice President and Chief Compliance Officer, A I M         N/A
Vice President                     Advisors, Inc. and A I M Capital Management, Inc.; and
                                   Vice President, A I M Fund Services, Inc.

Karen Dunn                1992     Senior Vice President, A I M Capital Management, Inc.;     N/A
Kelley - 1960                      Director and President, Fund Management Company; and
Vice President                     Vice President, A I M Advisors, Inc.

Dana R. Sutton - 1959     1988     Vice President and Fund Treasurer, A I M Advisors, Inc.    N/A
Vice President and
Treasurer

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
--------------------------------------------------------------------------------

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Ernst & Young LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               5 Houston Center
Houston, TX 77046               Suite 100                       Suite 100                       1401 McKinney, Suite 1200
                                Houston, TX 77046               Houston, TX 77046               Houston, TX 77010-2007

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       A I M Fund Services, Inc.       State Street Bank
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   and Trust Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103          New York, NY 10022                                              Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended July 31, 2002, 0.67% is eligible for the dividends received deduction for corporations.

                            EQUITY FUNDS                                            FIXED-INCOME FUNDS

    DOMESTIC EQUITY FUNDS                INTERNATIONAL/GLOBAL EQUITY FUNDS       TAXABLE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                             MORE AGGRESSIVE                    MORE AGGRESSIVE

AIM Emerging Growth                     AIM Developing Markets                  AIM High Yield II
AIM Small Cap Growth(1)                 AIM European Small Company              AIM High Yield
AIM Aggressive Growth                   AIM Asia Pacific Growth(2)              AIM Strategic Income
AIM Opportunities I(2,3)                AIM International Emerging Growth       AIM Income
AIM Mid Cap Growth                      AIM Global Aggressive Growth            AIM Global Income
AIM Dent Demographic Trends             AIM European Growth(2)                  AIM Total Return Bond
AIM Opportunities II(2,3)               AIM International Growth(2)             AIM Intermediate Government
AIM Constellation                       AIM Global Growth                       AIM Short Term Bond
AIM Large Cap Growth                    AIM Worldwide Spectrum                  AIM Floating Rate
AIM Weingarten                          AIM Global Trends                       AIM Limited Maturity Treasury
AIM Opportunities III(2,3)              AIM International Core Equity(2)        AIM Money Market
AIM Small Cap Equity
AIM Capital Development                           MORE CONSERVATIVE                  MORE CONSERVATIVE
AIM Mid Cap Core Equity(2)
AIM Select Equity                                SECTOR EQUITY FUNDS             TAX-FREE FIXED-INCOME FUNDS
AIM Premier Equity II(2)
AIM Premier Equity(2)                              MORE AGGRESSIVE                    MORE AGGRESSIVE
AIM Blue Chip
AIM Mid Cap Basic Value                 AIM New Technology                      AIM High Income Municipal
AIM Large Cap Core Equity               AIM Global Science and Technology(2)    AIM Municipal Bond
AIM Charter                             AIM Global Energy                       AIM Tax-Free Intermediate
AIM Basic Value                         AIM Global Financial Services           AIM Tax-Exempt Cash
AIM Large Cap Basic Value               AIM Global Health Care
AIM Balanced                            AIM Global Utilities                         MORE CONSERVATIVE
AIM Basic Balanced                      AIM Real Estate
                                                                                         [AIM LOGO]
    MORE CONSERVATIVE                             MORE CONSERVATIVE               --Registered Trademark--

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) On 3/18/02, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02:
AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective 10/1/02, the fund reopened to new investors. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after October 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages approximately $135 billion in assets for more than 9 million shareholders, including individual investors, corporate clients and financial institutions.*

     The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $364 billion in assets under management.*

*As of 6/30/02

A I M Distributors, Inc.                                               HYI2-AR-1

                 INVEST WITH DISCIPLINE--Registered Trademark--

                          ANNUAL REPORT / JULY 31, 2002

                                 AIM INCOME FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

================================================================================

                                 [COVER IMAGE]

                      THE BOAT AT GIVERNY BY CLAUDE MONET

              IN MONET'S CAPTIVATING PAINTING, THREE WOMEN GENTLY

                   GUIDE A SMALL BOAT OVER A TRANQUIL BODY OF

             WATER. SIMILARLY, AIM INCOME FUND RELIES PRIMARILY ON

                 THREE ASSET CLASSES--DOMESTIC INVESTMENT-GRADE

                      BONDS, HIGH-YIELD BONDS AND FOREIGN

                BONDS--TO STEER IT TO ITS FINANCIAL DESTINATION.

================================================================================

AIM Income Fund seeks a high level of current income consistent with reasonable concern for safety of principal. It invests primarily in fixed-rate corporate debt and government obligations,

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Income Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B, Class C and Class R shares will differ due to different sales charge structures and class expenses.

o   Class R shares are generally only available to retirement plans such as section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and IRA rollovers from such plans if an AIM Fund was offered.

o The 30-day yield is calculated using a formula defined by the Securities and Exchange Commission (SEC). The formula is based on the portfolio's potential earnings from dividends, interest and yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses, calculated at maximum offering price, and annualized.

o The fund's 30-day distribution rate reflects its most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end maximum offering price. The fund's distribution rate and 30-day yield will differ.

o U.S. Treasury securities such as bills, notes and bonds offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value and yield will vary with market conditions.

o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

o The fund invests a portion of its assets in higher-yielding, lower-rated corporate bonds, commonly known as junk bonds, which have a greater risk of price fluctuation and loss of principal and income than do U.S. government securities (such as U.S. Treasury bills and bonds, the repayment of principal and interest of which is guaranteed by the government if held to maturity).

o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities) is compiled by Lehman Brothers, a well-known global investment bank.

o The unmanaged Lehman High Yield Index, which represents the performance of non-investment-grade debt securities, is compiled by Lehman Brothers, a well-known global investment bank.

o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           During the fiscal year ended July 31, 2002, our nation and
ROBERT H.           markets endured the effects of terrorism and war, an
GRAHAM]             economic downturn, and the worst bear market for equities in almost 60 years.

                        Yet another distressing challenge for us as investors
                    has been coping with reports of accounting irregularities at a few high-profile, publicly traded companies. These reports have damaged confidence in corporate governance and financial reporting--confidence that is essential to the efficient functioning of financial markets. Some investors have withdrawn from the stock market, and as a result, assets in money market funds and other fixed-income instruments have risen substantially.

                        It is worth noting that, despite extensive media coverage of these stories, the number of firms involved is very small considering that there are about 17,000 publicly traded companies in the United States. In addition, our public and private institutions are already adopting policies designed to improve the accuracy of financial reports. We strongly support these legislative and regulatory changes that seek to improve accurate financial disclosure and sounder business ethics.

    Among such efforts are those of the New York Stock Exchange, which has established new standards governing companies listed there. These standards increase the authority of and tighten the definition of independent directors; they raise qualification requirements for audit committee members and grant them sole authority for hiring auditors. In addition, the vast majority of affected companies complied with a new Securities and Exchange Commission requirement that senior officers of firms attest to the accuracy of their financial statements. As companies, accountants, and regulators focus on improving standards in this area, I am certain that our markets, and investors' trust in them, will strengthen.

DIVERSIFICATION AGAIN PROVES ITS WORTH

As declining investor confidence took its toll on the equity markets, the value of portfolio diversification once more became clear. Domestic equities, represented by the S&P 500 Index, produced total return of -23.62% for the fiscal year covered by this report. By contrast, fixed-income investments, with the exception of high-yield bonds, did well. The Lehman Aggregate Bond Index of investment-grade domestic bonds returned 7.53% for the year. Because high-yield bonds tend to behave more like equities than like other fixed-income securities, they produced negative results, with the Lehman High Yield Index returning -9.15% for the fiscal year.

    As always, but especially when markets are volatile, we encourage you to see your financial advisor for a fresh look at your portfolio. The value of many securities has changed significantly in the recent past, and the outperformance of fixed-income securities over equities may have significantly altered the character of your portfolio. Take this opportunity to re-examine your investment goals and make sure your portfolio still suits your objectives, time horizon, and risk tolerance.

YOUR FUND MANAGERS COMMENT

In the following pages your fund managers discuss factors that influenced your fund and how they managed the fund during the fiscal year covered by this report. We hope you find their discussion informative.

    AIM Income Fund delivered solid current income; as of July 31, 2002, the fund's 30-day distribution rate at maximum offering price was 6.64% for Class A shares. But investors' risk aversion affected the high-yield portion of its portfolio, pulling down the total return of the fund's Class A shares to -4.05% at net asset value for the fiscal year.

    You can find timely information about your fund and the markets on our Web site, www.aimfunds.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. I look forward to our next report to you in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman

FUND PROVIDES SHAREHOLDERS WITH SOLID CURRENT INCOME

HOW DID AIM INCOME FUND PERFORM DURING THE FISCAL YEAR?

High-quality bonds were the market's favorites for most of the year as investors sought safety from the turbulence in stock markets. AIM Income Fund continued to provide solid current income to its shareholders. As of July 31, 2002, the fund's 30-day distribution rate at maximum offering price was 6.64% for Class A shares, 6.18% for Class B shares, 6.19% for Class C shares, and 6.68% for the new Class R shares (available only through certain retirement programs). Its 30-day yield was 6.58% for Class A shares, 6.13% for Class B and Class C shares, and 6.72% for Class R shares.

    The fund's total returns for the year ended July 31, 2002 (excluding sales charges) were -4.05% for Class A shares, -4.76% for Class B and Class C shares, and -4.29% for Class R shares. These results reflect the mixed impact of the fund's Treasuries and other investment-grade holdings, which performed well, and its high-yield holdings, which disappointed, as they typically do during times of investor risk aversion. The difference is illustrated by the period's 7.53% return for the Lehman Aggregate Bond Index, which contains only domestic investment-grade bonds, compared with the -9.15% return for the Lehman High Yield Index.

WHAT WERE THE YEAR'S ECONOMIC TRENDS?

As the fiscal year began, investors had been flocking to bonds as stock prices slumped due to the economic slowdown. The Federal Reserve Board (the Fed) cut short-term interest rates 11 times in 2001 to stimulate the economy, which was in recession during the first three quarters of the year. The cuts increased bond values, which typically move inversely to interest rates. From December through the end of the fund's fiscal year, the target federal funds rate remained unchanged at 1.75%, a four-decade low.

    U.S. gross domestic product (GDP) grew at a vigorous 5.0% annualized rate in the first quarter of 2002. When the growth rate dropped to 1.1% in the second quarter, some economists were concerned a "double-dip recession" could occur. There was concern that a "reverse wealth effect" caused by falling stock prices could lead consumers to cut their spending--the economy's greatest source of strength--and short-circuit the rebound. But sales were kept strong by purchases of homes and cars, supported by low interest rates for mortgage and auto loans.

WHAT BOND-MARKET TRENDS WERE SIGNIFICANT?

Their confidence shaken by allegations of corporate wrongdoing, many investors fled stocks and sought lower risk in high-quality bonds. The best returns came from Treasuries, federal agency bonds and mortgage pass-through securities. Corporate bonds lagged, and the yield spread between corporates and Treasuries widened to cover the increase in perceived risk arising from a weak economic environment and suspicions of corporate accounting fraud. A notable rush into investment-grade bonds occurred in July 2002, as the stock market again dropped sharply.

HOW DID YOU MANAGE THE FUND?

We kept our focus on the fund's primary objective of dependable current income consistent with a reasonable concern for the safety of principal. We maintained our strategy of holding approximately 80% of assets in investment-grade bonds for stability and about 20% in high-yield bonds for an income boost, diversifying holdings among sectors to diminish risk.

    Since our last report we significantly increased our holdings in financial institutions and decreased the amount in industrials; changes in other sectors were moderate. As of July 31, 2002, the fund's average credit quality was A (up from its usual BBB).

FUND PROVIDES
ATTRACTIVE INCOME

30-DAY YIELD
As of 7/31/02

================================================================================

FUND CLASS A SHARES             6.58%

10-YEAR U.S. TREASURY           4.46%

Source: Lehman Bros.

================================================================================

PORTFOLIO COMPOSITION
As of 7/31/02, based on total net assets

====================================================================================================================================
TOP 10 ISSUERS                                    TOP 10 INDUSTRIES                                  PORTFOLIO COMPOSITION BY SECTOR
                                                                                                          [PIE CHART]
------------------------------------------------------------------------------------------------------------------------------------
 1. CSC Holdings Inc.                       2.5%   1. Electric Utilities                     12.1%   DOMESTIC GOVERNMENT
 2. News America Holdings, Inc.             2.4    2. Diversified Financial Services         10.0    SECURITIES                 5.5%
 3. Niagara Mohawk Power Corp.              2.2    3. Broadcasting & Cable TV                 9.9
 4. Citigroup Inc.                          1.9    4. Banks                                   7.1    CASH & OTHER               4.8%
 5. Germany (Federal Republic of)           1.9    5. Oil & Gas Exploration & Production      5.4
 6. Waste Management, Inc.                  1.9    6. Sovereign Debt                          4.2    INTERNATIONAL CORPORATE
 7. Cleveland Electric Illuminating Co.     1.9    7. Airlines                                3.4    BONDS & NOTES             15.8%
 8. Federal National Mortgage Association          8. Federal National Mortgage Association
    (FNMA), Unsec. Sub. Notes               1.8       (FNMA)                                  3.4    DOMESTIC CORPORATE
 9. NiSource Finance Corp.                  1.8    9. Oil & Gas Refining, Marketing &                BONDS & NOTES             73.9%
10. Ford Motor Credit Co.                   1.7       Transportation                          3.1
                                                  10. Consumer Finance                        2.7

TOTAL NET ASSETS: $536.5 MILLION    TOTAL NUMBER OF HOLDINGS: 252

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
====================================================================================================================================

WHAT PARTS OF THE PORTFOLIO ENHANCED OR DETRACTED FROM THE FUND'S PERFORMANCE?

We found that regional banks such as Bank United, First Union, and USBancorp performed well and appear to have good prospects. Most life insurance holdings benefited the fund, and we think some are likely to see better rate structures and improving margins. Performance was uneven among holdings in energy, where some firms did well while others had significant problems. In the auto-finance industry, yields widened substantially even for large firms with strong track records such as Ford Motor Credit and GMAC. Among electric utilities, Niagara Mohawk Power performed satisfactorily and we believe it has prospects for improving credit quality.

    High-yield bonds were volatile. They performed well during the fourth quarter of 2001 as well as during January, March and April of 2002, but declined significantly for the fiscal year as a whole. The heaviest losses were concentrated in a few industry sectors, such as telecommunications and cable television, but risk-specific losses occurred broadly.

    During much of the fiscal year international holdings outperformed their domestic cousins, due partly to the dollar's weakness since February. Securities denominated in other currencies, such as German and British sovereign debt and euro-denominated corporate bonds, did well.

WHAT WERE CONDITIONS LIKE AT THE END OF THE FUND'S FISCAL YEAR?

Various economic measures were giving conflicting signals. Productivity grew in the second quarter, a good sign for business, but manufacturing growth slowed. The Conference Board's Consumer Confidence Index, considered an indicator of future spending patterns, declined in June and fell sharply in July--yet July retail sales grew 1.2%. The June unemployment rate of 5.9% was unchanged in July. Consumer spending may depend heavily on individuals' perceptions of whether their own jobs are secure.

    Similarly, people's willingness to invest may depend on their perceptions of the safety of principal. In light of the strong new legislation on corporate governance that was enacted during the period, business practices and the quality and reliability of financial statements appear likely to improve considerably. It may take some time for investors to regain trust, and meanwhile, volatility could remain high. As of the end of the fiscal year, investors remained extremely sensitive to every item of news, good or bad, with stock and bond markets veering sharply in response to the resulting waves of buying and selling.

PORTFOLIO MANAGEMENT TEAM

Robert G. Alley
Jan H. Friedli
Carolyn L. Gibbs

          See important fund and index disclosures inside front cover.

YOUR FUND'S LONG-TERM PERFORMANCE

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 7/31/02, including sales charges

CLASS A SHARES
 10 Years                 4.40%
  5 Years                -0.04
  1 Year                 -8.55

CLASS B SHARES
 Inception (9/7/93)       2.73%
  5 Years                -0.12
  1 Year                 -9.25

CLASS C SHARES
 Inception (8/4/97)       0.36%
  1 Year                 -5.66

CLASS R SHARES*
 10 Years                 4.65%
  5 Years                 0.68
  1 Year                 -4.29

================================================================================

Past performance cannot guarantee comparable future results. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

*Class R shares were first offered on June 3, 2002. Returns prior to that date are hypothetical results based on Class A share returns at net asset value, adjusted to reflect additional Class R 12b-1 fees (The inception date of Class A shares is 5/3/68). Class R share returns do not include a 0.75% contingent deferred sales charge (CDSC) that may be imposed on a total redemption of retirement plan assets within the first year.

In addition to returns as of the close of the fiscal year, industry regulations require us to provide the fund's average annual total returns (including sales charges) for the periods ended 6/30/02, the most recent calendar quarter-end, which were as follows. Class A shares, ten years, 5.06%; five years, 1.25%; one year, -3.71%. Class B shares, inception (9/7/93), 3.10%; five years, 1.17%; one year, -4.24%. Class C shares, inception (8/4/97), 0.94%; one year, -0.60%. Class R shares, ten years, 5.32%; five years, 1.98%; one year, 0.86%.

================================================================================

RESULTS OF A $10,000 INVESTMENT
7/31/92-7/31/02

                                  [HYPO CHART]

AIM INCOME FUND-                LEHMAN AGGREGATE
CLASS A SHARES                  BOND INDEX

7/92    $ 9525                  7/92    $10000
          9440                           10086
          9873                           10445
         10335                           10747
7/93     10795                  7/93     11018
         11272                           11283
         11404                           11399
         10312                           10837
7/94     10286                  7/94     11027
         10328                           10868
         10362                           11136
         11055                           11630
7/95     11627                  7/95     12142
         12245                           12569
         12678                           13023
         12320                           12636
7/96     12539                  7/96     12814
         13261                           13304
         13662                           13448
         13716                           13531
7/97     14690                  7/97     14194
         15002                           14488
         15575                           14889
         15824                           15007
7/98     16003                  7/98     15310
         15607                           15840
         16350                           16091
         16195                           15948
7/99     15699                  7/99     15691
         15514                           15924
         15550                           15793
         15292                           16148
7/00     15353                  7/00     16626
         15259                           17085
         15874                           17976
         15587                           18148
7/01     16031                  7/01     18736
         16313                           19572
         16080                           19335
         15980                           19569
7/02     15379                  7/02     20146

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

================================================================================

This chart compares AIM Income Fund's Class A shares to its benchmark index. It is intended to give you an idea of how your fund performed compared to that index over the period 7/31/92-7/31/02.

    It is important to understand the differences between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the Lehman Aggregate Bond Index is unmanaged, and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect the return on your investment.

    Your fund's total return includes sales charges, expenses and management fees. Performance of the fund's Class A, Class B, Class C and Class R shares will differ due to different sales charge structures and class expenses. For fund performance calculations and descriptions of the indexes cited on this page, please see the inside front cover.

    Performance shown in the chart and table does not reflect taxes a shareholder would pay on fund distributions or on redemption of fund shares. Performance for the indexes does not reflect the effects of taxes either.

CALENDAR YEAR TOTAL RETURNS (%)

================================================================================

                                                        CLASS A SHARES
                                                        EXCLULDING SALES CHARGES

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
7.28    15.38   -7.65   22.77   8.58    11.92   4.94    -2.92   -1.14   3.58

================================================================================

WHAT DO BOND RATINGS MEAN?

The preceding discussion of your fund's performance mentions the quality of the bonds in the fund's portfolio. Just what are bond quality ratings?

    Two well-known rating agencies, Moody's and Standard & Poor's (S&P), assign ratings to bond issues. The chart shows a summary of the definitions of these ratings.

HOW BONDS ARE RATED

    Bond ratings are essentially based on the issuer's risk of default (nonpayment of principal and/or interest) on the bond. How does a bond rating come about? Say a company wants to raise $5 million for expansion by issuing a five-year bond, meaning that in five years, the company will repay $5 million plus interest to the investor(s) in the bond issue. The company, or issuer, pays a fee to have its bond rated by a qualified rating agency.

    The selected rating agency sends representatives to the company to meet with management and evaluate the company's short- and long-term risk profile--the company's ability and willingness to pay the principal and interest of the bond issue at its maturity, in this case five years. Other rating factors include:

o   the make-up and terms of the particular issue;

o   the level and predictability of the issuer's cash flow;

o how well-protected the issue is in the event of bankruptcy, reorganization or other arrangement;

o possible adverse economic conditions, both in general and in the company's sector; and currency risk in the case of foreign issues.

After considering these and other factors deemed necessary by agency representatives, the rating agency assigns a rating, such as "A," to the issue. The rating is made public before the issue is offered to investors so they know the relative quality of the bond. Investors can

================================================================================

MOODY'S                            DEFINITION                               S&P

--------------------------------------------------------------------------------

                                INVESTMENT-GRADE


Aaa     Bonds of the highest quality, with the lowest degree of long-term   AAA
        investment risk. Issuers' ability to repay is very high.

Aa      Bonds of high quality with slightly greater long-term investment    AA
        risk.

A       Bonds with favorable investment attributes but elements making       A
        them more susceptible to adversity.

Baa     Medium-grade bonds that are currently secure but possibly           BBB
        unreliable over the long term.

                              NON-INVESTMENT-GRADE
                              (High Yield or Junk)

Ba      Bonds with speculative elements that make them not                  BB
        well-safeguarded and uncertain.

B       Bonds with low long-term assurance of payment.                       B

Caa     Bonds of poor standing or in danger of default.                     CCC

Ca      Bonds of highly speculative quality that are often in default.      CC

C       Lowest-rated bonds with poor prospects of ever being upgraded to     C
        investment standing.

-       Bonds in default. Issuer cannot repay.                               D

================================================================================
then decide for themselves if they wish to invest in a particular bond issue.

WHAT BOND RATINGS MEAN

Although the rating systems of the two agencies differ slightly, their hierarchy is essentially the same: the highest-rated bonds, Aaa for Moody's and AAA for S&P, are those which show the best capacity for repayment of the principal (face value) plus interest to the bondholder. These high-rated bonds have a lower return because they are a lower-risk investment. In other words, rating and risk/return move inversely for bonds--the lower the rating, the higher the potential risk and return, and vice versa. So although investment-grade bonds such as U.S. Treasury issues are some of the safest investments around, more speculative junk bonds can yield significantly higher returns if an investor can tolerate the risk.

    Moody's and S&P sometimes use modifiers with their standard ratings. Moody's may add a 1, 2 or 3 to a rating (e.g., Aa2), with a 1 denoting an issue ranking in the higher end of its category, a 2 denoting a mid-range ranking and a 3 denoting a lower-end ranking. Similarly, S&P may add a plus (+) or minus (-) to show an issue's relative standing within a category (e.g., B+).

    Once assigned, bond ratings are not often altered. However, if major changes occur in an issuer's short- or long-term credit outlook, a rating agency may review the rating for possible modification. Contributing factors may include shifts in industry demand, new technologies, government intervention, regulatory changes or changes in macroeconomic variables such as oil prices. Events such as these are weighed to determine how much they will affect the issuer's operations and direction.

UNRATED BONDS

What about unrated bonds? The fact that a bond is unrated does not make it a "bad" bond. Some organizations simply choose not to pay to have their bonds rated. Often the issuer of an unrated bond is a small entity such as a town or district that does not have extra money to pay for a rating. In those cases, independent research is necessary on the part of the investor to put together a risk profile of the issuer.

================================================================================

WHAT TYPES OF BONDS DOES YOUR FUND OWN?

Photograph of bonds and check and pen.

Your fund's prospectus and statement of additional information discuss in more detail the types of bonds contained in your fund's portfolio and the risk factors that may be associated with these securities. Your financial advisor is the best person to contact if you have any questions about investing in bonds or in a bond fund.

================================================================================

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JULY 31, 2002

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
U.S. DOLLAR DENOMINATED BONDS & NOTES-77.38%

ADVERTISING-0.68%

Interpublic Group of Cos., Inc. (The), Unsec.
  Sub. Conv. Disc. Notes, 1.87%, 06/01/06(a)   $ 4,900,000    $  3,662,750
==========================================================================

AEROSPACE & DEFENSE-0.74%

Dunlop Standard Aerospace Holdings PLC
  (United Kingdom), Sr. Unsec. Sub. Yankee
  Notes, 11.88%, 05/15/09                        2,100,000       2,194,500
--------------------------------------------------------------------------
Raytheon Co., Notes, 6.75%, 08/15/07             1,700,000       1,799,875
==========================================================================
                                                                 3,994,375
==========================================================================

ALUMINUM-0.13%

Jorgensen (Earle M.) Co., Sr. Sec. Notes,
  9.75%, 06/01/12(b)                               700,000         689,500
==========================================================================

APPAREL RETAIL-0.42%

Big 5 Corp.-Series B, Sr. Unsec. Notes,
  10.88%, 11/15/07                               1,625,000       1,722,500
--------------------------------------------------------------------------
Gap, Inc. (The), Unsec. Notes, 9.90%,
  12/15/05                                         565,000         556,525
==========================================================================
                                                                 2,279,025
==========================================================================

AUTO PARTS & EQUIPMENT-0.00%

Key Plastics Holdings, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 10.25%,
  03/15/07(c)(d)                                 1,325,000             132
==========================================================================

AUTOMOBILE MANUFACTURERS-1.03%

Ford Holdings, Inc., Unsec. Gtd. Unsub. Deb.,
  9.30%, 03/01/30                                1,200,000       1,251,360
--------------------------------------------------------------------------
General Motors Corp., Putable Deb., 8.80%,
  03/01/21                                       4,000,000       4,273,720
==========================================================================
                                                                 5,525,080
==========================================================================

BANKS-6.48%

African Development Bank (Luxembourg), Sr.
  Unsec. Unsub. Yankee Notes, 3.25%, 07/29/05    1,700,000       1,683,816
--------------------------------------------------------------------------
Bank United-Series A, Medium Term Notes,
  8.00%, 03/15/09                                2,500,000       2,750,325
--------------------------------------------------------------------------
BB&T Corp., RAPS Sub. Notes, 6.38%, 06/30/05     1,930,000       2,050,548
--------------------------------------------------------------------------
Dresdner Funding Trust I, Notes, 8.15%,
  06/30/31 (Acquired 05/09/02; Cost
  $3,182,910)(e)                                 3,000,000       3,322,140
--------------------------------------------------------------------------
European Investment Bank (Luxembourg), Yankee
  Notes, 4.63%, 03/01/07                         2,500,000       2,580,500
--------------------------------------------------------------------------
Huntington National Bank, Sub. Notes, 6.60%,
  06/15/18                                       1,000,000         950,150
--------------------------------------------------------------------------
KeyBank N.A., Sr. Notes, 4.10%, 06/30/05         1,600,000       1,619,312
--------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
BANKS-(CONTINUED)

Regions Financial Corp., Putable Sub. Notes,
  7.75%, 09/15/04                              $ 3,650,000    $  3,918,822
--------------------------------------------------------------------------
St. Paul Bancorp, Inc., Sr. Unsec. Unsub.
  Notes, 7.13%, 02/15/04                         1,500,000       1,575,105
--------------------------------------------------------------------------
SunTrust Banks, Inc., Sr. Unsec. Putable Deb.
  6.00%, 01/15/08                                1,750,000       1,781,167
--------------------------------------------------------------------------
U.S. Bank N.A., Sub. Notes, 6.30%, 02/04/14      3,000,000       3,165,000
--------------------------------------------------------------------------
Wachovia Corp., Unsec. Putable Sub. Deb.,
  6.55%, 10/15/05                                  660,000         709,289
--------------------------------------------------------------------------
  7.50%, 04/15/05                                5,000,000       5,403,550
--------------------------------------------------------------------------
Washington Mutual, Inc., Jr. Unsec. Sub.
  Notes, 8.25%, 04/01/10                         2,500,000       2,831,650
--------------------------------------------------------------------------
Western Financial Bank, Unsec. Sub. Deb.,
  9.63%, 05/15/12                                  430,000         419,250
==========================================================================
                                                                34,760,624
==========================================================================

BREWERS-0.32%

Anheuser-Busch Cos., Inc., Sr. Unsec. Deb.,
  6.50%, 02/01/43                                1,705,000       1,744,795
==========================================================================

BROADCASTING & CABLE TV-9.05%

Adelphia Communications Corp., Sr. Unsec.
  Notes, 10.88%, 10/01/10(c)                     2,350,000         763,750
--------------------------------------------------------------------------
British Sky Broadcasting Group PLC (United
  Kingdom),
  Sr. Unsec. Gtd. Yankee Notes, 8.20%,
  07/15/09                                       3,000,000       2,831,940
--------------------------------------------------------------------------
  Unsec. Gtd. Yankee Notes, 7.30%, 10/15/06      3,000,000       2,894,010
--------------------------------------------------------------------------
Charter Communications Holdings, LLC/ Charter
  Communications Holdings Capital Corp., Sr.
  Unsec. Sub. Notes,
  9.63%, 11/15/09                                1,770,000       1,123,950
--------------------------------------------------------------------------
  10.75%, 10/01/09                               1,965,000       1,267,425
--------------------------------------------------------------------------
  11.13%, 01/15/11                               1,020,000         678,300
--------------------------------------------------------------------------
Comcast UK Cable Partners Ltd. (Bermuda), Sr.
  Unsec. Yankee Disc. Deb., 11.20%, 11/15/07       500,000         442,500
--------------------------------------------------------------------------
Cox Communications, Inc., Sr. Unsec. RAPS
  Floating Rate Notes, 2.62%, 11/07/02           2,100,000       2,105,271
--------------------------------------------------------------------------
CSC Holdings Inc.,
  Sr. Unsec. Deb.,
  7.63%, 07/15/18                                3,250,000       2,307,500
--------------------------------------------------------------------------
  7.88%, 02/15/18                                1,000,000         720,000
--------------------------------------------------------------------------
  Sr. Unsec. Notes,
  7.25%, 07/15/08                                6,230,000       4,952,850
--------------------------------------------------------------------------
  7.88%, 12/15/07                                6,680,000       5,477,600
--------------------------------------------------------------------------
Fox Family Worldwide, Inc., Sr. Unsec. Disc.
  Notes, 10.25%, 11/01/07(a)                       565,544         598,062
--------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
BROADCASTING & CABLE TV-(CONTINUED)

Knology Holdings, Inc., Sr. Unsub. Disc.
  Notes, 11.88%, 10/15/07(a)                   $ 1,915,000    $    569,712
--------------------------------------------------------------------------
Lenfest Communications, Inc., Sr. Unsec. Sub.
  Notes, 8.25%, 02/15/08                         5,000,000       4,724,050
--------------------------------------------------------------------------
Shaw Communications Inc. (Canada), Sr. Unsec.
  Unsub. Yankee Notes, 8.25%, 04/11/10           1,250,000       1,244,162
--------------------------------------------------------------------------
TCI Communications, Inc., Sr. Unsec. Deb.,
  8.75%, 08/01/15                                4,750,000       4,047,997
--------------------------------------------------------------------------
  7.88%, 02/15/26                                1,100,000         868,989
--------------------------------------------------------------------------
Time Warner Inc.,
  Sr. Unsec. Gtd. Deb.,
  6.88%, 06/15/18                                1,200,000         829,440
--------------------------------------------------------------------------
  7.57%, 02/01/24                                2,000,000       1,464,500
--------------------------------------------------------------------------
  Unsec. Deb., 9.15%, 02/01/23                   5,800,000       4,993,742
--------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 06/15/05                  1,200,000       1,072,728
--------------------------------------------------------------------------
Turner Broadcasting System, Inc.-Class A, Sr.
  Notes, 8.38%, 07/01/13                         3,300,000       2,554,926
==========================================================================
                                                                48,533,404
==========================================================================

BUILDING PRODUCTS-0.30%

MMI Products, Inc.-Series B, Sr. Unsec. Sub.
  Notes, 11.25%, 04/15/07                        1,600,000       1,600,000
==========================================================================

CASINOS & GAMBLING-0.96%

Ameristar Casinos, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 10.75%, 02/15/09                          460,000         494,500
--------------------------------------------------------------------------
Boyd Gaming Corp., Sr. Unsec. Sub. Notes,
  8.75%, 04/15/12                                1,175,000       1,195,562
--------------------------------------------------------------------------
Hollywood Casino Corp.-Class A, Sr. Sec. Gtd.
  Notes, 11.25%, 05/01/07                        1,200,000       1,296,000
--------------------------------------------------------------------------
Mohegan Tribal Gaming Authority, Sr. Unsec.
  Gtd. Sub. Notes, 8.00%, 04/01/12               1,500,000       1,500,000
--------------------------------------------------------------------------
Park Place Entertainment Corp., Sr. Unsec.
  Notes, 7.50%, 09/01/09                           665,000         650,037
==========================================================================
                                                                 5,136,099
==========================================================================

COMPUTER HARDWARE-0.31%

Candescent Technologies Corp., Sr. Conv.
  Unsec. Gtd. Sub. Deb., 8.00%, 05/01/03
  (Acquired 04/20/98; Cost
  $2,000,000)(c)(d)(e)                           2,000,000         106,000
--------------------------------------------------------------------------
IBM Corp., Deb., 8.38%, 11/01/19                 1,350,000       1,543,792
==========================================================================
                                                                 1,649,792
==========================================================================

CONSTRUCTION & ENGINEERING-0.66%

Shaw Group Inc. (The), Sr. Unsec. Conv.
  Putable LYONS, 3.31%, 05/01/06(f)              6,500,000       3,534,375
==========================================================================

CONSUMER FINANCE-2.71%

CitiFinancial Credit Co.,
  Putable Notes, 6.63%, 06/01/15                 2,800,000       2,979,284
--------------------------------------------------------------------------
  Unsec. Notes, 6.75%, 07/01/07                  1,000,000       1,103,850
--------------------------------------------------------------------------
  Unsec. Putable Notes, 7.88%, 02/01/05          1,400,000       1,575,420
--------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
CONSUMER FINANCE-(CONTINUED)

Ford Motor Credit Co.,
  Notes, 7.88%, 06/15/10                       $ 2,000,000    $  2,056,300
--------------------------------------------------------------------------
  Unsec. Notes,
  2.08%, 03/17/03                                1,500,000       1,487,723
--------------------------------------------------------------------------
  6.50%, 01/25/07                                1,000,000         994,610
--------------------------------------------------------------------------
  6.88%, 02/01/06                                  900,000         909,351
--------------------------------------------------------------------------
  7.38%, 10/28/09                                3,400,000       3,414,994
==========================================================================
                                                                14,521,532
==========================================================================

DISTRIBUTORS-0.65%

Ferrellgas Partners, L.P.,-Series B, Sr. Sec.
  Gtd. Notes, 9.38%, 06/15/06                    3,385,000       3,490,781
==========================================================================

DIVERSIFIED CHEMICALS-0.12%

Equistar Chemicals LP/Equistar Funding Corp.,
  Sr. Unsec. Gtd. Notes, 10.13%, 09/01/08          680,000         625,600
==========================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.15%

Tekni-Plex, Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 12.75%, 06/15/10                     790,000         793,950
==========================================================================

DIVERSIFIED FINANCIAL SERVICES-8.35%

Auburn Hills Trust, Unsec. Gtd. Deb., 12.38%,
  05/01/20                                       2,500,000       3,546,750
--------------------------------------------------------------------------
Bombardier Capital Ltd. (Canada), Yankee
  Notes, 7.50%, 08/15/04 (Acquired 06/19/02;
  Cost $1,064,650)(e)                            1,000,000       1,054,620
--------------------------------------------------------------------------
CIT Group Inc. (The), Sr. Notes, 7.13%,
  10/15/04                                         600,000         603,372
--------------------------------------------------------------------------
Citigroup Capital II, Jr. Gtd. Sub. Bonds,
  7.75%, 12/01/36                                1,650,000       1,725,256
--------------------------------------------------------------------------
Citigroup Inc.,
  Sr. Unsec. Notes, 4.13%, 06/30/05              1,700,000       1,713,294
--------------------------------------------------------------------------
  Unsec. Sub. Notes, 6.63%, 06/15/32             9,000,000       8,653,680
--------------------------------------------------------------------------
Fidelity Investments, Bonds, 7.57%, 06/15/29
  (Acquired 04/10/01-05/01/02; Cost
  $4,177,488)(e)                                 3,975,000       4,287,038
--------------------------------------------------------------------------
General Electric Capital Corp.-Series A,
  Medium Term Notes, 5.00%, 06/15/07             1,000,000       1,024,180
--------------------------------------------------------------------------
General Motors Acceptance Corp.,
  Medium Term Notes, 5.25%, 05/16/05             1,700,000       1,719,533
--------------------------------------------------------------------------
  Unsec. Unsub. Notes, 6.13%, 02/01/07           1,000,000       1,009,100
--------------------------------------------------------------------------
Heller Financial, Inc., Unsec. Notes, 7.38%,
  11/01/09                                       1,500,000       1,652,280
--------------------------------------------------------------------------
John Hancock Global Funding II,
  Medium Term Notes, 6.50%, 03/01/11
  (Acquired 07/24/02; Cost $1,687,104)(e)        1,600,000       1,687,216
--------------------------------------------------------------------------
  Notes, 5.00%, 07/27/07 (Acquired 06/12/02;
  Cost $1,699,065)(e)                            1,700,000       1,737,128
--------------------------------------------------------------------------
Lehman Brothers Holdings Inc.-Series E,
  Medium Term Disc. Notes, 9.84%, 02/10/28(f)    8,700,000       1,189,116
--------------------------------------------------------------------------
NiSource Finance Corp., Sr. Unsec. Gtd.
  Notes, 5.75%, 04/15/03                         9,800,000       9,705,136
--------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Salomon Smith Barney Holdings Inc., Unsec.
  Notes, 7.13%, 10/01/06                       $ 3,225,000    $  3,496,481
==========================================================================
                                                                44,804,180
==========================================================================

DIVERSIFIED METALS & MINING-0.69%

Centaur Mining and Exploration Ltd.
  (Australia), Sr. Gtd. Yankee Notes, 11.00%,
  12/01/07(c)                                    1,720,000          21,500
--------------------------------------------------------------------------
Rio Algom Ltd. (Canada), Unsec. Yankee Deb.,
  7.05%, 11/01/05                                3,500,000       3,702,475
==========================================================================
                                                                 3,723,975
==========================================================================

ELECTRIC UTILITIES-11.17%

AES Corp. (The),
  Sr. Unsec. Notes,
  8.75%, 12/15/02                                5,425,000       3,906,000
--------------------------------------------------------------------------
  9.50%, 06/01/09                                1,275,000         529,125
--------------------------------------------------------------------------
  Unsec. Putable Unsub. ROARS Notes,
  7.38%, 06/15/03                                1,275,000         707,625
--------------------------------------------------------------------------
Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Yankee Notes, 8.50%,
  05/01/08                                       3,800,000       1,957,000
--------------------------------------------------------------------------
CILCORP, Inc., Sr. Unsec. Bonds, 9.38%,
  10/15/29                                       2,100,000       2,100,966
--------------------------------------------------------------------------
Cleveland Electric Illuminating Co. (The),
  First Mortgage Bonds, 6.86%, 10/01/08          1,700,000       1,788,400
--------------------------------------------------------------------------
  Series D, Sec. Notes, 7.88%, 11/01/17          8,000,000       8,188,080
--------------------------------------------------------------------------
CMS Energy Corp., Sr. Unsec. Unsub. Notes,
  8.90%, 07/15/08                                2,645,000       1,811,825
--------------------------------------------------------------------------
Cogentrix Energy, Inc., Sr. Unsec. Gtd.
  Notes, 8.75%, 10/15/08                         3,200,000       2,408,000
--------------------------------------------------------------------------
El Paso Electric Co.
  Series D, Sec. First Mortgage Bonds, 8.90%,
  02/01/06                                       3,000,000       3,321,840
--------------------------------------------------------------------------
  Series E, Sec. First Mortgage Bonds, 9.40%,
  05/01/11                                       3,000,000       3,274,200
--------------------------------------------------------------------------
Hydro-Quebec (Canada), Gtd. Yankee Bonds,
  9.40%, 02/01/21                                2,000,000       2,707,400
--------------------------------------------------------------------------
Kincaid Generation LLC, Sec. Bonds, 7.33%,
  06/15/20 (Acquired 04/30/98; Cost
  $1,887,026)(e)                                 1,882,377       1,788,070
--------------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Notes,
  13.50%, 07/15/08                               1,130,000         457,650
--------------------------------------------------------------------------
Niagara Mohawk Power Corp.,
  First Mortgage Notes, 7.75%, 05/15/06          4,300,000       4,748,705
--------------------------------------------------------------------------
  Series H, Sr. Unsec. Disc. Notes, 8.50%,
  07/01/10(a)                                    7,000,000       7,070,000
--------------------------------------------------------------------------
Public Service Company of New Mexico-
  Series A, Sr. Unsec. Notes, 7.10%, 08/01/05    1,200,000       1,260,384
--------------------------------------------------------------------------
RGS (I&M) Funding Corp.-Series F, Sec. Lease
  Obligation Bonds, 9.82%, 12/07/22              4,963,703       5,528,622
--------------------------------------------------------------------------
South Carolina Electric & Gas Co., First
  Mortgage Bonds, 9.00%, 07/15/06                1,550,000       1,796,977
--------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
ELECTRIC UTILITIES-(CONTINUED)

Texas-New Mexico Power Co., Sr. Sec. Notes,
  6.25%, 01/15/09                              $ 4,800,000    $  4,551,264
==========================================================================
                                                                59,902,133
==========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.08%

Fisher Scientific International Inc., Sr.
  Unsec. Sub. Notes, 8.13%, 05/01/12               430,000         427,850
==========================================================================

EMPLOYMENT SERVICES-0.10%

MSX International, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 11.38%, 01/15/08                          800,000         524,000
==========================================================================

ENVIRONMENTAL SERVICES-2.40%

Allied Waste North America Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 10.00%, 08/01/09         615,000         556,575
--------------------------------------------------------------------------
Browning-Ferris Industries, Inc., Deb.,
  9.25%, 05/01/21                                2,570,000       2,274,450
--------------------------------------------------------------------------
Waste Management, Inc., Unsec. Putable Notes,
  7.10%, 08/01/03                                9,800,000      10,061,268
==========================================================================
                                                                12,892,293
==========================================================================

GAS UTILITIES-1.89%

El Paso Corp., Medium Term Notes, 8.05%,
  10/15/30                                       1,100,000         796,125
--------------------------------------------------------------------------
Tennessee Gas Pipeline Co., Unsec. Deb.,
  7.63%, 04/01/37                                5,000,000       4,264,450
--------------------------------------------------------------------------
TransCanada Pipelines Ltd. (Canada), Yankee
  Deb., 8.63%, 05/15/12                          4,310,000       5,070,025
==========================================================================
                                                                10,130,600
==========================================================================

HEALTH CARE FACILITIES-0.35%

Hanger Orthopedic Group, Inc., Sr. Unsec.
  Gtd. Sub. Notes, 10.38%, 02/15/09              1,820,000       1,883,700
==========================================================================

HOMEBUILDING-0.55%

K Hovnanian Enterprises, Inc., Sr. Unsec.
  Gtd. Notes, 10.50%, 10/01/07                   1,750,000       1,846,250
--------------------------------------------------------------------------
WCI Communities, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 9.13%, 05/01/12                         1,150,000       1,098,250
==========================================================================
                                                                 2,944,500
==========================================================================

INTEGRATED OIL & GAS-2.69%

El Paso CGP Co., Sr. Unsec. Putable Deb.,
  6.70%, 02/15/07                                  750,000         580,313
--------------------------------------------------------------------------
Husky Oil Ltd. (Canada),
  Sr. Unsec. Yankee Notes, 7.13%, 11/15/06       3,000,000       3,264,630
--------------------------------------------------------------------------
  Yankee Bonds, 8.90%, 08/15/28                  2,645,000       2,902,068
--------------------------------------------------------------------------
Occidental Petroleum Corp.,
  Sr. Putable Deb., 9.25%, 08/01/19              4,375,000       5,362,613
--------------------------------------------------------------------------
  Sr. Unsec. Notes, 7.38%, 11/15/08              2,100,000       2,346,099
==========================================================================
                                                                14,455,723
==========================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE

INTEGRATED TELECOMMUNICATION SERVICES-0.85%

Sprint Capital Corp., Sr. Unsec. Gtd. Notes,
  6.13%, 11/15/08                              $ 2,500,000    $  1,806,250
--------------------------------------------------------------------------
Sprint Corp., Putable Deb., 9.00%, 10/15/19      2,500,000       1,759,375
--------------------------------------------------------------------------
Verizon Global Funding Corp., Sr. Unsec.
  Notes, 6.13%, 06/15/07                         1,000,000         997,160
==========================================================================
                                                                 4,562,785
==========================================================================

LIFE & HEALTH INSURANCE-1.44%

American General Corp., Unsec. Notes, 7.50%,
  08/11/10                                       3,000,000       3,375,240
--------------------------------------------------------------------------
American General Institute-Series A, Gtd.
  Bonds, 7.57%, 12/01/45 (Acquired 07/18/02;
  Cost 1,091,690)(e)                             1,000,000       1,059,620
--------------------------------------------------------------------------
Americo Life, Inc., Sr. Sub. Notes, 9.25%,
  06/01/05                                       1,000,000       1,000,000
--------------------------------------------------------------------------
Conseco, Inc., Sr. Unsec. Gtd. Notes, 8.75%,
  08/09/06 (Acquired 07/19/01; Cost
  $584,350)(e)                                     620,000         170,500
--------------------------------------------------------------------------
Sun Canada Financial Co., Gtd. Sub. Bonds,
  6.63%, 12/15/07 (Acquired 10/14/99; Cost
  $654,311)(e)                                     700,000         758,090
--------------------------------------------------------------------------
Torchmark Corp., Notes, 7.88%, 05/15/23          1,325,000       1,384,824
==========================================================================
                                                                 7,748,274
==========================================================================

MULTI-LINE INSURANCE-0.29%

AIG SunAmerica Global Financing IX, Bonds,
  6.90%, 03/15/32 (Acquired 07/31/02; Cost
  $1,567,125)(e)                                 1,500,000       1,545,662
==========================================================================

OIL & GAS-0.61%

Canadian Oil Sands Ltd., (Canada) Sr. Yankee
  Notes, 7.90%, 09/01/21 (Acquired
  08/17/01-07/31/02; Cost $3,220,956)(e)         3,200,000       3,286,112
==========================================================================

OIL & GAS DRILLING-0.87%

Transocean Sedco Forex Inc., Unsec. Notes,
  6.95%, 04/15/08                                4,300,000       4,646,580
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.42%

Kinder Morgan Energy Partners, LP, Sr. Unsec.
  Notes, 7.13%, 03/15/12                         1,500,000       1,591,397
--------------------------------------------------------------------------
National-Oilwell, Inc., Sr. Unsec. Notes,
  6.50%, 03/15/11                                4,000,000       4,018,800
--------------------------------------------------------------------------
Smith International, Inc., Notes, 6.75%,
  02/15/11                                       2,000,000       2,013,300
==========================================================================
                                                                 7,623,497
==========================================================================

OIL & GAS EXPLORATION & PRODUCTION-5.41%

Anadarko Petroleum Corp., Unsec. Putable
  Deb., 7.73%, 09/15/26                          1,200,000       1,301,844
--------------------------------------------------------------------------
Anderson Exploration Ltd. (Canada), Unsec.
  Sub. Yankee Notes, 6.75%, 03/15/11             2,400,000       2,450,424
--------------------------------------------------------------------------
Chesapeake Energy Corp., Sr. Unsec. Gtd.
  Notes, 8.38%, 11/01/08                         1,250,000       1,250,000
--------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
OIL & GAS EXPLORATION &
  PRODUCTION-(CONTINUED)

Colorado Interstate Gas Co., Sr. Unsec. Deb.,
  10.00%, 06/15/05                             $ 2,300,000    $  2,554,702
--------------------------------------------------------------------------
Devon Energy Corp., Sr. Unsec. Deb., 7.95%,
  04/15/32                                         795,000         864,674
--------------------------------------------------------------------------
Devon Financing Corp. ULC, Sr. Unsec. Gtd.
  Unsub. Deb., 7.88%, 09/30/31                   2,155,000       2,315,332
--------------------------------------------------------------------------
Louis Dreyfus Natural Gas Corp., Unsec.
  Notes, 6.88%, 12/01/07                         3,500,000       3,804,010
--------------------------------------------------------------------------
Newfield Exploration Co., Sr. Unsec. Unsub.
  Notes, 7.63%, 03/01/11                         5,500,000       5,610,000
--------------------------------------------------------------------------
Nexen Inc. (Canada), Unsec. Yankee Notes,
  7.40%, 05/01/28                                2,000,000       1,971,980
--------------------------------------------------------------------------
Noble Energy, Inc., Sr. Unsec. Deb., 7.25%,
  08/01/97                                       6,000,000       5,094,960
--------------------------------------------------------------------------
Union Pacific Resources Group Inc., Unsec.
  Notes, 6.75%, 05/15/08                         1,700,000       1,832,685
==========================================================================
                                                                29,050,611
==========================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-2.52%

Pennzoil-Quaker State Co., Unsec. Deb.,
  7.38%, 04/01/29                                6,855,000       7,400,589
--------------------------------------------------------------------------
Petroleos Mexicanos (Mexico),
  Sr. Unsec. Gtd. Putable Yankee Bonds,
  9.38%, 12/02/08                                2,500,000       2,668,750
--------------------------------------------------------------------------
  Series P, Sr. Unsec. Gtd. Putable Unsub.
  Yankee Bonds, 9.50%, 03/15/06                  3,100,000       3,426,492
==========================================================================
                                                                13,495,831
==========================================================================

PAPER PRODUCTS-0.17%

Appleton Papers Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 12.50%, 12/15/08                900,000         906,750
==========================================================================

PHARMACEUTICALS-0.47%

Johnson & Johnson, Unsec. Debs., 8.72%,
  11/01/24                                       2,200,000       2,515,172
==========================================================================

PROPERTY & CASUALTY INSURANCE-1.79%

Allstate Financial Global Funding, Notes,
  6.50%, 06/14/11 (Acquired 06/07/01; Cost
  $2,246,558)(e)                                 2,250,000       2,375,663
--------------------------------------------------------------------------
American Re Corp.-Series B, Sr. Unsec. Notes,
  7.45%, 12/15/26                                2,900,000       3,079,133
--------------------------------------------------------------------------
Markel Corp.,
  Unsec. Gtd. Notes, 7.20%, 08/15/07             2,200,000       2,202,948
--------------------------------------------------------------------------
  Unsec. Notes, 7.00%, 05/15/08                  2,000,000       1,944,880
==========================================================================
                                                                 9,602,624
==========================================================================

PUBLISHING-2.39%

News America Holdings, Inc.,
  Putable Notes, 8.45%, 08/01/06                 5,000,000       5,317,550
--------------------------------------------------------------------------
  Sr. Gtd. Deb., 9.25%, 02/01/13                 4,950,000       5,427,329
--------------------------------------------------------------------------
  Sr. Unsec. Gtd. Putable Bonds, 7.43%,
  10/01/06                                       2,000,000       2,058,200
==========================================================================
                                                                12,803,079
==========================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE

RAILROADS-1.72%

CSX Corp., Sr. Unsec. Putable Deb., 7.25%,
  05/01/05                                     $ 7,250,000    $  7,898,005
--------------------------------------------------------------------------
Railamerica Transportation Corp., Sr. Unsec.
  Gtd. Sub. Notes, 12.88%, 08/15/10              1,300,000       1,348,750
==========================================================================
                                                                 9,246,755
==========================================================================

REAL ESTATE INVESTMENT TRUSTS-1.99%

EOP Operating L.P.,
  Sr. Unsec. Notes, 7.25%, 02/15/18                600,000         640,068
--------------------------------------------------------------------------
  Unsec. Gtd. Notes, 6.75%, 02/15/12               600,000         622,998
--------------------------------------------------------------------------
HealthCare REIT, Inc., Sr. Unsec. Notes,
  7.50%, 08/15/07                                3,500,000       3,631,635
--------------------------------------------------------------------------
Host Marriott LP,
  Series E, Sr. Sec. Gtd. Notes, 8.38%,
  02/15/06                                         920,000         897,000
--------------------------------------------------------------------------
  Series I, Unsec. Gtd. Notes, 9.50%,
  01/15/07                                       1,500,000       1,500,000
--------------------------------------------------------------------------
iStar Financial Inc., Sr. Unsec. Notes,
  8.75%, 08/15/08                                  755,000         781,425
--------------------------------------------------------------------------
RFS Partnership LP, Sr. Unsec. Gtd. Notes,
  9.75%, 03/01/12                                  465,000         467,325
--------------------------------------------------------------------------
Spieker Properties, Inc., Unsec. Unsub. Deb.,
  7.35%, 12/01/17                                2,000,000       2,151,480
==========================================================================
                                                                10,691,931
==========================================================================

SOVEREIGN DEBT-0.47%

Export Development Canada (Canada), Yankee
  Bonds, 4.00%, 08/01/07                         1,100,000       1,098,031
--------------------------------------------------------------------------
Swiss Bank Corp.-NY, Sub. Notes, 7.38%,
  06/15/17                                       1,300,000       1,436,539
==========================================================================
                                                                 2,534,570
==========================================================================

SPECIALTY CHEMICALS-0.06%

OM Group, Inc., Sr. Unsec. Gtd. Sub. Notes,
  9.25%, 12/15/11                                  310,000         299,150
==========================================================================

SPECIALTY STORES-0.61%

CSK Auto, Inc., Sr. Unsec. Gtd. Notes,
  12.00%, 06/15/06                               1,550,000       1,650,750
--------------------------------------------------------------------------
United Rentals, Inc.-Series B, Sr. Unsec.
  Gtd. Notes, 10.75%, 04/15/08                   1,550,000       1,596,500
==========================================================================
                                                                 3,247,250
==========================================================================

TELECOMMUNICATIONS EQUIPMENT-0.20%

SBA Communications Corp., Sr. Unsec. Notes,
  10.25%, 02/01/09                               2,000,000       1,090,000
==========================================================================

TRUCKING-0.27%

North American Van Lines Inc., Sr. Sub.
  Notes, 13.38%, 12/01/09(b)                     1,365,000       1,426,425
==========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.85%

Crown Castle International Corp., Sr. Unsec.
  Notes, 10.75%, 08/01/11                        1,850,000       1,276,500
--------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
WIRELESS TELECOMMUNICATION
  SERVICES-(CONTINUED)

Nextel Communications, Inc.,
  Sr. Notes, 12.00%, 11/01/08                  $ 1,550,000    $  1,123,750
--------------------------------------------------------------------------
  Sr. Unsec. Notes, 9.50%, 02/01/11              2,100,000       1,365,000
--------------------------------------------------------------------------
Triton PCS Inc., Sr. Unsec. Gtd. Sub. Notes,
  8.75%, 11/15/11                                1,270,000         793,750
==========================================================================
                                                                 4,559,000
==========================================================================
    Total U.S. Dollar Denominated Bonds &
      Notes (Cost $438,796,085)                                415,112,826
==========================================================================

                                                PRINCIPAL
                                                AMOUNT(g)
NON-U.S. DOLLAR DENOMINATED BONDS &
  NOTES-6.53%

CANADA-1.62%

AT&T Canada Inc. (Integrated
  Telecommunication Services), Sr. Unsec.
  Unsub. Notes, 7.15%, 09/23/04     CAD            500,000          35,534
--------------------------------------------------------------------------
Bell Mobility Cellular Inc. (Wireless
  Telecommunication Services), Unsec. Deb.,
  6.55%, 06/02/08            CAD                 2,250,000       1,421,451
--------------------------------------------------------------------------
Canadian Government (Sovereign Debt), Bonds,
  6.63%, 10/03/07           NZD                  7,400,000       3,461,062
--------------------------------------------------------------------------
Ontario (Province of) (Sovereign Debt),
  Unsec. Unsub. Notes, 6.25%, 12/03/08    NZD    2,500,000       1,131,571
--------------------------------------------------------------------------
Rogers Cablesystems Ltd. (Broadcasting &
  Cable TV), Sr. Sec. Second Priority Deb.,
  9.65%, 01/15/14                 CAD            3,300,000       1,985,629
--------------------------------------------------------------------------
Westcoast Energy Inc. (Gas Utilities)-Series
  V, Unsec. Deb., 6.45%, 12/18/06         CAD    1,000,000         653,746
==========================================================================
                                                                 8,688,993
==========================================================================

GERMANY-2.65%

Bundesrepublik Deutschland (Sovereign Debt),
  Bonds, 6.50%, 10/14/05     EUR                   650,000         682,125
--------------------------------------------------------------------------
Germany (Federal Republic of) (Sovereign
  Debt), Bonds, 5.25%, 01/04/11     EUR         10,125,000      10,277,288
--------------------------------------------------------------------------
Kreditanstalt fuer Wiederaufbau (Banks), Sr.
  Unsec. Unsub. Deb., 5.25%, 07/04/12     EUR    3,250,000       3,249,249
==========================================================================
                                                                14,208,662
==========================================================================

NETHERLANDS-0.37%

Olivetti International Finance N.V.
  (Integrated Telecommunication
  Services)-Series E, Gtd. Medium Term Euro
  Notes, 6.13%, 07/30/09                 EUR     2,050,000       1,974,802
==========================================================================

UNITED KINGDOM-1.89%

British Sky Broadcasting Group PLC
  (Broadcasting & Cable TV), Sr. Unsec. Gtd.
  Unsub. Euro Bonds, 7.75%, 07/09/09      GBP    1,750,000       2,551,826
--------------------------------------------------------------------------
Sutton Bridge Financing Ltd. (Electric
  Utilities), Gtd. Notes,
  8.63%, 06/30/22(b)                      GBP    1,942,890       3,267,373
--------------------------------------------------------------------------


                                                PRINCIPAL        MARKET
                                                AMOUNT(g)        VALUE
UNITED KINGDOM-(CONTINUED)

United Kingdom (Treasury of) (Sovereign
  Debt), Bonds, 7.25%, 12/07/07     GBP          2,475,000    $  4,328,794
==========================================================================
                                                                10,147,993
==========================================================================
    Total Non-U.S. Dollar Denominated Bonds &
      Notes (Cost $34,189,334)                                  35,020,450
==========================================================================

                                                 SHARES
DOMESTIC STOCKS & OTHER EQUITY
  INTERESTS-1.12%

BROADCASTING & CABLE TV-0.00%

Knology Inc.-Wts., expiring 10/22/07
  (Acquired 03/12/98; Cost $0)(d)(e)(h)              4,100              41
==========================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.27%

Cendant Corp.(i)                                   105,409       1,456,752
==========================================================================

HOME FURNISHINGS-0.00%

O'Sullivan Industries, Inc.-Series B, Pfd.
  Wts., expiring 11/15/09 (Acquired 06/13/00;
  Cost $0)(e)(h)                                     2,885              29
--------------------------------------------------------------------------
O'Sullivan Industries, Inc.-Wts., expiring
  11/15/09 (Acquired 06/13/00; Cost $0)(e)(h)        2,885              29
==========================================================================
                                                                        58
==========================================================================

RAILROADS-0.01%

Railamerica Inc.-Wts., expiring 08/15/10
  (Acquired 10/05/00; Cost $0)(e)(h)                 1,300          58,825
==========================================================================

REAL ESTATE INVESTMENT TRUSTS-0.66%

First Republic Capital Corp.-Series A, Pfd.
  (Acquired 05/26/99; Cost $3,500,000)(e)            3,500       3,500,000
==========================================================================

SYSTEMS SOFTWARE-0.18%

Microsoft Corp.(i)                                  20,291         973,562
==========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.00%

NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  11/15/00; Cost $0)(d)(e)(h)                        1,775              18
==========================================================================
    Total Domestic Stocks & Other Equity
      Interests (Cost $8,370,114)                                5,989,256
==========================================================================

                                                PRINCIPAL
                                                 AMOUNT
U.S. GOVERNMENT AGENCY SECURITIES-4.36%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-0.52%

Jr. Unsec. Sub. Notes,
  5.88%, 03/21/11                              $ 1,000,000       1,058,680
--------------------------------------------------------------------------
Pass Through Ctfs.,
  6.00%, 04/01/17 to 06/01/17                      696,639         717,219
--------------------------------------------------------------------------
  6.50%, 04/01/17                                   99,249         103,483
--------------------------------------------------------------------------
  7.50%, 06/01/30                                  150,000         158,242
--------------------------------------------------------------------------
  7.00%, 06/01/32                                  199,198         207,423
--------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC)-(CONTINUED)

Pass Through Ctfs., TBA,
  6.00%, 09/01/32                              $   150,000    $    151,453
--------------------------------------------------------------------------
  6.50%, 09/01/32                                  400,000         411,625
==========================================================================
                                                                 2,808,125
==========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-3.38%

Pass Through Ctfs.,
  7.50%, 11/01/15 to 05/01/32                      559,692         591,446
--------------------------------------------------------------------------
  7.00%, 02/01/16 to 03/01/32                    1,297,525       1,353,662
--------------------------------------------------------------------------
  6.50%, 09/01/16                                  257,746         268,833
--------------------------------------------------------------------------
  8.00%, 10/01/30                                   82,461          87,940
--------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  6.00%, 09/01/32                                1,150,000       1,159,703
--------------------------------------------------------------------------
  6.50%, 09/01/32                                2,224,000       2,286,550
--------------------------------------------------------------------------
Unsec. Notes,
  6.20%, 06/13/17                                2,500,000       2,562,375
--------------------------------------------------------------------------
Unsec. Sub. Notes,
  5.50%, 05/02/06                                1,450,000       1,561,113
--------------------------------------------------------------------------
  4.75%, 01/02/07                                1,500,000       1,556,625
--------------------------------------------------------------------------
  6.25%, 02/01/11                                3,950,000       4,221,444
--------------------------------------------------------------------------
  5.25%, 08/01/12                                2,500,000       2,471,450
==========================================================================
                                                                18,121,141
==========================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-0.46%

Pass Through Ctfs.,
  8.50%, 11/15/24                                  543,371         590,421
--------------------------------------------------------------------------
  6.50%, 03/15/31 to 07/15/32                      635,207         656,068
--------------------------------------------------------------------------
  7.00%, 04/15/31 to 08/15/31                      567,580         593,858
--------------------------------------------------------------------------
  6.00%, 12/15/31 to 01/15/32                      248,824         252,385
--------------------------------------------------------------------------
  7.50%, 01/15/32                                  360,338         381,755
==========================================================================
                                                                 2,474,487
==========================================================================
    Total U.S. Government Agency Securities
      (Cost $22,709,437)                                        23,403,753
==========================================================================

ASSET-BACKED SECURITIES-5.75%

AIRLINES-3.42%

Air 2 US-Series C, Equipment Trust Ctfs.,
  10.13%, 10/01/20 (Acquired 10/28/99; Cost
  $3,000,000)(e)                                 3,000,000       2,390,340
--------------------------------------------------------------------------
American Airlines, Inc.- Class A-1-Series
  2001-1, Pass Through Ctfs. 6.98%, 05/23/21     4,523,618       4,444,003
--------------------------------------------------------------------------
Continental Airlines, Inc.,-Series 974A, Pass
  Through Ctfs., 6.90%, 01/02/18                 2,960,923       2,813,706
--------------------------------------------------------------------------
Delta Air Lines, Inc., Equipment Trust Ctfs.,
  10.50%, 04/30/16                               5,000,000       4,951,250
--------------------------------------------------------------------------
United Air Lines, Inc.-Class A-2, Pass
  Through Ctfs., 7.73%, 07/01/10                 4,100,000       3,765,645
==========================================================================
                                                                18,364,944
==========================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE

DIVERSIFIED FINANCIAL SERVICES-2.01%

Citicorp Lease-Class A1, Series 1999-1, Pass
  Through Ctfs., 7.22%, 06/15/05 (Acquired
  05/08/02-06/19/02; Cost $2,768,495)(e)       $ 2,617,217    $  2,806,311
--------------------------------------------------------------------------
Citicorp Lease-Class A2, Series 1999-1, Pass
  Through Ctfs., 8.04%, 12/15/19 (Acquired
  06/01/00-01/25/01; Cost $3,603,676)(e)         3,600,000       3,893,508
--------------------------------------------------------------------------
National Rural Utilities Cooperative Finance
  Corp., Sr. Notes, 6.00%, 05/15/06              1,800,000       1,888,290
--------------------------------------------------------------------------
Premium Asset Trust-Series 2001-6, Sec.
  Notes, 5.25%, 07/19/04 (Acquired 07/11/01;
  Cost $2,097,228)(e)                            2,100,000       2,190,770
==========================================================================
                                                                10,778,879
==========================================================================

ELECTRIC UTILITIES-0.32%

Beaver Valley II Funding Corp., Sec. Lease
  Obligation Bonds, 9.00%, 06/01/17              1,500,000       1,704,855
==========================================================================
    Total Asset-Backed Securities (Cost
      $30,908,620)                                              30,848,678
==========================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE

U.S. TREASURY SECURITIES-1.14%

U.S. TREASURY NOTES-1.14%

6.13%, 08/15/07                                $ 4,100,000    $  4,578,921
--------------------------------------------------------------------------
6.50%, 02/15/10                                    750,000         860,783
--------------------------------------------------------------------------
5.75%, 08/15/10                                    300,000         329,820
--------------------------------------------------------------------------
5.00%, 08/15/11                                    350,000         365,137
==========================================================================
    Total U.S. Treasury Securities (Cost
      $5,814,181)                                                6,134,661
==========================================================================

                                                 SHARES
MONEY MARKET FUNDS-0.80%

STIC Liquid Assets Portfolio(j)                  2,139,047       2,139,047
--------------------------------------------------------------------------
STIC Prime Portfolio(j)                          2,139,047       2,139,047
==========================================================================
    Total Money Market Funds (Cost
      $4,278,094)                                                4,278,094
==========================================================================
TOTAL INVESTMENTS-97.08% (Cost $545,065,865)                   520,787,718
==========================================================================
OTHER ASSETS LESS LIABILITIES-2.92%                             15,666,823
==========================================================================
NET ASSETS-100.00%                                            $536,454,541
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

CAD    - Canadian Dollar
Conv.  - Convertible
Ctfs.  - Certificates
Deb.   - Debentures
Disc.  - Discounted
EUR    - Euro
GBP    - British Pound Sterling
Gtd.   - Guaranteed
Jr.    - Junior
LYONS  - Liquid Yield Option Notes
NZD    - New Zealand Dollar
Pfd.   - Preferred
RAPS   - Redeemable and Putable Securities
REIT   - Real Estate Investment Trust
ROARS  - Redeemable and Remarketable Securities
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
TBA    - To Be Announced
Unsec. - Unsecured
Unsub. - Unsubordinated
Wts.   - Warrants

Notes to Schedule of Investments:

(a) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(b) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended.
(c) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(d) Security fair valued in accordance with the procedures established by the Board of Trustees.
(e) Restricted securities. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 07/31/02 was $38,017,730, which represented 7.09% of the Fund's net assets.
(f) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(g) Foreign denominated security. Par value is denominated in currency indicated.
(h) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(i) Non-income producing security.
(j) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------

JULY 31, 2002

ASSETS:

Investments, at market value (cost
  $545,065,865)                                $520,787,718
-----------------------------------------------------------
Foreign currencies, at value (cost $346,907)        353,141
-----------------------------------------------------------
Receivables for:
  Investments sold                               16,813,623
-----------------------------------------------------------
  Fund shares sold                                2,461,226
-----------------------------------------------------------
  Dividends and interest                         10,755,503
-----------------------------------------------------------
  Foreign currency contracts outstanding             23,106
-----------------------------------------------------------
  Investment for deferred compensation plan          70,105
-----------------------------------------------------------
Other assets                                         46,577
===========================================================
    Total assets                                551,310,999
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                          12,012,292
-----------------------------------------------------------
  Fund shares reacquired                          1,616,258
-----------------------------------------------------------
  Dividends                                         674,827
-----------------------------------------------------------
  Deferred compensation plan                         70,105
-----------------------------------------------------------
Accrued distribution fees                           326,938
-----------------------------------------------------------
Accrued trustees' fees                                  771
-----------------------------------------------------------
Accrued transfer agent fees                          85,641
-----------------------------------------------------------
Accrued operating expenses                           69,626
===========================================================
    Total liabilities                            14,856,458
===========================================================
Net assets applicable to shares outstanding    $536,454,541
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $281,966,398
___________________________________________________________
===========================================================
Class B                                        $216,709,807
___________________________________________________________
===========================================================
Class C                                        $ 37,768,735
___________________________________________________________
===========================================================
Class R                                        $      9,601
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                          45,470,402
___________________________________________________________
===========================================================
Class B                                          34,900,924
___________________________________________________________
===========================================================
Class C                                           6,096,836
___________________________________________________________
===========================================================
Class R                                               1,548
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $       6.20
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $6.20 divided by
      95.25%)                                  $       6.51
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $       6.21
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $       6.19
___________________________________________________________
===========================================================
Class R
  Net asset value and offering price per
    share                                      $       6.20
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2002

INVESTMENT INCOME:

Interest                                       $ 44,577,359
-----------------------------------------------------------
Dividends                                           367,555
-----------------------------------------------------------
Dividends from affiliated money market funds        149,725
===========================================================
    Total investment income                      45,094,639
===========================================================

EXPENSES:

Advisory fees                                     2,544,570
-----------------------------------------------------------
Administrative services fees                        131,802
-----------------------------------------------------------
Custodian fees                                       78,789
-----------------------------------------------------------
Distribution fees -- Class A                        797,679
-----------------------------------------------------------
Distribution fees -- Class B                      2,361,879
-----------------------------------------------------------
Distribution fees -- Class C                        431,875
-----------------------------------------------------------
Distribution fees -- Class R                              8
-----------------------------------------------------------
Transfer agent fees                               1,287,975
-----------------------------------------------------------
Trustees' fees                                       10,712
-----------------------------------------------------------
Other                                               220,152
===========================================================
    Total expenses                                7,865,441
===========================================================
Less: Fees waived                                    (1,176)
-----------------------------------------------------------
    Expenses paid indirectly                        (11,705)
===========================================================
    Net expenses                                  7,852,560
===========================================================
Net investment income                            37,242,079
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND FOREIGN CURRENCY CONTRACTS:

Net realized gain (loss) from:
  Investment securities                         (54,395,886)
-----------------------------------------------------------
  Foreign currencies                                  1,337
-----------------------------------------------------------
  Foreign currency contracts                     (1,150,421)
===========================================================
                                                (55,544,970)
===========================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (7,324,078)
-----------------------------------------------------------
  Foreign currencies                                 28,219
-----------------------------------------------------------
  Foreign currency contracts                        195,089
===========================================================
                                                 (7,100,770)
===========================================================
Net gain (loss) from investment securities,
  foreign currencies and foreign currency
  contracts                                     (62,645,740)
===========================================================
Net increase (decrease) in net assets
  resulting from operations                    $(25,403,661)
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED JULY 31, 2002 AND 2001

                                                                  2002             2001
                                                              -------------    ------------
OPERATIONS:

  Net investment income                                       $  37,242,079    $ 43,500,196
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and foreign currency contracts           (55,544,970)    (42,785,523)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and foreign
    currency contracts                                           (7,100,770)     23,348,156
===========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (25,403,661)     24,062,829
===========================================================================================
Distributions to shareholders from net investment income: .
  Class A                                                       (20,406,662)    (25,411,789)
-------------------------------------------------------------------------------------------
  Class B                                                       (13,291,002)    (14,235,384)
-------------------------------------------------------------------------------------------
  Class C                                                        (2,453,982)     (2,147,191)
-------------------------------------------------------------------------------------------
  Class R                                                               (74)             --
-------------------------------------------------------------------------------------------
Return of Capital:
  Class A                                                          (994,212)       (937,652)
-------------------------------------------------------------------------------------------
  Class B                                                          (736,149)       (595,428)
-------------------------------------------------------------------------------------------
  Class C                                                          (134,853)        (90,938)
-------------------------------------------------------------------------------------------
  Class R                                                               (32)             --
-------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (31,273,225)     11,935,605
-------------------------------------------------------------------------------------------
  Class B                                                         4,755,275      30,091,490
-------------------------------------------------------------------------------------------
  Class C                                                        (1,919,177)     18,401,373
-------------------------------------------------------------------------------------------
  Class R                                                            10,118              --
===========================================================================================
    Net increase (decrease) in net assets                       (91,847,636)     41,072,915
===========================================================================================

NET ASSETS:

  Beginning of year                                             628,302,177     587,229,262
===========================================================================================
  End of year                                                 $ 536,454,541    $628,302,177
___________________________________________________________________________________________
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 699,747,585    $730,247,353
-------------------------------------------------------------------------------------------
  Undistributed net investment income                            (1,534,587)       (296,959)
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and foreign currency
    contracts                                                  (137,540,332)    (83,285,278)
-------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and foreign currency
    contracts                                                   (24,218,125)    (18,362,939)
===========================================================================================
                                                              $ 536,454,541    $628,302,177
___________________________________________________________________________________________
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JULY 31, 2002


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Income Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Class R shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Class R shares are sold at net asset value. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       On July 31, 2002, undistributed net investment income was increased by $782,843, undistributed net realized gains increased by $1,289,916 and paid in capital decreased by $2,072,759 as a result of book/tax differences due to foreign currency transactions, defaulted bonds adjustments, bond premium amortization, return of capital and other reclassifications. Net assets of the fund were unaffected by the reclassifications.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.


       The Fund's capital loss carryforward of $93,080,969 as of July 31, 2002 expires as follows:

   CAPITAL LOSS
   CARRYFORWARD    EXPIRATION
   ------------    ----------
   $ 1,419,489    July 31, 2006
   ----------------------------
    13,740,010    July 31, 2007
   ----------------------------
    26,912,929    July 31, 2008
   ----------------------------
     2,702,340    July 31, 2009
   ----------------------------
    48,306,201    July 31, 2010
   ============================
   $93,080,969
   ____________________________
   ============================


       As of July 31, 2002 the Fund has a post-October capital loss deferral of $42,757,374, which will be recognized in the following tax year.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

       Outstanding foreign currency contracts at year were as follows:

                               CONTRACT TO
   SETTLEMENT             ----------------------                 UNREALIZED
   DATE         CURRENCY   DELIVER     RECEIVE       VALUE      APPRECIATION
   ----------   --------  ---------   ----------   ----------   ------------
   10/09/02       EUR     3,500,000   $3,433,500   $3,410,394     $23,106
   _________________________________________________________________________
   =========================================================================


G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.


NOTE 2--CHANGE IN ACCOUNTING PRINCIPLE

As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities and began recording paydown gains and losses on mortgage and asset-backed securities as adjustments to interest income. Prior to August 1, 2001, the Fund did not amortize premiums on debt securities and recorded paydown gains and losses on mortgage and asset-backed securities as realized gains and losses. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $1,245,584 reduction in the cost of securities and a corresponding $1,245,584 increase in net unrealized gains and losses, based on securities held by the Fund on August 1, 2001.

  The effect of this change in the current period was to decrease net investment income by $1,122,887, to increase net unrealized gains and losses by $709,675 and to increase net realized gains and losses by $413,212. As a result the net investment income per share was decreased by $0.01, the net realized and unrealized gains and losses per share increased by $0.01, and the ratio of net investment income to average net assets decreased by 0.19%.

NOTE 3--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.50% on the first $200 million of the Fund's average daily net assets, plus 0.40% on the next $300 million of the Fund's average daily net assets, plus 0.35% on the next $500 million of the Fund's average daily net assets, plus 0.30% on the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended July 31, 2002, AIM waived fees of $1,176.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2002, AIM was paid $131,802 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended July 31, 2002, AFS retained $697,042 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Class R shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended July 31, 2002, the Class A, Class B, Class C and Class R shares paid AIM Distributors $797,679, $2,361,879, $431,875 and $8, respectively, as compensation under the Plans.

  AIM Distributors retained commissions of $130,523 from sales of the Class A shares of the Fund during the year ended July 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended July 31, 2002, AIM Distributors retained $41,125, $7,536, $24,489 and $0 in contingent deferred sales charges imposed on redemptions of Class A, Class B, Class C and Class R shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended July 31, 2002, the Fund paid legal fees of $5,414 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 4--INDIRECT EXPENSES

For the year ended July 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $6,995 and reductions in custodian fees of $4,710 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $11,705.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 6--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended July 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the years ended July 31, 2002 and 2001 were as follows:

                                      2002           2001
                                   -----------    -----------
Distributions paid from ordinary
  income                           $36,151,720    $41,794,364
-------------------------------------------------------------
Return of capital                    1,865,246      1,624,018
=============================================================
                                   $38,016,966    $43,418,382
_____________________________________________________________
=============================================================


  As of July 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward                     $ (93,080,969)
-----------------------------------------------------------
Unrealized appreciation (depreciation)          (70,212,075)
===========================================================
                                              $(163,293,044)
___________________________________________________________
===========================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the deferral of capital losses incurred after October 31, the realization for tax purposes of unrealized gains on certain forward foreign currency contracts, the treatment of bond premium amortization, the treatment of defaulted bonds and other deferrals.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 2002 was $410,360,027 and $443,357,783, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of July 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $ 13,049,250
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (40,479,224)
===========================================================
Net unrealized appreciation (depreciation)
  of investment securities                     $(27,429,974)
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $548,217,692.

NOTE 9--SHARE INFORMATION

Changes in shares outstanding during the years ended July 31, 2002 and 2001 were as follows:

                                                                          2002                            2001
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------    -------------    -----------    -------------
Sold:
  Class A                                                      19,535,050    $ 129,985,397     19,948,772    $ 139,192,236
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      10,824,126       72,286,011     11,714,579       81,887,558
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       2,329,978       15,549,708      4,180,883       29,145,850
--------------------------------------------------------------------------------------------------------------------------
  Class R*                                                          1,531           10,012             --               --
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       2,547,835       16,937,345      3,099,848       21,590,593
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,516,843       10,088,147      1,543,513       10,761,821
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         294,792        1,957,101        250,632        1,741,447
--------------------------------------------------------------------------------------------------------------------------
  Class R*                                                             17              106             --               --
==========================================================================================================================
Reacquired:
  Class A                                                     (26,805,775)    (178,195,967)   (21,394,116)    (148,847,224)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (11,702,242)     (77,618,883)    (8,963,733)     (62,557,889)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,930,754)     (19,425,986)    (1,792,733)     (12,485,924)
==========================================================================================================================
                                                               (4,388,599)   $ (28,427,009)     8,587,645    $  60,428,468
__________________________________________________________________________________________________________________________
==========================================================================================================================

* Class R shares commenced sales on June 3, 2002.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                       CLASS A
                                                    -----------------------------------------------------------------------------
                                                                                 SEVEN MONTHS
                                                       YEAR ENDED JULY 31,         ENDED             YEAR ENDED DECEMBER 31,
                                                    -------------------------     JULY 31,       --------------------------------
                                                      2002             2001         2000           1999        1998        1997
                                                    --------         --------    ------------    --------    --------    --------
Net asset value, beginning of period                $   6.91         $   7.14      $   7.59      $   8.38    $   8.57    $   8.24
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 0.44(a)(b)       0.53          0.34          0.57        0.57        0.55
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                    (0.70)           (0.23)        (0.47)        (0.81)      (0.16)       0.39
=================================================================================================================================
    Total from investment operations                   (0.26)            0.30         (0.13)        (0.24)       0.41        0.94
=================================================================================================================================
Less distributions:
  Dividends from net investment income                 (0.43)           (0.51)        (0.25)        (0.55)      (0.55)      (0.52)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                   --               --            --            --       (0.05)      (0.09)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                    (0.02)           (0.02)        (0.07)           --          --          --
=================================================================================================================================
    Total distributions                                (0.45)           (0.53)        (0.32)        (0.55)      (0.60)      (0.61)
=================================================================================================================================
Net asset value, end of period                      $   6.20         $   6.91      $   7.14      $   7.59    $   8.38    $   8.57
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                        (4.05)%           4.42%        (1.70)%       (2.92)%      4.94%      11.92%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $281,966         $346,967      $346,482      $393,414    $399,701    $340,608
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                 0.96%(d)         0.95%         0.97%(e)      0.91%       0.91%       0.94%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                                6.57%(a)(d)      7.57%         8.03%(e)      7.11%       6.69%       6.55%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                   70%              83%           43%           78%         41%         54%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.45 and the ratio of net investment income to average net assets would have been 6.76%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Does not deduct sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $319,071,550.
(e)  Annualized.


                                                                                       CLASS B
                                                    -----------------------------------------------------------------------------
                                                                                 SEVEN MONTHS
                                                       YEAR ENDED JULY 31,         ENDED             YEAR ENDED DECEMBER 31,
                                                    -------------------------     JULY 31,       --------------------------------
                                                      2002             2001         2000           1999        1998        1997
                                                    --------         --------    ------------    --------    --------    --------
Net asset value, beginning of period                $   6.92         $   7.14      $   7.58      $   8.37    $   8.55    $   8.23
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 0.39(a)(b)       0.48          0.31          0.50        0.50        0.48
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                    (0.70)           (0.23)        (0.47)        (0.80)      (0.15)       0.38
=================================================================================================================================
    Total from investment operations                   (0.31)            0.25         (0.16)        (0.30)       0.35        0.86
=================================================================================================================================
Less distributions:
  Dividends from net investment income                 (0.38)           (0.45)        (0.21)        (0.49)      (0.48)      (0.45)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                   --               --            --            --       (0.05)      (0.09)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                    (0.02)           (0.02)        (0.07)           --          --          --
=================================================================================================================================
    Total distributions                                (0.40)           (0.47)        (0.28)        (0.49)      (0.53)      (0.54)
=================================================================================================================================
Net asset value, end of period                      $   6.21         $   6.92      $   7.14      $   7.58    $   8.37    $   8.55
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                        (4.76)%           3.67%        (2.09)%       (3.72)%      4.20%      10.89%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $216,710         $237,118      $213,926      $244,713    $219,033    $125,871
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                 1.71%(d)         1.71%         1.73%(e)      1.66%       1.66%       1.69%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                                5.82%(a)(d)      6.81%         7.28%(e)      6.36%       5.94%       5.80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                   70%              83%           43%           78%         41%         54%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 6.01%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $236,187,889.
(e)  Annualized.


                                                                                     CLASS C
                                                 -------------------------------------------------------------------------------
                                                                                                                  AUGUST 4, 1997
                                                                            SEVEN MONTHS        YEAR ENDED        (DATE SALES
                                                   YEAR ENDED JULY 31,        ENDED            DECEMBER 31,       COMMENCED) TO
                                                 -----------------------    JULY 31,        ------------------    DECEMBER 31,
                                                  2002            2001        2000           1999       1998         1997
                                                 -------         -------    ------------    -------    -------    --------------
Net asset value, beginning of period             $  6.91         $  7.13      $  7.57       $  8.36    $  8.54        $ 8.38
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                             0.39(a)(b)      0.48         0.31          0.50       0.50          0.19
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                       (0.71)          (0.23)       (0.47)        (0.80)     (0.15)         0.22
================================================================================================================================
    Total from investment operations               (0.32)           0.25        (0.16)        (0.30)      0.35          0.41
================================================================================================================================
Less distributions:
  Dividends from net investment income             (0.38)          (0.45)       (0.21)        (0.49)     (0.48)        (0.16)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains               --              --           --            --      (0.05)        (0.09)
--------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                (0.02)          (0.02)       (0.07)           --         --            --
================================================================================================================================
    Total distributions                            (0.40)          (0.47)       (0.28)        (0.49)     (0.53)        (0.25)
================================================================================================================================
Net asset value, end of period                   $  6.19         $  6.91      $  7.13       $  7.57    $  8.36        $ 8.54
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                                    (4.92)%          3.68%       (2.09)%       (3.71)%     4.21%         4.96%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)         $37,769         $44,216      $26,821       $28,202    $19,332        $2,552
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets             1.71%(d)        1.71%        1.73%(e)      1.66%      1.66%         1.69%(e)
================================================================================================================================
Ratio of net investment income to average net
  assets                                            5.82%(a)(d)     6.81%        7.28%(e)      6.36%      5.94%         5.80%(e)
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                               70%             83%          43%           78%        41%           54%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 6.01%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $43,187,491.
(e)  Annualized.


                                                                   CLASS R
                                                                -------------
                                                                JUNE 3, 2002
                                                                (DATE SALES
                                                                COMMENCED) TO
                                                                JULY 31,
                                                                  2002
                                                                -------------
Net asset value, beginning of period                               $ 6.53
-----------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.06(a)(b)
-----------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     (0.32)
=============================================================================
    Total from investment operations                                (0.26)
=============================================================================
Less distributions:
  Dividends from net investment income                              (0.05)
-----------------------------------------------------------------------------
  Return of capital                                                 (0.02)
=============================================================================
    Total distributions                                             (0.07)
=============================================================================
Net asset value, end of period                                     $ 6.20
_____________________________________________________________________________
=============================================================================
Total return(c)                                                     (4.01)%
_____________________________________________________________________________
=============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $   10
_____________________________________________________________________________
=============================================================================
Ratio of expenses to average net assets                              1.21%(d)
=============================================================================
Ratio of net investment income to average net assets                 6.32%(a)(d)
_____________________________________________________________________________
=============================================================================
Portfolio turnover rate                                                70%
_____________________________________________________________________________
=============================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.07 and the ratio of net investment income to average net assets would have been 6.51%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c)  Not annualized for periods less than one year.
(d)  Ratios are annualized and based on average daily net assets of $9,857.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Income Fund
And Board of Trustees of AIM Investment Securities Funds:

We have audited the accompanying statement of assets and liabilities of AIM Income Fund (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through July 31, 2000 were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Income Fund as of July 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                          /s/ ERNST & YOUNG LLP

Houston, Texas
September 10, 2002

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

As of December 31, 2001

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

---------------------------------------------------------------------------------------------------------------------------------
                             TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                OTHER DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND      AND/OR                                                               HELD BY TRUSTEE
POSITION(S) HELD WITH        OFFICER
THE TRUST                    SINCE
---------------------------------------------------------------------------------------------------------------------------------

INTERESTED PERSON

Robert H. Graham* - 1946      1988     Chairman, President and Chief Executive Officer, A I M     None
Trustee, Chairman and                  Management Group Inc. (financial services holding
President                              company); Chairman and President, A I M Advisors, Inc.
                                       (registered investment advisor); Director and Senior
                                       Vice President, A I M Capital Management, Inc.
                                       (registered investment advisor); Chairman, A I M
                                       Distributors, Inc. (registered broker dealer), A I M
                                       Fund Services, Inc. (registered transfer agent) and Fund
                                       Management Company (registered broker dealer); and
                                       Director and Vice Chairman, AMVESCAP PLC (parent of AIM
                                       and a global investment management firm)

INDEPENDENT TRUSTEES

Frank S. Bayley - 1939        2001     Of Counsel, law firm of Baker & McKenzie                   Badgley Funds, Inc. (registered
Trustee                                                                                           investment company)

Bruce L. Crockett - 1944      1992     Chairman, Crockett Technology Associates (technology       ACE Limited (insurance
Trustee                                consulting company)                                        company); and Captaris, Inc.
                                                                                                  (unified messaging provider)

Albert R. Dowden - 1941       2000     Chairman, Cortland Trust, Inc. (registered investment      None
Trustee                                company) and DHJ Media, Inc.; Director, Magellan
                                       Insurance Company; Member of Advisory Board of Rotary
                                       Power International (designer, manufacturer, and seller
                                       of rotary power engines); formerly, Director, President
                                       and CEO, Volvo Group North America, Inc.; and director
                                       of various affiliated Volvo companies

Edward K. Dunn, Jr. - 1935    1998     Formerly, Chairman, Mercantile Mortgage Corp.; Vice        None
Trustee                                Chairman, President and Chief Operating Officer,
                                       Mercantile-Safe Deposit & Trust Co.; and President,
                                       Mercantile Bankshares Corp.

Jack M. Fields - 1952         1997     Chief Executive Officer, Twenty First Century Group,       Administaff
Trustee                                Inc. (government affairs company)

Carl Frischling - 1937        1990     Partner, law firm of Kramer Levin Naftalis and Frankel     Cortland Trust, Inc.
Trustee                                LLP                                                        (registered investment company)

Prema Mathai-Davis - 1950     1998     Formerly, Chief Executive Officer, YWCA of the USA         None
Trustee

Lewis F. Pennock - 1942       1988     Partner, law firm of Pennock & Cooper                      None
Trustee

Ruth H. Quigley - 1935        2001     Retired                                                    None
Trustee

Louis S. Sklar - 1939         1990     Executive Vice President, Development and Operations,      None
Trustee                                Hines Interests Limited Partnership (real estate
                                       development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

--------------------------------------------------------------------------------

As of December 31, 2001

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-----------------------------------------------------------------------------------------------------------------------------
                         TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                OTHER DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND  AND/OR                                                               HELD BY TRUSTEE
POSITION(S) HELD WITH    OFFICER
THE TRUST                SINCE
-----------------------------------------------------------------------------------------------------------------------------

OTHER OFFICERS

Gary T. Crum - 1947       1991     Director and President, A I M Capital Management, Inc.;    N/A
Senior Vice President              Director and Executive Vice President, A I M Management
                                   Group Inc.; Director and Senior Vice President, A I M
                                   Advisors, Inc.; and Director, A I M Distributors, Inc.
                                   and AMVESCAP PLC

Carol F. Relihan - 1954   1988     Director, Senior Vice President, General Counsel and       N/A
Senior Vice President              Secretary, A I M Advisors, Inc. and A I M Management
and Secretary                      Group Inc.; Director, Vice President and General
                                   Counsel, Fund Management Company; and Vice President,
                                   A I M Fund Services, Inc., A I M Capital Management,
                                   Inc. and A I M Distributors, Inc.

Melville B. Cox - 1943    1992     Vice President and Chief Compliance Officer, A I M         N/A
Vice President                     Advisors, Inc. and A I M Capital Management, Inc.; and
                                   Vice President, A I M Fund Services, Inc.

Karen Dunn                1992     Senior Vice President, A I M Capital Management, Inc.;     N/A
Kelley - 1960                      Director and President, Fund Management Company; and
Vice President                     Vice President, A I M Advisors, Inc.

Dana R. Sutton - 1959     1988     Vice President and Fund Treasurer, A I M Advisors, Inc.    N/A
Vice President and
Treasurer

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
-----------------------------------------------------------------------------------------------------------------------------

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Ernst & Young LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               5 Houston Center
Houston, TX 77046               Suite 100                       Suite 100                       1401 McKinney, Suite 1200
                                Houston, TX 77046               Houston, TX 77046               Houston, TX 77010-2007

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       A I M Fund Services, Inc.       State Street Bank
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   and Trust Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103          New York, NY 10022                                              Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended July 31, 2002, 1.02% is eligible for the dividends received deduction for corporations.

REQUIRED STATE INCOME TAX INFORMATION

Of the ordinary dividends paid, 2.31% was derived from U.S. Treasury
Obligations.

                           EQUITY FUNDS                                                  FIXED-INCOME FUNDS

    DOMESTIC EQUITY FUNDS               INTERNATIONAL/GLOBAL EQUITY FUNDS           TAXABLE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                             MORE AGGRESSIVE                        MORE AGGRESSIVE

AIM Emerging Growth                     AIM Developing Markets                      AIM High Yield II
AIM Small Cap Growth(1)                 AIM European Small Company                  AIM High Yield
AIM Aggressive Growth                   AIM Asia Pacific Growth(2)                  AIM Strategic Income
AIM Opportunities I(2,3)                AIM International Emerging Growth           AIM Income
AIM Mid Cap Growth                      AIM Global Aggressive Growth                AIM Global Income
AIM Dent Demographic Trends             AIM European Growth(2)                      AIM Total Return Bond
AIM Opportunities II(2,3)               AIM International Growth(2)                 AIM Intermediate Government
AIM Constellation                       AIM Global Growth                           AIM Short Term Bond
AIM Large Cap Growth                    AIM Worldwide Spectrum                      AIM Floating Rate
AIM Weingarten                          AIM Global Trends                           AIM Limited Maturity Treasury
AIM Opportunities III(2,3)              AIM International Core Equity(2)            AIM Money Market
AIM Small Cap Equity
AIM Capital Development                           MORE CONSERVATIVE                      MORE CONSERVATIVE
AIM Mid Cap Core Equity(2)
AIM Select Equity                       SECTOR EQUITY FUNDS                         TAX-FREE FIXED-INCOME FUNDS
AIM Premier Equity II(2)
AIM Premier Equity(2)                              MORE AGGRESSIVE                       MORE AGGRESSIVE
AIM Blue Chip
AIM Mid Cap Basic Value                 AIM New Technology                          AIM High Income Municipal
AIM Large Cap Core Equity               AIM Global Science and Technology(2)        AIM Municipal Bond
AIM Charter                             AIM Global Energy                           AIM Tax-Free Intermediate
AIM Basic Value                         AIM Global Financial Services               AIM Tax-Exempt Cash
AIM Large Cap Basic Value               AIM Global Health Care
AIM Balanced                            AIM Global Utilities                             MORE CONSERVATIVE
AIM Basic Balanced                      AIM Real Estate
                                                                                          [AIM FUNDS LOGO]
     MORE CONSERVATIVE                           MORE CONSERVATIVE                   --Registered Trademark--


When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds(R) and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) On 3/18/02, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective 10/1/02, the fund reopened to new investors. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after October 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages approximately $135 billion in assets for more than 9 million shareholders, including individual investors, corporate clients and financial institutions.*

    The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $364 billion in assets under management.*

*As of 6/30/02

                     INVEST WITH DISCIPLINE --Registered Trademark--

A I M Distributors, Inc.                                                ICE-AR-1

                          ANNUAL REPORT / JULY 31, 2002

                        AIM INTERMEDIATE GOVERNMENT FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

================================================================================

                                  [COVER IMAGE]

                 FOURTH OF JULY, 1916 BY FREDERICK CHILDE HASSAM

 HASSAM WAS AN AMERICAN IMPRESSIONIST PAINTER FAMOUS FOR HIS LUMINOUS PAINTINGS

OF FLAGS AND NEW YORK CITY STREET SCENES. THIS VIBRANT PAINTING DEPICTS A PARADE

  ROUTE ON FIFTH AVENUE IN 1916, BEFORE THE U.S. ENTRY INTO WORLD WAR I. HASSAM

  CAPTURES THE PATRIOTIC FERVOR OF THE DAY AND THE BURGEONING STRENGTH OF THE

                                AMERICAN SPIRIT.

================================================================================

AIM Intermediate Government Fund is for shareholders who seek a high level of current income and relative price stability.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Intermediate Government Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions, and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

o   Class R shares are generally available only to retirement plans such as section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and IRA rollovers from such plans if an AIM fund were offered.

o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, and yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and annualized.

o The fund's 30-day distribution rate reflects its most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end maximum offering price (MOP). The fund's distribution rate and 30-day yield will differ.

o U.S. Treasury securities such as bills, notes and bonds offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value will vary with market conditions.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities, and asset-backed securities), is compiled by Lehman Brothers, a well-known global investment bank.

o The unmanaged Lehman High Yield Bond Index, which represents the performance of high-yield debt securities, is compiled by Lehman Brothers, a well-known global investment bank.

o The unmanaged Lehman Intermediate Government Bond Index, which is generally considered representative of intermediate U.S. Treasury and U.S. government agency securities, is compiled by Lehman Brothers, a well-known global investment bank.

o The Lipper Intermediate U.S. Government Bond Fund Index represents an average of the 30 largest intermediate-term U.S. government bond funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

  This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           During the fiscal year ended July 31, 2002, our nation and
ROBERT H.           markets endured the effects of terrorism and war, an
GRAHAM]             economic downturn, and the worst bear market for equities in almost 60 years.

                        Yet another distressing challenge for us as investors
                    has been coping with reports of accounting irregularities at a few high-profile, publicly traded companies. These reports have damaged confidence in corporate governance and financial reporting--confidence that is essential to the efficient functioning of financial markets. Some investors have withdrawn from the stock market, and as a result, assets in money market funds and other fixed-income instruments have risen substantially.

                        It is worth noting that, despite extensive media coverage of these stories, the number of firms involved is very small considering that there are about 17,000 publicly traded companies in the United States. In addition, our public and private institutions are already adopting policies designed to improve the accuracy of financial reports. We strongly support these legislative and regulatory changes that seek to improve accurate financial disclosure and sounder business ethics.

    Among such efforts are those of the New York Stock Exchange, which has established new standards governing companies listed there. These standards increase the authority of and tighten the definition of independent directors; they raise qualification requirements for audit committee members and grant them sole authority for hiring auditors. In addition, the vast majority of affected companies complied with a new Securities and Exchange Commission requirement that senior officers of firms attest to the accuracy of their financial statements. As companies, accountants, and regulators focus on improving standards in this area, I am certain that our markets, and investors' trust in them, will strengthen.

DIVERSIFICATION AGAIN PROVES ITS WORTH

As declining investor confidence took its toll on the equity markets, the value of portfolio diversification once more became clear. Domestic equities, represented by the S&P 500 Index, produced total return of -23.62% for the fiscal year covered by this report. By contrast, fixed-income investments, with the exception of high-yield bonds, did well. The Lehman Aggregate Bond Index of investment-grade domestic bonds returned 7.53% for the year. Because high-yield bonds tend to behave more like equities than like other fixed-income securities, they produced negative results, with the Lehman High Yield Bond Index returning -9.15% for the fiscal year.

    As always, but especially when markets are volatile, we encourage you to see your financial advisor for a fresh look at your portfolio. The value of many securities has changed significantly in the recent past, and the outperformance of fixed-income securities over equities may have significantly altered the character of your portfolio. Take this opportunity to re-examine your investment goals and make sure your portfolio still suits your objectives, time horizon, and risk tolerance.

YOUR FUND MANAGERS COMMENT

In the following pages your fund managers discuss factors that influenced your fund and how they managed the fund during the fiscal year covered by this report. We hope you find their discussion informative.

    Investors favored lower-risk investments for most of the fiscal year covered by this report. Stock market volatility prompted many to seek relative safety in bonds. Investors with exposure to debt securities issued, guaranteed, or otherwise backed by the U.S. government--the type of bonds in which AIM Intermediate Government Fund invests--enjoyed positive returns. Class A shares returned 7.39% at net asset value, tracking the Lipper Intermediate U.S. Government Bond Fund Index, which returned 7.65%.

    You can find timely information about your fund and the markets on our Web site, www.aimfunds.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. I look forward to our next report to you in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
August 22, 2002

FUND DELIVERS SOLID CURRENT INCOME, POSITIVE TOTAL RETURN

IT WAS ANOTHER GOOD YEAR FOR BONDS. HOW DID THE FUND PERFORM?

Stock market volatility caused by terrorist attacks, economic weakness, and allegations of corporate wrongdoing prompted many investors to seek relative safety in bonds. The types of bonds in which AIM Intermediate Government Fund invests enjoyed positive returns. These include securities issued, guaranteed, or otherwise backed by the U.S. government, including Treasury, agency, and mortgage-backed securities.

    For the fiscal year ended July 31, 2002, the fund returned 7.39% (Class A shares at net asset value, meaning excluding sales charges). This was in line with the Lipper Intermediate U.S. Government Bond Fund Index, which returned 7.65%. Both were in sharp contrast to negative stock market performance; for the 12 months ended July 31, 2002 the S&P 500 returned -23.62%. In addition to positive total return, the fund continued to provide risk-averse investors with attractive current income, as shown in the table below.

WHAT WERE THE TRENDS IN THE ECONOMY?

Early in the fiscal year, the economy was weakening and the country was reeling from the events of September 11, 2001. Gross domestic product (GDP), the broadest measure of goods and services produced and purchased in the United States, contracted in the first three quarters of 2001. In November, the National Bureau of Economic Research declared that the country had slipped into a recession in March. In an effort to stimulate economic growth, the U.S. Federal Reserve (the Fed) aggressively cut short-term interest rates throughout 2001, and the fed funds rate ended the year at 1.75%, a 40-year low. In all, the Fed cut short-term interest rates 11 times in 2001, including two cuts totaling 100 basis points (1.0%) in the month immediately following the September 11 attacks.

    GDP inched into positive territory in the fourth quarter of 2001 and remained positive for the first two quarters of 2002. First quarter GDP grew at a robust annualized rate of 5.0%, suggesting that the economy was rebounding strongly. Second quarter GDP growth, while positive, was just 1.1%. At its March 2002 meeting, the Fed adopted a neutral bias, indicating its belief that future risks to the economy were evenly weighted between weakness and inflation. For the fiscal year as a whole, retail sales and consumer spending remained relatively strong, and inflation remained contained.

WHAT WERE THE TRENDS IN THE GOVERNMENT BOND MARKET?

The Fed's rate cuts during 2001, and its refusal to raise rates during 2002, meant that yields on Treasuries, agencies, and mortgage-backed bonds declined during the first half of the fiscal year and remained at historically low levels during the second half of the fiscal year. This was particularly true on the shorter end of the yield curve. Nonetheless, risk-averse investors eagerly accepted relatively low yields in return for the relative safety such issues afforded.

    Early in the fiscal year, investors showed a preference for higher-quality and relatively safer investments. But economic data released in early 2002 suggested that the economy might be strengthening more quickly than expected. Many investors shifted into corporate

================================================================================

GROWTH IN NET ASSETS

IN MILLIONS

                     [BAR CHART]

7/31/00               $  432.9
7/31/01               $  632.0
7/31/02               $1,213.6

A variety of economic and market factors have prompted investors to flock to bond funds over the last couple of years. AIM Intermediate Government Fund has seen a significant increase in total net assets.

================================================================================

================================================================================

FUND PERFORMANCE

FUND PROVIDES ATTRACTIVE CURRENT INCOME

As of 7/31/02
                               CLASS A      CLASS B       CLASS C      CLASS R
                                SHARES       SHARES        SHARES      SHARES*

Distribution rate at maximum
offering price                   4.74%        4.25%         4.27%        4.72%

30-day yield at maximum
offering price                   4.17         3.64          3.64         4.13

* Class R shares are sold without a sales charge.

================================================================================

PORTFOLIO COMPOSITION

As of 7/31/02, based on total net assets

================================================================================
                                                           [PIE CHART]
--------------------------------------------------------------------------------

Weighted Average Maturity:    5.61 years        U.S. Treasury Obligations   17%

Duration:                     3.82 years        U.S. Agency Obligations     41%

Total Number of Holdings:      371              Mortgage Obligations        42%

Total Net Assets:            $1.21 billion
================================================================================

bonds, which briefly outperformed government issues. But later, a series of corporate accounting scandals took center stage, heightening credit concerns. Investors scrambled for safety, causing government issues and other higher-rated bonds to shine. For the fiscal year as a whole, investor preference for higher-rated bonds was clear. For the 12 months ended July 31, 2002, the Lehman Aggregate Bond Index returned 7.53% while the Lehman High Yield Bond Index returned -9.15%.

HOW DID YOU MANAGE THE FUND?

As always, we:

o Sought as high a level of current income as possible, consistent with reasonable concern for safety of principal.

o Invested in Treasuries, U.S. agency securities, and mortgage-backed securities.

o   Maintained the fund's duration between three and five years.

    During the course of the fiscal year, mortgage-backed securities declined from 45% to 42% of total net assets; U.S. agency securities rose from 28% to 41% and Treasuries declined from 25% to 17%.

    We made these adjustments because agency securities offered relatively higher yields and because Treasuries offered relatively lower yields. We decreased our mortgage-backed securities during the year. Falling mortgage interest rates and heavy issuance, which was the result of heavy refinancing, resulted in relatively low yields. Nonetheless, because mortgage-backed securities and U.S. agency securities offered higher yields than Treasuries with very little added risk, mortgages and agencies remained the two largest asset classes in the fund.

    Weighted average maturity decreased from 5.98 years at the beginning of the fiscal year to 5.61 years at its close. Duration--a measure of a bond's price volatility, with a higher duration implying a higher sensitivity to interest rate changes--rose slightly from 3.7 years at the beginning of the fiscal year to 3.8 years at its close.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?

The Investment Company Institute reported that money flows into stock mutual funds fell 72%, from $17.3 billion in May 2001 to $4.8 billion in May 2002--while money flows into taxable bond funds rose 78%, from $5.1 billion to $9.1 billion during the same period. Clearly, many investors continued to seek relative safety in bonds, particularly bonds of higher relative quality and greater relative safety. In its July 31 "beige book" report, the Fed reported that the economy continued to grow, but only "modestly"; that labor markets were "slack, but relatively stable" in most regions; and that retail sales were "mixed." Given these less-than-definitive economic signals, there was widespread agreement that short-term interest rates were unlikely to rise anytime soon, and there was even a growing belief that the Fed might cut short-term interest rates before the end of the year. Either alternative--together with the fund's intermediate-term duration, intermediate-term weighted average maturity, and sector allocation--could benefit shareholders. We continue to believe AIM Intermediate Government Fund is a sensible component of a well-diversified investment portfolio.

PORTFOLIO MANAGEMENT TEAM

    Scot Johnson (Lead Manager)
    Clint Dudley

          See important fund and index disclosures inside front cover.

YOUR FUND'S LONG-TERM PERFORMANCE

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 7/31/02, including sales charges

CLASS A SHARES
 Inception (4/28/87)       6.69%
 10 Years                  5.39
  5 Years                  5.00
  1 Year                   2.32

CLASS B SHARES
 Inception (9/7/93)        4.86%
  5 Years                  4.92
  1 Year                   1.58

CLASS C SHARES
 Inception (8/4/97)        5.38%
  1 Year                   5.48

CLASS R SHARES*
 Inception                 6.76%
 10 Years                  5.63
  5 Years                  5.74
  1 Year                   7.01

================================================================================

The fund's average annual total returns as of the close of the fiscal year are shown in the table above. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 6/30/02, the most recent calendar quarter-end, which were: Class A shares, inception (4/28/87), 6.63%; 10 years, 5.36%; five years, 5.21%; one year, 2.55%. Class B shares, inception (9/7/93), 4.73%; five years, 5.11%; one year, 1.88%. Class C shares, inception (8/4/97), 5.16%; one year, 5.90%. Class R shares, inception (4/28/87), 6.70%; 10 years, 5.60%; five years, 5.95%; one year, 7.32%.

* Class R shares were first offered on June 3, 2002. Returns prior to that date are hypothetical results based on Class A share returns at net asset value, adjusted to reflect additional Class R 12b-1 fees. (The inception date of Class A shares is 4/28/87.) Class R share returns do not include a 0.75% contingent deferred sales charge (CDSC) that may be imposed on a total redemption of retirement plan assets within the first year.

Past performance cannot guarantee comparable future results. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

RESULTS OF A $10,000 INVESTMENT
7/31/91-7/31/02

                                [MOUNTAIN CHART]

AIM Intermediate Government                        Lehman Intermediate
Fund, Class A Shares                               Government Bond Index

7/92               9628                            10118
                   9838                            10396
                  10082                            10671
7/93              10232                            10817
                  10430                            11048
                  10508                            11148
                   9995                            10764
7/94              10156                            10916
                  10068                            10859
                  10192                            11022
                  10554                            11428
7/95              10975                            11830
                  11354                            12139
                  11744                            12513
                  11390                            12288
7/96              11498                            12445
                  11861                            12827
                  11985                            12962
                  12060                            13055
7/97              12614                            13514
                  12841                            13767
                  13180                            14091
                  13246                            14186
7/98              13511                            14436
                  14023                            15077
                  14150                            15157
                  13969                            15089
7/99              13718                            15019
                  13893                            15200
                  13774                            15111
                  14034                            15405
7/00              14315                            15796
                  14665                            16222
                  15278                            16973
                  15364                            17199
7/01              15733                            17648
                  16507                            18469
                  16155                            18238
                  16381                            18451
7/02              16910                            19167

                                                Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

================================================================================

                                                        CLASS A SHARES
CALENDAR YEAR TOTAL RETURNS (%)                         EXCLUDING SALES CHARGES

 1992   1993    1994    1995   1996   1997   1998    1999    2000    2001
 6.26   7.07   -3.44   16.28   2.35   9.07   8.17   -1.87    9.37    6.11

================================================================================

The line chart above compares the performance of AIM Intermediate Government Fund to its benchmark index. It is intended to give you a general idea of how your fund performed compared to its index over the period 7/31/92-7/31/02.

    It is important to understand the difference between your fund and an index. A market index such as the Lehman Intermediate Government Bond Index is not managed and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment return.

    The fund's total return includes sales charges, expenses and management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the fund at the close of the reporting period and paid the applicable contingent deferred sales charge.

    Performance of the fund's Class A, Class B, Class C, and Class R shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.

    Performance shown in the chart does not reflect taxes a shareholder would pay on redemption of fund shares. Index performance does not reflect the effects of taxes either.

TO CHOOSE A FUND CHECK MORE THAN PERFORMANCE

Financial markets have posed quite a challenge to investors recently. What was in favor just months ago may be out of favor now, and vice versa. Anyone who invested during the long-running bull market of the 1990s has probably seen some of his or her returns evaporate in the more challenging market environment of late. The bulging coffers of many money market mutual funds mean some investors have opted to sit things out and wait until things seem more favorable. Other investors may be searching the mutual fund universe for those funds that seem to be weathering the storm better than others. After all, isn't it logical to switch from a mutual fund that is not performing well at the moment to one that is? Not always. What's an investor to do?

LOOK AT THE BIG PICTURE

It's very tempting to look only at returns when you invest in a mutual fund. But there are other factors to consider:

HOW WELL DOES THE FUND MATCH MY FINANCIAL GOALS?

Different kinds of mutual funds are appropriate for different people at different stages. Are you a young adult early in your work life, or are you approaching retirement? Are you investing to buy a house, car or other large item soon, or are you investing for your later years?

    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you should assess how aggressive you can afford to be--you may need to be more conservative than you thought to meet your goal.

HOW WELL DOES THE FUND MATCH MY TOLERANCE FOR RISK?

Many mutual funds that report high-flying returns over the short run may be pretty aggressive--and therefore relatively risky. They may have the potential to make your money grow, but they may also entail more risk than you may be prepared to take.

    Of course, investing in any mutual fund brings with it a certain amount of risk, but this risk can vary widely depending on the types of holdings in which a fund invests. It's important that you take a hard look at your risk tolerance before investing in any fund, particularly if you are ratcheting up to a more aggressive fund.

HOW WELL DOES THE FUND FIT INTO MY PORTFOLIO?

When a market sector or mutual fund is doing well, you may be tempted to overload your portfolio with the "winner of the moment." It seems to make sense--you're making money with that investment, so you should allocate more money to it, right?

    Be careful. A narrowly invested portfolio could be especially vulnerable to market volatility. Spreading your investment over several types of funds or investing in one diversified fund can help you spread out your risk--the more diversified your portfolio, the less overlap it should have. Less overlap can mean less risk.

PAST PERFORMANCE IS NO GUARANTEE

The phenomenal returns of the 1990s were the result of a number of unique factors--the strong U.S. economy, the proliferation of new technology companies and record amounts of cash being poured into the stock market, to name a few. Even so, it may seem that everyone always came out a winner in the '90s.

    In reality, market sectors go in and out of favor from year to year. For example, during 2000, utilities were the top-performing segment of the S&P 500, gaining more than 50%. In 2001, utilities were the worst-performing segment, losing more than 30%. Because of the ever-changing nature of the market environment, many high-performing mutual funds don't repeat their gains from year to year. This doesn't necessarily mean a fund had a "bad" year or that fund managers chose holdings poorly. It may

                                     [PHOTO]
just mean that the environment for a particular fund was not as ideal as it had been in the past. This can be true for any mutual fund.

KEEP EXPECTATIONS REALISTIC

Along with recognizing how quickly the market environment can change, it's important to keep your expectations realistic. Of course you would like your investments to do well every year, but chances are they won't. It's the nature of the beast. So what you should be shooting for is good performance over the long term. While your investment may not have a stellar year every year, over time its average returns may prove to be just what you hoped for.

    Sometimes it's hard to be patient when it seems like everyone else's investments are doing better than yours. You may be tempted to chase winning performance by trying to time the market, switching in and out of funds as markets or sectors go in and out of favor. But this strategy can greatly increase your risk and it rarely works--you may end up with significantly lower returns than if you'd just stayed put. (There can also be adverse tax consequences.)

ASSET ALLOCATION: THE OLD STANDBY

The truth is, no one knows for sure what is going to perform well in the market, which is why mutual fund investors should diversify using asset allocation--spreading investments over several fund types (e.g., core, growth, international and income).

    As Isaac Newton proved, what goes up must come down. A diversified portfolio can offer some protection in a market downturn because when your assets are spread over several different types of funds, chances are at least one of them is keeping its head above water. And while a diversified fund portfolio probably won't perform as well as the flashiest stock fund, it probably won't do as badly as the worst of them either.

    Your financial advisor can help you determine what kinds of mutual funds best fit your investment goals and risk tolerance. Talk to your financial advisor for more information.

(1) The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the U.S. stock market.

(2) Source Bloomberg

DOLLAR COST AVERAGING CAN LOWER THE COST OF INVESTING

One useful way to buy shares of a mutual fund is through dollar-cost averaging. In such a plan, you invest a certain amount at regular intervals--say $200 per month--which allows you to buy more shares when mutual fund prices go down and fewer shares when prices go up. This gives you the benefit of your average cost per share actually being less than the average price per share.

Please keep in mind that this example is hypothetical and is not indicative of the performance of any investment or AIM fund. Dollar-cost averaging does not assure a profit and does not protect against loss in declining markets. Since dollar-cost averaging involves continuous investing regardless of fluctuating securities prices, investors should consider their ability to continue purchases over an extended period of time.

================================================================================

MONTH           AMOUNT INVESTED    SHARE PRICE    SHARES PURCHASED

JANUARY            $  200             $ 24              8.333
FEBRUARY              200               20             10.000
MARCH                 200               14             14.286
APRIL                 200               18             11.111
MAY                   200               22              9.091
JUNE                  200               24              8.333
6-MONTH TOTAL      $1,200             $122             61.154

AVERAGE PRICE PER SHARE: $122 DIVIDED BY 6 = $20.33
AVERAGE COST PER SHARE: $1,200 DIVIDED BY 61.154 = $19.62

================================================================================

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JULY 31, 2002


                                                PRINCIPAL          MARKET
                                                  AMOUNT           VALUE
U.S. GOVERNMENT AGENCY SECURITIES-84.20%

FEDERAL FARM CREDIT BANK-3.77%

Bonds,
  3.88%, 12/15/04                              $  7,410,000    $    7,510,331
-----------------------------------------------------------------------------
  4.38%, 04/15/05                                 7,670,000         7,956,475
-----------------------------------------------------------------------------
  6.00%, 06/11/08 to 03/07/11                    19,000,000        20,535,460
-----------------------------------------------------------------------------
Medium Term Notes,
  5.75%, 12/07/28                                10,000,000         9,713,300
=============================================================================
                                                                   45,715,566
=============================================================================

FEDERAL HOME LOAN BANK-12.04%

Bonds,
  7.36%, 07/01/04                                 2,800,000         3,053,932
-----------------------------------------------------------------------------
Medium Term Notes,
  4.15%, 02/28/05                                40,800,000        40,867,320
-----------------------------------------------------------------------------
Unsec. Bonds,
  4.63%, 04/15/05                                23,330,000        24,351,621
-----------------------------------------------------------------------------
  6.50%, 11/15/05                                 2,000,000         2,202,380
-----------------------------------------------------------------------------
  7.25%, 02/15/07                                 5,500,000         6,266,645
-----------------------------------------------------------------------------
  5.48%, 01/08/09                                 1,000,000         1,055,510
-----------------------------------------------------------------------------
  5.75%, 05/15/12                                65,210,000        68,370,076
=============================================================================
                                                                  146,167,484
=============================================================================

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-28.58%

Pass Through Certificates,
  9.00%, 12/01/05 to 04/01/25                     1,388,632         1,505,426
-----------------------------------------------------------------------------
  8.00%, 07/01/06 to 10/01/23                     5,220,288         5,628,155
-----------------------------------------------------------------------------
  8.50%, 07/01/07 to 10/01/29                     9,925,171        10,674,325
-----------------------------------------------------------------------------
  7.00%, 11/01/10 to 06/01/32                    78,745,078        82,076,854
-----------------------------------------------------------------------------
  6.50%, 02/01/11 to 10/01/31                    34,152,741        35,432,254
-----------------------------------------------------------------------------
  10.00%, 11/01/11 to 04/01/20                    3,198,026         3,683,810
-----------------------------------------------------------------------------
  12.00%, 02/01/13                                    6,974             8,086
-----------------------------------------------------------------------------
  10.50%, 08/01/19 to 01/01/21                      549,580           629,066
-----------------------------------------------------------------------------
  9.50%, 11/01/20 to 04/01/25                     2,840,965         3,157,989
-----------------------------------------------------------------------------
  7.50%, 09/01/30                                 2,868,244         3,025,853
-----------------------------------------------------------------------------
Pass Through Certificates TBA,(a)
  6.00%, 08/01/32                                24,000,000        24,269,250
-----------------------------------------------------------------------------
  6.50%, 08/01/32                                50.000,000        51,498,438
-----------------------------------------------------------------------------

                                                PRINCIPAL          MARKET
                                                  AMOUNT           VALUE

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-(CONTINUED)

Unsec. Medium Term Notes,
  3.88%, 12/20/04                              $ 21,090,000    $   21,235,521
-----------------------------------------------------------------------------
  4.38%, 08/19/05                                 9,750,000         9,763,163
-----------------------------------------------------------------------------
  4.50%, 02/27/06                                30,000,000        30,386,400
-----------------------------------------------------------------------------
  5.50%, 04/11/06                                 4,900,000         4,931,556
-----------------------------------------------------------------------------
Unsec. Notes,
  4.88%, 03/15/07                                30,000,000        31,223,700
-----------------------------------------------------------------------------
  5.13%, 10/15/08 to 07/15/12                    27,000,000        27,662,060
=============================================================================
                                                                  346,791,906
=============================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-31.72%

Pass Through Certificates,
  8.50%, 01/01/07 to 04/01/30                    28,664,593        31,180,403
-----------------------------------------------------------------------------
  7.50%, 06/01/10 to 07/01/31                    26,139,030        27,635,188
-----------------------------------------------------------------------------
  7.00%, 05/01/11 to 05/01/32                    17,280,390        18,015,494
-----------------------------------------------------------------------------
  8.00%, 02/01/12 to 07/01/31                     6,944,788         7,428,424
-----------------------------------------------------------------------------
  6.50%, 05/01/13 to 11/01/31                    19,298,716        20,116,419
-----------------------------------------------------------------------------
  6.00%, 10/01/13 to 04/01/24                    15,903,424        16,369,742
-----------------------------------------------------------------------------
  9.50%, 07/01/16 to 08/01/22                       591,715           657,629
-----------------------------------------------------------------------------
  10.00%, 12/20/19 to 12/20/21                    3,421,065         3,891,052
-----------------------------------------------------------------------------
  10.30%, 04/20/25                                1,061,506         1,198,382
-----------------------------------------------------------------------------
Pass Through Certificates, TBA,(a)
  6.00%, 08/01/32                                44,000,000        44,433,125
-----------------------------------------------------------------------------
  6.50%, 08/01/32                                88,500,000        91,119,047
-----------------------------------------------------------------------------
  8.50%, 09/01/32                                 3,500,000         3,831,406
-----------------------------------------------------------------------------
Series B, Unsec. Medium Term Notes,
  6.88%, 09/10/12 to 09/24/12                    24,765,000        26,871,941
-----------------------------------------------------------------------------
  6.47%, 09/25/12                                10,550,000        11,670,726
-----------------------------------------------------------------------------
Unsec. Notes,
  5.35%, 09/19/06                                 8,000,000         8,034,320
-----------------------------------------------------------------------------
  5.25%, 04/15/07                                16,000,000        16,904,320
-----------------------------------------------------------------------------
  4.25%, 07/15/07                                23,000,000        23,275,540
-----------------------------------------------------------------------------
  6.13%, 03/15/12                                30,000,000        32,281,500
=============================================================================
                                                                  384,914,658
=============================================================================


                                                PRINCIPAL          MARKET
                                                  AMOUNT           VALUE

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-2.81%

Pass Through Certificates,
  6.00%, 10/15/08 to 11/15/08                  $    245,318    $      256,236
-----------------------------------------------------------------------------
  6.50%, 10/15/08                                   196,345           206,927
-----------------------------------------------------------------------------
  7.00%, 10/15/08 to 07/15/28                     8,963,946         9,385,855
-----------------------------------------------------------------------------
  9.00%, 10/15/08 to 04/15/21                       515,649           567,646
-----------------------------------------------------------------------------
  9.50%, 06/15/09 to 03/15/23                     1,901,714         2,131,444
-----------------------------------------------------------------------------
  10.00%, 11/15/09 to 07/15/24                    4,205,083         4,793,064
-----------------------------------------------------------------------------
  11.00%, 12/15/09 to 12/15/15                       37,324            43,303
-----------------------------------------------------------------------------
  12.50%, 11/15/10                                   45,366            53,596
-----------------------------------------------------------------------------
  13.00%, 01/15/11 to 05/15/15                      159,406           192,766
-----------------------------------------------------------------------------
  13.50%, 04/15/11 to 04/15/15                      145,524           175,780
-----------------------------------------------------------------------------
  12.00%, 02/15/13 to 07/15/15                      203,121           244,076
-----------------------------------------------------------------------------
  10.50%, 02/15/16                                   22,713            26,588
-----------------------------------------------------------------------------
  8.00%, 01/15/22 to 06/15/27                    11,787,482        12,647,104
-----------------------------------------------------------------------------
  7.50%, 03/15/26 to 08/15/28                     3,155,888         3,345,012
=============================================================================
                                                                   34,069,397
=============================================================================

PRIVATE EXPORT FUNDING COMPANY-1.39%

Series J, Sec. Gtd. Notes,
  7.65%, 05/15/06                                 7,000,000         8,003,100
-----------------------------------------------------------------------------
Series UU, Sec. Gtd. Notes,
  7.95%, 11/01/06                                 8,000,000         8,864,480
=============================================================================
                                                                   16,867,580
=============================================================================

TENNESSEE VALLEY AUTHORITY-3.89%

Bonds, 4.88%, 12/15/16                           10,000,000        10,338,400
-----------------------------------------------------------------------------
Series A, Bonds, 5.63%, 01/18/11                 28,517,000        29,881,253
-----------------------------------------------------------------------------
Series G, Bonds, 5.38%, 11/13/08                  6,600,000         7,010,058
=============================================================================
                                                                   47,229,711
=============================================================================
    Total U.S. Government Agency Securities
      (Cost $1,004,015,856)                                     1,021,756,302
=============================================================================

                                                PRINCIPAL          MARKET
                                                  AMOUNT           VALUE


U.S. TREASURY SECURITIES-16.75%

U.S. TREASURY NOTES-12.64%

6.75%, 05/15/05                                $ 29,500,000    $   32,694,850
-----------------------------------------------------------------------------
4.63%, 05/15/06                                  29,800,000        31,384,764
-----------------------------------------------------------------------------
4.38%, 05/15/07(b)                               66,000,000        68,670,360
-----------------------------------------------------------------------------
4.88%, 02/15/12(b)                               20,000,000        20,637,200
=============================================================================
                                                                  153,387,174
=============================================================================
U.S. TREASURY BONDS-3.28%

7.50%, 11/15/16 to 11/15/24                      14,950,000        18,739,609
-----------------------------------------------------------------------------
6.25%, 05/15/30                                  18,890,000        21,037,226
=============================================================================
                                                                   39,776,835
=============================================================================
U.S. TREASURY STRIPS-0.83%(c)

5.38%, 05/15/06                                   8,000,000         7,092,800
-----------------------------------------------------------------------------
6.79%, 11/15/18                                   7,750,000         3,053,423
=============================================================================
                                                                   10,146,223
=============================================================================
    Total U.S. Treasury Securities (Cost
      $197,840,943)                                               203,310,232
=============================================================================

                                                  SHARES
MONEY MARKET FUNDS-23.35%

STIT Government & Agency Portfolio (Cost
  $283,406,073)(d)                              283,406,073       283,406,073
=============================================================================
TOTAL INVESTMENTS-124.30% (Cost
  $1,485,262,872)                                               1,508,472,607
=============================================================================
OTHER ASSETS LESS LIABILITIES-(24.30%)                           (294,915,053)
=============================================================================
NET ASSETS-100.00%                                             $1,213,557,554
_____________________________________________________________________________
=============================================================================

Investment Abbreviations:

Gtd.    - Guaranteed
Sec.    - Secured
STRIPS  - Separately Traded Registered Interest and Principal Security
TBA     - To Be Announced
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Security purchased on forward commitment basis. These securities are subject to dollar roll transactions. See Note 1 Section B.
(b) Principal amount has been deposited in escrow with broker as collateral for reverse repurchase agreements outstanding at 07/31/02.
(c) STRIPS are traded on a discount basis. In such cases, the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------

JULY 31, 2002

ASSETS:

Investments, at market value (cost
  $1,485,262,872)                            $1,508,472,607
-----------------------------------------------------------
Receivables for:
  Fund shares sold                               12,780,810
-----------------------------------------------------------
  Dividends and interest                         11,713,196
-----------------------------------------------------------
  Principal paydowns                                332,135
-----------------------------------------------------------
Investment for deferred compensation plan            56,200
-----------------------------------------------------------
Other assets                                        139,110
===========================================================
    Total assets                              1,533,494,058
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                         214,344,543
-----------------------------------------------------------
  Fund shares reacquired                         13,886,549
-----------------------------------------------------------
  Dividends                                         702,769
-----------------------------------------------------------
  Reverse repurchase agreements                  89,705,000
-----------------------------------------------------------
  Deferred compensation plan                         56,200
-----------------------------------------------------------
Accrued interest expense                              3,920
-----------------------------------------------------------
Accrued distribution fees                           777,774
-----------------------------------------------------------
Accrued trustees' fees                                1,283
-----------------------------------------------------------
Accrued transfer agent fees                         114,106
-----------------------------------------------------------
Accrued operating expenses                          344,360
===========================================================
    Total liabilities                           319,936,504
===========================================================
Net assets applicable to shares
  outstanding                                $1,213,557,554
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                      $  473,103,542
___________________________________________________________
===========================================================
Class B                                      $  613,306,204
___________________________________________________________
===========================================================
Class C                                      $  127,114,212
___________________________________________________________
===========================================================
Class R                                      $       33,596
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                          50,991,897
___________________________________________________________
===========================================================
Class B                                          65,901,089
___________________________________________________________
===========================================================
Class C                                          13,706,567
___________________________________________________________
===========================================================
Class R                                               3,625
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                  $         9.28
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.28 divided by
      95.25%)                                $         9.74
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                    $         9.31
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                    $         9.27
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                    $         9.27
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2002

INVESTMENT INCOME:

Interest                                        $41,389,986
-----------------------------------------------------------
Dividends from affiliated money market funds      3,934,282
===========================================================
    Total investment income                      45,324,268
===========================================================

EXPENSES:

Advisory fees                                     3,328,024
-----------------------------------------------------------
Administrative services fees                        158,838
-----------------------------------------------------------
Custodian fees                                      104,840
-----------------------------------------------------------
Distribution fees -- Class A                        913,667
-----------------------------------------------------------
Distribution fees -- Class B                      3,744,307
-----------------------------------------------------------
Distribution fees -- Class C                        823,922
-----------------------------------------------------------
Distribution fees -- Class R                             14
-----------------------------------------------------------
Interest                                            350,670
-----------------------------------------------------------
Transfer agent fees                               1,413,898
-----------------------------------------------------------
Trustees' fees                                       12,034
-----------------------------------------------------------
Other                                               305,503
===========================================================
    Total expenses                               11,155,717
===========================================================
Less: Fees waived                                   (28,397)
-----------------------------------------------------------
    Expenses paid indirectly                        (10,009)
===========================================================
    Net expenses                                 11,117,311
===========================================================
Net investment income                            34,206,957
===========================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities      7,060,161
===========================================================
Change in net unrealized appreciation of
  investment securities                          13,327,043
===========================================================
Net gain from investment securities              20,387,204
===========================================================
Net increase in net assets resulting from
  operations                                    $54,594,161
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED JULY 31, 2002 AND 2001

                                                                   2002             2001
                                                              --------------    ------------
OPERATIONS:

  Net investment income                                       $   34,206,957    $ 26,811,062
--------------------------------------------------------------------------------------------
  Net realized gain from investment securities                     7,060,161       3,212,879
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                    13,327,043      14,303,931
============================================================================================
    Net increase in net assets resulting from operations          54,594,161      44,327,872
============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (18,042,169)    (14,773,132)
--------------------------------------------------------------------------------------------
  Class B                                                        (15,743,394)    (11,061,094)
--------------------------------------------------------------------------------------------
  Class C                                                         (3,470,538)     (2,309,804)
--------------------------------------------------------------------------------------------
  Class R                                                               (135)             --
--------------------------------------------------------------------------------------------
Distributions in excess of net investment income:
  Class A                                                                 --        (128,142)
--------------------------------------------------------------------------------------------
  Class B                                                                 --        (110,507)
--------------------------------------------------------------------------------------------
  Class C                                                                 --         (23,140)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        162,667,870      72,844,994
--------------------------------------------------------------------------------------------
  Class B                                                        336,030,816      85,911,151
--------------------------------------------------------------------------------------------
  Class C                                                         65,503,763      24,431,473
--------------------------------------------------------------------------------------------
  Class R                                                             33,308              --
============================================================================================
    Net increase in net assets                                   581,573,682     199,109,671
============================================================================================

NET ASSETS:

  Beginning of year                                              631,983,872     432,874,201
============================================================================================
  End of year                                                 $1,213,557,554    $631,983,872
____________________________________________________________________________________________
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $1,228,796,118    $664,652,890
--------------------------------------------------------------------------------------------
  Undistributed net investment income                               (133,395)        (63,726)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                   (38,314,904)    (41,850,663)
--------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities                23,209,735       9,245,371
============================================================================================
                                                              $1,213,557,554    $631,983,872
____________________________________________________________________________________________
============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JULY 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Intermediate Government Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eight separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Class R shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Class R shares are sold at net asset value. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and seasoning differential. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

       Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts excluding mortgage-backed securities, are amortized and/or accreted for financial reporting purposes.

       On July 31, 2002, undistributed net investment income was increased by $3,616,931, undistributed net realized gains decreased by $3,524,402 and shares of beneficial interest decreased by $92,529 as a result of book/tax differences due to paydown reclassifications, distributions, bond premium amortization, and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund has a capital loss carryforward of $38,314,903 which expires as follows:

   CAPITAL LOSS
   CARRYFORWARD    EXPIRATION
   ------------    ----------
   $   219,350    July 31, 2003
   ----------------------------
     3,466,244    July 31, 2004
   ----------------------------
         4,686    July 31, 2005
   ----------------------------
    25,224,263    July 31, 2007
   ----------------------------
     9,400,360    July 31, 2008
   ============================
   $38,314,903
   ____________________________
   ============================

E. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--CHANGE IN ACCOUNTING PRINCIPLE

As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydowns gains and losses or an asset-backed securities as adjustments to net investment income. Prior to August 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $637,321 reduction in the cost of securities and a corresponding $637,321 increase in net unrealized gains and losses, based on securities held by the Fund on August 1, 2001.

  The effect of this change in the current period was to decrease net investment income by $1,129,244, to increase net unrealized gains and losses by $760,102 and to increase net realized gains and losses by $369,142. As a result the net investment income per share decreased $0.04, the net realized and unrealized gains and losses per share increased by $0.04 and the ratio of net investment income to average net assets decreased by 0.51%.

NOTE 3--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.50% on the first $200 million of the Fund's average daily net assets, plus 0.40% on the next $300 million of the Fund's average daily net assets, plus 0.35% on the next $500 million of the Fund's average daily net assets, plus 0.30% on the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended July 31, 2002, AIM waived fees of $28,397.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2002, AIM was paid $158,838 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended July 31, 2002, AFS retained $666,962 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Class R shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended July 31, 2002, the Class A, Class B, Class C and Class R shares paid AIM Distributors $913,667, $3,744,307, $823,922 and $14, respectively, as compensation under the Plans.

  AIM Distributors retained commissions of $300,212 from sales of the Class A shares of the Fund during the year ended July 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended July 31, 2002, AIM Distributors retained $214,155, $14,615, $54,801 and $0 in contingent deferred sales charges imposed on redemptions of Class A, Class B, Class C and Class R shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended July 31, 2002, the Fund paid legal fees of $5,649 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 4--INDIRECT EXPENSES

For the year ended July 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $9,365 and reductions in custodian fees of $644 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $10,009.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 6--BORROWINGS

Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will use the proceeds of a reverse repurchase agreement (which are considered to be borrowings under the 1940 Act) to purchase other permitted securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities will subsequently be repurchased as specified in the agreements.

  The maximum amount of repurchase agreements outstanding during the year ended July 31, 2002 was $90,425,000, and averaged $24,797,711 per day with a weighted average interest rate of 1.41%.

  The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended July 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the years ended July 31, 2002 and 2001 were as follows:

                                      2002           2001
                                   -----------    -----------
Distributions paid from
  ordinary income                  $37,256,236    $28,405,819
_____________________________________________________________
=============================================================


  As of July 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss
  carryforward            $(38,314,903)
--------------------------------------
Unrealized appreciation     23,076,339
======================================
                          $(15,238,564)
______________________________________
======================================


  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of bond premium amortization and other deferrals.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 2002 was $1,432,206,187 and $966,770,487, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of July 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $24,307,748
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (1,162,277)
===========================================================
Net unrealized appreciation of investment
  securities                                    $23,145,471
___________________________________________________________
===========================================================
Cost of investment for tax purposes is $1,485,327,136.

NOTE 9--SHARE INFORMATION

Changes in shares outstanding during the years ended July 31, 2002 and 2001 were as follows:

                                                                           2002                              2001
                                                              -------------------------------    ----------------------------
                                                                 SHARES           AMOUNT           SHARES          AMOUNT
                                                              ------------    ---------------    -----------    -------------
Sold:
  Class A                                                      141,358,670    $ 1,293,194,070     70,420,358    $ 634,206,122
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                       54,984,125        507,221,308     21,411,964      193,273,518
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                       17,930,155        164,422,350      7,928,891       71,408,489
-----------------------------------------------------------------------------------------------------------------------------
  Class R*                                                           4,773             43,973             --               --
=============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        1,556,614         14,273,598      1,352,466       12,138,035
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                        1,318,829         12,129,999        904,111        8,138,588
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                          303,088          2,777,727        211,013        1,893,881
-----------------------------------------------------------------------------------------------------------------------------
  Class R*                                                              15                135             --               --
=============================================================================================================================
Reacquired:
  Class A                                                     (125,208,629)    (1,144,799,798)   (63,746,143)    (573,499,163)
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (20,005,120)      (183,320,491)   (12,844,788)    (115,500,955)
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (11,125,287)      (101,696,314)    (5,443,297)     (48,870,897)
-----------------------------------------------------------------------------------------------------------------------------
  Class R*                                                          (1,163)           (10,800)            --               --
=============================================================================================================================
                                                                61,116,070    $   564,235,757     20,194,575    $ 183,187,618
_____________________________________________________________________________________________________________________________
=============================================================================================================================

* Class R shares commenced sales on June 3, 2002.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                      CLASS A
                                                   ------------------------------------------------------------------------------
                                                                                SEVEN MONTHS
                                                     YEAR ENDED JULY 31,           ENDED             YEAR ENDED DECEMBER 31,
                                                   ------------------------       JULY 31,       --------------------------------
                                                     2002            2001           2000           1999        1998        1997
                                                   --------        --------    --------------    --------    --------    --------
Net asset value, beginning of period               $   9.08        $   8.77       $   8.80       $   9.58    $   9.46    $   9.28
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                0.43(a)         0.50(b)        0.34           0.60        0.62        0.63
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                           0.23            0.35          (0.03)         (0.78)       0.13        0.18
=================================================================================================================================
    Total from investment operations                   0.66            0.85           0.31          (0.18)       0.75        0.81
=================================================================================================================================
Less distributions:
  Dividends from net investment income                (0.46)          (0.54)         (0.34)         (0.60)      (0.63)      (0.61)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                      --              --             --             --          --       (0.02)
=================================================================================================================================
    Total distributions                               (0.46)          (0.54)         (0.34)         (0.60)      (0.63)      (0.63)
=================================================================================================================================
Net asset value, end of period                     $   9.28        $   9.08       $   8.77       $   8.80    $   9.58    $   9.46
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                        7.39%           9.91%          3.55%         (1.87)%      8.17%       9.07%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $473,104        $302,391       $221,636       $238,957    $245,613    $167,427
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets
  (including interest expense)                         0.94%(d)        1.32%          1.25%(e)       1.08%       1.20%       1.11%
=================================================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense)                         0.90%(d)        0.93%          0.98%(e)       0.89%       0.96%       1.00%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                               4.58%(a)(d)     5.61%          6.61%(e)       6.60%       6.43%       6.77%
=================================================================================================================================
Ratio of interest expense to average net assets        0.04%(d)        0.39%          0.27%(e)       0.19%       0.24%       0.11%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                 146%            194%            65%           141%        147%         99%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective August 31, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydowns gains and losses on asset-backed securities as adjustments to net investment income. Had the Fund not amortized on debt securities or recorded paydown gains and losses adjustment to investment income, the investment income per share would have been $0.47 and the ratio of net investment income to average net assets would have been 5.09%. In accordance with the AICPA Audit and Accounting Guide for investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $365,466,933.
(e)  Annualized.


                                                                                      CLASS B
                                                    ---------------------------------------------------------------------------
                                                                                SEVEN MONTHS
                                                      YEAR ENDED JULY 31,           ENDED           YEAR ENDED DECEMBER 31,
                                                    ------------------------      JULY 31,      -------------------------------
                                                      2002            2001          2000          1999        1998       1997
                                                    --------        --------    ------------    --------    --------    -------
Net asset value, beginning of period                $   9.11        $   8.79      $   8.82      $   9.59    $   9.46    $  9.28
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 0.37(a)         0.44(b)       0.30          0.53        0.55       0.56
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                            0.22            0.35         (0.04)        (0.77)       0.13       0.17
===============================================================================================================================
    Total from investment operations                    0.59            0.79          0.26         (0.24)       0.68       0.73
===============================================================================================================================
Less distributions:
  Dividends from net investment income                 (0.39)          (0.47)        (0.29)        (0.53)      (0.55)     (0.53)
-------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                       --              --            --            --          --      (0.02)
===============================================================================================================================
    Total distributions                                (0.39)          (0.47)        (0.29)        (0.53)      (0.55)     (0.55)
===============================================================================================================================
Net asset value, end of period                      $   9.31        $   9.11      $   8.79      $   8.82    $   9.59    $  9.46
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(c)                                         6.58%           9.17%         3.05%        (2.56)%      7.40%      8.16%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $613,306        $269,677      $177,032      $228,832    $237,919    $89,265
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets
  (including interest expense)                          1.69%(d)        2.08%         2.01%(e)      1.85%       1.96%      1.87%
===============================================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense)                          1.65%(d)        1.69%         1.74%(e)      1.66%       1.72%      1.76%
===============================================================================================================================
Ratio of net investment income to average net
  assets                                                3.83%(a)(d)     4.85%         5.85%(e)      5.83%       5.68%      6.01%
===============================================================================================================================
Ratio of interest expense to average net assets         0.04%(d)        0.39%         0.27%(e)      0.19%       0.24%      0.11%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                  146%            194%           65%          141%        147%        99%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydowns gains and losses on asset-backed securities as adjustments to net investment income. Had the Fund not amortized on debt securities or recorded paydowns gains and losses adjustments to net investment income, the net investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 4.35%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect the change in presentation.
(b)  Calculated using average shares outstanding.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $374,430,725.
(e)  Annualized.


                                                                                    CLASS C
                                                -------------------------------------------------------------------------------
                                                                                                                 AUGUST 4, 1997
                                                                           SEVEN MONTHS        YEAR ENDED         (DATE SALES
                                                  YEAR ENDED JULY 31,         ENDED           DECEMBER 31,       COMMENCED) TO
                                                -----------------------      JULY 31,      ------------------     DECEMBER 31,
                                                  2002           2001          2000         1999       1998           1997
                                                --------        -------    ------------    -------    -------    --------------
Net asset value, beginning of period            $   9.08        $  8.77      $  8.79       $  9.56    $  9.44        $ 9.33
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                             0.37(a)        0.44(b)      0.30          0.53       0.56          0.24
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                        0.21           0.34        (0.03)        (0.77)      0.11          0.10
===============================================================================================================================
    Total from investment operations                0.58           0.78         0.27         (0.24)      0.67          0.34
===============================================================================================================================
Less distributions:
  Dividends from net investment income             (0.39)         (0.47)       (0.29)        (0.53)     (0.55)        (0.22)
-------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                   --             --           --            --         --         (0.01)
===============================================================================================================================
    Total distributions                            (0.39)         (0.47)       (0.29)        (0.53)     (0.55)        (0.23)
===============================================================================================================================
Net asset value, end of period                  $   9.27        $  9.08      $  8.77       $  8.79    $  9.56        $ 9.44
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(c)                                     6.48%          9.08%        3.18%        (2.57)%     7.31%         3.64%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $127,114        $59,915      $34,206       $39,011    $38,026        $1,851
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets
  (including interest expense)                      1.69%(d)       2.08%        2.01%(e)      1.85%      1.96%         1.87%(e)
===============================================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense)                      1.65%(d)       1.69%        1.74%(e)      1.66%      1.72%         1.76%(e)
===============================================================================================================================
Ratio of net investment income to average
  net assets                                        3.83%(a)(d)    4.85%        5.85%(e)      5.83%      5.68%         6.01%(e)
===============================================================================================================================
Ratio of interest expense to average net
  assets                                            0.04%(d)       0.39%        0.27%(e)      0.19%      0.24%         0.11%(e)
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                              146%           194%          65%          141%       147%           99%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydowns gains and losses on asset-backed securities as adjustments to net investment income. Had the Fund not amortized premiums on debt securities or recorded paydowns gains and losses adjustments to net investment income, the net investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 4.35%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $82,392,196.
(e)  Annualized.


                                                                   CLASS R
                                                                -------------
                                                                JUNE 3, 2002
                                                                 (DATE SALES
                                                                COMMENCED) TO
                                                                  JULY 31,
                                                                    2002
                                                                -------------
Net asset value, beginning of period                               $ 9.13
-----------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.07(a)
-----------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             0.14
=============================================================================
    Total from investment operations                                 0.21
=============================================================================
Less distributions from net investment income                       (0.07)
=============================================================================
Net asset value, end of period                                     $ 9.27
_____________________________________________________________________________
=============================================================================
Total return(b)                                                      2.34%
_____________________________________________________________________________
=============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $   34
_____________________________________________________________________________
=============================================================================
Ratio of expenses to average net assets (including interest
  expense)                                                           1.19%(c)
=============================================================================
Ratio of expenses to average net assets (excluding interest
  expense                                                            1.15%(c)
=============================================================================
Ratio of net investment income to average net assets                 4.33%(a)(c)
=============================================================================
Ratio of interest expense to average net assets                      0.04%(c)
_____________________________________________________________________________
=============================================================================
Portfolio turnover rate                                               146%
_____________________________________________________________________________
=============================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydowns gains and losses on asset-backed securities as adjustments to net investment income. Had the Fund not amortized premiums on debt securities or recorded paydowns gains and losses adjustments to net investment income, the net investment income per share would have remained the same and the ratio of net investment to average net assets would have been 4.85%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $17,017.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Intermediate Government Fund
And Board of Trustees of AIM Investment Securities Funds:

We have audited the accompanying statement of assets and liabilities of AIM Intermediate Government Fund (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through July 31, 2000 were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Intermediate Government Fund as of July 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP

Houston, Texas
September 10, 2002

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

As of December 31, 2001

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

---------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND      TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH        AND/OR                                                               HELD BY TRUSTEE
THE TRUST                    OFFICER
                             SINCE
---------------------------------------------------------------------------------------------------------------------------------

INTERESTED PERSON

Robert H. Graham* - 1946      1988     Chairman, President and Chief Executive Officer, A I M     None
Trustee, Chairman and                  Management Group Inc. (financial services holding
President                              company); Chairman and President, A I M Advisors, Inc.
                                       (registered investment advisor); Director and Senior
                                       Vice President, A I M Capital Management, Inc.
                                       (registered investment advisor); Chairman, A I M
                                       Distributors, Inc. (registered broker dealer), A I M
                                       Fund Services, Inc. (registered transfer agent) and Fund
                                       Management Company (registered broker dealer); and
                                       Director and Vice Chairman, AMVESCAP PLC (parent of AIM
                                       and a global investment management firm)

INDEPENDENT TRUSTEES

Frank S. Bayley - 1939        2001     Of Counsel, law firm of Baker & McKenzie                   Badgley Funds, Inc. (registered
Trustee                                                                                           investment company)

Bruce L. Crockett - 1944      1992     Chairman, Crockett Technology Associates (technology       ACE Limited (insurance
Trustee                                consulting company)                                        company); and Captaris, Inc.
                                                                                                  (unified messaging provider)

Albert R. Dowden - 1941       2000     Chairman, Cortland Trust, Inc. (registered investment      None
Trustee                                company) and DHJ Media, Inc.; Director, Magellan
                                       Insurance Company; Member of Advisory Board of Rotary
                                       Power International (designer, manufacturer, and seller
                                       of rotary power engines); formerly, Director, President
                                       and CEO, Volvo Group North America, Inc.; and director
                                       of various affiliated Volvo companies

Edward K. Dunn, Jr. - 1935    1998     Formerly, Chairman, Mercantile Mortgage Corp.; Vice        None
Trustee                                Chairman, President and Chief Operating Officer,
                                       Mercantile-Safe Deposit & Trust Co.; and President,
                                       Mercantile Bankshares Corp.

Jack M. Fields - 1952         1997     Chief Executive Officer, Twenty First Century Group,       Administaff
Trustee                                Inc. (government affairs company)

Carl Frischling - 1937        1990     Partner, law firm of Kramer Levin Naftalis and Frankel     Cortland Trust, Inc.
Trustee                                LLP                                                        (registered investment company)

Prema Mathai-Davis - 1950     1998     Formerly, Chief Executive Officer, YWCA of the USA         None
Trustee

Lewis F. Pennock - 1942       1988     Partner, law firm of Pennock & Cooper                      None
Trustee

Ruth H. Quigley - 1935        2001     Retired                                                    None
Trustee

Louis S. Sklar - 1939         1990     Executive Vice President, Development and Operations,      None
Trustee                                Hines Interests Limited Partnership (real estate
                                       development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

--------------------------------------------------------------------------------

As of December 31, 2001

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-----------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND  TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH    AND/OR                                                               HELD BY TRUSTEE
THE TRUST                OFFICER
                         SINCE
-----------------------------------------------------------------------------------------------------------------------------

OTHER OFFICERS

Gary T. Crum - 1947       1991     Director and President, A I M Capital Management, Inc.;    N/A
Senior Vice President              Director and Executive Vice President, A I M Management
                                   Group Inc.; Director and Senior Vice President, A I M
                                   Advisors, Inc.; and Director, A I M Distributors, Inc.
                                   and AMVESCAP PLC

Carol F. Relihan - 1954   1988     Director, Senior Vice President, General Counsel and       N/A
Senior Vice President              Secretary, A I M Advisors, Inc. and A I M Management
and Secretary                      Group Inc.; Director, Vice President and General
                                   Counsel, Fund Management Company; and Vice President,
                                   A I M Fund Services, Inc., A I M Capital Management,
                                   Inc. and A I M Distributors, Inc.

Melville B. Cox - 1943    1992     Vice President and Chief Compliance Officer, A I M         N/A
Vice President                     Advisors, Inc. and A I M Capital Management, Inc.; and
                                   Vice President, A I M Fund Services, Inc.

Karen Dunn                1992     Senior Vice President, A I M Capital Management, Inc.;     N/A
Kelley - 1960                      Director and President, Fund Management Company; and
Vice President                     Vice President, A I M Advisors, Inc.

Dana R. Sutton - 1959     1988     Vice President and Fund Treasurer, A I M Advisors, Inc.    N/A
Vice President and
Treasurer

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
--------------------------------------------------------------------------------

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Ernst & Young LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               5 Houston Center
Houston, TX 77046               Suite 100                       Suite 100                       1401 McKinney, Suite 1200
                                Houston, TX 77046               Houston, TX 77046               Houston, TX 77010-2007

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       A I M Fund Services, Inc.       State Street Bank
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   and Trust Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103          New York, NY 10022                                              Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended July 31, 2002, 0% is eligible for the dividends received deduction for corporations.

REQUIRED STATE INCOME TAX INFORMATION (UNAUDITED)

Of the ordinary dividends paid, 19.27% was derived from U.S. Treasury
Obligations.

                            EQUITY FUNDS                                            FIXED-INCOME FUNDS

    DOMESTIC EQUITY FUNDS                INTERNATIONAL/GLOBAL EQUITY FUNDS       TAXABLE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                             MORE AGGRESSIVE                    MORE AGGRESSIVE

AIM Emerging Growth                     AIM Developing Markets                  AIM High Yield II
AIM Small Cap Growth(1)                 AIM European Small Company              AIM High Yield
AIM Aggressive Growth                   AIM Asia Pacific Growth(2)              AIM Strategic Income
AIM Opportunities I(2,3)                AIM International Emerging Growth       AIM Income
AIM Mid Cap Growth                      AIM Global Aggressive Growth            AIM Global Income
AIM Dent Demographic Trends             AIM European Growth(2)                  AIM Total Return Bond
AIM Opportunities II(2,3)               AIM International Growth(2)             AIM Intermediate Government
AIM Constellation                       AIM Global Growth                       AIM Short Term Bond
AIM Large Cap Growth                    AIM Worldwide Spectrum                  AIM Floating Rate
AIM Weingarten                          AIM Global Trends                       AIM Limited Maturity Treasury
AIM Opportunities III(2,3)              AIM International Core Equity(2)        AIM Money Market
AIM Small Cap Equity
AIM Capital Development                           MORE CONSERVATIVE                  MORE CONSERVATIVE
AIM Mid Cap Core Equity(2)
AIM Select Equity                                SECTOR EQUITY FUNDS             TAX-FREE FIXED-INCOME FUNDS
AIM Premier Equity II(2)
AIM Premier Equity(2)                              MORE AGGRESSIVE                    MORE AGGRESSIVE
AIM Blue Chip
AIM Mid Cap Basic Value                 AIM New Technology                      AIM High Income Municipal
AIM Large Cap Core Equity               AIM Global Science and Technology(2)    AIM Municipal Bond
AIM Charter                             AIM Global Energy                       AIM Tax-Free Intermediate
AIM Basic Value                         AIM Global Financial Services           AIM Tax-Exempt Cash
AIM Large Cap Basic Value               AIM Global Health Care
AIM Balanced                            AIM Global Utilities                         MORE CONSERVATIVE
AIM Basic Balanced                      AIM Real Estate
                                                                                       [AIM FUNDS LOGO]
    MORE CONSERVATIVE                             MORE CONSERVATIVE                --Registered Trademark--

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) On 3/18/02, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02:
AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective 10/1/02, the fund reopened to new investors. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after October 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages approximately $135 billion in assets for more than 9 million shareholders, including individual investors, corporate clients and financial institutions.*

     The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $364 billion in assets under management.*

*As of 6/30/02




                         INVEST WITH DISCIPLINE--Registered Trademark--
A I M Distributors, Inc.                                                GOV-AR-1

                          Annual Report / July 31, 2002

                       AIM LIMITED MATURITY TREASURY FUND


                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

================================================================================

                                  [COVER IMAGE]

                      ALEXANDER HAMILTON BY JOHN TRUMBULL

   As the United States' first Secretary of the Treasury, Alexander Hamilton provided the basic model for our present economic system. After the

  Revolutionary War, when the newly formed United States found itself deep in debt, Hamilton proposed issuing a new series of government bonds, which would presumably sell (and did) because of high public confidence in the new country.

 U.S. Treasury securities continue to be a popular investment choice today for the very same reason.

================================================================================

AIM Limited Maturity Treasury Fund is for shareholders who seek liquidity with minimum fluctuation of principal value, and, consistent with this objective, the highest total return achievable.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Limited Maturity Treasury Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, those figures reflect the maximum 1.00% sales charge.

o The fund's 30-day distribution rate reflects its most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end maximum offering price.

o The 30-day yield is calculated using a formula defined by the Securities and Exchange Commission (SEC). The formula is based on the portfolio's potential earnings from dividends, interest and yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses, calculated at maximum offering price, and annualized.

o   The fund's distribution rate and 30-day yield will differ.

o The fund's average annual total returns as of the close of the reporting period are shown in a table on the pages that follow. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 06/30/02, the most recent calendar quarter-end, which were: one year, 4.85%; five years, 5.49%; 10 years, 5.21%; inception (12/15/87), 6.21%.

o Had the advisor not absorbed fund expenses in the past, performance figures would have been lower.

o U.S. Treasury securities such as bills, notes and bonds offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value and yield will vary with market conditions.

o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

o The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman 1- to 2-Year U.S. Government Bond Index, which represents the performance of U.S. Treasury and U.S. government agency issues with maturities of one to two years, is compiled by Lehman Brothers, a well-known global investment bank.

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

 AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NEITHER GUARANTEED NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

     This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

SUPPLEMENT TO
ANNUAL REPORT
DATED 7/31/02

AIM LIMITED MATURITY TREASURY FUND

INSTITUTIONAL CLASS SHARES


The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain standards. Performance of Institutional Class shares will differ from performance of Class A shares due to differing sales charges and class expenses.


AVERAGE ANNUAL TOTAL RETURNS

For Periods Ended 7/31/02

Inception (7/13/87)        6.51%
10 years                   5.57
 5 years                   5.96
  1 year                   6.05


AVERAGE ANNUAL TOTAL RETURNS

For Periods Ended 6/30/02 (most recent calendar quarter-end)

Inception (7/13/87)        6.47%
10 years                   5.56
 5 years                   5.93
 1 year                    6.03


Share Value                NAV

7/31/01  $10.26
7/31/02  $10.53


Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call AIM toll free at 800-451-4246.


                                                   [AIM FUNDS LOGO APPEARS HERE]
                                                        --Registered Trademark--

A I M DISTRIBUTORS, INC.                                              LTD-INS-I

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           During the fiscal year ended July 31, 2002, our nation and
ROBERT H.           markets endured the effects of terrorism and war, an
GRAHAM]             economic downturn, and the worst bear market for equities in almost 60 years.

                       Yet another distressing challenge for us as investors has
                    been coping with reports of accounting irregularities at a few high-profile, publicly traded companies. These reports have damaged confidence in corporate governance and financial reporting--confidence that is essential to the efficient functioning of financial markets. Some investors have withdrawn from the stock market, and as a result, assets in money market funds and other fixed-income instruments have risen substantially.

                       It is worth noting that, despite extensive media coverage of these stories, the number of firms involved is very small considering that there are about 17,000 publicly traded companies in the United States. In addition, our public and private institutions are already adopting policies designed to improve the accuracy of financial reports. We strongly support these legislative and regulatory changes that seek to improve accurate financial disclosure and sounder business ethics.

   Among such efforts are those of the New York Stock Exchange, which has established new standards governing companies listed there. These standards increase the authority of and tighten the definition of independent directors; they raise qualification requirements for audit committee members and grant them sole authority for hiring auditors. In addition, the vast majority of affected companies complied with a new Securities and Exchange Commission requirement that senior officers of firms attest to the accuracy of their financial statements. As companies, accountants, and regulators focus on improving standards in this area, I am certain that our markets, and investors' trust in them, will strengthen.

DIVERSIFICATION AGAIN PROVES ITS WORTH

As declining investor confidence took its toll on the equity markets, the value of portfolio diversification once more became clear. Domestic equities, represented by the S&P 500 Index, produced total return of -23.62% for the fiscal year covered by this report. By contrast, fixed-income investments, with the exception of high-yield bonds, did well. The Lehman Aggregate Bond Index of investment-grade domestic bonds returned 7.53% for the year. Because high-yield bonds tend to behave more like equities than like other fixed-income securities, they produced negative results, with the Lehman High Yield Index returning -9.15% for the fiscal year.

   As always, but especially when markets are volatile, we encourage you to see your financial advisor for a fresh look at your portfolio. The value of many securities has changed significantly in the recent past, and the outperformance of fixed-income securities over equities may have significantly altered the character of your portfolio. Take this opportunity to re-examine your investment goals and make sure your portfolio still suits your objectives, time horizon, and risk tolerance.

YOUR FUND MANAGERS COMMENT

In the following pages your fund managers discuss factors that influenced your fund and how they managed the fund during the fiscal year covered by this report. We hope you find their discussion informative.

   Your fund has produced a positive total return for every fiscal year since its inception late in 1987. For the fiscal year ended July 31, 2002, the fund continued its long-term performance record. Class A shares posted a total return of 5.89% at NAV. The fund slightly underperformed the Lehman 1- to 2-year U.S. Government Bond Index, which returned 6.40%. As your fund managers explain in the pages that follow, this index includes agency issues as well as the pure U.S. Treasury issues in which AIM Limited Maturity Fund invests.

   You can find timely information about your fund and the markets on our Web site, www.aimfunds.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

   Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--. I look forward to our next report to you in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
August 22, 2002

FUND PROVIDES LOW RISK, STABILITY AND INCOME


HOW DID AIM LIMITED MATURITY TREASURY FUND PERFORM DURING THE FISCAL YEAR?

In keeping with the fund's objective of seeking liquidity with minimum fluctuation of principal value, the fund's per-share price varied only slightly over a year's time. During the fiscal year ended July 31, 2002, the fund's net asset value (NAV) per share remained between $10.24 and $10.54, less than a 3% swing. (Note: AIM Limited Maturity Treasury should not be confused with a money market fund, which attempts to maintain an NAV of $1.00. Although we seek to maintain a relatively stable NAV, the value of fund shares will fluctuate.)

   In addition to providing stability, the fund continued to provide regular monthly income. As of July 31, 2002, the fund's 30-day yield was 1.99%, and its 30-day distribution rate was 2.54%. Both figures are calculated at maximum offering price.

   For the fiscal year ended July 31, 2002, the fund's total return was 5.89%, excluding sales charges. During the same period, the Lehman 1- to 2-year U.S. Government Bond Index returned 6.40%. Though used as the fund's benchmark, that index is an imperfect fit for the fund's portfolio because it includes securities of government agencies. Typically, agency bonds offer higher interest rates because their risk levels are somewhat higher than those of Treasuries. Also, indexes have no expenses.

   The net assets in the fund grew from $510 million on July 31, 2001, to $699 million at the close of the fiscal year (July 31, 2002).

   During the 12-month period described in this report, the bond market significantly outperformed the stock market. Most stock indexes reported losses. The S&P 500, often cited as representing the performance of the U.S. stock market as a whole, returned -23.62%. The disparity between the negative returns of the equity market and the positive returns of the bond market highlights the importance of diversification and of maintaining less volatile investments within one's portfolio.

WHAT ECONOMIC TRENDS INFLUENCED THE BOND MARKET DURING THE PERIOD?

In November 2001, The Federal Reserve (the Fed) made its last rate cut to date, making the key federal funds rate 1.75%--its lowest level since 1961. With annualized gross domestic product (GDP) growth at 5% in the first quarter of 2002, economic recovery seemed imminent. There was concern that inflation would rise, which might prompt the Fed to raise short-term interest rates. Such a development could be detrimental to bonds, since prices of existing bonds generally decline as interest rates rise. Accordingly, bond prices sagged during March.

   Experts had cautioned that the seeming surge in growth was primarily due to the fact that because of dreary economic projections, manufacturers and retailers had allowed inventories to become depleted until finally shelves had to be restocked. As anticipated, the first quarter's growth was not sustainable, and GDP growth slowed to an annualized 1.1% in the second quarter. A very slow recovery was again being projected. April's slowing growth made a Fed rate increase appear less likely, and bond prices rebounded.

   Some economic forecasters indicated that there might be a "double-dip" recession--with the second dip still to come. This uncertainty, along with skepticism regarding corporate balance sheets, has led many investors to enter the fixed-income market. Because of their relative low risk and stability, and because doubt about corporate balance sheets has affected investors' willingness to purchase corporate bonds, government bonds have attracted many investors in 2002. Stock prices have declined, and government bond prices have risen.

YIELD CURVE--U.S. TREASURY SECURITIES

As of 7/31/02, with time to maturity

(Area of investment focus is between 1 and 2 years)

       [GRAPH]

3 mo         1.7%
6 mo         1.68%
1 yr         1.99%
2 yr         2.24%
5 yr         3.45%
10 yr        4.46%
30 yr        5.3%

Source: Bloomberg

U.S. Treasury Securities such as bills, notes and bonds offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value and yield will vary with market conditions.

HOW DID THESE CONDITIONS AFFECT THE FUND?

The fund has benefited from investors' lack of confidence in other types of investments. As stated earlier, the net assets of the fund grew appreciably over the fiscal year--an increase of 37%. June and July of 2002 saw considerable asset inflows into the fund.

HOW WAS THE FUND MANAGED TO DEAL WITH THE PREVAILING CONDITIONS?

Two-year Treasuries are considered among the safest and highest-quality securities. Because of their low risk, their rate of return is typically modest, but their liquidity is high, since there is a continuous market for them.

   We have remained constant with our time-tested portfolio management discipline. We purchase only two-year Treasury notes and keep them in the portfolio until one year before maturity. This strategy results from research that demonstrates that during most time periods, the period between one and two years before maturity is typically the region in which the slope of the yield curve is steepest, offering the most favorable risk/return ratio.

   As of July 31, 2002, we held 12 U.S. Treasury notes with a weighted average coupon rate of 3.06%. In the current market, as we sell notes according to our discipline, those we buy have had lower coupon rates. We believe that our continuous buy-sell discipline serves to provide the highest total return over time.

WHAT WERE CONDITIONS LIKE AT THE END OF THE FISCAL YEAR?

U.S. economic data remained mixed at best. Stock market weakness helped push bond yields lower. The confidence crisis meant that investors looked for less volatile investments; the almost non-existent credit risk in government bonds made them the most popular choice of all.

   We don't anticipate further easing of Fed funds rates, at least not by more than 25 basis points (0.25%) by the end of 2002. At the same time, inflation remains in check, and there's little evidence to suggest that inflation will take hold in a way that would require action in the other direction.

PORTFOLIO MANAGEMENT TEAM

Scot Johnson (Lead Manager)
Clint Dudley


          See important fund and index disclosures inside front cover.

YOUR FUND'S LONG-TERM PERFORMANCE

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 7/31/02, including sales charges

================================================================================

CLASS A SHARES
Inception (12/15/87)           6.25%
10 years                       5.23
 5 years                       5.51
 1 year                        4.87

Your fund's total return includes sales charges, expenses and management fees. For fund performance calculations and a description of the index cited on this page, please see the inside front cover.

Past performance cannot guarantee comparable future results. The returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

RESULTS OF A $10,000 INVESTMENT
7/31/92-7/31/02

                                [MOUNTAIN GRAPH]

                                           Lehman 1-2 Year U.S.
         AIM Limited Maturity                  Government
Date        Treasury Fund         Date         Bond Index
7/92          $ 9,900             7/92          $10,000
               10,005                            10,109
               10,161                            10,278
               10,302                            10,435
7/93           10,359             7/93           10,502
               10,475                            10,630
               10,586                            10,744
               10,472                            10,646
7/94           10,590             7/94           10,781
               10,638                            10,840
               10,750                            10,963
               11,006                            11,248
7/95           11,264             7/95           11,518
               11,455                            11,720
               11,698                            11,983
               11,684                            11,987
7/96           11,824             7/96           12,152
               12,076                            12,422
               12,214                            12,580
               12,327                            12,717
7/97           12,597             7/97           13,001
               12,769                            13,203
               12,993                            13,435
               13,109                            13,575
7/98           13,279             7/98           13,777
               13,643                            14,151
               13,709                            14,253
               13,779                            14,357
7/99           13,853             7/99           14,460
               14,001                            14,629
               14,035                            14,698
               14,219                            14,919
7/00           14,476             7/00           15,213
               14,725                            15,504
               15,186                            16,010
               15,438                            16,289
7/01           15,711             7/01           16,608
               16,150                            17,095
               16,171                            17,137
               16,303                            17,294
7/02           16,645             7/02           17,671

                              Source: Lehman Brothers

Past performance cannot guarantee comparable future results.

================================================================================

CALENDAR YEAR TOTAL RETURNS (%)  CLASS A SHARES EXCLUDING SALES CHARGES

1987    1988   1989   1990    1991   1992   1993   1994   1995   1996   1997   1998   1999   2000   2001
0.50%*  5.89%  9.64%  8.96%  10.48%  5.64%  4.45%  0.85%  9.40%  4.73%  5.97%  6.10%  2.64%  7.00%  7.54%

*Cumulative return from fund inception on 12/15/87

The graph above compares your fund to a benchmark index. It is intended to give you a general idea of how your fund performed compared to this benchmark over the period 7/31/92 to 7/31/02. It is important to understand the differences between your fund and this index. An index measures the performance of a hypothetical portfolio. A market index such as the Lehman 1-2 Year U.S. Government Bond Index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

   Performance shown in the chart and table do not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance for the index does not reflect the effects of taxes either.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JULY 31, 2002


                                                            PAR         MARKET
                                         MATURITY          (000S)       VALUE
U.S. TREASURY NOTES--99.03%
3.63%                              08/31/03 to 03/31/04   $113,300   $115,952,634
---------------------------------------------------------------------------------
2.75%                              09/30/03 to 10/31/03    113,100    114,483,803
---------------------------------------------------------------------------------
3.00%                              11/30/03 to 02/29/04    170,800    173,487,794
---------------------------------------------------------------------------------
3.25%                              12/31/03 to 05/31/04    113,800    116,080,418
---------------------------------------------------------------------------------
3.38%                                          04/30/04     56,800     58,077,432
---------------------------------------------------------------------------------
2.88%                                          06/30/04     56,800     57,559,416
---------------------------------------------------------------------------------
2.25%                                          07/31/04     56,800     56,831,240
=================================================================================
Total U.S. Treasury Notes (Cost
  $681,956,936)                                                       692,472,737
_________________________________________________________________________________
=================================================================================
TOTAL INVESTMENTS--99.03%                                             692,472,737
_________________________________________________________________________________
=================================================================================
OTHER ASSETS LESS
  LIABILITIES--0.97%                                                    6,755,426
_________________________________________________________________________________
=================================================================================
NET ASSETS--100.00%                                                  $699,228,163
_________________________________________________________________________________
=================================================================================

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------
JULY 31, 2002

ASSETS:

Investments, at market value (cost
  $681,956,936)                                $692,472,737
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                6,964,556
-----------------------------------------------------------
  Interest                                        4,575,706
-----------------------------------------------------------
Investment for deferred compensation plan            51,395
-----------------------------------------------------------
Other assets                                         55,650
===========================================================
    Total assets                                704,120,044
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                          4,411,765
-----------------------------------------------------------
  Amount due custodian                               27,710
-----------------------------------------------------------
  Dividends                                         231,849
-----------------------------------------------------------
  Deferred compensation plan                         51,395
-----------------------------------------------------------
Accrued distribution fees                           130,212
-----------------------------------------------------------
Accrued trustees' fees                                  784
-----------------------------------------------------------
Accrued transfer agent fees                           3,409
-----------------------------------------------------------
Accrued operating expenses                           34,757
===========================================================
    Total liabilities                             4,891,881
===========================================================
Net assets applicable to shares outstanding    $699,228,163
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $696,258,551
___________________________________________________________
===========================================================
Institutional Class                            $  2,969,612
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                          66,096,475
___________________________________________________________
===========================================================
Institutional Class                                 281,956
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      10.53
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.53 divided by
      99.00%)                                  $      10.64
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      10.53
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2002

INVESTMENT INCOME:

Interest                                        $22,206,649
===========================================================

EXPENSES:

Advisory fees                                     1,200,432
-----------------------------------------------------------
Administrative services fees                        122,783
-----------------------------------------------------------
Custodian fees                                       29,855
-----------------------------------------------------------
Distribution fees -- Class A                        921,799
-----------------------------------------------------------
Transfer agent fees -- Class A                      513,161
-----------------------------------------------------------
Transfer agent fees -- Institutional Class            2,097
-----------------------------------------------------------
Trustees' fees                                       11,040
-----------------------------------------------------------
Other                                               168,902
===========================================================
    Total expenses                                2,970,069
===========================================================
Less: Expenses paid indirectly                       (7,145)
===========================================================
    Net expenses                                  2,962,924
===========================================================
Net investment income                            19,243,725
===========================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities     12,398,048
-----------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                           4,356,374
===========================================================
Net gain from investment securities              16,754,422
===========================================================
Net increase in net assets resulting from
  operations                                    $35,998,147
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED JULY 31, 2002 AND 2001

                                                                  2002            2001
                                                              ------------    ------------
OPERATIONS:

  Net investment income                                       $ 19,243,725    $ 18,352,135
------------------------------------------------------------------------------------------
  Net realized gain from investment securities                  12,398,048       3,891,256
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                   4,356,374       6,182,255
==========================================================================================
    Net increase in net assets resulting from operations        35,998,147      28,425,646
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                      (19,170,139)    (18,285,550)
------------------------------------------------------------------------------------------
  Institutional Class                                              (70,078)        (99,845)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      171,767,941     197,751,141
------------------------------------------------------------------------------------------
  Institutional Class                                            1,091,152        (693,669)
==========================================================================================
    Net increase in net assets                                 189,617,023     207,097,723
==========================================================================================

NET ASSETS:

  Beginning of year                                            509,611,140     302,513,417
==========================================================================================
  End of year                                                 $699,228,163    $509,611,140
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $681,588,473    $508,729,380
------------------------------------------------------------------------------------------
  Undistributed net investment income                                   --          (3,506)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                   7,123,889      (5,023,381)
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities              10,515,801       5,908,647
==========================================================================================
                                                              $699,228,163    $509,611,140
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JULY 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Limited Maturity Treasury Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management company consisting of eight separate series portfolios each having an unlimited number of shares of beneficial interests. The Fund currently offers two different classes of shares: Class A shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek liquidity with minimum fluctuation in principal value and, consistent with this objective, the highest total return achievable.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.


A. SECURITY VALUATIONS -- Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       On July 31, 2002, undistributed net investment income was increased and undistributed net realized gains was decreased by $250,778 as a result of differing book/tax treatments of bond premium amortization. Net assets of the Fund were unaffected by the reclassification discussed above.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--CHANGE IN ACCOUNTING PRINCIPLE

As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Prior to August 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $250,780 reduction in the cost of securities and a corresponding $250,780 increase in net unrealized gains and losses, based on securities held by the Fund on August 1, 2001.

  The effect of this change in the current period was to decrease net investment income by $1,026,779, to increase net unrealized gains and losses by $627,423 and to increase net realized gains and losses by $399,356. As a result the net investment income per share was decreased by $0.01, and the ratio of net investment income to average net assets was decreased by 0.17%.

NOTE 3--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.20% on the first $500 million of the Fund's average daily net assets, plus 0.175% on the Fund's average daily net assets in excess of $500 million.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2002, AIM was paid $122,783 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended July 31, 2002, AFS retained $258,614 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and the Institutional Class. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares. The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.15% of the Fund's average daily net assets of Class A shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of Class A shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total sales charges, including asset-based sales charges that may be paid by the Fund. For the year ended July 31, 2002, the Fund paid AIM Distributors $921,799 as compensation under the Plan.

  AIM Distributors retained commissions of $262,205 from sales of the Class A shares of the Fund during the year ended July 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended July 31, 2002, AIM Distributors received $82,921 and $0 in contingent deferred sales charges imposed on redemptions of Class A and Institutional Class shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS, and AIM Distributors.

  During the year ended July 31, 2002, the Fund paid legal fees of $5,300 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.

NOTE 4--INDIRECT EXPENSES

For the year ended July 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $7,145 under an expense offset arrangement which resulted in a reduction of the Fund's net expenses of $7,145.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 6--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended July 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the years ended July 31, 2002 and 2001 were as follows:

                                      2002           2001
                                   -----------    -----------
Distributions paid from ordinary
  income                           $19,240,217    $18,385,395
_____________________________________________________________
=============================================================


  As of July 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                   $ 7,487,787
-----------------------------------------------------------
Unrealized appreciation                          10,151,903
===========================================================
                                                $17,639,690
___________________________________________________________
===========================================================


  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and timing differences.


NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 2002 was $1,091,795,482 and $906,163,340, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of July 31, 2002 was as follows:

Aggregate unrealized appreciation of investment securities    $10,219,199
-------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities           --
=========================================================================
Net unrealized appreciation of investment securities          $10,219,199
_________________________________________________________________________
=========================================================================
Cost of investments for tax purposes is $682,253,538.


NOTE 9--SHARE INFORMATION

Changes in shares outstanding during the years ended July 31, 2002 and 2001 were as follows:

                                                                          2002                            2001
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------    -------------    -----------    -------------
Sold:
  Class A                                                      75,803,443    $ 786,911,782     53,134,054    $ 540,139,806
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             184,259        1,912,257         40,446          411,876
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       1,557,231       16,184,908      1,557,471       15,770,377
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                 238            2,477            184            1,869
==========================================================================================================================
Reacquired:
  Class A                                                     (60,767,295)    (631,328,749)   (35,304,325)    (358,159,042)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             (79,249)        (823,582)      (110,347)      (1,107,414)
==========================================================================================================================
                                                               16,698,627    $ 172,859,093     19,317,483    $ 197,057,472
__________________________________________________________________________________________________________________________
==========================================================================================================================

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                         CLASS A
                                                              --------------------------------------------------------------
                                                                                   YEAR ENDED JULY 31,
                                                              --------------------------------------------------------------
                                                                2002              2001        2000        1999        1998
                                                              --------          --------    --------    --------    --------
Net asset value, beginning of period                          $  10.26          $   9.96    $  10.03    $  10.07    $  10.07
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.33(a)           0.52(b)     0.51        0.47        0.53
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.27              0.31       (0.07)      (0.04)         --
============================================================================================================================
    Total from investment operations                              0.60              0.83        0.44        0.43        0.53
============================================================================================================================
Less distributions from net investment income                    (0.33)            (0.53)      (0.51)      (0.47)      (0.53)
============================================================================================================================
Net asset value, end of period                                $  10.53          $  10.26    $   9.96    $  10.03    $  10.07
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(c)                                                   5.89%             8.53%       4.50%       4.32%       5.42%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $696,259          $507,799    $300,058    $390,018    $345,355
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets                           0.48%(d)          0.56%       0.54%       0.54%       0.54%
============================================================================================================================
Ratio of net investment income to average net assets              3.12%(a)(d)       5.15%       5.07%       4.61%       5.29%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                            149%              137%        122%        184%        133%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.34 and the ratio of net investment income to average net assets would have been 3.29%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c)  Does not include sales charges.
(d)  Ratios are based on average daily net assets of $614,532,639.


                                                                                  INSTITUTIONAL CLASS
                                                              -----------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                                              -----------------------------------------------------------
                                                               2002             2001          2000      1999       1998
                                                              ------          -----------    ------    -------    -------
Net asset value, beginning of period                          $10.26            $ 9.96       $10.03    $ 10.07    $ 10.07
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.34(a)           0.54(b)      0.54       0.49       0.56
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.27              0.31        (0.07)     (0.04)        --
=========================================================================================================================
    Total from investment operations                            0.61              0.85         0.47       0.45       0.56
=========================================================================================================================
Less distributions from net investment income                  (0.34)            (0.55)       (0.54)     (0.49)     (0.56)
=========================================================================================================================
Net asset value, end of period                                $10.53            $10.26       $ 9.96    $ 10.03    $ 10.07
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return                                                    6.05%             8.80%        4.78%      4.55%      5.66%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,970            $1,812       $2,455    $17,131    $50,609
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets                         0.34%(c)          0.33%(d)     0.29%      0.31%      0.32%
=========================================================================================================================
Ratio of net investment income to average net assets            3.26%(a)(c)       5.38%        5.31%      4.84%      5.51%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                          149%              137%         122%       184%       133%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and the Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premium on debt securities, the net investment income per share would have been $0.35 and the ratio of net investment income to average assets would have been 3.43%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c)  Ratios are based on average daily net assets of $2,165,576.
(d) Including expense reimbursement. Ratio of expenses to average net assets excluding reimbursement is 0.41%.

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders of AIM Limited Maturity Treasury Fund
And Board of Trustees of AIM Investment Securities Funds:

We have audited the accompanying statement of assets and liabilities of AIM Limited Maturity Treasury Fund (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended July 31, 2000 were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those financial highlights.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Limited Maturity Treasury Fund as of July 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                               /s/ ERNST & YOUNG LLP

Houston, Texas
September 10, 2002

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

As of December 31, 2001

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

---------------------------------------------------------------------------------------------------------------------------------
                             TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                OTHER DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND      AND/OR                                                               HELD BY TRUSTEE
POSITION(S) HELD WITH        OFFICER
THE TRUST                    SINCE
---------------------------------------------------------------------------------------------------------------------------------

INTERESTED PERSON

Robert H. Graham* - 1946      1988     Chairman, President and Chief Executive Officer, A I M     None
Trustee, Chairman and                  Management Group Inc. (financial services holding
President                              company); Chairman and President, A I M Advisors, Inc.
                                       (registered investment advisor); Director and Senior
                                       Vice President, A I M Capital Management, Inc.
                                       (registered investment advisor); Chairman, A I M
                                       Distributors, Inc. (registered broker dealer), A I M
                                       Fund Services, Inc. (registered transfer agent) and Fund
                                       Management Company (registered broker dealer); and
                                       Director and Vice Chairman, AMVESCAP PLC (parent of AIM
                                       and a global investment management firm)

INDEPENDENT TRUSTEES

Frank S. Bayley - 1939        2001     Of Counsel, law firm of Baker & McKenzie                   Badgley Funds, Inc. (registered
Trustee                                                                                           investment company)

Bruce L. Crockett - 1944      1992     Chairman, Crockett Technology Associates (technology       ACE Limited (insurance
Trustee                                consulting company)                                        company); and Captaris, Inc.
                                                                                                  (unified messaging provider)

Albert R. Dowden - 1941       2000     Chairman, Cortland Trust, Inc. (registered investment      None
Trustee                                company) and DHJ Media, Inc.; Director, Magellan
                                       Insurance Company; Member of Advisory Board of Rotary
                                       Power International (designer, manufacturer, and seller
                                       of rotary power engines); formerly, Director, President
                                       and CEO, Volvo Group North America, Inc.; and director
                                       of various affiliated Volvo companies

Edward K. Dunn, Jr. - 1935    1998     Formerly, Chairman, Mercantile Mortgage Corp.; Vice        None
Trustee                                Chairman, President and Chief Operating Officer,
                                       Mercantile-Safe Deposit & Trust Co.; and President,
                                       Mercantile Bankshares Corp.

Jack M. Fields - 1952         1997     Chief Executive Officer, Twenty First Century Group,       Administaff
Trustee                                Inc. (government affairs company)

Carl Frischling - 1937        1990     Partner, law firm of Kramer Levin Naftalis and Frankel     Cortland Trust, Inc.
Trustee                                LLP                                                        (registered investment company)

Prema Mathai-Davis - 1950     1998     Formerly, Chief Executive Officer, YWCA of the USA         None
Trustee

Lewis F. Pennock - 1942       1988     Partner, law firm of Pennock & Cooper                      None
Trustee

Ruth H. Quigley - 1935        2001     Retired                                                    None
Trustee

Louis S. Sklar - 1939         1990     Executive Vice President, Development and Operations,      None
Trustee                                Hines Interests Limited Partnership (real estate
                                       development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

--------------------------------------------------------------------------------

As of December 31, 2001

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-----------------------------------------------------------------------------------------------------------------------------
                         TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                OTHER DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND  AND/OR                                                               HELD BY TRUSTEE
POSITION(S) HELD WITH    OFFICER
THE TRUST                SINCE
-----------------------------------------------------------------------------------------------------------------------------

OTHER OFFICERS

Gary T. Crum - 1947       1991     Director and President, A I M Capital Management, Inc.;    N/A
Senior Vice President              Director and Executive Vice President, A I M Management
                                   Group Inc.; Director and Senior Vice President, A I M
                                   Advisors, Inc.; and Director, A I M Distributors, Inc.
                                   and AMVESCAP PLC

Carol F. Relihan - 1954   1988     Director, Senior Vice President, General Counsel and       N/A
Senior Vice President              Secretary, A I M Advisors, Inc. and A I M Management
and Secretary                      Group Inc.; Director, Vice President and General
                                   Counsel, Fund Management Company; and Vice President,
                                   A I M Fund Services, Inc., A I M Capital Management,
                                   Inc. and A I M Distributors, Inc.

Melville B. Cox - 1943    1992     Vice President and Chief Compliance Officer, A I M         N/A
Vice President                     Advisors, Inc. and A I M Capital Management, Inc.; and
                                   Vice President, A I M Fund Services, Inc.

Karen Dunn                1992     Senior Vice President, A I M Capital Management, Inc.;     N/A
Kelley - 1960                      Director and President, Fund Management Company; and
Vice President                     Vice President, A I M Advisors, Inc.

Dana R. Sutton - 1959     1988     Vice President and Fund Treasurer, A I M Advisors, Inc.    N/A
Vice President and
Treasurer

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
-----------------------------------------------------------------------------------------------------------------------------

OFFICE OF THE FUND      INVESTMENT ADVISOR        DISTRIBUTOR                AUDITORS
11 Greenway Plaza       A I M Advisors, Inc.      A I M Distributors, Inc.   Ernst & Young LLP
Suite 100               11 Greenway Plaza         11 Greenway Plaza          5 Houston Center
Houston, TX 77046       Suite 100                 Suite 100                  1401 McKinney, Suite 1200
                        Houston, TX 77046         Houston, TX 77046          Houston, TX 77010-2007

COUNSEL TO THE FUND     COUNSEL TO THE TRUSTEES   TRANSFER AGENT             CUSTODIAN
Ballard Spahr           Kramer, Levin, Naftalis   A I M Fund Services, Inc.  The Bank of New York
Andrews & Ingersoll,    & Frankel LLP             P.O. Box 4739              90 Washington Street,
LLP                     919 Third Avenue          Houston, TX 77210-4739     11th Floor
1735 Market Street      New York, NY 10022                                   New York, NY 10286
Philadelphia, PA 19103

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended July 31, 2002, 0% is eligible for the dividends received deduction for corporations.

REQUIRED STATE INCOME TAX INFORMATION (UNAUDITED)

Of the ordinary dividends paid, 100% was derived from U.S. Treasury Obligations.

                      EQUITY FUNDS                                           FIXED-INCOME FUNDS

    DOMESTIC EQUITY FUNDS         INTERNATIONAL/GLOBAL EQUITY FUNDS            TAXABLE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                    MORE AGGRESSIVE                          MORE AGGRESSIVE
AIM Emerging Growth                  AIM Developing Markets                  AIM High Yield II
AIM Small Cap Growth(1)              AIM European Small Company              AIM High Yield
AIM Aggressive Growth                AIM Asia Pacific Growth(2)              AIM Strategic Income
AIM Opportunities I(2,3)             AIM International Emerging Growth       AIM Income
AIM Mid Cap Growth                   AIM Global Aggressive Growth            AIM Global Income
AIM Dent Demographic Trends          AIM European Growth(2)                  AIM Total Return Bond
AIM Opportunities II(2,3)            AIM International Growth(2)             AIM Intermediate Government
AIM Constellation                    AIM Global Growth                       AIM Short Term Bond
AIM Large Cap Growth                 AIM Worldwide Spectrum                  AIM Floating Rate
AIM Weingarten                       AIM Global Trends                       AIM Limited Maturity Treasury
AIM Opportunities III(2,3)           AIM International Core Equity(2)        AIM Money Market
AIM Small Cap Equity
AIM Capital Development                   MORE CONSERVATIVE                        MORE CONSERVATIVE
AIM Mid Cap Core Equity(2)
AIM Select Equity                        SECTOR EQUITY FUNDS                   TAX-FREE FIXED-INCOME FUNDS
AIM Premier Equity II(2)
AIM Premier Equity(2)                     MORE AGGRESSIVE                          MORE AGGRESSIVE
AIM Blue Chip
AIM Mid Cap Basic Value              AIM New Technology                      AIM High Income Municipal
AIM Large Cap Core Equity            AIM Global Science and Technology(2)    AIM Municipal Bond
AIM Charter                          AIM Global Energy                       AIM Tax-Free Intermediate
AIM Basic Value                      AIM Global Financial Services           AIM Tax-Exempt Cash
AIM Large Cap Basic Value            AIM Global Health Care
AIM Balanced                         AIM Global Utilities                          MORE CONSERVATIVE
AIM Basic Balanced                   AIM Real Estate
                                                                                 [AIM LOGO APPEARS HERE]
       MORE CONSERVATIVE                  MORE CONSERVATIVE                     --Registered Trademark--

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1)On 3/18/02, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (2)The following fund name changes became effective 7/1/02:
AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3)Effective 10/1/02, the fund reopened to new investors. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after October 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages approximately $135 billion in assets for more than 9 million shareholders, including individual investors, corporate clients and Financial institutions.*
   The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $364 billion in assets under management.*

*As of 6/30/02

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--


A I M DISTRIBUTORS, INC.                                                LTD-AR-1

                          ANNUAL REPORT / JULY 31, 2002

                              AIM MONEY MARKET FUND

                                 [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           The first half of the fiscal year ended July 31, 2002, was
ROBERT H.           characterized by economic weakness, declining interest
GRAHAM]             rates, and horrific terrorist attacks against the United
                    States. The second half of the fiscal year was characterized by a slowly recovering economy, stable interest rates, and reports of accounting irregularities.

                    THE ECONOMY AND THE FED

                    As the fiscal year began, the economy was weakening and the U.S. Federal Reserve (the Fed) was aggressively cutting short-term interest rates to bolster growth. In the third quarter of 2001, gross domestic product (GDP), the broadest measure of U.S. economic activity, contracted. In November, the National Bureau of Economic Research declared that the economy had slipped into a manufacturing-led recession in
March. While the events of September 11, 2001, exacerbated economic weakness and unemployment, consumer spending remained surprisingly strong. Short-term interest rates began the fiscal year at 3.75% and ended it at 1.75%, the lowest rate since 1961.

INVESTORS SEEK RELATIVE SAFETY

Economic weakness and stock market volatility caused many investors to exit the stock market and seek relative safety in money market funds or fixed-income investments--even though historically low interest rates depressed yields on such investments. Inflows into money market funds and fixed-income investments were strong for the fiscal year as a whole. The fund's total net assets rose from $1.46 billion at the start of the fiscal year to $1.96 billion at its close.

    At the close of the fiscal year, the seven-day yield for the fund's Cash Reserve shares, Class B shares, Class C shares, and Class R shares, was 0.87%, 0.10%, 0.11%, and 0.59%, respectively. The fund's weighted average maturity stood at 44 days. As always, we managed the fund to be consistent with its three investment objectives:

    o  Safety - providing the highest possible safety of principal

    o  Liquidity - investing in securities that offer liquidity of assets

    o Yield - seeking the highest possible yield consistent with safety of principal

    The fund pursues these objectives by investing in high-quality money market instruments including commercial paper, repurchase agreements, and U.S. Treasury and U.S. government agency securities. Please remember that an investment in the fund is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

SIGNS OF RECOVERY

As the fiscal year drew to a close, the economy was recovering--but there was uncertainty about the pace of that recovery. First quarter 2002 GDP grew at a robust annualized rate of 5.0%, but initial estimates placed second quarter GDP growth at a modest 1.1%. In its July "beige book" report, the Fed reported modest and uneven growth across sectors and regions, mixed retail sales, an improving manufacturing industry, and a relatively stable labor market. Together with the lack of any inflationary threat, these signals are likely to prompt the Fed to wait for more definitive data before raising or lowering interest rates. We believe AIM Money Market Fund will continue to represent a sensible component of a well-diversified investment portfolio, and I look forward to our next report to you in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman

August 22, 2002

================================================================================

                                 [COVER IMAGE]

                                   COVER ART:
                                  WATER LILIES
                                BY CLAUDE MONET

================================================================================

PORTFOLIO MANAGEMENT TEAM

Karen Dunn Kelley               Dineen Hughes                   Michael Marek
Lyman Missimer III              Marcel S. Theriot               Colleen Ziegler
Marques Mercier                 Eric Lane

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JULY 31, 2002


                                                         PAR
                                            MATURITY    (000)         VALUE
COMMERCIAL PAPER-32.28%(a)

ASSET-BACKED SECURITIES-COMMERCIAL
  LOANS/LEASES-9.09%

Atlantis One Funding Corp.(b)
  1.98%                                     08/01/02   $ 35,000   $   35,000,000
--------------------------------------------------------------------------------
  1.90%                                     09/16/02     47,200       47,085,409
--------------------------------------------------------------------------------
Fountain Square Commercial Funding
  Corp.(b)
  1.80%                                     09/18/02     15,124       15,087,702
--------------------------------------------------------------------------------
Stellar Funding Group, Inc.(b)
  1.79%                                     08/09/02     22,712       22,702,966
--------------------------------------------------------------------------------
  1.80%                                     08/14/02     10,000        9,993,500
--------------------------------------------------------------------------------
  2.02%                                     08/20/02      3,001        2,997,801
--------------------------------------------------------------------------------
  1.80%                                     08/21/02     15,000       14,985,000
--------------------------------------------------------------------------------
  2.02%                                     08/23/02      4,286        4,280,709
--------------------------------------------------------------------------------
  1.79%                                     09/20/02     14,000       13,965,194
--------------------------------------------------------------------------------
  1.80%                                     09/30/02     11,974       11,938,078
================================================================================
                                                                     178,036,359
================================================================================

ASSET-BACKED SECURITIES-CONSUMER
  FINANCE-4.79%

Thunder Bay Funding Inc.(b)
  1.80%                                     08/15/02     14,000       13,990,200
--------------------------------------------------------------------------------
  1.78%                                     09/16/02     80,000       79,818,044
================================================================================
                                                                      93,808,244
================================================================================

ASSET-BACKED SECURITIES-FULLY BACKED-2.06%

Enterprise Funding Corp. (LOC-Bank of
  America N.A.)(b)
  1.84%                                     08/26/02     10,500       10,486,583
--------------------------------------------------------------------------------
Newport Funding Corp.(b)(c)
  1.85%                                     11/19/02     30,000       29,830,875
================================================================================
                                                                      40,317,458
================================================================================

ASSET-BACKED SECURITIES-
  MULTI-PURPOSE-4.11%

Charta Corp.(b)(c)
  1.81%                                     08/12/02     47,000       46,974,006
--------------------------------------------------------------------------------
Jupiter Securitization Corp.(b)
  1.79%                                     08/06/02     14,268       14,264,453
--------------------------------------------------------------------------------
  1.78%                                     09/18/02     19,290       19,244,219
================================================================================
                                                                      80,482,678
================================================================================

ASSET-BACKED SECURITIES-TRADE
  RECEIVABLES-3.56%

FCAR Owner Trust-Series II
  1.90%                                     10/07/02     30,000       29,893,917
--------------------------------------------------------------------------------
  1.80%                                     10/23/02     20,000       19,917,000
--------------------------------------------------------------------------------
  1.80%                                     11/14/02     20,000       19,895,000
================================================================================
                                                                      69,705,917
================================================================================

                                                         PAR
                                            MATURITY    (000)         VALUE

BANKS-1.27%

Dresdner U.S. Finance, Inc. (Germany)
  1.98%                                     11/12/02   $ 25,000   $   24,858,375
================================================================================

DIVERSIFIED FINANCIAL SERVICES-6.34%

CIT Group Inc. (The)
  1.85%(b)                                  09/23/02     10,000        9,972,764
--------------------------------------------------------------------------------
  1.88%                                     10/31/02     50,000       49,762,389
--------------------------------------------------------------------------------
  1.86%(b)                                  11/01/02     40,000       39,809,867
--------------------------------------------------------------------------------
National Australia Funding
  2.09%                                     02/07/03     25,000       24,724,236
================================================================================
                                                                     124,269,256
================================================================================

DIVERSIFIED METALS & MINING-1.06%

Rio Tinto America, Inc.(b)
  1.80%                                     08/16/02     20,759       20,743,431
================================================================================
    Total Commercial Paper (Cost
      $632,221,718)                                                  632,221,718
================================================================================

SHORT-TERM OBLIGATIONS-15.09%

CONSUMER FINANCE-1.09%

World Omni Auto Receivables Trust-Series
  2002-A
  1.87%                                     07/15/03     21,300       21,300,000
================================================================================

DIVERSIFIED FINANCIAL SERVICES-4.24%

Credit Suisse First Boston (Switzerland),
  Gtd. Medium Term Floating Rate Notes,
  1.92%(d)(e)                               08/20/02     33,000       33,000,000
--------------------------------------------------------------------------------
M-Market Trust Lilly-Series 2002A,
  Floating Rate Notes,
  1.89%(b)                                  06/03/03     50,000       50,000,000
================================================================================
                                                                      83,000,000
================================================================================

U.S. GOVERNMENT AGENCIES-9.76%

Federal Home Loan Bank,
  Unsec. Floating Rate Bonds,
  1.68%(e)                                  08/13/02     25,000       24,999,724
--------------------------------------------------------------------------------
  Unsec. Bonds,
  2.11%                                     08/12/03     30,000       30,000,000
--------------------------------------------------------------------------------
  2.25%                                     08/14/03     40,000       40,000,000
--------------------------------------------------------------------------------
Overseas Private Investment, Gtd. Floating
  Rate Participation Ctfs.,
  1.76%(f)                                  07/15/03     18,000       18,000,000
--------------------------------------------------------------------------------
  1.76%(f)                                  12/15/14     15,900       15,900,000
--------------------------------------------------------------------------------
  1.76%(f)                                  01/15/15      8,450        8,450,000
--------------------------------------------------------------------------------
  1.76%(f)                                  05/15/15     53,900       53,900,000
================================================================================
                                                                     191,249,724
================================================================================


                                                         PAR
                                            MATURITY    (000)         VALUE
U.S. GOVERNMENT AGENCIES-(CONTINUED)

    Total Short-Term Obligations (Cost
      $295,549,724)                                               $  295,549,724
================================================================================

VARIABLE RATE DEMAND NOTES-8.64%

BANKS-LETTER OF CREDIT-6.34%

Capital One Funding Corp.-Series 00-D,
  Floating Rate Notes (LOC-Bank One,
  Texas, N.A.),
  1.92%(f)                                  05/01/26   $  8,500        8,500,000
--------------------------------------------------------------------------------
  Series 97-E, Floating Rate Notes
  (LOC-Bank One, Texas, N.A.),
  1.92%(f)                                  08/01/12      9,649        9,649,000
--------------------------------------------------------------------------------
Colorado (State of) Health Facilities
  Authority (National Benevolent
  Association); Series E RB (LOC-KBC Bank
  N.V.),
  1.90%(f)                                  03/01/30      9,650        9,650,000
--------------------------------------------------------------------------------
Family Express Corp., LLC-Series A, Loan
  Program Notes (LOC-First of America Bank
  N.A.),
  1.92%(f)                                  04/01/28      9,070        9,070,000
--------------------------------------------------------------------------------
Health Midwest Ventures-Series 94-A,
  Floating Rate Notes (LOC-Bank of America
  N.A.),
  2.62%(f)                                  08/01/19     16,860       16,860,000
--------------------------------------------------------------------------------
KBL Capital Fund Inc.-Series A, Loan
  Program Notes (LOC-National City Bank),
  1.92%(f)                                  05/01/27     16,730       16,730,000
--------------------------------------------------------------------------------
Miami-Dade (County of) Industrial
  Development Authority (Dolphins
  Stadium); IDR (LOC-Societe Generale),
  1.90%(f)                                  07/01/22        100          100,000
--------------------------------------------------------------------------------
Mississippi Business Finance Corp.
  (Telepak Inc. Project); IDR (LOC-First
  Union National Bank),
  1.84%(f)                                  09/01/15     20,000       20,000,000
--------------------------------------------------------------------------------
Mississippi Business Finance Corp.
  (Viking Range Corp. Project);
  IDR (LOC-Bank of
  America N.A.),
  1.89%(f)                                  06/01/15     15,230       15,230,000
--------------------------------------------------------------------------------
Missouri (State of) Development Finance
  Board (Historic Restoration Inc.);
  Series A RAN (LOC-Firstar Bank),
  2.05%(f)                                  12/01/05     11,000       11,000,000
--------------------------------------------------------------------------------
Port Blakely Communities; Series C RB
  (LOC-Bank of America N.A.),
  1.75%(f)                                  02/15/21      7,500        7,500,000
================================================================================
                                                                     124,289,000
================================================================================

INSURED-1.79%

Illinois (State of) Health Facilities
  Authority (Loyola University Health
  Systems); Series C RB,
  1.80%(c)(f)                               07/01/24     12,420       12,420,000
--------------------------------------------------------------------------------

                                                         PAR
                                            MATURITY    (000)         VALUE
INSURED-(CONTINUED)

Michigan (State of) Housing Development
  Authority; Series C RB,
  1.85%(c)(f)                               12/01/20   $  6,405   $    6,405,000
--------------------------------------------------------------------------------
SSM Health Care (SSMC Obligated Group);
  Montana Health Facilities, Series E RB,
  1.85%(c)(f)                               06/01/25     16,200       16,200,000
================================================================================
                                                                      35,025,000
================================================================================

NON-BANKS GUARANTEED-0.51%

Mississippi Business Finance Corp. (GE
  Plastics Project); IDR,
  1.82%(f)                                  02/01/23     10,000       10,000,000
================================================================================
    Total Variable Rate Demand Notes (Cost
      $169,314,000)                                                  169,314,000
================================================================================

CERTIFICATES OF DEPOSIT-7.55%

BANKS-7.55%

Banque Nationale de Paris (France)
  2.00%                                     09/27/02     25,000       25,000,000
--------------------------------------------------------------------------------
Barclays Bank PLC (United Kingdom)
  1.97%                                     09/24/02     30,000       30,000,223
--------------------------------------------------------------------------------
Danske Bank A/S (Denmark)
  2.00%                                     08/01/03     11,000       11,000,000
--------------------------------------------------------------------------------
Lloyds TSB Bank PLC (United Kingdom)
  2.15%                                     02/10/03     32,000       32,000,000
--------------------------------------------------------------------------------
Royal Bank of Scotland PLC (United
  Kingdom)
  1.82%                                     10/16/02     25,000       24,995,047
--------------------------------------------------------------------------------
UBS A.G. (Switzerland)
  2.10%                                     08/28/02     25,000       25,000,000
================================================================================
    Total Certificates Of Deposit (Cost
      $147,995,270)                                                  147,995,270
================================================================================

BANK NOTES-1.02%

La Salle Bank N.A.
  2.40% (Cost $20,000,000)                  12/10/02     20,000       20,000,000
================================================================================

PROMISSORY NOTES-3.83%

DIVERSIFIED FINANCIAL SERVICES-3.83%

Goldman Sachs Group, Inc. (The)
  1.95%                                     03/21/03     50,000       50,000,000
--------------------------------------------------------------------------------
  2.14%                                     08/29/02     25,000       25,000,000
================================================================================
    Total Promissory Notes (Cost
      $75,000,000)                                                    75,000,000
================================================================================

MASTER NOTE AGREEMENTS-7.66%(g)

DIVERSIFIED FINANCIAL SERVICES-7.66%

Merrill Lynch Mortgage Capital, Inc.
  1.97%(h)                                  08/19/02     70,000       70,000,000
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.
  1.88%(i)                                  09/17/02     80,000       80,000,000
================================================================================
    Total Master Note Agreements (Cost
      $150,000,000)                                                  150,000,000
================================================================================


                                                         PAR
                                            MATURITY    (000)         VALUE

TIME DEPOSITS-8.17%

Deutsche Bank-Cayman (Germany)
  1.81%                                     08/01/02   $ 80,000   $   80,000,000
--------------------------------------------------------------------------------
Westdeutsche Landesbank-Cayman (Germany)
  1.81%                                     08/01/02     80,000       80,000,000
================================================================================
    Total Time Deposits (Cost
      $160,000,000)                                                  160,000,000
================================================================================
    Total Investments (excluding
      Repurchase Agreements) (Cost
      $1,650,080,712)                                              1,650,080,712
================================================================================

                                                         PAR
                                            MATURITY    (000)         VALUE



REPURCHASE AGREEMENTS-23.03%(j)

Credit Suisse First Boston (Switzerland)
  1.84%(k)                                  08/01/02   $250,000   $  250,000,000
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter Inc.
  1.84%(l)                                  08/01/02    201,124      201,124,278
================================================================================
    Total Repurchase Agreements (Cost
      $451,124,278)                                                  451,124,278
================================================================================
TOTAL INVESTMENTS-107.27%                                          2,101,204,990(m)
================================================================================
OTHER ASSETS LESS LIABILITIES-(7.27%)                               (142,401,548)
================================================================================
NET ASSETS-100.00%                                                $1,958,803,442
________________________________________________________________________________
================================================================================

Investment Abbreviations:

Ctfs.   - Certificates
Gtd.    - Guaranteed
IDR     - Industrial Development Revenue Bonds
LOC     - Letter of Credit
RAN     - Revenue Anticipation Notes
RB      - Revenue Bonds
Sr.     - Senior
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Some commercial paper is traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(b) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended.
(c) Secured by bond insurance provided by Ambac Assurance Corp. or MBIA Insurance Co.
(d) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The market value of this security at 07/31/02 represented 1.68% of the Fund's net assets.
(e) Interest rates are redetermined periodically. Rate shown is the rate in effect on 07/31/02.
(f) Demand securities; payable upon demand by the Fund with usually no more than seven calendar days' notice. Interest rates are redetermined periodically. Rates shown are rates in effect on 07/31/02.
(g) The investments in master note agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(h) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon one business days notice. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 07/31/02.
(i) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon seven business days notice. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 07/31/02.
(j) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(k) Repurchase agreement entered into 07/31/02 with a maturing value of $250,012,778. Collateralized by $857,174,000 par value of U.S. Government obligations, 0% to 8.88%, due 04/15/17 to 04/15/30, with an aggregate market value at 07/31/02 of $255,001,093.
(l) Joint repurchase agreement entered into 07/31/02 with a maturing value of $250,012,778. Collateralized by $322,449,306 par value of U.S. Government obligations, 0% to 14%, due 08/01/02 to 12/15/43, with an aggregate market value at 07/31/02 of $255,000,465.
(m) Also represents cost for federal income tax purposes.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------
JULY 31, 2002

ASSETS:

Investments, excluding repurchase
  agreements at value (amortized cost)       $1,650,080,712
-----------------------------------------------------------
Repurchase agreements                           451,124,278
-----------------------------------------------------------
Receivables for:
  Investments sold                                  207,000
-----------------------------------------------------------
  Fund shares sold                               23,525,409
-----------------------------------------------------------
  Interest                                        2,699,645
-----------------------------------------------------------
Investment for deferred compensation plan            90,560
-----------------------------------------------------------
Other assets                                        141,672
===========================================================
    Total assets                              2,127,869,276
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                          81,000,000
-----------------------------------------------------------
  Fund shares reacquired                         86,401,109
-----------------------------------------------------------
  Dividends                                          95,997
-----------------------------------------------------------
  Deferred compensation plan                         90,560
-----------------------------------------------------------
Accrued distribution fees                         1,059,206
-----------------------------------------------------------
Accrued trustees' fees                                1,356
-----------------------------------------------------------
Accrued transfer agent fees                         294,039
-----------------------------------------------------------
Accrued operating expenses                          123,567
===========================================================
    Total liabilities                           169,065,834
===========================================================
Net assets applicable to shares outstanding  $1,958,803,442
___________________________________________________________
===========================================================

NET ASSETS:

AIM Cash Reserve Shares                      $1,121,878,913
___________________________________________________________
===========================================================
Class B                                      $  717,967,208
___________________________________________________________
===========================================================
Class C                                      $  118,947,311
___________________________________________________________
===========================================================
Class R                                      $       10,010
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

AIM Cash Reserve Shares                       1,121,852,681
___________________________________________________________
===========================================================
Class B                                         717,949,975
___________________________________________________________
===========================================================
Class C                                         118,944,860
___________________________________________________________
===========================================================
Class R                                              10,010
___________________________________________________________
===========================================================
AIM Cash Reserve Shares
  Net asset value and offering price per
    share                                    $         1.00
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                    $         1.00
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                    $         1.00
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                    $         1.00
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2002

INVESTMENT INCOME:

Interest                                        $41,358,409
===========================================================

EXPENSES:

Advisory fees                                     9,087,854
-----------------------------------------------------------
Administrative services fees                        251,839
-----------------------------------------------------------
Custodian fees                                       65,381
-----------------------------------------------------------
Distribution fees -- AIM Cash Reserve Shares      2,735,865
-----------------------------------------------------------
Distribution fees -- Class B                      5,230,124
-----------------------------------------------------------
Distribution fees -- Class C                      1,002,104
-----------------------------------------------------------
Distribution fees -- Class R                              9
-----------------------------------------------------------
Transfer agent fees                               2,989,417
-----------------------------------------------------------
Trustees' fees                                       16,137
-----------------------------------------------------------
Other                                               580,154
===========================================================
    Total expenses                               21,958,884
===========================================================
Less: Expenses paid indirectly                      (19,763)
-----------------------------------------------------------
    Net expenses                                 21,939,121
===========================================================
Net investment income                            19,419,288
===========================================================
Net realized gain from investment securities          1,145
===========================================================
Net increase in net assets resulting from
  operations                                    $19,420,433
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED JULY 31, 2002 AND 2001

                                                                   2002              2001
                                                              --------------    --------------
OPERATIONS:

  Net investment income                                       $   19,419,288    $   58,593,065
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities                         1,145            26,400
==============================================================================================
    Net increase in net assets resulting from operations          19,420,433        58,619,465
==============================================================================================
Distributions to shareholders from net investment income:
  AIM Cash Reserve Shares                                        (15,341,349)      (42,494,569)
----------------------------------------------------------------------------------------------
  Class B                                                         (3,410,961)      (13,662,655)
----------------------------------------------------------------------------------------------
  Class C                                                           (666,967)       (2,435,841)
----------------------------------------------------------------------------------------------
  Class R                                                                (11)               --
----------------------------------------------------------------------------------------------
Share transactions-net:
  AIM Cash Reserve Shares                                        184,349,260        25,475,028
----------------------------------------------------------------------------------------------
  Class B                                                        278,519,026       150,107,943
----------------------------------------------------------------------------------------------
  Class C                                                         32,062,975        41,425,293
----------------------------------------------------------------------------------------------
  Class R                                                             10,010                --
==============================================================================================
    Net increase in net assets                                   494,942,416       217,034,664
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,463,861,026     1,246,826,362
==============================================================================================
  End of year                                                 $1,958,803,442    $1,463,861,026
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $1,958,738,706    $1,463,797,435
----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities          64,736            63,591
==============================================================================================
                                                              $1,958,803,442    $1,463,861,026
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JULY 31, 2002


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Money Market Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eight separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers four different classes of shares: AIM Cash Reserve Shares, Class B shares, Class C shares and Class R shares. AIM Cash Reserve Shares and Class R shares are sold at net asset value. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- The Fund's securities are valued on the basis of amortized cost which approximates market value as permitted under Rule 2a-7 of the 1940 Act. This method values a security at its cost on the date of purchase and thereafter, assumes a constant amortization to maturity of any discount or premiums.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and discounts on investments, is recorded on the accrual basis from settlement date.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.55% on the first $1 billion of the Fund's average daily net assets, plus 0.50% on the Fund's average daily net assets in excess of $1 billion.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2002, AIM was paid $251,839 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended July 31, 2002, AFS retained $1,726,313 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the AIM Cash Reserve Shares, Class B, Class C and Class R shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's AIM Cash Reserve Shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of AIM Cash Reserve shares, 1.00% of the average daily net assets of Class B and C shares and 0.50% on average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the AIM Cash Reserve Shares, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended July 31, 2002, the AIM Cash Reserve Shares, Class B, Class C and Class R shares paid AIM Distributors $2,735,865, $5,230,124, $1,002,104 and $9, respectively, as compensation under the Plans.

  During the year ended July 31, 2002, AIM Distributors retained $5,458,855, $91,747, $406,871 and $0 in contingent deferred sales charges imposed on redemptions of AIM Cash Reserve Shares, Class B, Class C and Class R shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended July 31, 2002, the Fund paid legal fees of $7,346 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended July 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $19,763 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $19,763.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended July 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the years ended July 31, 2002 and 2001 were as follows:

                                      2002           2001
                                   -----------    -----------
Distributions paid from ordinary
  income                           $19,419,288    $58,593,065
_____________________________________________________________
=============================================================


  As of July 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                     $273,800
----------------------------------------------------------
Unrealized appreciation (depreciation)             (97,839)
==========================================================
                                                  $175,961
__________________________________________________________
==========================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of certain expenses and other timing differences.


NOTE 7--SHARE INFORMATION

Changes in shares outstanding during the years ended July 31, 2002 and 2001 were as follows:

                                                                         2002                                 2001
                                                           ---------------------------------    ---------------------------------
                                                               SHARES            AMOUNT             SHARES            AMOUNT
                                                           --------------    ---------------    --------------    ---------------
Sold:
  AIM Cash Reserve Class                                    7,239,176,762    $ 7,239,176,762     5,502,283,046    $ 5,502,283,046
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                     920,671,959        920,671,959       805,015,989        805,015,989
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                                     492,311,444        492,311,444       362,537,320        362,537,320
---------------------------------------------------------------------------------------------------------------------------------
  Class R*                                                         14,201             14,201                --                 --
=================================================================================================================================
Issued as reinvestment of dividends:
  AIM Cash Reserve Class                                       12,953,250         12,953,250        37,043,906         37,043,906
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                       3,021,507          3,021,507        11,949,832         11,949,832
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                                         550,550            550,550         2,121,575          2,121,575
---------------------------------------------------------------------------------------------------------------------------------
  Class R*                                                              5                  5                --                 --
=================================================================================================================================
Reacquired:
  AIM Cash Reserve Class                                   (7,067,780,752)    (7,067,780,752)   (5,513,851,924)    (5,513,851,924)
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                    (645,174,440)      (645,174,440)     (666,857,878)      (666,857,878)
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                                    (460,799,019)      (460,799,019)     (323,233,602)      (323,233,602)
---------------------------------------------------------------------------------------------------------------------------------
  Class R*                                                         (4,196)            (4,196)               --                 --
=================================================================================================================================
                                                              494,941,271    $   494,941,271       217,008,264    $   217,008,264
_________________________________________________________________________________________________________________________________
=================================================================================================================================

* Class R shares commenced sales on June 3, 2002.

NOTE 8--FINANCIAL HIGHLIGHTS


The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                CASH RESERVE
                                            -------------------------------------------------------------------------------------
                                                                        SEVEN MONTHS
                                             YEAR ENDED JULY 31,           ENDED                  YEAR ENDED DECEMBER 31,
                                            ----------------------        JULY 31,        ---------------------------------------
                                               2002         2001            2000            1999           1998           1997
                                            ----------    --------      ------------      --------      ----------      ---------
Net asset value, beginning of period        $     1.00    $   1.00        $   1.00        $   1.00      $     1.00       $   1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         0.0141      0.0467          0.0300(a)       0.0414          0.0453         0.0456
=================================================================================================================================
Less distributions from net investment
  income                                       (0.0141)    (0.0467)        (0.0300)        (0.0414)        (0.0453)       (0.0456)
=================================================================================================================================
Net asset value, end of period              $     1.00    $   1.00        $   1.00        $   1.00      $     1.00       $   1.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                   1.42%       4.77%           3.03%           4.22%           4.62%          4.66%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)    $1,121,879    $937,532        $912,042        $989,478      $1,179,072       $344,117
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets           1.01%(c)    1.06%           1.07%(d)        1.04%           0.99%          1.05%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income to
  average net assets                              1.40%(c)    4.61%           5.15%(d)        4.16%           4.53%          4.55%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Not annualized for periods less than one year.
(c)  Ratios are based on average net assets of $1,094,346,112.
(d)  Annualized.

                                                                                    CLASS B
                                                   -------------------------------------------------------------------------
                                                                            SEVEN MONTHS
                                                    YEAR ENDED JULY 31,        ENDED            YEAR ENDED DECEMBER 31,
                                                   ---------------------      JULY 31,      --------------------------------
                                                     2002         2001          2000          1999        1998        1997
                                                   --------     --------    ------------    --------    --------    --------
Net asset value, beginning of period               $   1.00     $   1.00      $   1.00      $   1.00    $   1.00    $   1.00
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                              0.0065       0.0392        0.0256(a)     0.0339      0.0371      0.0378
============================================================================================================================
Less distributions from net investment income       (0.0065)     (0.0392)      (0.0256)      (0.0339)    (0.0371)    (0.0378)
============================================================================================================================
Net asset value, end of period                     $   1.00     $   1.00      $   1.00      $   1.00    $   1.00    $   1.00
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(b)                                        0.66%        3.99%         2.59%         3.45%       3.78%       3.84%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $717,967     $439,445      $289,327      $404,911    $310,534    $116,058
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets                1.76%(c)     1.81%         1.82%(d)      1.79%       1.81%       1.80%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of net investment income to average net
  assets                                               0.65%(c)     3.86%         4.40%(d)      3.41%       3.71%       3.80%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average net assets of $523,012,438.
(d)  Annualized.

                                                                                 CLASS C
                                        -----------------------------------------------------------------------------------------
                                                                                                                   AUGUST 4, 1997
                                                                     SEVEN MONTHS            YEAR ENDED             (DATE SALES
                                           YEAR ENDED JULY 31,          ENDED               DECEMBER 31,           COMMENCED) TO
                                        -------------------------      JULY 31,        ----------------------       DECEMBER 31,
                                          2002            2001           2000            1999          1998             1997
                                        --------       ----------    ------------      --------      --------      --------------
Net asset value, beginning of period    $   1.00        $   1.00       $   1.00        $   1.00      $   1.00         $   1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                   0.0065          0.0393         0.0256(a)       0.0339        0.0371           0.0158
=================================================================================================================================
Less distributions from net
  investment income                      (0.0065)        (0.0393)       (0.0256)        (0.0339)      (0.0371)         (0.0158)
=================================================================================================================================
Net asset value, end of period          $   1.00        $   1.00       $   1.00        $   1.00      $   1.00         $   1.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                             0.66%           4.00%          2.59%           3.44%         3.78%            3.92%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                              $118,947        $ 86,884       $ 45,457        $ 56,636      $ 27,391         $  8,287
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets                                    1.76%(c)        1.81%          1.82%(d)        1.79%         1.81%            1.80%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income to
  average net assets                        0.65%(c)        3.86%          4.40%(d)        3.41%         3.71%            3.80%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average net assets of $100,210,415.
(d)  Annualized.

                                                                                                                       CLASS R
                                                                                                                    -------------
                                                                                                                    JUNE 3, 2002
                                                                                                                     (DATE SALES
                                                                                                                    COMMENCED) TO
                                                                                                                      JULY 31,
                                                                                                                        2002
                                                                                                                    -------------
Net asset value, beginning of period                                                                                  $   1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                                                                 0.0010
=================================================================================================================================
Less distributions from net investment income                                                                          (0.0010)
=================================================================================================================================
Net asset value, end of period                                                                                        $   1.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(a)                                                                                                           0.10%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                                                              $     10
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                                                                                   1.26%(b)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income to average net assets                                                                      1.15%(b)
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Not annualized for periods less than one year.
(b)  Ratios are annualized and based on average net assets of $11,008.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Money Market Fund
And Board of Trustees of AIM Investment Securities Funds:

We have audited the accompanying statement of assets and liabilities of AIM Money Market Fund (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through July 31, 2000 were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Money Market Fund as of July 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP

Houston, Texas
September 10, 2002

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

As of December 31, 2001

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

---------------------------------------------------------------------------------------------------------------------------------
                             TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                OTHER DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND      AND/OR                                                               HELD BY TRUSTEE
POSITION(S) HELD WITH        OFFICER
THE TRUST                    SINCE
---------------------------------------------------------------------------------------------------------------------------------

INTERESTED PERSON

Robert H. Graham* - 1946      1988     Chairman, President and Chief Executive Officer, A I M     None
Trustee, Chairman and                  Management Group Inc. (financial services holding
President                              company); Chairman and President, A I M Advisors, Inc.
                                       (registered investment advisor); Director and Senior
                                       Vice President, A I M Capital Management, Inc.
                                       (registered investment advisor); Chairman, A I M
                                       Distributors, Inc. (registered broker dealer), A I M
                                       Fund Services, Inc. (registered transfer agent) and Fund
                                       Management Company (registered broker dealer); and
                                       Director and Vice Chairman, AMVESCAP PLC (parent of AIM
                                       and a global investment management firm)

INDEPENDENT TRUSTEES

Frank S. Bayley - 1939        2001     Of Counsel, law firm of Baker & McKenzie                   Badgley Funds, Inc. (registered
Trustee                                                                                           investment company)

Bruce L. Crockett - 1944      1992     Chairman, Crockett Technology Associates (technology       ACE Limited (insurance
Trustee                                consulting company)                                        company); and Captaris, Inc.
                                                                                                  (unified messaging provider)

Albert R. Dowden - 1941       2000     Chairman, Cortland Trust, Inc. (registered investment      None
Trustee                                company) and DHJ Media, Inc.; Director, Magellan
                                       Insurance Company; Member of Advisory Board of Rotary
                                       Power International (designer, manufacturer, and seller
                                       of rotary power engines); formerly, Director, President
                                       and CEO, Volvo Group North America, Inc.; and director
                                       of various affiliated Volvo companies

Edward K. Dunn, Jr. - 1935    1998     Formerly, Chairman, Mercantile Mortgage Corp.; Vice        None
Trustee                                Chairman, President and Chief Operating Officer,
                                       Mercantile-Safe Deposit & Trust Co.; and President,
                                       Mercantile Bankshares Corp.

Jack M. Fields - 1952         1997     Chief Executive Officer, Twenty First Century Group,       Administaff
Trustee                                Inc. (government affairs company)

Carl Frischling - 1937        1990     Partner, law firm of Kramer Levin Naftalis and Frankel     Cortland Trust, Inc.
Trustee                                LLP                                                        (registered investment company)

Prema Mathai-Davis - 1950     1998     Formerly, Chief Executive Officer, YWCA of the USA         None
Trustee

Lewis F. Pennock - 1942       1988     Partner, law firm of Pennock & Cooper                      None
Trustee

Ruth H. Quigley - 1935        2001     Retired                                                    None
Trustee

Louis S. Sklar - 1939         1990     Executive Vice President, Development and Operations,      None
Trustee                                Hines Interests Limited Partnership (real estate
                                       development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

--------------------------------------------------------------------------------

As of December 31, 2001

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-----------------------------------------------------------------------------------------------------------------------------
                         TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                OTHER DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND  AND/OR                                                               HELD BY TRUSTEE
POSITION(S) HELD WITH    OFFICER
THE TRUST                SINCE
-----------------------------------------------------------------------------------------------------------------------------

OTHER OFFICERS

Gary T. Crum - 1947       1991     Director and President, A I M Capital Management, Inc.;    N/A
Senior Vice President              Director and Executive Vice President, A I M Management
                                   Group Inc.; Director and Senior Vice President, A I M
                                   Advisors, Inc.; and Director, A I M Distributors, Inc.
                                   and AMVESCAP PLC

Carol F. Relihan - 1954   1988     Director, Senior Vice President, General Counsel and       N/A
Senior Vice President              Secretary, A I M Advisors, Inc. and A I M Management
and Secretary                      Group Inc.; Director, Vice President and General
                                   Counsel, Fund Management Company; and Vice President,
                                   A I M Fund Services, Inc., A I M Capital Management,
                                   Inc. and A I M Distributors, Inc.

Melville B. Cox - 1943    1992     Vice President and Chief Compliance Officer, A I M         N/A
Vice President                     Advisors, Inc. and A I M Capital Management, Inc.; and
                                   Vice President, A I M Fund Services, Inc.

Karen Dunn                1992     Senior Vice President, A I M Capital Management, Inc.;     N/A
Kelley - 1960                      Director and President, Fund Management Company; and
Vice President                     Vice President, A I M Advisors, Inc.

Dana R. Sutton - 1959     1988     Vice President and Fund Treasurer, A I M Advisors, Inc.    N/A
Vice President and
Treasurer

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
--------------------------------------------------------------------------------

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Ernst & Young LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               5 Houston Center
Houston, TX 77046               Suite 100                       Suite 100                       1401 McKinney, Suite 1200
                                Houston, TX 77046               Houston, TX 77046               Houston, TX 77010-2007

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       A I M Fund Services, Inc.       The Bank of New York
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   90 Washington Street, 11th
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          Floor
Philadelphia, PA 19103          New York, NY 10022                                              New York, NY 10286

                            EQUITY FUNDS                                            FIXED-INCOME FUNDS

    DOMESTIC EQUITY FUNDS                INTERNATIONAL/GLOBAL EQUITY FUNDS       TAXABLE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                             MORE AGGRESSIVE                    MORE AGGRESSIVE

AIM Emerging Growth                     AIM Developing Markets                  AIM High Yield II
AIM Small Cap Growth(1)                 AIM European Small Company              AIM High Yield
AIM Aggressive Growth                   AIM Asia Pacific Growth(2)              AIM Strategic Income
AIM Opportunities I(2,3)                AIM International Emerging Growth       AIM Income
AIM Mid Cap Growth                      AIM Global Aggressive Growth            AIM Global Income
AIM Dent Demographic Trends             AIM European Growth(2)                  AIM Total Return Bond
AIM Opportunities II(2,3)               AIM International Growth(2)             AIM Intermediate Government
AIM Constellation                       AIM Global Growth                       AIM Short Term Bond
AIM Large Cap Growth                    AIM Worldwide Spectrum                  AIM Floating Rate
AIM Weingarten                          AIM Global Trends                       AIM Limited Maturity Treasury
AIM Opportunities III(2,3)              AIM International Core Equity(2)        AIM Money Market
AIM Small Cap Equity
AIM Capital Development                           MORE CONSERVATIVE                  MORE CONSERVATIVE
AIM Mid Cap Core Equity(2)
AIM Select Equity                                SECTOR EQUITY FUNDS             TAX-FREE FIXED-INCOME FUNDS
AIM Premier Equity II(2)
AIM Premier Equity(2)                              MORE AGGRESSIVE                    MORE AGGRESSIVE
AIM Blue Chip
AIM Mid Cap Basic Value                 AIM New Technology                      AIM High Income Municipal
AIM Large Cap Core Equity               AIM Global Science and Technology(2)    AIM Municipal Bond
AIM Charter                             AIM Global Energy                       AIM Tax-Free Intermediate
AIM Basic Value                         AIM Global Financial Services           AIM Tax-Exempt Cash
AIM Large Cap Basic Value               AIM Global Health Care
AIM Balanced                            AIM Global Utilities                         MORE CONSERVATIVE
AIM Basic Balanced                      AIM Real Estate
                                                                                         [AIM LOGO]
    MORE CONSERVATIVE                             MORE CONSERVATIVE              --Registered Trademark--

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) On 3/18/02, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02:
AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective 10/1/02, the fund reopened to new investors. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after October 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages approximately $135 billion in assets for more than 9 million shareholders, including individual investors, corporate clients and financial institutions.*

     The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $364 billion in assets under management.*

*As of 6/30/02

A I M Distributors, Inc.

             INVEST WITH DISCIPLINE--Registered Trademark--             MKT-AR-1

                          ANNUAL REPORT / JULY 31, 2002

                            AIM MUNICIPAL BOND FUND

                                 [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

================================================================================

                                 [COVER IMAGE]

                     A REALLY SWELL PARADE DOWN MAIN STREET

                             BY JANE WOOSTER SCOTT

   STATE AND LOCAL GOVERNMENTS REGULARLY ISSUE MUNICIPAL BONDS TO FUND A WIDE

    ARRAY OF PROJECTS THAT IMPROVE THE QUALITY OF LIFE FOR THEIR CITIZENS--A

 QUALITY OF LIFE THAT SCOTT CAPTURES IN HER PAINTINGS. AIM MUNICIPAL BOND FUND

    INVESTS IN THESE BONDS THAT MAKE LIFE BETTER IN COMMUNITIES NATIONWIDE.

================================================================================

AIM Municipal Bond Fund is for shareholders who seek a high level of current income exempt from federal income taxes by investing in a diversified portfolio of municipal bonds.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Municipal Bond Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

o The 30-day yield is calculated using a formula defined by the Securities and Exchange Commission. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and annualized and calculated at maximum offering price (MOP).

o The taxable-equivalent yield is calculated in the same manner as the 30-day yield, with an adjustment for a stated, assumed tax rate.

o The fund's 30-day distribution rate reflects its most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end maximum offering price (MOP). The fund's distribution rate and 30-day yield will differ.

o The average credit quality ratings of the holdings in the fund are historical and are based on an analysis of the portfolio's credit quality, composition, management and weekly portfolio reviews.

o Revenue bonds are bonds issued to finance public works projects and supported directly by the revenues of the project. General obligation bonds are bonds backed by the full faith and credit (including the taxing and further borrowing power) of a state or municipality. Revenue bonds often are considered more attractive, since many public works projects (water and sewer improvements, for example) are necessities and demand for them remains constant regardless of economic conditions. Shareholders may benefit from their consistent income in the event of an economic slowdown. Escrowed and pre-refunded bonds are bonds whose repayment is guaranteed by the funds from a second bond issue, which usually is invested in U.S. Treasury bonds.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman Municipal Bond Index, which represents the performance of investment-grade municipal bonds, is compiled by Lehman Brothers, a well-known global investment bank.

o The unmanaged Lipper General Municipal Debt Fund Index represents an average of the performance of the 30 largest municipal-bond funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

     This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           During the fiscal year ended July 31, 2002, our nation and
ROBERT H.           markets endured the effects of terrorism and war, an
GRAHAM]             economic downturn, and the worst bear market for equities
                    in almost 60 years.

                         Yet another distressing challenge for us as investors
                    has been coping with reports of accounting irregularities at a few high-profile, publicly traded companies. These reports have damaged confidence in corporate governance and financial reporting--confidence that is essential to the efficient functioning of financial markets. Some investors have withdrawn from the stock market, and as a result, assets in money market funds and other fixed-income instruments have risen substantially.

     It is worth noting that, despite extensive media coverage of these stories, the number of firms involved is very small considering that there are about 17,000 publicly traded companies in the United States. In addition, our public and private institutions are already adopting policies designed to improve the accuracy of financial reports. We strongly support these legislative and regulatory changes that seek to improve accurate financial disclosure and sounder business ethics.

    Among such efforts are those of the New York Stock Exchange, which has established new standards governing companies listed there. These standards increase the authority of and tighten the definition of independent directors; they raise qualification requirements for audit committee members and grant them sole authority for hiring auditors. In addition, the vast majority of affected companies complied with a new Securities and Exchange Commission requirement that senior officers of firms attest to the accuracy of their financial statements. As companies, accountants, and regulators focus on improving standards in this area, I am certain that our markets, and investors' trust in them, will strengthen.

DIVERSIFICATION AGAIN PROVES ITS WORTH

As declining investor confidence took its toll on the equity markets, the value of portfolio diversification once more became clear. Domestic equities, represented by the S&P 500 Index, produced total return of -23.62% for the fiscal year covered by this report. By contrast, fixed-income investments, with the exception of high-yield bonds, did well. The Lehman Aggregate Bond Index of investment-grade domestic bonds returned 7.53% for the year. Because high-yield bonds tend to behave more like equities than like other fixed-income securities, they produced negative results, with the Lehman High Yield Bond Index returning -9.15% for the fiscal year.

    As always, but especially when markets are volatile, we encourage you to see your financial advisor for a fresh look at your portfolio. The value of many securities has changed significantly in the recent past, and the outperformance of fixed-income securities over equities may have significantly altered the character of your portfolio. Take this opportunity to re-examine your investment goals and make sure your portfolio still suits your objectives, time horizon, and risk tolerance.

YOUR FUND MANAGERS COMMENT

In the following pages your fund managers discuss factors that influenced your fund and how they managed the fund during the fiscal year covered by this report. We hope you find their discussion informative.

    AIM Municipal Bond Fund seeks to provide shareholders with a high level of current income exempt from federal income taxes--and for the fiscal year covered by this report, the fund did exactly that. Because we manage the fund primarily for net asset value stability and relatively high yield--not total return--the fund's total return slightly lagged that of its peer group. Class A shares returned 4.84% at net asset value, while comparable funds in the Lipper General Municipal Debt Fund Index averaged total return of 5.53%. But we believe that yield is more important to tax-conscious investors, since capital appreciation, the other component of total return, is taxable.

    You can find timely information about your fund and the markets on our Web site, www.aimfunds.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. I look forward to our next report to you in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
August 22, 2002

VOLATILE MARKETS HEIGHTEN INTEREST IN MUNIS

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR?

AIM Municipal Bond Fund seeks to provide shareholders with a high level of current income exempt from federal income taxes. As shown in the table nearby, the fund did exactly that during the fiscal year ended July 31, 2002.

    The fund's total return of 4.84% (Class A shares at net asset value, meaning excluding sales charges) for the fiscal year slightly lagged that of its peer group, the Lipper General Municipal Debt Fund Index, which returned 5.53%. But we manage the fund primarily for net asset value (NAV) stability and relatively high yield--not total return. We do this because we believe that yield is more important to tax-conscious investors, since capital appreciation, the other component of total return, is taxable.

    During the fiscal year, the fund's NAV remained in a relatively narrow range of $7.85 and $8.15 for all share classes, continuing the fund's long history of relative price stability. While we endeavor to maintain a relatively stable NAV, the fund should not be confused with a money market fund. The fund's net asset value will not be as stable as that of a money market fund.

WHAT WERE THE TRENDS IN THE ECONOMY?

As the fiscal year began, the economy was weakening, and the events of September 11, 2001, stunned the world. Gross domestic product (GDP), the broadest measure of goods and services produced and purchased in the United States, contracted in the first three quarters of 2001, prompting the National Bureau of Economic Research to declare that the country had slipped into a recession in March. In an effort to stimulate economic growth, the U.S. Federal Reserve (the Fed) aggressively cut short-term interest rates throughout 2001, and the fed funds rate ended the year at 1.75%, a four-decade low. In all, the Fed cut short-term interest rates 11 times in 2001, including two cuts totaling 100 basis points (1.0%) in the month immediately following the September 11 attacks.

    GDP inched into positive territory in the fourth quarter of 2001 and remained positive for the first two quarters of 2002. First quarter GDP grew at a robust annualized rate of 5.0%, suggesting that the economy was rebounding strongly. (Second quarter GDP growth, while positive, was just 1.1%.) Since March, the Fed has maintained a neutral bias, indicating its belief that future risks to the economy are evenly weighted between weakness and inflation. For the fiscal year as a whole, retail sales and consumer confidence remained relatively strong, and inflation remained contained.

HOW DID THE MUNI MARKET PERFORM?

Municipal bonds slumped immediately following the attacks of September 11, with New York and airport revenue issues particularly hard hit. But munis recovered quickly as investors sought relative safety and capital preservation; munis also were up strongly in the third quarter of 2001. Later in the year, interest rates continued to fall, U.S. anti-terrorist efforts were meeting with success in Afghanistan, and a sprinkling of positive economic data suggested the economy might be improving. All these things sent investors out of bonds and back into the stock market, driving bond prices lower and yields higher. Indeed, for the fourth quarter of 2001, munis delivered negative returns.

    In 2002, municipal issues were weak in the first quarter but strong in the second. The first quarter is historically weak as investors sell holdings to pay taxes. This year, municipal bonds had become relatively expensive compared to Treasuries, prompting some investors to sell. Seasonal selling, high valuations and little new supply combined to hurt muni performance.

================================================================================

FUND PROVIDES SOLID INCOME

As of 7/31/02

                             TAXABLE-
                            EQUIVALENT                  TAXABLE-
             30-DAY           30-DAY                   EQUIVALENT
FUND      DISTRIBUTION     DISTRIBUTION     30-DAY       30-DAY
CLASS         RATE            RATE*         YIELD        YIELD*
  A           4.47%           7.28%         3.74%        6.09%
  B           3.94            6.42          3.18         5.18
  C           3.95            6.43          3.18         5.18


* Assumes highest marginal federal income tax rate in effect on July 31, 2002--38.6%

================================================================================

================================================================================

GROWTH OF NET ASSETS

In millions

                                  [BAR CHART]

7/31/00     $359.0
7/31/01     $426.9
7/31/02     $472.9

The increase in net assets between 7/31/01 and 7/31/02 is attributable to net inflows into the fund as well as the reorganization of the assets of the former AIM Tax-Exempt Bond Fund of Connecticut into AIM Municipal Bond Fund in September 2001.

================================================================================

PORTFOLIO COMPOSITION

As of 7/31/02, based on total net assets

================================================================================

TOP FIVE BOND HOLDINGS

As of 7/31/02
                                                                   % OF TOTAL
                                              COUPON   MATURITY    NET ASSETS
--------------------------------------------------------------------------------
1. Detroit (City of) Water Supply System       5.00%    7/1/30        1.8%

2. Illinois (State of) Development             1.45     5/1/31        1.5
   Finance Authority

3. Louisiana (State of) Local Government       6.55     9/1/25        1.4
   Environmental Facilities & Community
   Development Authority

4. Mississippi (State of) Higher Education     7.50     9/1/09        1.1
   Assistance Corp.

5. New Jersey (State of) Economic              6.25     9/15/29       1.1
   Development Agency

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
================================================================================

================================================================================

As of 7/31/02

BOND HOLDINGS BY TYPE

TOTAL NUMBER OF HOLDINGS:                                           360

WEIGHTED AVERAGE MATURITY:                                          18.3 YEARS

DURATION:                                                           6.4 YEARS

AVERAGE CREDIT QUALITY:              [PIE CHART]                    AA/Aa

ESCROWED, PRE-REFUNDED AND OTHER                                    16.2%

GENERAL OBLIGATION                                                  21.5%

REVENUE                                                             62.3%

================================================================================

    Things improved in the second quarter as a series of accounting scandals caused many investors to prefer munis for their stability and predictable returns.

WHAT WERE ISSUANCE AND DEMAND TRENDS LIKE?

Issuance hit a record in 2001 and remained strong into 2002. Issuance for all of 2001 was 42% higher than in 2000, and issuance for the second quarter of 2002 was 20% above year-earlier levels.

    Reasons for this strong issuance included a weak economy, which lowered many states' and localities tax receipts. As a result, states and localities in need of cash increasingly turned to the debt market to finance needed projects or simply even out their cash flow. Second, historically low interest rates led to strong refunding volume, i.e. state and local governments refinancing existing debt in the same way many homeowners have refinanced their mortgages.

    Fortunately, strong issuance was met with strong investor demand. Since the stock market turned negative in 2000, demand for fixed-income investments generally, and higher-quality fixed-income investments in particular, has remained strong--as have inflows into municipal bond funds. At the close of the fiscal year, it seemed possible that 2002 could be the third consecutive year of disappointing stock market returns--a fact that has encouraged many investors to diversify into fixed-income investments and to seek the relative safety of principal available with high-quality munis.

HOW DID YOU MANAGE THE FUND?

As might be expected, we made no dramatic adjustments to the fund during the fiscal year. Because of large inflows into the fund, and our desire to further enhance diversification, we increased the number of holdings. The fund's average credit quality remained AA and Aa according to Standard & Poor's and Moody's (two widely known credit-rating agencies), respectively. The types of bonds held in the fund changed little between the start and the end of the fiscal year. Duration and weighted average maturity (WAM) increased over the course of the year. Duration measures the sensitivity of a bond's price (and thus, the fund's net asset value) to interest rate changes. Lengthening the fund's WAM increases risk but also enhances returns, particularly in a falling interest rate environment.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE FISCAL YEAR?

There was widespread agreement that the economy was recovering--but there was disagreement about the pace of that recovery. In its July "beige book" report, the Fed reported modest and uneven growth across sectors and regions. It also cited mixed retail sales, an improving manufacturing sector, and a relatively stable labor market. Together with the lack of any inflationary threat, these signs suggested that the Fed was unlikely to raise interest rates anytime soon.

    Assuming that interest rates are unlikely to rise or fall dramatically, we believe municipal bonds could remain strong--and could remain an important component of a well-diversified investment portfolio.

PORTFOLIO MANAGEMENT TEAM

    Richard A. Berry
    Stephen D. Turman


          See important fund and index disclosures inside front cover.

YOUR FUND'S LONG-TERM PERFORMANCE

The line chart at right compares the performance of AIM Municipal Bond Fund to its benchmark index. It is intended to give you a general idea of how your fund performed compared to its index over the period 7/31/92-7/31/02.

    It is important to understand the difference between your fund and an index. A market index such as the Lehman Municipal Bond Index is not managed and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment return.

    Your fund's total return includes sales charges, expenses and management fees. Performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.

    Performance shown in the chart does not reflect taxes a shareholder would pay on redemption of fund shares. Index performance does not reflect the effects of taxes either.

================================================================================

CALENDAR YEAR TOTAL RETURNS (%)

Class A Shares, excluding sales charges

1992     9.10
1993    11.66
1994    -3.79
1995    13.04
1996     3.90
1997     7.27
1998     5.28
1999    -2.45
2000     8.63
2001     3.82

================================================================================

RESULTS OF A $10,000 INVESTMENT
7/31/92-7/31/02

                                [MOUNTAIN CHART]

AIM MUNICIPAL BOND FUND CLASS A SHARES         LEHMAN MUNICIPAL BOND INDEX

  7/92      9525     7/97     12649        7/92     10000      7/97     14059
            9228              12767                  9869               14183
            9676              13085                 10267               14624
           10023              13077                 10631               14576
  7/93     10239     7/98     13307        7/93     10883      7/98     14902
           10624              13588                 11259               15321
           10835              13808                 11525               15597
           10284              13800                 10862               15589
  7/94     10501     7/99     13607        7/94     11089      7/99     15332
           10254              13322                 10769               15049
           10517              13257                 11116               15030
           10834              13538                 11584               15445
  7/95     11178     7/00     13894        7/95     11962      7/00     15991
           11390              14129                 12367               16330
           11699              14547                 12789               17028
           11555              14621                 12505               17048
  7/96     11724     7/01     15044        7/96     12751      7/01     17604
           11954              15260                 13073               18046
           12127              15251                 13280               18031
           12184              15413                 13335               18241
                     7/02     15778                            7/02     18784

                                                      Source: Lipper

Past performance cannot guarantee comparable future results. DUETO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY
DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOU FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 7/31/02, including sales charges

                                                     AFTER TAXES
                                                   ON DISTRIBUTIONS
                       BEFORE     AFTER TAXES        AND SALE OF
                       TAXES    ON DISTRIBUTIONS     FUND SHARES

CLASS A SHARES
 Inception (3/28/77)   6.32%         6.02%              6.04%
  10 years             4.67          4.58               4.71
   5 years             3.51          3.50               3.76
   1 year             -0.12         -0.12               1.69

CLASS B SHARES
 Inception (9/1/93)    3.98%         3.91%              4.02%
   5 years             3.38          3.37               3.54
   1 year             -0.95         -0.95               0.97

CLASS C SHARES
 Inception (8/4/97)    3.75%         3.74%              3.84%
   1 year              3.19          3.19               3.52

================================================================================

================================================================================

In addition to fund returns as of the close of the fiscal year, industry regulations require us to provide average annual total returns as of 6/30/02, the most recent calendar quarter-end, including sales charges, which were as follows:

                                                     AFTER TAXES
                                                   ON DISTRIBUTIONS
                       BEFORE     AFTER TAXES        AND SALE OF
                       TAXES    ON DISTRIBUTIONS     FUND SHARES

CLASS A SHARES
 Inception (3/28/77)   6.30%         6.00%              6.02%
  10 years             4.95          4.86               4.96
   5 years             3.65          3.64               3.89
   1 year              0.22          0.22               1.92

CLASS B SHARES
 Inception (9/1/93)    3.90%         3.83%              3.96%
   5 years             3.56          3.54               3.69
   1 year             -0.55         -0.55               1.23

CLASS C SHARES
 Inception (8/4/97)    3.58%         3.57%              3.71%
   1 year              3.33          3.33               3.62


After-tax returns include sales charges and are calculated using the historical highest individual federal marginal income tax rate and do not reflect the effect of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares in tax-deferred accounts such as 401(k)s or IRAs.

================================================================================

EXPOSING IRA MYTHS

There's no secret about how to invest for a secure retirement. Disciplined investing, getting an early start, diversifying your investments and saving in tax-deferred accounts are just a few rules your financial advisor is likely to stress. Another important rule is to know the truth about individual retirement accounts (IRAs), the retirement-savings vehicle used by millions of Americans.

MYTH 1: THERE'S NO REASON TO CONTRIBUTE TO AN IRA IF I CAN'T TAKE A TAX DEDUCTION FOR MY CONTRIBUTION.

While many investors can deduct contributions to traditional IRAs from their federal income taxes, income limits do apply. But even if you exceed those income limits, there's still reason to contribute to an IRA: tax-deferred compounding. Tax-deferred compounding allows your retirement savings to grow faster in a tax-deferred IRA than in a taxable savings account.

MYTH 2: I CAN'T OPEN AN IRA BECAUSE I DON'T HAVE THE MAXIMUM $3,000 TO
CONTRIBUTE.

No problem--just make smaller periodic contributions instead of a single large contribution. Remember, too, that even if you can't contribute the maximum allowed, it's important to contribute what you can. Finally, making periodic contributions to your IRA may allow you to benefit from dollar-cost averaging--buying more shares when prices are low and fewer shares when prices are high. Dollar-cost averaging cannot guarantee profits or protect against losses in declining markets, and since it involves investing regardless of fluctuating securities prices, investors should consider their ability to continue making purchases during periods of low prices.

MYTH 3: IT DOESN'T MATTER WHAT TIME OF YEAR I MAKE MY IRA CONTRIBUTION.

If you do make a lump-sum contribution, make it early in the year. By contributing early in the year, your money can grow all year long and you'll have more time to accumulate the savings you'll need when you retire.

MYTH 4: AN IRA ISN'T THAT GOOD A DEAL, SINCE MY WITHDRAWALS WILL BE TAXED WHEN I MAKE THEM.

That's true of traditional IRAs--but not of Roth IRAs. Contributions to traditional IRAs are made with pre-tax dollars and they grow tax-deferred; withdrawals from traditional IRAs are taxed as ordinary income. Contributions to Roth IRAs are made with after-tax dollars and they grow tax-free; withdrawals from Roth IRAs are not taxed as long as they are qualified distributions. Your financial advisor can explain which type of IRA is best for you.

MYTH 5: I PARTICIPATE IN MY EMPLOYER'S 401(k) PLAN, SO I MAY NOT BE ABLE TO OPEN AN IRA.

It's your income, not your participation in an employer-sponsored retirement plan, that determines whether or not you can open an IRA. With the exception of certain high-income individuals and couples, most people can contribute to a Roth IRA with after-tax dollars--even if they participate in an employer-sponsored retirement plan. Similarly, most people can contribute to a traditional IRA using pre-tax dollars even if they participate in an employer-sponsored retirement plan--although the deduction they receive is phased out as their income rises.

MYTH 6: IT'S SMARTER TO WAIT UNTIL I'M MAKING MORE MONEY BEFORE I OPEN MY IRA.

When investing for retirement, or for any long-term goal, time is your biggest asset, so start saving early! The table below shows why.

================================================================================

WANT $1 MILLION FOR RETIREMENT? STARTING EARLY MAKES IT EASIER.

CURRENT     YEARS TO SAVE         MONTHLY SAVINGS
  AGE      UNTIL RETIREMENT  NEEDED TO REACH $1 MILLION
  25             40                   $  158
  35             30                   $  442
  45             20                   $1,317
  55             10                   $4,882

All figures assume a 10% annual return on investments. This hypothetical example is for illustrative purposes only and is not intended to represent the performance of any particular fund, IRA or investor. Your actual return isn't likely to be consistent from year to year, and there is no guarantee that a specific rate of return will be achieved.

================================================================================

None of the information here should be considered tax advice. You should consult your tax advisor for information concerning your individual situation. Withdrawals from retirement accounts other than Roth IRAs are subject to ordinary income tax. Withdrawals before age 59 1/2 may also be subject to a 10% penalty.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JULY 31, 2002


                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE
ALABAMA-1.36%

Alabama (State of) Public School &
  College Authority; Capital Improvement
  Series 1999 C RB
  5.75%, 07/01/17                           AA     Aa3    $1,400    $  1,526,994
--------------------------------------------------------------------------------
Birmingham (City of) Special Care
  Facilities Financing Authority
  (Children's Hospital of Alabama);
  Health Care Facility Series 2002 RB
  5.38%, 06/01/23(b)                       AAA     Aaa     1,500       1,539,615
--------------------------------------------------------------------------------
Courtland (City of) Industrial
  Development Board (Champion
  International Corp. Project); Refunding
  Environmental Improvement Series 1996
  RB
  6.40%, 11/01/26(c)                        --    Baa2     2,315       2,392,691
--------------------------------------------------------------------------------
Jefferson (County of); Capital
  Improvement Sewer Series 2001 A RB Wts.
  5.00%, 02/01/41(b)                       AAA     Aaa     1,000         954,100
================================================================================
                                                                       6,413,400
================================================================================

ALASKA-0.28%

Alaska (State of) Housing Finance Corp.;
  Collateralized First Veterans' Home
  Mortgage Series 1992 A-2 RB
  6.75%, 12/01/24(c)                       AAA     Aaa     1,320       1,347,192
================================================================================

AMERICAN SAMOA-0.30%

American Samoa (Territory of); Refunding
  Unlimited Tax Series 2000 GO
  6.00%, 09/01/08(b)                        A      --      1,280       1,426,970
================================================================================

ARIZONA-1.38%

Arizona (State of) Educational Loan
  Marketing Corp.; Sr. Educational Loan
  Series 1992 RB
  6.13%, 09/01/02(c)                        --     Aa2     1,900       1,905,320
--------------------------------------------------------------------------------
Pima (County of) Industrial Development
  Authority (Radisson City Center
  Project); Refunding Development Series
  2002 RB
  6.50%, 12/01/09(d)                        --     --        365         368,066
--------------------------------------------------------------------------------
  6.70%, 12/01/10(d)                        --     --        390         393,666
--------------------------------------------------------------------------------
  6.70%, 12/01/11(d)                        --     --        415         419,333
--------------------------------------------------------------------------------

                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE
ARIZONA-(CONTINUED)

Pima (County of) Unified School District
  No. 10; Unlimited Tax School
  Improvement Series 1992 E GO
  6.50%, 07/01/05                           A+     A3     $3,100    $  3,447,541
================================================================================
                                                                       6,533,926
================================================================================

ARKANSAS-0.33%

Jefferson (County of) (Regional Medical
  Center Project); Refunding &
  Improvement Hospital Series 2001 RB
  5.85%, 06/01/26                           A      --        500         513,465
--------------------------------------------------------------------------------
Van Buren (County of); Refunding &
  Construction Sales & Use Tax Series
  2000 RB
  5.60%, 12/01/25(b)                       AAA     Aaa     1,000       1,050,780
================================================================================
                                                                       1,564,245
================================================================================

CALIFORNIA-1.69%

Abag Financing Authority for Non-Profit
  Corps. (Lincoln Glen Manor for Sr.
  Citizens); Series 2000 COP
  6.10%, 02/15/25                           A+     --      1,000       1,069,640
--------------------------------------------------------------------------------
Abag Financing Authority for Non-Profit
  Corps. (Lytton Gardens Inc.);
  Series 1999 COP
  6.00%, 02/15/19                           A+     --      2,085       2,186,039
--------------------------------------------------------------------------------
Abag Financing Authority for Non-Profit
  Corps. (Odd Fellow Home of California);
  Series 1999 COP
  6.00%, 08/15/24                           A+     --      1,000       1,067,830
--------------------------------------------------------------------------------
California (State of) Educational
  Facilities Authority (Fresno Pacific
  University); Series 2000 A RB
  6.05%, 03/01/11                           --    Baa3     1,350       1,515,699
--------------------------------------------------------------------------------
Foothill/Eastern Corridor Agency
  (California Toll Road Project); Sr.
  Lien Series 1995 A RB
  6.00%, 01/01/10(e)(f)                    AAA     Aaa       400         470,716
--------------------------------------------------------------------------------
Los Angeles (County of); Series 2001 RB
  5.15%, 02/12/06(d)                        --     --        377         392,658
--------------------------------------------------------------------------------


                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE
CALIFORNIA-(CONTINUED)

Sacramento (City of) Cogeneration
  Authority (Proctor & Gamble Project);
  Series 1995 RB
  7.00%, 07/01/04                          BBB     --     $  500    $    544,045
--------------------------------------------------------------------------------
Sacramento City Financing Authority
  (Convention Center Hotel); Sr. Series
  1999 A RB
  6.25%, 01/01/30(d)                        --     --        750         750,555
================================================================================
                                                                       7,997,182
================================================================================

COLORADO-3.50%

Adams (County of) School District No. 1;
  Unlimited Tax Series 1992 GO
  6.63%, 12/01/02(e)(f)                    AAA     Aaa       500         513,550
--------------------------------------------------------------------------------
Aurora (City of); Public Improvement
  Series 2000 COP
  5.50%, 12/01/30(b)(f)                    AAA     Aaa     3,230       3,363,141
--------------------------------------------------------------------------------
Broomfield (City of); Refunding &
  Improvement Sale & Use Tax Series 2002
  A RB
  5.00%, 12/01/31(b)                       AAA     Aaa     1,000         990,810
--------------------------------------------------------------------------------
Colorado (State of) E-470 Public Highway
  Authority; Sr. Series 2000 A RB
  5.75%, 09/01/35(b)                       AAA     Aaa     1,000       1,087,800
--------------------------------------------------------------------------------
Colorado (State of) Educational &
  Cultural Facilities Authority (Student
  Housing-University of Colorado
  Foundation Project); Series 2002 RB
  5.00%, 07/01/22(b)                       AAA     Aaa     1,000       1,013,850
--------------------------------------------------------------------------------
Colorado (State of) Health Facilities
  Authority (Exempla Inc.); Series 2002 A
  RB
  5.50%, 01/01/23                           A      A1      3,500       3,486,805
--------------------------------------------------------------------------------
  5.63%, 01/01/33                           A      A1      2,000       1,986,780
--------------------------------------------------------------------------------
El Paso (County of) School District No. 2
  (Harrison); Unlimited Tax Series 2001
  GO
  5.25%, 12/01/26(b)                       AAA     Aaa     1,435       1,461,361
--------------------------------------------------------------------------------
Highlands Ranch (City of) Metro District
  No. 1; Refunding & Improvement
  Unlimited Tax Series 1992 A GO
  7.30%, 09/01/02(e)(f)                    NRR     NRR       500         517,415
--------------------------------------------------------------------------------
Meridian (City of) Metro District;
  Refunding & Improvement Unlimited Tax
  Series 2001 B GO
  5.00%, 12/01/25                           AA     --      1,000         977,040
--------------------------------------------------------------------------------

                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE
COLORADO-(CONTINUED)

Mountain Village (City of) Metro District
  (San Miguel County); Prerefunded
  Unlimited Tax Series 1992 GO
  7.95%, 12/01/02(e)(f)                    NRR     NRR    $   50    $     51,573
--------------------------------------------------------------------------------
  Unrefunded Unlimited Tax Series 1992 GO
  7.95%, 12/01/03(d)                        --     --        105         107,511
--------------------------------------------------------------------------------
Northwest Parkway Public Highway
  Authority; Sr. Series 2001 A RB
  5.25%, 06/15/41(b)                       AAA     Aaa     1,000         999,930
================================================================================
                                                                      16,557,566
================================================================================

CONNECTICUT-5.66%

Brooklyn (City of); Unlimited Tax Series
  1995 GO
  5.50%, 05/01/06(b)                       AAA     Aaa       250         274,395
--------------------------------------------------------------------------------
  5.70%, 05/01/08(b)                       AAA     Aaa       250         274,377
--------------------------------------------------------------------------------
Chester (City of); Unlimited Tax Series
  1989 GO
  7.00%, 10/01/05                           --     A2        190         191,510
--------------------------------------------------------------------------------
Connecticut (State of) (Bradley
  International Airport); Special
  Obligation Parking Series 2000 A RB
  6.60%, 07/01/24(b)(c)                     A       A      1,250       1,302,800
--------------------------------------------------------------------------------
Connecticut (State of)
  (Transportation Infrastructure);
  Special Obligation Tax Series 1991 A RB
  6.80%, 06/01/03(e)(f)                    AA-     Aa3     1,000       1,044,640
--------------------------------------------------------------------------------
  Special Obligation Tax Series 1991 B RB
  6.50%, 10/01/10                          AA-     Aa3       530         634,447
--------------------------------------------------------------------------------
  6.50%, 10/01/12                          AA-     Aa3     1,500       1,824,360
--------------------------------------------------------------------------------
Connecticut (State of) Area Cooperative
  Educational Services (Staff
  Development/Administration Facilities);
  Unlimited Tax; Series 1999 GO
  5.63%, 07/15/19(b)                        A       A      1,060       1,119,424
--------------------------------------------------------------------------------
Connecticut (State of) Clean Water Fund;
  Series 1991 RB
  7.00%, 01/01/11(e)(f)                    AAA     Aaa        25          25,410
--------------------------------------------------------------------------------
Connecticut (State of) Development
  Authority (Bridgeport Hydraulic Co.
  Project); Refunding Water Facilities
  Series 1990 RB
  7.25%, 06/01/20                           A      --        800         807,488
--------------------------------------------------------------------------------
Connecticut (State of) Development
  Authority (Pfizer Inc. Project); Series
  1982 PCR
  6.55%, 02/15/13                          AAA     Aaa       250         260,987
--------------------------------------------------------------------------------


                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE
CONNECTICUT-(CONTINUED)

Connecticut (State of) Health & Education
  Facilities Authority (Bridgeport
  Hospital); Series 1992 A RB
  6.63%, 07/01/18(b)                       AAA     Aaa    $  500    $    510,570
--------------------------------------------------------------------------------
Connecticut (State of) Health & Education
  Facilities Authority (Danbury
  Hospital);
  Series 1999 G RB
  5.63%, 07/01/25(b)                       AAA     Aaa       250         262,887
--------------------------------------------------------------------------------
  Unrefunded Series 1991 E RB
  6.50%, 07/01/14(b)                       AAA     Aaa       110         111,913
--------------------------------------------------------------------------------
Connecticut (State of) Health & Education
  Facilities Authority (Loomis Chaffee
  School); Series 2001 D RB
  5.25%, 07/01/31(f)                        --     A2      1,500       1,521,915
--------------------------------------------------------------------------------
Connecticut (State of) Health & Education
  Facilities Authority (Stamford
  Hospital); Series 1996 F RB
  5.40%, 07/01/09(b)                       AAA     Aaa     1,000       1,090,840
--------------------------------------------------------------------------------
Connecticut (State of) Health & Education
  Facilities Authority (William W. Backus
  Hospital); Series 1997 D RB
  5.75%, 07/01/27(b)                       AAA     Aaa     1,000       1,055,230
--------------------------------------------------------------------------------
Connecticut (State of) Health & Education
  Facilities Authority (Windham Community
  Memorial Hospital); Series 1996 C RB
  5.75%, 07/01/11(b)                        A       A        740         790,823
--------------------------------------------------------------------------------
Connecticut (State of) Housing Finance
  Authority (Group Home Mortgage);
  Special Obligation Series 2000 GH-5 RB
  5.85%, 06/15/30(b)                       AAA     Aaa       500         523,140
--------------------------------------------------------------------------------
Connecticut (State of) Housing Finance
  Authority (Housing Mortgage Finance
  Program);
  Refunding Sub-Series 1996 E-1 RB
  5.95%, 05/15/17                          AAA     Aaa       500         525,005
--------------------------------------------------------------------------------
  Series 1991 C-3 RB
  6.55%, 11/15/13                          AAA     Aaa       225         230,650
--------------------------------------------------------------------------------
  Series 1993 E-1 RB
  6.00%, 05/15/17                          AAA     Aaa       675         697,484
--------------------------------------------------------------------------------
  Series 1996 C-1 RB
  6.30%, 11/15/17                          AAA     Aaa     1,270       1,350,772
--------------------------------------------------------------------------------
  Series 1996 C-2 RB
  6.25%, 11/15/18                          AAA     Aaa       750         795,622
--------------------------------------------------------------------------------
  Series 1996 G RB
  6.00%, 11/15/27(c)                       AAA     Aaa     1,000       1,035,260
--------------------------------------------------------------------------------
  Series 1998 C RB
  5.50%, 11/15/35(c)                       AAA     Aaa     1,775       1,805,157
--------------------------------------------------------------------------------

                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE

CONNECTICUT-(CONTINUED)

  Series 1998 D-2 RB
  5.45%, 11/15/24(c)                       AAA     Aaa    $  250    $    254,575
--------------------------------------------------------------------------------
  Series 2001 A-1 RB
  5.25%, 11/15/28                          AAA     Aaa       550         551,556
--------------------------------------------------------------------------------
  Sub-Series 1997 C-2 RB
  5.85%, 11/15/28(c)                       AAA     Aaa       440         452,012
--------------------------------------------------------------------------------
  Sub-Series 1998 E-1 RB
  5.13%, 05/15/21                          AAA     Aaa       445         448,324
--------------------------------------------------------------------------------
  Sub-Series 2000 B-2 RB
  5.85%, 05/15/31(c)                       AAA     Aaa       955         978,178
--------------------------------------------------------------------------------
Manchester (City of) Eighth Utilities
  District; Unlimited Tax Series 1991 GO
  6.75%, 08/15/06                           --     Aa3       180         208,613
--------------------------------------------------------------------------------
Mansfield (City of); Unlimited Tax Series
  1990 GO
  6.00%, 06/15/07                           --     Aa3       100         114,201
--------------------------------------------------------------------------------
  6.00%, 06/15/08                           --     Aa3       100         114,909
--------------------------------------------------------------------------------
  6.00%, 06/15/09                           --     Aa3       100         115,853
--------------------------------------------------------------------------------
New Britain (City of); Unlimited Tax
  Series 1992 GO
  6.00%, 02/01/11(b)                       AAA     Aaa       400         465,864
--------------------------------------------------------------------------------
North Canaan (City of); Unlimited Tax
  Series 1991 GO
  6.50%, 01/15/08                           --     A3        125         145,187
--------------------------------------------------------------------------------
  6.50%, 01/15/09                           --     A3        125         146,780
--------------------------------------------------------------------------------
  6.50%, 01/15/10                           --     A3        125         147,947
--------------------------------------------------------------------------------
  6.50%, 01/15/11                           --     A3        125         150,182
--------------------------------------------------------------------------------
Somers (City of); Unlimited Tax Series
  1990 GO
  6.00%, 12/01/10                           --     A1        190         221,935
--------------------------------------------------------------------------------
University of Connecticut (Student Fee);
  Series 2000 A RB
  6.00%, 11/15/10(e)(f)                    AA-     Aa3     1,325       1,559,631
--------------------------------------------------------------------------------
Waterbury (City of) Housing Authority
  (Connecticut Associates II Limited
  Partnership); Refunding Mortgage Series
  1998 C RB
  5.45%, 07/01/23(b)                       AAA     Aaa       150         150,177
--------------------------------------------------------------------------------
Westbrook (City of); Unlimited Tax Series
  1992 GO
  6.40%, 03/15/10(b)                       AAA     Aaa       380         449,160
================================================================================
                                                                      26,742,190
================================================================================

DELAWARE-0.34%

Delaware (State of) Economic Development
  Authority (Osteopathic Hospital
  Association); Series 1993 A RB
  6.75%, 01/01/13(e)(f)                    NRR     Aaa       250         303,637
--------------------------------------------------------------------------------


                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE
DELAWARE-(CONTINUED)

Wilmington (City of) Parking Authority;
  Gtd. Parking Series 2002 RB
  2.50%, 09/15/03(b)                       AAA     Aaa    $1,300    $  1,314,261
================================================================================
                                                                       1,617,898
================================================================================

DISTRICT OF COLUMBIA-0.44%

District of Columbia (George Washington
  University); Series 2001 A RB
  5.13%, 09/15/31(b)                       AAA     Aaa     1,000         991,720
--------------------------------------------------------------------------------
District of Columbia (Gonzaga College
  High School); Series 1999 RB
  5.38%, 07/01/19(b)                       AAA     Aaa     1,055       1,109,280
================================================================================
                                                                       2,101,000
================================================================================

FLORIDA-1.66%

Crossings at Fleming Island Community
  Development District; Refunding Special
  Assessment Series 2000 B RB
  5.80%, 05/01/16(b)                       AAA     Aaa     1,000       1,121,110
--------------------------------------------------------------------------------
Escambia (County of) (Champion
  International Corp. Project); Series
  1994 PCR
  6.90%, 08/01/22(c)                       BBB    Baa2     1,125       1,173,397
--------------------------------------------------------------------------------
Escambia (County of) Health Facilities
  Authority (Health Care Facility
  Loan-Veterans Hospital Project); Series
  2000 RB
  5.95%, 07/01/20(b)                       AAA     Aaa     1,000       1,137,060
--------------------------------------------------------------------------------
Jacksonville (City of) Electric
  Authority; Series 2000 A RB
  5.30%, 10/01/30                           A+     Aa3     1,000       1,001,650
--------------------------------------------------------------------------------
Miami-Dade (County of) (Miami
  International Airport); Series 2000 B
  RB
  5.75%, 10/01/29(b)                       AAA     Aaa     2,000       2,136,240
--------------------------------------------------------------------------------
Plantation (City of) Health Facilities
  Authority (Covenant Retirement
  Communities Inc.); Series 1992 RB
  7.75%, 12/01/02(e)(f)                    NRR     NRR       250         260,140
--------------------------------------------------------------------------------
Sunrise (City of) Utility System;
  Refunding Series 1998 RB
  5.00%, 10/01/28(b)                       AAA     Aaa     1,000         998,480
================================================================================
                                                                       7,828,077
================================================================================

GEORGIA-0.51%

Athens-Clarke (County of) Unified
  Government Development Authority
  (Catholic Health East); Series 2002 RB
  5.50%, 11/15/32                           A      A2        500         494,860
--------------------------------------------------------------------------------

                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE
GEORGIA-(CONTINUED)

Floyd (County of) Hospital Authority
  (Floyd Medical Center Project); Series
  2002 RAC
  5.25%, 07/01/29(b)                       AAA     Aaa    $1,510    $  1,536,697
--------------------------------------------------------------------------------
Georgia (State of) Housing & Finance
  Authority (Home Ownership Opportunity
  Program); Series 1992 C RB
  6.50%, 12/01/11                          AA+     Aa2       390         400,128
================================================================================
                                                                       2,431,685
================================================================================

GUAM-0.03%

Guam (Territory of) Power Authority;
  Series 1993 A RB
  5.25%, 10/01/23                          BBB     --        125         125,459
================================================================================

ILLINOIS-8.52%

Bellwood (City of); Unlimited Tax Series
  2002 GO
  5.25%, 12/01/25(b)                       AAA     Aaa     1,000       1,012,650
--------------------------------------------------------------------------------
Chicago (City of); Project & Refunding
  Unlimited Tax Series 2000 C GO
  5.50%, 01/01/40(b)                       AAA     Aaa     1,750       1,793,225
--------------------------------------------------------------------------------
  Project & Refunding
  Unlimited Tax Series 2001 A GO
  5.25%, 01/01/33(b)                       AAA     Aaa     3,940       3,957,218
--------------------------------------------------------------------------------
  Special Transportation Series 2001 RB
  5.25%, 01/01/31(b)                       AAA     Aaa     1,000       1,005,110
--------------------------------------------------------------------------------
Chicago (City of) (Cottage View Terrace
  Apartments); FHA/ GNMA Collateralized
  Multi-Family Housing Series 2000 A RB
  6.13%, 02/20/42(c)                       AAA     --      1,580       1,630,544
--------------------------------------------------------------------------------
Chicago (City of) Parks District;
  Unlimited Tax Series 2001 D GO
  5.00%, 01/01/29(b)                       AAA     Aaa     3,000       2,935,290
--------------------------------------------------------------------------------
Cook (County of); Unlimited Tax Series
  1992 B GO
  5.75%, 11/15/02(e)(f)                    AAA     Aaa     2,000       2,064,680
--------------------------------------------------------------------------------
Freeport (City of); Unlimited Tax Series
  2000 RB
  6.00%, 12/01/29(b)                       AAA     Aaa     1,000       1,095,400
--------------------------------------------------------------------------------
Illinois (State of) Development Finance
  Authority (Adventist Health Systems
  Project); Series 1997 A RB
  6.00%, 11/15/11(b)                       AAA     Aaa     2,500       2,886,350
--------------------------------------------------------------------------------
Illinois (State of) Development Finance
  Authority (CPC International Inc.
  Project); Refunding Series 1992 PCR
  6.75%, 05/01/16                           --     A1      2,000       2,048,400
--------------------------------------------------------------------------------


                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE
ILLINOIS-(CONTINUED)

Illinois (State of) Development Finance
  Authority (Evanston Northwestern
  Healthcare Corp.); VRD Series 2001 C RB
  1.45%, 05/01/31(g)                       AA+     Aa2    $7,245    $  7,245,000
--------------------------------------------------------------------------------
Illinois (State of) Educational
  Facilities Authority (Northwestern
  University); Adjustable Rate Medium
  Term Series 1997 RB
  5.25%, 11/01/14(f)                       AA+     Aa1     1,000       1,107,700
--------------------------------------------------------------------------------
Illinois (State of) Educational
  Facilities Authority (Robert Morris
  College); Series 2000 RB
  5.80%, 06/01/30(b)                       AAA     Aaa     1,000       1,055,520
--------------------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Blessing Hospital); Series
  1999 A RB
  6.00%, 11/15/19(b)                       AAA     Aaa     1,000       1,090,840
--------------------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Evangelical Hospital Corp.);
  Refunding Series 1992 A RB
  6.25%, 04/15/22(e)(f)                    AA-     Aaa     1,000       1,183,300
--------------------------------------------------------------------------------
  Series 1992 C RB
  6.25%, 04/15/22(e)(f)                    NRR     NRR     1,150       1,355,919
--------------------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Franciscan Sisters Health
  Care); Series 1992 RB
  6.40%, 09/01/04(e)(f)                    AAA     Aaa     2,000       2,190,140
--------------------------------------------------------------------------------
Illinois State University Auxiliary
  Facilities System; Series 1993 RB
  5.75%, 04/01/14(b)                       AAA     Aaa     1,000       1,044,220
--------------------------------------------------------------------------------
Metropolitan Pier & Exposition Authority
  (McCormick Place Expansion); Dedicated
  State Tax Series 2002 A RB
  5.25%, 06/15/42(b)                       AAA     Aaa     1,000         996,610
--------------------------------------------------------------------------------
  5.92%, 12/15/29(b)(h)                    AAA     Aaa     1,500         318,885
--------------------------------------------------------------------------------
  5.94%, 06/15/30(b)(h)                    AAA     Aaa     1,000         206,100
--------------------------------------------------------------------------------
Rockford (City of) School District No.
  205; Unlimited Tax Series 2001 GO
  5.00%, 02/01/17(b)                       AAA     Aaa       500         533,550
--------------------------------------------------------------------------------
Tazewell (County of) Community High
  School District No. 303 (Pekin);
  Unlimited Tax Series 1996 GO
  5.63%, 01/01/14(b)                       AAA     Aaa     1,435       1,517,584
================================================================================
                                                                      40,274,235
================================================================================

                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE

INDIANA-3.15%

Carmel (City of) Retirement Rental
  Housing (Beverly Enterprises Inc.
  Project); Refunding Series 1992 RB
  8.75%, 12/01/08(d)                        --     --     $   80    $     82,789
--------------------------------------------------------------------------------
East Allen (City of) Multi-School
  Building Corp.; First Mortgage Series
  2000 RB
  5.75%, 01/15/10(e)(f)                    AAA     Aaa       735         835,320
--------------------------------------------------------------------------------
Indiana (State of) Bond Bank; Series 2000
  A RB
  5.90%, 02/01/14(b)                       AAA     Aaa     1,000       1,125,880
--------------------------------------------------------------------------------
Indiana (State of) Bond Bank (Hendricks
  Project); Series 2002 D RB
  5.25%, 04/01/30(b)                       AAA     Aaa       500         502,975
--------------------------------------------------------------------------------
Indiana (State of) Housing Finance
  Authority; Single Family Mortgage
  Series 1995 B-1 RB
  6.15%, 07/01/17                           --     Aaa       115         119,670
--------------------------------------------------------------------------------
Indiana (State of) Transportation Finance
  Authority;
  Highway Series 2000 RB
  5.38%, 12/01/25                           AA     Aa2     2,000       2,040,840
--------------------------------------------------------------------------------
  Prerefunded Airport Facilities Lease
  Series 1992 A RB
  6.25%, 11/01/02(e)(f)                    NRR     Aaa       395         407,561
--------------------------------------------------------------------------------
  Unrefunded Airport Facilities Lease
  Series 1992 A RB
  6.25%, 11/01/16                           AA     A1        105         108,090
--------------------------------------------------------------------------------
Indianapolis (City of) (Lake Nora & Fox
  Club Project); Multifamily Series 1999
  A RB
  5.90%, 10/01/19(b)                       AAA     Aaa     1,795       1,901,569
--------------------------------------------------------------------------------
Indianapolis (City of) Local Public
  Improvement Bond Bank (Waterworks
  Project); Series 2002 A RB
  5.25%, 07/01/33(b)                       AAA     Aaa     1,700       1,718,241
--------------------------------------------------------------------------------
Indianapolis (City of) Thermal Energy
  System; Series 2001 A RB
  5.00%, 10/01/11(b)                       AAA     Aaa     1,500       1,629,555
--------------------------------------------------------------------------------
Lafayette (City of); Sewer Series 2002 RB
  5.15%, 07/01/24(b)                       AAA     Aaa     1,000       1,006,150
--------------------------------------------------------------------------------
Petersburg (City of) (Indiana Power &
  Lighting Project); Refunding
  Convertible Series 1991 PCR 5.75%,
  08/01/21                                 BBB-    A3      2,500       2,354,200
--------------------------------------------------------------------------------
Wa-Nee Middle School Building Corp.;
  Unlimited Tax First Mortgage Series
  2001 GO
  5.50%, 01/15/20(b)                       AAA     Aaa     1,000       1,085,760
================================================================================
                                                                      14,918,600
================================================================================


                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE

KANSAS-0.31%

Newton (City of) (Newton Healthcare
  Corp.); Hospital Series 1994 A RB
  7.38%, 11/15/04(e)(f)                    NRR     NRR    $  250    $    284,550
--------------------------------------------------------------------------------
Overland Park (City of) Development Corp.
  (Overland Park Project); First Tier
  Series 2001 A RB
  7.38%, 01/01/32(d)                        --     --      1,135       1,167,597
================================================================================
                                                                       1,452,147
================================================================================

KENTUCKY-0.79%

Jefferson (County of) (Beverly
  Enterprises Project); Refunding Health
  Facilities Series 1999 RB
  5.88%, 05/01/08(d)                        --     --        595         584,772
--------------------------------------------------------------------------------
Mount Sterling (City of) (Kentucky League
  Cities); Lease Funding Series 1993 A RB
  6.15%, 03/01/13                           --     Aa3     3,000       3,129,600
================================================================================
                                                                       3,714,372
================================================================================

LOUISIANA-5.00%

Lafayette (City of); Public Improvement
  Sales Tax Series 2000 A RB
  5.50%, 03/01/23(b)                       AAA     Aaa     1,360       1,430,489
--------------------------------------------------------------------------------
Louisiana (State of) Local Government
  Environmental Facilities & Community
  Development Authority
  (Capital Projects & Equipment
  Acquisitions); Series 2000 RB
  6.55%, 09/01/25(b)                        A       A      6,000       6,633,300
--------------------------------------------------------------------------------
  Series 2000 A RB
  6.30%, 07/01/30(b)                       AAA     Aaa     3,000       3,478,050
--------------------------------------------------------------------------------
Louisiana (State of) Local Government
  Environmental Facilities & Community
  Development Authority (Parking
  Facilities Corp. Garage Project);
  Series 2001 A RB
  5.20%, 10/01/20(b)                       AAA     Aaa     1,000       1,033,030
--------------------------------------------------------------------------------
Louisiana (State of) Public Facilities
  Authority (Medical Center at New
  Orleans Project); Series 1992 RB
  6.13%, 10/15/07(b)                       AAA     --      2,775       2,797,228
--------------------------------------------------------------------------------
Louisiana (State of) Public Facilities
  Authority (Tulane University);
  Series 1996 RB
  6.00%, 10/01/16(b)                       AAA     Aaa     2,500       2,808,825
--------------------------------------------------------------------------------
  Series 2002 A RB
  5.13%, 07/01/27(b)                       AAA     Aaa     2,100       2,112,054
--------------------------------------------------------------------------------

                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE
LOUISIANA-(CONTINUED)

Ouachita (Parish of) Hospital Service
  District No. 1 (Glenwood Regional
  Medical Center); Refunding Series 1996
  RB
  5.70%, 05/15/16(b)                       AAA     Aaa    $1,000    $  1,089,580
--------------------------------------------------------------------------------
St. John Baptist (Parish of) Sales Tax
  District; Series 1987 RB
  7.60%, 01/01/08(e)(f)                    NRR     NRR       500         606,795
--------------------------------------------------------------------------------
  7.60%, 01/01/09(e)(f)                    NRR     NRR       500         616,400
--------------------------------------------------------------------------------
West Feliciana (Parish of) (Gulf States
  Utilities); Series 1992 A PCR
  7.50%, 05/01/15                          BB+     Ba1     1,000       1,030,080
================================================================================
                                                                      23,635,831
================================================================================

MAINE-0.47%

Maine (State of) Educational Loan
  Authority (Supplemental Education Loan
  Program); Series 1992 A-2 RB
  6.95%, 12/01/07(c)(d)                     --     --        640         656,896
--------------------------------------------------------------------------------
Maine (State of) Housing Authority;
  Mortgage Series 1999 E-1 RB
  5.85%, 11/15/20                          AA+     Aa1     1,500       1,566,630
================================================================================
                                                                       2,223,526
================================================================================

MARYLAND-1.04%

Maryland (State of) Health & Higher
  Education Facilities Authority (Johns
  Hopkins University); Refunding Series
  2001 B RB
  5.00%, 07/01/41                           AA     Aa2     1,000         969,950
--------------------------------------------------------------------------------
Maryland (State of) Health & Higher
  Education Facilities Authority
  (University of Maryland Medical
  System); Series 2001 RB
  5.25%, 07/01/28                           A     Baa1     2,000       1,994,280
--------------------------------------------------------------------------------
  5.25%, 07/01/34                           A     Baa1     2,000       1,975,480
================================================================================
                                                                       4,939,710
================================================================================

MASSACHUSETTS-1.39%

Massachusetts (State of) Development
  Financing Agency (Briarwood Project);
  Series 2001 B RB
  7.88%, 12/01/15(d)                        --     --      1,000       1,049,250
--------------------------------------------------------------------------------
Massachusetts (State of) Health &
  Educational Facilities Authority
  (Winchester Hospital); Series 1994 D RB
  5.80%, 07/01/09(b)                       AAA     --      1,000       1,081,650
--------------------------------------------------------------------------------
Massachusetts (State of) Housing Finance
  Agency; Single Family Housing Series
  1994 RB
  6.60%, 12/01/26(c)                        AA     Aa3     1,385       1,436,841
--------------------------------------------------------------------------------


                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE
MASSACHUSETTS-(CONTINUED)

Massachusetts (State of) Port Authority;
  Series 1997 A RB
  5.00%, 07/01/27(b)                       AAA     Aaa    $1,000    $    991,510
--------------------------------------------------------------------------------
Massachusetts (State of) Water Resources
  Authority; Series 2002 B RB
  5.13%, 08/01/27(b)                       AAA     Aaa     2,000       2,005,820
================================================================================
                                                                       6,565,071
================================================================================

MICHIGAN-7.58%

Anchor Bay School District; Refunding
  Unlimited Tax Series 2001 GO
  5.00%, 05/01/29                          AAA     Aaa     1,000         981,120
--------------------------------------------------------------------------------
Bullock Creek School District; Unlimited
  Tax Series 2000 GO
  5.50%, 05/01/22                          AAA     Aaa     1,000       1,039,480
--------------------------------------------------------------------------------
Chippewa Valley Schools; Refunding
  Unlimited Tax Series 2002 GO
  5.13%, 05/01/27                          AAA     Aaa     1,000       1,003,340
--------------------------------------------------------------------------------
Dearborn Heights (City of) Finance
  Authority; Limited Tax Series 2001 A GO
  5.00%, 10/01/30(b)                       AAA     Aaa     1,000         983,610
--------------------------------------------------------------------------------
Detroit (City of) School District;
  Unlimited Tax Series 2001 A GO
  5.13%, 05/01/31(b)                       AAA     Aaa     2,000       2,000,600
--------------------------------------------------------------------------------
Detroit (City of) Water Supply System;
  Sr. Lien Series 2001 A RB
  5.00%, 07/01/30(b)                       AAA     Aaa     8,500       8,348,955
--------------------------------------------------------------------------------
  5.25%, 07/01/33(b)                       AAA     Aaa     3,500       3,532,025
--------------------------------------------------------------------------------
Garden City Hospital Finance Authority
  (Garden City Hospital); Refunding
  Hospital Series 1998 A RB
  5.63%, 09/01/10                           --     B1        850         693,056
--------------------------------------------------------------------------------
Grand Rapids (City of) Building
  Authority; Series 2002 A RB
  5.00%, 10/01/22(b)                       AAA     Aaa     1,660       1,671,720
--------------------------------------------------------------------------------
Lake Orion Community School District;
  Refunding Unlimited Tax Series 1994 GO
  7.00%, 05/01/05(e)(f)                    AAA     Aaa     2,500       2,847,175
--------------------------------------------------------------------------------
Lincoln Park (City of) School District;
  Unlimited Tax Series 1996 GO
  6.00%, 05/01/06(e)(f)                    AAA     Aaa     1,210       1,372,636
--------------------------------------------------------------------------------
Michigan (State of) Housing Development
  Authority; Rental Housing Series 1992 A
  RB
  6.60%, 10/01/02(e)(f)                    AA-     NRR       945         968,616
--------------------------------------------------------------------------------

                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE
MICHIGAN-(CONTINUED)

Michigan (State of) Municipal Bond
  Authority (Drinking Water Revolving
  Fund); Series 2000 RB
  5.50%, 10/01/22                          AAA     Aaa    $1,000    $  1,051,300
--------------------------------------------------------------------------------
Michigan (State of) Public Water Agency
  (Combustion Turbine No. 1); Series 2001
  A RB
  5.25%, 01/01/24(b)                       AAA     Aaa     2,500       2,540,700
--------------------------------------------------------------------------------
Michigan (State of) Trunk Line; Refunding
  Series 1998 A RB
  5.00%, 11/01/26(b)                       AAA     Aaa     1,000         990,220
--------------------------------------------------------------------------------
West Ottawa (City of) Public School
  District; Unlimited Tax Series 2002 A
  GO
  5.00%, 05/01/27                          AAA     Aaa     1,000         988,730
--------------------------------------------------------------------------------
Ypsilanti (City of) School District;
  Refunding Unlimited Tax Series 1996 GO
  5.75%, 05/01/07(e)(f)                    AAA     Aaa     4,275       4,820,704
================================================================================
                                                                      35,833,987
================================================================================

MINNESOTA-0.41%

Minneapolis (City of) (Parking Ramp);
  Unlimited Tax Series 2000 A GO
  5.90%, 12/01/20                          AAA     Aa1     1,000       1,099,130
--------------------------------------------------------------------------------
Minneapolis & St. Paul (Cities of)
  Metropolitan Airports Commission
  (Northwest Airlines Inc.); Special
  Facilities Series 2001 A RB
  7.00%, 04/01/25(c)(d)                     --     --      1,000         857,200
================================================================================
                                                                       1,956,330
================================================================================

MISSISSIPPI-1.11%

Mississippi (State of) Higher Education
  Assistance Corp.; Sub-Series 1994 C RB
  7.50%, 09/01/09(c)                        --     A2      5,000       5,228,900
================================================================================

MISSOURI-0.94%

Kansas City Industrial Development
  Authority (General Motors Corp.
  Project); Series 1984 PCR 6.05%,
  04/01/06                                 BBB+    A3        170         170,624
--------------------------------------------------------------------------------
Missouri (State of) Environmental
  Improvement & Energy Resources
  Authority (State Revolving Fund);
  Prerefunded Water Pollution Series 1995
  C RB
  5.85%, 01/01/05(e)(f)                    NRR     Aaa       730         807,577
--------------------------------------------------------------------------------
  Unrefunded Water Pollution Series 1995
  C RB
  5.85%, 01/01/10                           --     Aaa       270         292,270
--------------------------------------------------------------------------------


                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE
MISSOURI-(CONTINUED)

Missouri (State of) Health & Educational
  Facilities Authority (Washington
  University Project); Educational
  Facilities Series 2001 A RB
  5.13%, 06/15/41                          AA+     Aa1    $3,250    $  3,198,617
================================================================================
                                                                       4,469,088
================================================================================

NEBRASKA-0.22%

Omaha (City of) Public Power District;
  Electric Series 2002 A RB
  5.20%, 02/01/22                           AA     Aa2     1,000       1,017,980
================================================================================

NEVADA-3.20%

Boulder (City of) (Boulder City Hospital
  Inc. Project); Refunding Hospital
  Series 1998 RB
  5.85%, 01/01/22(d)                        --     --        500         423,505
--------------------------------------------------------------------------------
Clark (County of); Airport Lien
  Sub-Series 2001 B RB
  5.25%, 07/01/34(b)                       AAA     Aaa     3,000       3,027,450
--------------------------------------------------------------------------------
Clark (County of) (Nevada Power Company
  Project); Series 1992 C IDR 7.20%,
  10/01/22                                  BB     Ba2     1,500       1,482,210
--------------------------------------------------------------------------------
Clark (County of) Bond Bank; Limited Tax
  Series 2001 GO
  5.00%, 06/01/31(b)                       AAA     Aaa     5,000       4,873,000
--------------------------------------------------------------------------------
Humboldt (County of) (Sierra Pacific
  Project); Refunding Series 1987 PCR
  6.55%, 10/01/13(b)                       AAA     Aaa     3,000       3,073,740
--------------------------------------------------------------------------------
Reno (City of) Redevelopment Agency;
  Refunding Sub-Series 1995 A TAN
  6.00%, 06/01/10                           --    Baa3     1,185       1,235,481
--------------------------------------------------------------------------------
Truckee Meadows Water Authority; Water
  Series 2001 A RB
  5.13%, 07/01/30(b)                       AAA     Aaa     1,000         993,340
================================================================================
                                                                      15,108,726
================================================================================

NEW JERSEY-2.02%

New Jersey (State of) Economic
  Development Authority (Continental
  Airlines, Inc.
  Project); Special Facility
  Series 1999 RB
  6.25%, 09/15/29(c)(f)                     B+     B3      6,300       4,970,511
--------------------------------------------------------------------------------
  6.40%, 09/15/23(c)(f)                     B+     B3      1,000         820,570
--------------------------------------------------------------------------------
  Special Facility Series 2000 RB
  7.00%, 11/15/30(c)(f)                     B+     B3      4,000       3,525,520
--------------------------------------------------------------------------------

                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE
NEW JERSEY-(CONTINUED)

New Jersey (State of) Health Care
  Facilities Financing Authority (Raritan
  Bay Medical Center); Series 1994 RB
  7.25%, 07/01/27(d)                        --     --     $  250    $    250,903
================================================================================
                                                                       9,567,504
================================================================================

NEW MEXICO-1.07%

Las Cruces (City of) South Central Solid
  Waste Authority; Environmental Services
  Series 1995 RB
  5.65%, 06/01/09                           --     A3        575         604,124
--------------------------------------------------------------------------------
Los Alamos (County of); Refunding Utility
  System Series 1994 A RB
  6.00%, 07/01/15(b)                       AAA     Aaa     2,000       2,178,200
--------------------------------------------------------------------------------
Santa Fe (City of); Series 1994 RB
  6.25%, 06/01/04(e)(f)                    AAA     Aaa     2,100       2,274,237
================================================================================
                                                                       5,056,561
================================================================================

NEW YORK-3.46%

Metropolitan Transportation
  Authority; Dedicated Tax Fund
  Series 2000 A RB
  5.88%, 04/01/25(b)                       AAA     Aaa     1,500       1,614,120
--------------------------------------------------------------------------------
  Refunding Series 2002 A RB
  5.13%, 01/01/29                          AA-     A3      1,000         990,660
--------------------------------------------------------------------------------
New York (City of);
  Prerefunded Unlimited Tax Series 1994
  B1 GO
  7.38%, 08/15/04(e)(f)                     A      Aaa       500         562,655
--------------------------------------------------------------------------------
  Unlimited Tax Series 1996 A GO
  6.25%, 08/01/17(e)(f)                     A      A2      3,035       3,361,263
--------------------------------------------------------------------------------
  Unrefunded Unlimited Tax Series 1991 B
  GO
  7.00%, 02/01/18(e)(f)                    AAA     Aaa       520         528,554
--------------------------------------------------------------------------------
  Unrefunded Unlimited Tax Series 1992 D
  GO
  7.70%, 02/01/09(e)                        A      A2         15          15,298
--------------------------------------------------------------------------------
  Unrefunded Unlimited Tax Sub-Series
  1992 C-1 GO
  7.00%, 08/01/17                           A      A2         10          10,187
--------------------------------------------------------------------------------
New York (City of) Industrial Development
  Agency (University of Staten Island
  Hospital Project); Civic Facilities
  Series 2001 B RB
  6.38%, 07/01/31                           --    Baa3       600         605,430
--------------------------------------------------------------------------------


                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE
NEW YORK-(CONTINUED)

New York (City of) Municipal Water
  Finance Authority;
  Water & Sewer System Series 1987 A RB
  5.00%, 06/15/17                           AA     Aa2    $1,350    $  1,352,201
--------------------------------------------------------------------------------
  Water & Sewer System Series 1996 A RB
  5.50%, 06/15/24(b)                       AAA     Aaa     1,000       1,027,350
--------------------------------------------------------------------------------
  Water & Sewer System Series 1997 B RB
  5.75%, 06/15/29                           AA     Aa2     3,850       4,054,320
--------------------------------------------------------------------------------
New York (State of) Dorm Authority (State
  University Educational Facilities);
  Series 1995 A RB
  6.50%, 05/15/06                          AA-     A3      1,000       1,134,790
--------------------------------------------------------------------------------
New York (State of) Environmental
  Facilities Corp. (State Water Revolving
  Project); Unrefunded Series 1991 E PCR
  6.88%, 06/15/10                          AAA     Aaa     1,100       1,117,545
================================================================================
                                                                      16,374,373
================================================================================

NORTH CAROLINA-1.23%

North Carolina (State of) Eastern
  Municipal Power Agency; Power System
  Series 1993 A RB
  6.13%, 01/01/10(e)(f)                    AAA     Aaa     1,500       1,742,115
--------------------------------------------------------------------------------
North Carolina (State of) Housing Finance
  Agency; Single Family Series 1996 II RB
  6.20%, 03/01/16                           AA     Aa2       445         468,367
--------------------------------------------------------------------------------
North Carolina (State of) Municipal Power
  Agency (No. 1 Catawba Electric
  Project);
  Refunded Series 1990 RB
  6.50%, 01/01/10(e)(f)                    AAA     Aaa       260         302,918
--------------------------------------------------------------------------------
  Refunding Series 1992 RB
  7.25%, 01/01/07                          BBB+   Baa1     2,890       3,289,571
================================================================================
                                                                       5,802,971
================================================================================

NORTH DAKOTA-0.11%

Fargo (City of) Health System (Meritcare
  Medical Group); Series 2002 A RB
  5.13%, 06/01/27(b)(f)                    AAA     Aaa       500         499,615
================================================================================

OHIO-2.01%

Cleveland (City of); Parking Facilities
  Improvement Series 1992 RB
  8.00%, 09/15/02(e)(f)                    NRR     NRR       500         513,620
--------------------------------------------------------------------------------
Fairfield (City of) School District;
  Unlimited Tax Series 1995 GO
  6.10%, 12/01/05(e)(f)                    AAA     Aaa     1,000       1,123,910
--------------------------------------------------------------------------------

                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE

OHIO-(CONTINUED)

Findlay (City of); Limited Tax Series
  1996 GO
  5.88%, 07/01/17                          AA-     Aa3    $1,000    $  1,083,890
--------------------------------------------------------------------------------
Lake Ohio School District; Unlimited Tax
  Series 2000 GO
  5.75%, 12/01/26(b)                       AAA     Aaa     2,500       2,691,375
--------------------------------------------------------------------------------
Montgomery (County of) (Grandview
  Hospital & Medical Center); Refunding
  Hospital Series 1997 RB
  5.50%, 12/01/09(e)(f)                    BBB+    NRR     1,000       1,126,090
--------------------------------------------------------------------------------
Ohio (State of) Department of
  Transportation (Panhandle Rail Line
  Project); Series 1992 COP
  6.50%, 04/15/12(b)                       AAA     Aaa     1,100       1,127,082
--------------------------------------------------------------------------------
University of Cincinnati; Series 2002 F
  RB
  5.00%, 06/01/22                           AA     Aa3       820         824,371
--------------------------------------------------------------------------------
  5.00%, 06/01/23                           AA     Aa3     1,000         998,650
================================================================================
                                                                       9,488,988
================================================================================

OKLAHOMA-1.76%

Mustang (City of) Improvement Utility
  Authority; Series 1999 RB
  5.70%, 10/01/19(b)                       AAA     Aaa     1,500       1,632,735
--------------------------------------------------------------------------------
Oklahoma (State of) Development Finance
  Authority (St. John Health System);
  Refunding Series 1999 RB
  5.75%, 02/15/18                           AA     Aa3       675         719,813
--------------------------------------------------------------------------------
  5.75%, 02/15/25                           AA     Aa3     1,750       1,849,435
--------------------------------------------------------------------------------
Tulsa (City of) Industrial Authority (St.
  John's Medical Center Project);
  Hospital Series 1994 RB
  6.25%, 02/15/06(e)(f)                     AA     Aa3     2,000       2,252,460
--------------------------------------------------------------------------------
Tulsa (City of) Industrial Authority
  (Tulsa Regional Medical Center);
  Hospital Series 1992 RB
  7.20%, 06/01/03(e)(f)                    AAA     NRR       500         533,715
--------------------------------------------------------------------------------
Tulsa (City of) Public Facilities
  Authority; Capital Improvement Series
  1988 B RB
  6.00%, 03/01/08                           A+     --      1,305       1,351,680
================================================================================
                                                                       8,339,838
================================================================================

OREGON-0.73%

Cow Creek Band Umpqua Tribe of Indians;
  Series 1998 B RB
  (Acquired 08/18/98; Cost $997,470)
  5.10%, 07/01/12(b)(i)                    AAA     Aaa     1,000       1,040,240
--------------------------------------------------------------------------------


                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE
OREGON-(CONTINUED)

Portland (City of) Sewer System; Series
  1994 A RB
  6.20%, 06/01/04(e)(f)                    AAA     A1     $1,200    $  1,310,136
--------------------------------------------------------------------------------
  6.25%, 06/01/04(e)(f)                    AAA     A1      1,000       1,092,680
================================================================================
                                                                       3,443,056
================================================================================

PENNSYLVANIA-2.48%

Allegheny (County of) Higher Education
  Building Authority (Carnegie Mellon
  University); Series 2002 RB
  5.25%, 03/01/32                          AA-     --      1,500       1,505,535
--------------------------------------------------------------------------------
Allegheny (County of) Port Authority;
  Special Transportation Series 1999 RB
  6.13%, 03/01/09(e)(f)                    AAA     Aaa     1,000       1,168,560
--------------------------------------------------------------------------------
Chester (County of) Industrial
  Development Authority (Westtown School
  Project); Educational Facilities Series
  2002 RB
  5.00%, 01/01/31(b)                       AAA     Aaa     1,000         985,030
--------------------------------------------------------------------------------
Clarion (County of) Industrial
  Development Authority (Beverly
  Enterprises Inc. Project); Refunding
  Series 2001 RB
  7.38%, 12/01/08(d)                        --     --      1,450       1,482,422
--------------------------------------------------------------------------------
Montgomery (County of) Industrial
  Development Authority (Pennsburg
  Nursing & Rehabilitation Center);
  Series 1993 RB
  7.63%, 03/31/04(e)(f)                    NRR     Aaa       100         112,576
--------------------------------------------------------------------------------
Pennsylvania (State of); Unlimited Tax
  Third Series 1994 GO
  6.75%, 11/15/04(e)(f)                    AAA     Aaa     1,250       1,409,650
--------------------------------------------------------------------------------
Pennsylvania (State of) Economic
  Financing Authority (Colver Project);
  Resource Recovery Series 1994 D RB
  7.05%, 12/01/10(c)                       BBB-    --      2,900       3,043,753
--------------------------------------------------------------------------------
Pennsylvania (State of) Public School
  Building Authority (Lehigh Career &
  Technical Institution); Series 2001 RB
  5.00%, 10/01/26(b)                       AAA     Aaa     1,000         994,380
--------------------------------------------------------------------------------
Spring-Ford Area School District;
  Unlimited Tax Series 2002 GO
  5.00%, 04/01/23(b)                       AAA     Aaa     1,025       1,027,265
================================================================================
                                                                      11,729,171
================================================================================

PUERTO RICO-0.36%

Children's Trust Fund; Sr. Tobacco
  Settlement Series 2000 RB
  6.00%, 07/01/26                           A      Aa3     1,000       1,041,400
--------------------------------------------------------------------------------

                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE
PUERTO RICO-(CONTINUED)

Puerto Rico (Commonwealth of); Unlimited
  Tax Public Improvement Series 2000 GO
  6.00%, 07/01/05(b)(f)                     A-    Baa1    $  500    $    560,740
--------------------------------------------------------------------------------
Puerto Rico (Commonwealth of) Highway &
  Transportation Authority;
  Transportation Series 2000 B RB
  6.00%, 07/01/10(e)(f)                     A     Baa1       100         117,968
================================================================================
                                                                       1,720,108
================================================================================

RHODE ISLAND-1.05%

Rhode Island (State of) Housing &
  Mortgage Finance Corp.; Homeownership
  Opportunity Series 1994 15-B RB
  6.00%, 10/01/04                          AA+     Aa2     1,000       1,052,060
--------------------------------------------------------------------------------
Tobacco Settlement Financing Corp.;
  Asset-Backed Series 2002 A RB
  6.00%, 06/01/23                           A      A1      4,000       3,934,280
================================================================================
                                                                       4,986,340
================================================================================

SOUTH CAROLINA-0.94%

Piedmont Municipal Power Agency;
  Refunding Electric Series 1986 A RB
  5.75%, 01/01/24                          BBB-   Baa3     1,150       1,108,819
--------------------------------------------------------------------------------
South Carolina (State of) Jobs Economic
  Development Authority (Palmetto Health
  Alliance); Hospital Facilities
  Improvement Series 2000 A RB
  7.13%, 12/15/15                          BBB    Baa2     1,000       1,088,670
--------------------------------------------------------------------------------
South Carolina (State of) Public Service
  Authority; Series 2002 B RB
  5.13%, 01/01/32(b)                       AAA     Aaa     1,250       1,255,038
--------------------------------------------------------------------------------
South Carolina (State of) Transportation
  Infrastructure Bank; Series 2001 A RB
  5.00%, 10/01/29(b)                       AAA     Aaa     1,000         991,130
================================================================================
                                                                       4,443,657
================================================================================

SOUTH DAKOTA-0.46%

Aberdeen (City of) School District No.
  6-1; Unlimited Tax Series 2000 GO
  5.45%, 01/01/26(b)                       AAA     Aaa     2,000       2,055,520
--------------------------------------------------------------------------------
South Dakota (State of) Health &
  Educational Facilities Authority (Huron
  Regional Medical Center); Series 1994
  RB
  7.25%, 04/01/20                          BBB     --        100         103,793
================================================================================
                                                                       2,159,313
================================================================================


                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE

TENNESSEE-1.24%

Franklin (City of) Industrial Development
  Board (Landings Apartment Project);
  Multifamily Housing Refunding Series
  1996 A RB
  5.75%, 04/01/10(b)                       AAA     Aaa    $  820    $    878,851
--------------------------------------------------------------------------------
Putnam (County of); Refunding Unlimited
  Tax Series 2001 GO
  5.25%, 04/01/17(b)                       AAA     Aaa     2,500       2,744,650
--------------------------------------------------------------------------------
Robertson & Somner (Counties of) White
  House Utility District; Water & Sewer
  Series 2000 RB
  6.00%, 01/01/10(e)(f)                    NRR     Aaa     1,000       1,151,950
--------------------------------------------------------------------------------
Shelby (County of) Health Educational &
  Housing Facilities Board (Kirby Pines
  Retirement Community); Health Care
  Facilities Series 1997 A RB
  6.25%, 11/15/16(d)                        --     --      1,000         921,800
--------------------------------------------------------------------------------
Tennessee (State of) Housing Development
  Agency; Homeownership Progressive
  Series 1992 RB
  6.80%, 07/01/17                           AA     Aa2       155         158,364
================================================================================
                                                                       5,855,615
================================================================================

TEXAS-22.67%

Allen (City of) Independent School
  District; Refunding Unlimited Tax
  Series 2000 GO
  5.95%, 02/15/25                          AAA     Aaa     1,600       1,717,168
--------------------------------------------------------------------------------
Arlington (City of) Independent School
  District;
  Prerefunded Unlimited Tax Series 1995
  GO
  5.75%, 02/15/05(e)(f)                    NRR     Aaa       705         767,477
--------------------------------------------------------------------------------
  Unrefunded Unlimited Tax Series 1995 GO
  5.75%, 02/15/21                           --     Aaa       295         306,714
--------------------------------------------------------------------------------
Austin (City of) Community College
  District; Refunding Combined Fee Series
  1995 RB
  6.10%, 02/01/05(e)(f)                    AAA     Aaa     1,115       1,221,750
--------------------------------------------------------------------------------
Austin (City of) Electric Utility System;
  Refunding Series 2002 A RB
  4.00%, 11/15/03(b)                       AAA     Aaa     1,500       1,543,395
--------------------------------------------------------------------------------
Austin (City of) Hotel Occupancy Tax;
  Refunding Sub. Lien Series 1999 RB
  5.80%, 11/15/29(b)                       AAA     Aaa     1,000       1,057,590
--------------------------------------------------------------------------------
Austin (City of) Water & Wastewater
  System;
  Refunding Series 2001 B RB
  5.25%, 05/15/31(b)                       AAA     Aaa     1,750       1,757,175
--------------------------------------------------------------------------------
  Refunding Series 2002 A RB
  4.00%, 11/15/03(b)                       AAA     Aaa     1,000       1,029,190
--------------------------------------------------------------------------------

                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE
TEXAS-(CONTINUED)

Bellville (City of) Independent School
  District;
  Prerefunded Unlimited Tax Series 1995
  GO
  6.13%, 02/01/06(e)(f)                    NRR     Aaa    $  535    $    599,601
--------------------------------------------------------------------------------
  Unrefunded Unlimited Tax Series 1995 GO
  6.13%, 02/01/20                           --     Aaa       295         322,149
--------------------------------------------------------------------------------
Bexar (County of) Housing Finance Corp.
  (Dymaxion & Monarch Park Apartments);
  Multifamily Housing Series 2000 RB
  6.10%, 08/01/30(b)(f)                    AAA     Aaa     1,000       1,044,070
--------------------------------------------------------------------------------
Bexar (County of) Metropolitan Water
  District; Lease Purchase Series 2001 RB
  (Acquired 07/27/01; Cost $684,426)
  5.53%, 07/20/06(d)                        --     --        678         686,025
--------------------------------------------------------------------------------
Brazos (County of) Health Facilities
  Development Corp. (Franciscan Services
  Corp.); Series 1997 A RB
  5.38%, 01/01/22(b)                       AAA     Aaa     1,250       1,274,838
--------------------------------------------------------------------------------
Carroll (City of) Independent School
  District; Refunding Unlimited Tax
  Series 2001 GO
  5.25%, 02/15/33                          AAA     Aaa     1,350       1,358,276
--------------------------------------------------------------------------------
Carrollton (City of); Limited Tax Series
  1996 GO
  5.75%, 08/15/06(e)(f)                     AA     Aa2     1,000       1,119,300
--------------------------------------------------------------------------------
Cisco (City of) Jr. College District;
  Refunding Consolidated Fund Series 2002
  RB
  5.25%, 07/01/26(b)                       AAA     Aaa     1,000       1,008,400
--------------------------------------------------------------------------------
Cleveland (City of) Independent School
  District;
  Unlimited Tax Series 2001 GO
  5.13%, 02/01/31                          AAA     Aaa     2,000       1,983,700
--------------------------------------------------------------------------------
Comal (County of) Independent School
  District; Refunding Unlimited Tax
  Series 1999 GO
  5.75%, 08/01/28                           --     Aaa     1,000       1,065,050
--------------------------------------------------------------------------------
  Refunding Unlimited Tax Series 2001 GO
  5.25%, 02/01/28                           --     Aaa     1,000       1,010,220
--------------------------------------------------------------------------------
Dallas (City of) Area Rapid Transit; Sr.
  Lien Series 2001 RB
  5.00%, 12/01/31(b)                       AAA     Aaa     1,250       1,218,013
--------------------------------------------------------------------------------
DeSoto (City of) Independent School
  District; Refunding Unlimited Tax
  Series 1998 GO
  5.13%, 08/15/17                          AAA     --      1,000       1,000,210
--------------------------------------------------------------------------------
Georgetown (City of) Utility System;
  Series 1995 A RB
  6.20%, 08/15/05(e)(f)                    AAA     Aaa     1,500       1,672,005
--------------------------------------------------------------------------------


                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE
TEXAS-(CONTINUED)

Grapevine (City of); Limited Tax Series
  2000 GO Ctfs.
  5.88%, 08/15/26(b)                       AAA     Aaa    $1,610    $  1,727,482
--------------------------------------------------------------------------------
Harris (County of); Refunding Limited Tax
  Series 2002 GO
  5.13%, 08/15/31                          AA+     Aa1     1,000         994,750
--------------------------------------------------------------------------------
Harris (County of) Flood Control
  District; Refunding Unlimited Tax
  Series 2002 GO
  3.00%, 10/01/03                          AA+     Aa1     1,500       1,523,415
--------------------------------------------------------------------------------
Harris (County of) Health Facilities
  Development Corp. (Memorial Hermann
  Health Care Project); Hospital Series
  2001 A RB
  6.38%, 06/01/29                           A-     A3        750         798,045
--------------------------------------------------------------------------------
Harris (County of) Health Facilities
  Development Corp. (St. Luke's Episcopal
  Hospital Project);
  Series 1991 RB
  6.70%, 02/15/03(e)(f)                    AAA     Aa3     1,000       1,028,040
--------------------------------------------------------------------------------
  Series 2001 A RB
  5.38%, 02/15/26                           AA     --      1,000       1,008,880
--------------------------------------------------------------------------------
Harris (County of) Health Facilities
  Development Corp. (Texas Children's
  Hospital Project); Hospital Series 1999
  A RB
  5.25%, 10/01/29                           AA     Aa2     2,000       2,004,180
--------------------------------------------------------------------------------
Harris (County of) Houston Sports
  Authority; Refunding Jr. Lien Series
  2001 B RB
  5.25%, 11/15/40(b)                       AAA     Aaa     3,000       3,001,920
--------------------------------------------------------------------------------
Harris (County of) Mental Health and
  Mental Retardation Authority; Refunding
  Series 1992 RB
  6.25%, 09/15/10(b)                       AAA     Aaa     4,500       4,521,195
--------------------------------------------------------------------------------
Houston (City of) Airport System; Sub.
  Lien Series 2000 B RB
  5.50%, 07/01/30(b)                       AAA     Aaa     1,000       1,024,400
--------------------------------------------------------------------------------
Houston (City of) Water & Sewer System;
  Jr. Lien Series 1997 C RB
  5.38%, 12/01/27(b)                       AAA     Aaa     2,495       2,536,292
--------------------------------------------------------------------------------
Hurst-Euless-Bedford Independent School
  District;
  Prerefunded Unlimited Tax Series 1994
  GO
  6.50%, 08/15/04(e)(f)                    AAA     Aaa       640         700,838
--------------------------------------------------------------------------------
  Unrefunded Unlimited Tax Series 1994 GO
  6.50%, 08/15/24                          AAA     Aaa       360         390,308
--------------------------------------------------------------------------------

                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE
TEXAS-(CONTINUED)

Katy (City of) Independent School
  District;
  Limited Tax Series 1999 GO
  6.13%, 02/15/32                          AAA     Aaa    $1,500    $  1,624,200
--------------------------------------------------------------------------------
  Unlimited Tax Series 2001 B GO
  5.00%, 02/15/32                          AAA     Aaa     3,000       2,909,910
--------------------------------------------------------------------------------
Keller (City of) Independent School
  District;
  Refunding Unlimited Tax Series 2001 GO
  5.25%, 08/15/26                          AAA     Aaa     2,000       2,018,580
--------------------------------------------------------------------------------
  Series 1994 COP
  6.00%, 08/15/05(b)                       AAA     Aaa       885         978,863
--------------------------------------------------------------------------------
Laredo (City of) Community College
  District; Limited Tax Series 2002 GO
  5.25%, 08/01/32(b)                       AAA     Aaa     1,000       1,004,620
--------------------------------------------------------------------------------
Little Elm (City of) Independent School
  District;
  Refunding Unlimited Tax Series 1999 GO
  6.00%, 08/15/35                          AAA     --      2,500       2,697,225
--------------------------------------------------------------------------------
  Refunding Unlimited Tax Series 2000 GO
  6.13%, 08/15/35                          AAA     --      1,000       1,089,480
--------------------------------------------------------------------------------
Lockhart (City of) Tax and Utility
  Systems; Limited Tax Series 1996 GO
  Ctfs.
  5.85%, 08/01/11(b)                       AAA     Aaa       605         661,979
--------------------------------------------------------------------------------
  5.90%, 08/01/06(e)(f)                    AAA     Aaa     1,100       1,238,468
--------------------------------------------------------------------------------
Matagorda (County of) Navigation District
  No. 1 (Reliant Energy Project);
  Refunding Series 1999 B RB
  5.95%, 05/01/30(c)                       BBB    Baa2     2,000       1,788,860
--------------------------------------------------------------------------------
Nacogdoches (City of) Independent School
  District; Refunding Unlimited Tax
  Series 2001 GO
  5.30%, 02/15/25                          AAA     Aaa     1,765       1,787,910
--------------------------------------------------------------------------------
North Texas Higher Education Authority
  Inc.; Student Loan
  Series 1993 C RB
  6.10%, 04/01/08(c)                        --     Aa2     1,000       1,031,890
--------------------------------------------------------------------------------
  Student Loan Series 1993 D RB
  6.30%, 04/01/09(c)                        --     A2        500         515,525
--------------------------------------------------------------------------------
Northside Independent School District;
  Unlimited Tax Series 1999 A GO
  5.50%, 08/15/24                          AAA     Aaa     1,000       1,035,900
--------------------------------------------------------------------------------
Pasadena (City of); Limited Tax Series
  2002 GO
  5.25%, 04/01/32(b)                       AAA     Aaa     2,000       2,015,080
--------------------------------------------------------------------------------


                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE
TEXAS-(CONTINUED)

Pflugerville (City of) Independent School
  District; Unlimited Tax Series 2000 GO
  5.50%, 08/15/23                          AAA     Aaa    $1,615    $  1,672,155
--------------------------------------------------------------------------------
Plano (City of); Limited Tax Series 2000
  GO
  5.88%, 09/01/19                          AAA     Aaa       850         928,948
--------------------------------------------------------------------------------
Richardson (City of);
  Limited Tax Series 2000 A GO
  5.75%, 02/15/21(b)                       AAA     Aaa     2,000       2,138,360
--------------------------------------------------------------------------------
  Limited Tax Series 2001 GO
  5.00%, 02/15/19                          AA+     Aa1     1,720       1,743,822
--------------------------------------------------------------------------------
Richardson (City of) Hospital Authority
  (Richardson Medical Center); Unrefunded
  Hospital Series 1993 RB
  6.50%, 12/01/12                          BBB+   Baa1       870         901,581
--------------------------------------------------------------------------------
  6.75%, 12/01/23                          BBB+   Baa1     1,000       1,026,710
--------------------------------------------------------------------------------
San Angelo (City of) Waterworks & Sewer
  System; Refunding & Improvement Series
  2001 RB
  5.25%, 04/01/19(b)                       AAA     Aaa     1,000       1,035,800
--------------------------------------------------------------------------------
San Antonio (City of) Independent School
  District; Unlimited Tax Series 1999 GO
  5.50%, 08/15/24                          AAA     Aaa     3,500       3,625,650
--------------------------------------------------------------------------------
Schertz-Cibolo-Universal City Independent
  School District; Refunding Unlimited
  Tax Building Series 2001 GO
  5.13%, 08/01/25                          AAA     Aaa     1,535       1,536,627
--------------------------------------------------------------------------------
Spring Branch Independent School
  District; Limited Tax Series 2000 GO
  5.75%, 02/01/24                          AAA     Aaa     1,700       1,798,396
--------------------------------------------------------------------------------
Texas (State of); Refunding Unlimited Tax
  Water Development Series 2001 A GO
  5.25%, 08/01/35                           AA     Aa1     1,840       1,847,838
--------------------------------------------------------------------------------
Texas (State of) (Veteran's Land);
  Unlimited Tax Series 1994 GO
  6.40%, 12/01/24(c)                        AA     Aa1     2,000       2,171,980
--------------------------------------------------------------------------------
Texas (State of) (Water Financial
  Assistance); Unlimited Tax Series 2002
  GO
  5.00%, 08/01/23                           AA     Aa1     1,000         988,470
--------------------------------------------------------------------------------
  5.00%, 08/01/24                           AA     Aa1     1,000         985,560
--------------------------------------------------------------------------------
Texas (State of) Department of Housing &
  Community Affairs (Asmara Affordable
  Housing Inc. Project); Multifamily
  Housing Series 1996 A RB
  6.30%, 01/01/16                           A      --        310         317,809
--------------------------------------------------------------------------------

                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE
TEXAS-(CONTINUED)

Texas (State of) Public Property Finance
  Corp. (Mental Health & Mental
  Retardation); Series 1996 RB
  6.20%, 09/01/16                          BBB+    --     $  735    $    737,536
--------------------------------------------------------------------------------
Town Center Improvement District; Sales &
  Hotel Occupancy Tax Series 2001 RB
  5.13%, 03/01/23(b)                       AAA     Aaa     1,000       1,004,440
--------------------------------------------------------------------------------
  5.25%, 03/01/27(b)                       AAA     Aaa     2,800       2,819,096
--------------------------------------------------------------------------------
  5.50%, 03/01/13(b)                       AAA     Aaa     1,725       1,896,707
--------------------------------------------------------------------------------
Tyler (City of) Health Facilities
  Development Corp. (Mother Frances
  Hospital); Hospital Series 1997 A RB
  5.63%, 07/01/13                           --    Baa1     1,000       1,000,300
--------------------------------------------------------------------------------
United Independent School District;
  Unlimited Tax Series 2000 GO
  5.13%, 08/15/26                          AAA     Aaa     1,000       1,000,370
--------------------------------------------------------------------------------
University of Texas Financing System;
  Series 1999 B RB
  5.70%, 08/15/20                          AAA     Aaa     1,000       1,064,170
--------------------------------------------------------------------------------
Victoria (County of) (Citizens Medical
  Center); Hospital Series 1994 RB
  6.20%, 01/01/10(b)                       AAA     Aaa     1,000       1,071,820
--------------------------------------------------------------------------------
Waxahachie (City of) Independent School
  District; Refunding Unlimited Tax
  Series 2002 GO
  5.25%, 08/15/26                           --     Aaa     2,000       2,018,580
--------------------------------------------------------------------------------
  5.38%, 08/15/27                           --     Aaa     1,000       1,018,230
--------------------------------------------------------------------------------
Weatherford (City of) Independent School
  District;
  Prerefunded Unlimited Tax Series 1994
  GO
  6.40%, 02/15/05(e)(f)                    NRR     Aaa       900         994,077
--------------------------------------------------------------------------------
  Unrefunded Unlimited Tax Series 1994 GO
  6.40%, 02/15/12                           --     Aaa       100         109,007
--------------------------------------------------------------------------------
Ysleta (City of) Independent School
  District Public Facility Corp.;
  Refunding Lease Series 2001 RB
  5.38%, 11/15/24(b)                       AAA     Aaa     1,300       1,323,894
================================================================================
                                                                     107,198,484
================================================================================

UTAH-1.57%

Intermountain Power Agency;
  Power Supply Series 1995 B RB
  5.00%, 07/01/16(e)(f)                     A+     A1      2,000       2,004,940
--------------------------------------------------------------------------------
  Unrefunded Power Supply Series 1995 B
  RB
  5.00%, 07/01/16                           A+     A1      1,150       1,152,151
--------------------------------------------------------------------------------


                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE
UTAH-(CONTINUED)

Salt Lake (County of) (Westminster
  College Project); Series 1997 RB
  5.75%, 10/01/27                          BBB     --     $1,000    $  1,013,860
--------------------------------------------------------------------------------
South Jordan (City of); Sales Tax Series
  2001 RB
  5.20%, 08/15/26(b)                       AAA     Aaa     1,500       1,548,045
--------------------------------------------------------------------------------
Utah (State of) Housing Finance
  Agency; Single Family Mortgage
  Sub-Series 1994 C RB
  6.05%, 07/01/06                           --     Aa3       125         132,505
--------------------------------------------------------------------------------
  Single Family Mortgage Sub-Series 1994
  E-1 RB
  6.30%, 07/01/06                          AA-     --         85          90,451
--------------------------------------------------------------------------------
  Single Family Mortgage Sub-Series 1994
  G-1 RB
  7.15%, 07/01/06                          AA-     A1         30          31,256
--------------------------------------------------------------------------------
  Single Family Mortgage Sub-Series 2000
  B-1 RB
  6.00%, 07/01/10(c)                       AA-     Aa3       855         890,448
--------------------------------------------------------------------------------
  Sr. Single Family Mortgage Series 1995
  G-2 RB
  6.45%, 07/01/27(c)                       AAA     Aaa       560         580,317
================================================================================
                                                                       7,443,973
================================================================================

VERMONT-0.23%

Vermont (State of) Educational & Health
  Buildings Financing Agency (Fletcher
  Allen Health
  Care); Hospital Series 2000 A RB
  6.00%, 12/01/23(b)                       AAA     Aaa     1,000       1,092,510
================================================================================

VIRGIN ISLANDS-0.33%

Virgin Islands (Territory of) Public
  Finance Authority (Gross Receipts Taxes
  Loan Notes); Series 1999 A RB
  6.13%, 10/01/29(b)                        A       A        500         530,695
--------------------------------------------------------------------------------
Virgin Islands (Territory of) Public
  Financing Authority (Matching Fund Loan
  Notes); Refunding Series 1992 A RB
  7.25%, 10/01/02(e)(f)                    AAA     NRR     1,000       1,029,390
================================================================================
                                                                       1,560,085
================================================================================

VIRGINIA-0.64%

Fauquier (County of) Industrial
  Development Authority (Fauquier
  Hospital Foundation, Inc.); Hospital
  Series 2002 RB
  5.25%, 10/01/31                           AA     --      1,000         996,960
--------------------------------------------------------------------------------

                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE
VIRGINIA-(CONTINUED)

Norton (City) Industrial Development
  Authority (Norton Community Hospital);
  Refunding & Improvement Hospital Series
  2001 RB
  6.00%, 12/01/22(b)                        A      --     $1,000    $  1,036,510
--------------------------------------------------------------------------------
Virginia (State of) Resources Authority
  (Goochland County Tuckahoe Creek
  Service District Project); Water &
  Sewer System Series 2002 RB
  5.00%, 11/01/35                           AA     Aa2     1,000         987,150
================================================================================
                                                                       3,020,620
================================================================================

WASHINGTON-1.68%

Clark (County of) School District No.
  117; Unlimited Tax Series 1995 GO
  6.00%, 12/01/05(e)(f)                    AAA     Aaa     1,000       1,117,310
--------------------------------------------------------------------------------
King (County of);
  Sewer Series 1999 RB
  5.50%, 01/01/22(b)                       AAA     Aaa     1,000       1,041,050
--------------------------------------------------------------------------------
  Unlimited Tax Series 1969 GO
  5.50%, 07/01/07(e)(f)                    AAA     Aaa       490         548,565
--------------------------------------------------------------------------------
Pend Oreille (County of) Public Utility
  District No. 1; Electric Series 1996 B
  RB
  6.30%, 01/01/17                          BBB+    A3      1,400       1,498,602
--------------------------------------------------------------------------------
Washington (State of) Health Care
  Facilities Authority (Providence Health
  System Project); Series 2001 RB
  5.25%, 10/01/21(b)                       AAA     Aaa     1,000       1,018,120
--------------------------------------------------------------------------------
Washington (State of) Public Power Supply
  System (Nuclear Project No. 1);
  Refunding Series 1996 A RB
  5.75%, 07/01/12(b)                       AAA     Aaa     2,000       2,165,640
--------------------------------------------------------------------------------
West Richland (City of); Water & Sewer
  Series 1994 RB
  7.00%, 12/01/04(e)(f)                    AAA     Aaa       500         559,950
================================================================================
                                                                       7,949,237
================================================================================

WISCONSIN-1.12%

Muskego-Norway School District; Refunding
  Unlimited Tax Series 2002 GO
  5.00%, 04/01/21(b)                       AAA     Aaa     1,000       1,003,740
--------------------------------------------------------------------------------
Wisconsin (State of) Health & Educational
  Facilities Authority (Sinai Samaritan
  Medical Center Inc.); Series 1996 RB
  5.75%, 08/15/16(b)                       AAA     Aaa     1,500       1,616,490
--------------------------------------------------------------------------------
Wisconsin (State of) Health & Educational
  Facilities Authority (Sisters Sorrowful
  Mother); Series 1997 A RB
  5.90%, 08/15/24(b)                       AAA     Aaa     2,500       2,663,675
================================================================================
                                                                       5,283,905
================================================================================


                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE

WYOMING-0.50%

Laramie (County of) (Memorial Hospital
  Project); Hospital Series 1992 RB
  6.70%, 05/01/12(b)                       AAA     Aaa    $  250    $    257,750
--------------------------------------------------------------------------------
Natrona (County of) (Wyoming Medical
  Center Project); Hospital Series 1995
  RB
  6.00%, 09/15/11(b)                       AAA     Aaa     1,000       1,101,850
--------------------------------------------------------------------------------

                                            RATINGS(a)     PAR         MARKET
                                           S&P   MOODY'S  (000)        VALUE
WYOMING-(CONTINUED)

Sweetwater (County of) (Idaho Power Co.
  Project); Refunding Series 1996 A PCR
  6.05%, 07/15/26                          BBB+    A3     $1,000    $  1,023,970
================================================================================
                                                                       2,383,570
================================================================================
TOTAL INVESTMENTS-99.27% (Cost
  $446,261,602)                                                      469,424,787
================================================================================
OTHER ASSETS LESS LIABILITIES-0.73%                                    3,444,540
================================================================================
NET ASSETS-100.00%                                                  $472,869,327
________________________________________________________________________________
================================================================================

Investment Abbreviations:

COP   - Certificate of Participation
FHA   - Federal Housing Administration
GNMA  - Government National Mortgage Association
GO    - General Obligation Bonds
Gtd.  - Guaranteed
IDR   - Industrial Development Revenue Bonds
Jr.   - Junior
PCR   - Pollution Control Revenue Bonds
RAC   - Revenue Anticipation Certificates
RB    - Revenue Bonds
Sr.   - Senior
Sub.  - Subordinated
TAN   - Tax Allocation Notes
VRD   - Variable Rate Demand
Wts.  - Warrants

Notes to Schedule of Investments:

(a) Ratings assigned by Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's"). NRR indicates a security that is not re-rated subsequent to funding of an escrow fund (consisting of U.S. Treasury obligations); this funding is pursuant to an advance refunding of this security. Ratings are not covered by the Report of the Independent Auditors.
(b) Secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., American Capital Access Corp., Financial Guaranty Insurance Co., Financial Security Assurance, or MBIA Insurance Co.
(c) Security subject to the alternative minimum tax.
(d) Unrated security; determined by the investment advisor to be of comparable quality to the rated securities in which the Fund may invest pursuant to guidelines of quality adopted by the Board of Trustees and followed by the investment advisor.
(e) Secured by an escrow fund of U.S. Government obligations.
(f) Security has an irrevocable call or mandatory put by the issuer. Maturity date reflects such call or put.
(g) Demand securities; payable upon demand by the Fund with usually no more than seven calendar days' notice. Interest rates are redetermined weekly. Rates shown are rates in effect on 07/31/02.
(h) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(i) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The market value of this security at 07/31/02 represented 0.22% of the Fund's net assets.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------

JULY 31, 2002

ASSETS:

Investments, at market value (cost
  $446,261,602)                                $469,424,787
-----------------------------------------------------------
Receivables for:
  Investments sold                                4,338,252
-----------------------------------------------------------
  Fund shares sold                                2,582,141
-----------------------------------------------------------
  Interest                                        6,706,460
-----------------------------------------------------------
Investment for deferred compensation plan           102,139
-----------------------------------------------------------
Other assets                                         34,216
===========================================================
    Total assets                                483,187,995
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           8,067,370
-----------------------------------------------------------
  Fund shares reacquired                          1,132,293
-----------------------------------------------------------
  Dividends                                         708,897
-----------------------------------------------------------
  Deferred compensation plan                        102,139
-----------------------------------------------------------
Accrued distribution fees                           232,801
-----------------------------------------------------------
Accrued trustees' fees                                  730
-----------------------------------------------------------
Accrued transfer agent fees                          12,815
-----------------------------------------------------------
Accrued operating expenses                           61,623
===========================================================
    Total liabilities                            10,318,668
===========================================================
Net assets applicable to shares outstanding    $472,869,327
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $339,544,853
___________________________________________________________
===========================================================
Class B                                        $104,149,851
___________________________________________________________
===========================================================
Class C                                        $ 29,174,623
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                          42,123,332
___________________________________________________________
===========================================================
Class B                                          12,899,746
___________________________________________________________
===========================================================
Class C                                           3,620,231
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $       8.06
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.06 divided by
      95.25%)                                  $       8.46
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $       8.07
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $       8.06
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2002

INVESTMENT INCOME:

Interest                                        $25,762,084
===========================================================

EXPENSES:

Advisory fees                                     2,040,421
-----------------------------------------------------------
Administrative services fees                        112,021
-----------------------------------------------------------
Custodian fees                                       18,431
-----------------------------------------------------------
Distribution fees -- Class A                        853,515
-----------------------------------------------------------
Distribution fees -- Class B                        947,150
-----------------------------------------------------------
Distribution fees -- Class C                        239,843
-----------------------------------------------------------
Transfer agent fees                                 229,495
-----------------------------------------------------------
Trustees' fees                                       10,348
-----------------------------------------------------------
Other                                               177,776
===========================================================
    Total expenses                                4,629,000
===========================================================
Less: Expenses paid indirectly                       (5,356)
===========================================================
    Net expenses                                  4,623,644
===========================================================
Net investment income                            21,138,440
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                       (210,205)
-----------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investment securities          (392,841)
===========================================================
Net gain (loss) from investment securities         (603,046)
===========================================================
Net increase in net assets resulting from
  operations                                    $20,535,394
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED JULY 31, 2002 AND 2001

                                                                  2002            2001
                                                              ------------    ------------
OPERATIONS:

  Net investment income                                       $ 21,138,440    $ 18,710,476
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities             (210,205)         84,203
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                         (392,841)     10,776,758
==========================================================================================
    Net increase in net assets resulting from operations        20,535,394      29,571,437
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                      (16,156,773)    (14,953,354)
------------------------------------------------------------------------------------------
  Class B                                                       (3,770,131)     (3,257,124)
------------------------------------------------------------------------------------------
  Class C                                                         (953,868)       (511,438)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       17,431,346      30,618,904
------------------------------------------------------------------------------------------
  Class B                                                       17,606,047      17,088,547
------------------------------------------------------------------------------------------
  Class C                                                       11,286,232       9,301,793
==========================================================================================
    Net increase in net assets                                  45,978,247      67,858,765
==========================================================================================

NET ASSETS:

  Beginning of year                                            426,891,080     359,032,315
==========================================================================================
  End of year                                                 $472,869,327    $426,891,080
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $460,855,163    $416,536,814
------------------------------------------------------------------------------------------
  Undistributed net investment income                              319,824         (18,974)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                 (11,468,845)    (10,631,732)
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities              23,163,185      21,004,972
==========================================================================================
                                                              $472,869,327    $426,891,080
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JULY 31, 2002


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Municipal Bond Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eight separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income exempt from federal income taxes, consistent with the preservation of principal.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Portfolio securities are valued on the basis of prices provided by an independent pricing service approved by the Board of Trustees. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Portfolio securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Board of Trustees, or persons designated by the Board of Trustees, determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security. Securities with a demand feature exercisable within one to seven days are valued at par. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Notwithstanding the above, short-term obligations with maturities of 60 days or less are valued at amortized cost.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       On July 31, 2002, undistributed net investment income was increased by $13,103, undistributed net realized gains (losses) decreased by $626,908 and paid in capital increased by $613,805 as a result of differing book/tax treatment of capital loss and other reclassifications. Net assets of the Fund were unaffected by the reclassifications discussed above.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund has a capital loss carryforward of $11,200,174 as of July 31, 2002 expires as follows:

   CAPITAL LOSS
   CARRYFORWARD    EXPIRATION
   ------------    ----------
   $   728,546    July 31, 2003
   ----------------------------
        92,144    July 31, 2004
   ----------------------------
     1,947,609    July 31, 2007
   ----------------------------
     8,431,875    July 31, 2008
   ============================
   $11,200,174
   ____________________________
   ============================


       Utilization of such capital losses may be limited to the extent required under IRS rules. As of July 31, 2002 the Fund has a post-October capital loss deferral of $176,112, which will be recognized in the following tax year.

E. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--CHANGE IN ACCOUNTING PRINCIPLE

As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on debt securities. Prior to August 1, 2001, the Fund did not amortize market discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $68,027 addition in the cost of securities and a corresponding $68,027 decrease in net unrealized gains and losses, based on securities held by the Fund on August 1, 2001.

  The effect of this change in the current period was to increase net investment income by $20,700 and to decrease net unrealized gains and losses by $20,700. As a result, the net investment income per share and the net realized and unrealized gains and losses per share remained unchanged. The ratio of net investment income to average net assets remained unchanged.

NOTE 3--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.50% on the first $200 million of the Fund's average daily net assets, plus 0.40% on the next $300 million of the Fund's average daily net assets, plus 0.35% on the next $500 million of the Fund's average daily net assets, plus 0.30% on the Fund's average daily net assets in excess of $1 billion.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2002, AIM was paid $112,021 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended July 31, 2002, AFS retained $145,314 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended July 31, 2002, the Class A, Class B and Class C shares paid AIM Distributors $853,515, $947,150 and $239,843, respectively, as compensation under the Plans.

  AIM Distributors retained commissions of $67,279 from sales of the Class A shares of the Fund during the year ended July 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended July 31, 2002, AIM Distributors retained $56,839, $16,132 and $24,087 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended July 31, 2002, the Fund paid legal fees of $5,067 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 4--INDIRECT EXPENSES

For the year ended July 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $5,356 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $5,356.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 6--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended July 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the years ended July 31, 2002 and 2001 were as follows:

                                      2002           2001
                                   -----------    -----------
Distributions paid from ordinary
  income -- tax exempt             $20,880,772    $18,721,916
_____________________________________________________________
=============================================================


  As of July 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                  $    347,045
-----------------------------------------------------------
Capital loss carryforward                       (11,200,174)
-----------------------------------------------------------
Unrealized appreciation                          22,867,293
===========================================================
                                               $ 12,014,164
___________________________________________________________
===========================================================


  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the deferral of capital losses incurred after October 31.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 2002 was $181,855,428 and $154,317,109, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of July 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $25,452,716
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (2,293,361)
===========================================================
Net unrealized appreciation of investment
  securities                                    $23,159,355
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $446,265,432.

NOTE 9--SHARE INFORMATION

Changes in shares outstanding during the years ended July 31, 2002 and 2001 were as follows:

                                                                          2002                            2001
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------    -------------    -----------    -------------
Sold:
  Class A                                                      25,443,792    $ 203,919,132     17,360,190    $ 138,325,073
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       5,648,537       45,438,128      5,218,248       41,564,270
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       3,492,497       27,986,065      2,036,726       16,215,773
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       1,118,428        8,950,726        995,116        7,907,174
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         281,101        2,253,388        250,418        1,993,001
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                          86,031          687,981         40,422          321,603
==========================================================================================================================
Issued in connection with acquisitions:*
  Class A                                                       4,890,500       39,744,960             --               --
==========================================================================================================================
Reacquired:
  Class A                                                     (29,353,247)    (235,183,472)   (14,519,194)    (115,613,343)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (3,758,234)     (30,085,469)    (3,329,032)     (26,468,724)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,179,285)     (17,387,814)      (910,042)      (7,235,583)
==========================================================================================================================
                                                                5,670,120    $  46,323,625      7,142,852    $  57,009,244
__________________________________________________________________________________________________________________________
==========================================================================================================================

* As of the close of business on September 7, 2001, the Fund acquired all the net assets of AIM Tax-Exempt Bond Fund of Connecticut pursuant to a plan of reorganization approved by AIM Tax-Exempt Bond Fund of Connecticut shareholders on June 13, 2001. The acquisition was accomplished by a tax-free exchange of 4,890,500 shares of the Fund for 3,624,409 shares of AIM Tax-Exempt Bond Fund of Connecticut outstanding as of the close of business on September 7, 2001. AIM Tax-Exempt Bond Fund of Connecticut net assets at that date of $39,744,960 including $2,619,081 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $446,100,096.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                      CLASS A
                                                   -----------------------------------------------------------------------------
                                                                                SEVEN MONTHS
                                                      YEAR ENDED JULY 31,         ENDED             YEAR ENDED DECEMBER 31,
                                                   -------------------------     JULY 31,       --------------------------------
                                                     2002             2001         2000           1999        1998        1997
                                                   --------         --------    ------------    --------    --------    --------
Net asset value, beginning of period               $   8.06         $   7.83      $   7.74      $   8.35    $   8.34    $   8.19
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                0.38(a)          0.40          0.24(b)       0.41        0.42        0.42
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                    0.00             0.23          0.09         (0.61)       0.01        0.16
================================================================================================================================
    Total from investment operations                   0.38             0.63          0.33         (0.20)       0.43        0.58
================================================================================================================================
Less dividends from net investment income             (0.38)           (0.40)        (0.24)        (0.41)      (0.42)      (0.43)
================================================================================================================================
Net asset value, end of period                     $   8.06         $   8.06      $   7.83      $   7.74    $   8.35    $   8.34
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                                        4.84%            8.28%         4.32%        (2.45)%      5.28%       7.27%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $339,545         $322,437      $283,416      $294,720    $327,705    $318,469
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets                0.81%(d)         0.85%         0.85%(e)      0.84%       0.82%       0.90%
================================================================================================================================
Ratio of net investment income to average net
  assets                                               4.79%(a)(d)      5.06%         5.32%(e)      5.01%       5.00%       5.14%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                  35%              28%           18%           28%         19%         24%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on debt securities. Had the Fund not amortized market discounts on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $341,405,967.
(e)  Annualized.


                                                                                       CLASS B
                                                      -------------------------------------------------------------------------
                                                                                  SEVEN MONTHS
                                                        YEAR ENDED JULY 31,         ENDED            YEAR ENDED DECEMBER 31,
                                                      ------------------------    JULY 31,        -----------------------------
                                                        2002            2001        2000           1999       1998       1997
                                                      --------         -------    ------------    -------    -------    -------
Net asset value, beginning of period                  $   8.07         $  7.84      $  7.75       $  8.37    $  8.36    $  8.19
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                   0.32(a)         0.34         0.21(b)       0.35       0.36       0.36
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       0.00            0.23         0.08         (0.62)      0.01       0.17
===============================================================================================================================
    Total from investment operations                      0.32            0.57         0.29         (0.27)      0.37       0.53
===============================================================================================================================
Less dividends from net investment income                (0.32)          (0.34)       (0.20)        (0.35)     (0.36)     (0.36)
===============================================================================================================================
Net asset value, end of period                        $   8.07         $  8.07      $  7.84       $  7.75    $  8.37    $  8.36
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(c)                                           4.05%           7.46%        3.84%        (3.28)%     4.48%      6.59%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $104,150         $86,565      $67,363       $72,256    $72,723    $47,185
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets                   1.56%(d)        1.60%        1.61%(e)      1.59%      1.57%      1.66%
===============================================================================================================================
Ratio of net investment income to average net assets      4.04%(a)(d)     4.31%        4.56%(e)      4.26%      4.25%      4.38%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                     35%             28%          18%           28%        19%        24%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on debt securities. Had the Fund not amortized market discounts on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $94,714,991.
(e)  Annualized.


                                                                                     CLASS C
                                                  -----------------------------------------------------------------------------
                                                                                                                 AUGUST 4, 1997
                                                                             SEVEN MONTHS       YEAR ENDED       (DATE SALES
                                                    YEAR ENDED JULY 31,        ENDED           DECEMBER 31,      COMMENCED) TO
                                                  -----------------------    JULY 31,        ----------------    DECEMBER 31,
                                                   2002            2001        2000           1999      1998        1997
                                                  -------         -------    ------------    ------    ------    --------------
Net asset value, beginning of period              $  8.05         $  7.83       $ 7.74       $ 8.35    $ 8.35        $ 8.30
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                              0.32(a)         0.34         0.21(b)      0.35      0.36          0.15
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                         0.01            0.22         0.08        (0.61)       --          0.04
===============================================================================================================================
    Total from investment operations                 0.33            0.56         0.29        (0.26)     0.36          0.19
===============================================================================================================================
Less dividends from net investment income           (0.32)          (0.34)       (0.20)       (0.35)    (0.36)        (0.14)
===============================================================================================================================
Net asset value, end of period                    $  8.06         $  8.05       $ 7.83       $ 7.74    $ 8.35        $ 8.35
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(c)                                      4.19%           7.34%        3.85%       (3.16)%    4.36%         2.36%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)          $29,175         $17,889       $8,252       $9,652    $9,565        $  825
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets              1.56%(d)        1.60%        1.61%(e)     1.59%     1.57%         1.67%(e)
===============================================================================================================================
Ratio of net investment income to average net
  assets                                             4.04%(a)(d)     4.31%        4.56%(e)     4.26%     4.25%         4.37%(e)
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                35%             28%          18%          28%       19%           24%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on debt securities. Had the Fund not amortized market discounts on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $23,984,279.
(e)  Annualized.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Municipal Bond Fund
And Board of Trustees of AIM Investment Securities Funds:

We have audited the accompanying statement of assets and liabilities of AIM Municipal Bond Fund (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through July 31, 2000 were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Municipal Bond Fund as of July 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP

Houston, Texas
September 10, 2002

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

As of December 31, 2001

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

---------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND      TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH        AND/OR                                                               HELD BY TRUSTEE
THE TRUST                    OFFICER
                             SINCE
---------------------------------------------------------------------------------------------------------------------------------

INTERESTED PERSON

Robert H. Graham* - 1946      1988     Chairman, President and Chief Executive Officer, A I M     None
Trustee, Chairman and                  Management Group Inc. (financial services holding
President                              company); Chairman and President, A I M Advisors, Inc.
                                       (registered investment advisor); Director and Senior
                                       Vice President, A I M Capital Management, Inc.
                                       (registered investment advisor); Chairman, A I M
                                       Distributors, Inc. (registered broker dealer), A I M
                                       Fund Services, Inc. (registered transfer agent) and Fund
                                       Management Company (registered broker dealer); and
                                       Director and Vice Chairman, AMVESCAP PLC (parent of AIM
                                       and a global investment management firm)

INDEPENDENT TRUSTEES

Frank S. Bayley - 1939        2001     Of Counsel, law firm of Baker & McKenzie                   Badgley Funds, Inc. (registered
Trustee                                                                                           investment company)

Bruce L. Crockett - 1944      1992     Chairman, Crockett Technology Associates (technology       ACE Limited (insurance
Trustee                                consulting company)                                        company); and Captaris, Inc.
                                                                                                  (unified messaging provider)

Albert R. Dowden - 1941       2000     Chairman, Cortland Trust, Inc. (registered investment      None
Trustee                                company) and DHJ Media, Inc.; Director, Magellan
                                       Insurance Company; Member of Advisory Board of Rotary
                                       Power International (designer, manufacturer, and seller
                                       of rotary power engines); formerly, Director, President
                                       and CEO, Volvo Group North America, Inc.; and director
                                       of various affiliated Volvo companies

Edward K. Dunn, Jr. - 1935    1998     Formerly, Chairman, Mercantile Mortgage Corp.; Vice        None
Trustee                                Chairman, President and Chief Operating Officer,
                                       Mercantile-Safe Deposit & Trust Co.; and President,
                                       Mercantile Bankshares Corp.

Jack M. Fields - 1952         1997     Chief Executive Officer, Twenty First Century Group,       Administaff
Trustee                                Inc. (government affairs company)

Carl Frischling - 1937        1990     Partner, law firm of Kramer Levin Naftalis and Frankel     Cortland Trust, Inc.
Trustee                                LLP                                                        (registered investment company)

Prema Mathai-Davis - 1950     1998     Formerly, Chief Executive Officer, YWCA of the USA         None
Trustee

Lewis F. Pennock - 1942       1988     Partner, law firm of Pennock & Cooper                      None
Trustee

Ruth H. Quigley - 1935        2001     Retired                                                    None
Trustee

Louis S. Sklar - 1939         1990     Executive Vice President, Development and Operations,      None
Trustee                                Hines Interests Limited Partnership (real estate
                                       development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

As of December 31, 2001

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-----------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND  TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH    AND/OR                                                               HELD BY TRUSTEE
THE TRUST                OFFICER
                         SINCE
-----------------------------------------------------------------------------------------------------------------------------

OTHER OFFICERS

Gary T. Crum - 1947       1991     Director and President, A I M Capital Management, Inc.;    N/A
Senior Vice President              Director and Executive Vice President, A I M Management
                                   Group Inc.; Director and Senior Vice President, A I M
                                   Advisors, Inc.; and Director, A I M Distributors, Inc.
                                   and AMVESCAP PLC

Carol F. Relihan - 1954   1988     Director, Senior Vice President, General Counsel and       N/A
Senior Vice President              Secretary, A I M Advisors, Inc. and A I M Management
and Secretary                      Group Inc.; Director, Vice President and General
                                   Counsel, Fund Management Company; and Vice President,
                                   A I M Fund Services, Inc., A I M Capital Management,
                                   Inc. and A I M Distributors, Inc.

Melville B. Cox - 1943    1992     Vice President and Chief Compliance Officer, A I M         N/A
Vice President                     Advisors, Inc. and A I M Capital Management, Inc.; and
                                   Vice President, A I M Fund Services, Inc.

Karen Dunn                1992     Senior Vice President, A I M Capital Management, Inc.;     N/A
Kelley - 1960                      Director and President, Fund Management Company; and
Vice President                     Vice President, A I M Advisors, Inc.

Dana R. Sutton - 1959     1988     Vice President and Fund Treasurer, A I M Advisors, Inc.    N/A
Vice President and
Treasurer

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
--------------------------------------------------------------------------------

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Ernst & Young LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               5 Houston Center
Houston, TX 77046               Suite 100                       Suite 100                       1401 McKinney, Suite 1200
                                Houston, TX 77046               Houston, TX 77046               Houston, TX 77010-2007

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       A I M Fund Services, Inc.       The Bank of New York
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   90 Washington Street, 11th
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          Floor
Philadelphia, PA 19103          New York, NY 10022                                              New York, NY 10286

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended July 31, 2002, 100% is qualified as tax-exempt interest dividends.

                            EQUITY FUNDS                                            FIXED-INCOME FUNDS

    DOMESTIC EQUITY FUNDS                INTERNATIONAL/GLOBAL EQUITY FUNDS       TAXABLE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                             MORE AGGRESSIVE                    MORE AGGRESSIVE

AIM Emerging Growth                     AIM Developing Markets                  AIM High Yield II
AIM Small Cap Growth(1)                 AIM European Small Company              AIM High Yield
AIM Aggressive Growth                   AIM Asia Pacific Growth(2)              AIM Strategic Income
AIM Opportunities I(2,3)                AIM International Emerging Growth       AIM Income
AIM Mid Cap Growth                      AIM Global Aggressive Growth            AIM Global Income
AIM Dent Demographic Trends             AIM European Growth(2)                  AIM Total Return Bond
AIM Opportunities II(2,3)               AIM International Growth(2)             AIM Intermediate Government
AIM Constellation                       AIM Global Growth                       AIM Short Term Bond
AIM Large Cap Growth                    AIM Worldwide Spectrum                  AIM Floating Rate
AIM Weingarten                          AIM Global Trends                       AIM Limited Maturity Treasury
AIM Opportunities III(2,3)              AIM International Core Equity(2)        AIM Money Market
AIM Small Cap Equity
AIM Capital Development                           MORE CONSERVATIVE                  MORE CONSERVATIVE
AIM Mid Cap Core Equity(2)
AIM Select Equity                                SECTOR EQUITY FUNDS             TAX-FREE FIXED-INCOME FUNDS
AIM Premier Equity II(2)
AIM Premier Equity(2)                              MORE AGGRESSIVE                    MORE AGGRESSIVE
AIM Blue Chip
AIM Mid Cap Basic Value                 AIM New Technology                      AIM High Income Municipal
AIM Large Cap Core Equity               AIM Global Science and Technology(2)    AIM Municipal Bond
AIM Charter                             AIM Global Energy                       AIM Tax-Free Intermediate
AIM Basic Value                         AIM Global Financial Services           AIM Tax-Exempt Cash
AIM Large Cap Basic Value               AIM Global Health Care
AIM Balanced                            AIM Global Utilities                         MORE CONSERVATIVE
AIM Basic Balanced                      AIM Real Estate
                                                                                         [AIM LOGO]
    MORE CONSERVATIVE                             MORE CONSERVATIVE               --Registered Trademark--

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) On 3/18/02, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02:
AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective 10/1/02, the fund reopened to new investors. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after October 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages approximately $135 billion in assets for more than 9 million shareholders, including individual investors, corporate clients and financial institutions.*

     The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $364 billion in assets under management.*

*As of 6/30/02

             INVEST WITH DISCIPLINE--Registered Trademark--

A I M Distributors, Inc.                                              MBD-AR-1

                          ANNUAL REPORT / JULY 31, 2002

                           AIM TOTAL RETURN BOND FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

================================================================================

                   ILLUSTRATION OF THE CORNUS FLORIDA DOGWOOD

                              TREE BY MARK CATESBY

  FROM THE NATURAL HISTORY OF CAROLINA, FLORIDA AND THE BAHAMA ISLANDS. LONDON,

1731. THE DOGWOOD TREE OFFERS BOTH A BEAUTIFUL DISPLAY OF SPRING BLOSSOMS AND A

BOUNTIFUL HARVEST OF AUTUMN BERRIES TO FEED WILD BIRDS. THE POTENTIAL TO PROVIDE

  TWO DIFFERENT BENEFITS IS ALSO PRESENTED BY THE TOTAL RETURN BOND FUND IN ITS

           DOUBLE PURPOSE OF CAPITAL APPRECIATION AND DIVIDEND INCOME.

ILLUSTRATION OF THE CORNUS FLORIDA DOGWOOD TREE is in the Harry Ransom Humanities Research Center at The University of Texas at Austin and is reproduced here with the university's permission. For further information about the Harry Ransom Humanities Research Center please visit www.hrc.utexas.edu. For information about other collections owned by the university, visit the university's Web site at www.utexas.edu and click on "Arts and Entertainment."

================================================================================

AIM Total Return Bond Fund seeks to achieve maximum total return (consisting of capital appreciation and dividend income) consistent with preservation of capital. It invests in a diversified portfolio of investment-grade fixed-income securities, which may include U.S. Treasury and agency securities, mortgage-backed and asset-backed securities and corporate bonds.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

    AIM Total Return Bond Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

    Had the advisor not waived fees and expenses, total returns would have been lower.

    When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
(CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

    Because the fund has been in existence for less than a year (since 12/31/01), the total return provided is the cumulative total return that has not yet been annualized.

    The 30-day yield is calculated using a formula defined by the Securities and Exchange Commission. The formula is based on the portfolio's potential earnings from dividends, interest and yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses, calculated at maximum offering price, and annualized.

    The fund's 30-day distribution rate reflects its most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end maximum offering price. The fund's distribution rate and 30-day yield will differ.

    U.S. Treasury securities such as bills, notes and bonds offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value and yield will vary with market conditions.

    The fund may invest a portion of its assets in mortgage-backed securities, which may lose value if mortgages are prepaid in response to falling interest rates.

    The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

    The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a well-known global investment bank.

    An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

 AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NEITHER GUARANTEED NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

      This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                    DEAR FELLOW SHAREHOLDER:

                    During the fiscal year ended July 31, 2002, our nation and
[PHOTO OF           markets endured the effects of terrorism and war, an
ROBERT H.           economic downturn, and the worst bear market for equities in
GRAHAM]             almost 60 years.

                        Yet another distressing challenge for us as investors
                    has been coping with reports of accounting irregularities at a few high-profile, publicly traded companies. These reports have damaged confidence in corporate governance and financial reporting--confidence that is essential to the efficient functioning of financial markets. Some investors have withdrawn from the stock market, and as a result, assets in money market funds and other fixed-income instruments have risen substantially.

                        It is worth noting that, despite extensive media coverage of these stories, the number of firms involved is very small considering that there are about 17,000 publicly traded companies in the United States. In addition, our public and private institutions are already adopting policies designed to improve the accuracy of financial reports. We strongly support these legislative and regulatory changes that seek to improve accurate financial disclosure and sounder business ethics.

    Among such efforts are those of the New York Stock Exchange, which has established new standards governing companies listed there. These standards increase the authority of and tighten the definition of independent directors; they raise qualification requirements for audit committee members and grant them sole authority for hiring auditors. In addition, the vast majority of affected companies complied with a new Securities and Exchange Commission requirement that senior officers of firms attest to the accuracy of their financial statements. As companies, accountants, and regulators focus on improving standards in this area, I am certain that our markets, and investors' trust in them, will strengthen.

DIVERSIFICATION AGAIN PROVES ITS WORTH

    As declining investor confidence took its toll on the equity markets, the value of portfolio diversification once more became clear. Domestic equities, represented by the S&P 500 Index, produced total return of -23.62% for the fiscal year covered by this report. By contrast, fixed-income investments, with the exception of high-yield bonds, did well. The Lehman Aggregate Bond Index of investment-grade domestic bonds returned 7.53% for the year. Because high-yield bonds tend to behave more like equities than like other fixed-income securities, they produced negative results, with the Lehman High Yield Bond Index returning -9.15% for the fiscal year.

    As always, but especially when markets are volatile, we encourage you to see your financial advisor for a fresh look at your portfolio. The value of many securities has changed significantly in the recent past, and the outperformance of fixed-income securities over equities may have significantly altered the character of your portfolio. Take this opportunity to re-examine your investment goals and make sure your portfolio still suits your objectives, time horizon, and risk tolerance.

YOUR FUND MANAGERS COMMENT

    In the following pages your fund managers discuss factors that influenced your fund and how they managed the fund during the fiscal year covered by this report. We hope you find their discussion informative.

    AIM Total Return Bond Fund benefited from the period's risk aversion as investors flocked to high-quality bonds. The fund produced a 4.09% total return for Class A shares at net asset value from its inception on December 31, 2001 through the close of the fiscal year. As of July 31, 2002 its 30-day distribution rate at maximum offering price was 3.81% for Class A shares.

    You can find timely information about your fund and the markets on our Web site, www.aimfunds.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. I look forward to our next report to you in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
August 22, 2002

FUND'S FIRST MONTHS PRODUCE POSITIVE TOTAL RETURNS

THE YEAR WAS A GOOD ONE FOR BONDS. HOW DID THE FUND PERFORM?

During the fund's seven months of existence, there was a strong demand for the kinds of high-quality bonds in which it invests, and the fund's assets increased rapidly as a result. Investors were seeking safety. Their confidence, already tattered by last fall's terrorist attacks and ongoing geopolitical tensions, was further shaken by a wave of corporate earnings restatements, accounting scandals, and bankruptcies of major companies. These stories largely overshadowed the good news that the economy had begun improving.

    During this time, AIM Total Return Bond Fund provided its shareholders with attractive current income. Its 30-day distribution rate at maximum offering price was 3.81% for Class A shares and 3.24% for Class B and Class C shares. Its 30-day yield as of July 31, 2002 was 2.93% for Class A shares and 2.31% for Class B and Class C shares. (A fund's 30-day distribution rate and 30-day yield will differ.) Had the advisor not waived fees and expenses during the reporting period, the 30-day yield would have been 2.31% for Class A shares and 1.76% for Class B and Class C shares.

    For the seven months from its inception (12/31/01) through the end of the fiscal year (7/31/02), the fund's total returns excluding sales charges were 4.09% for Class A shares and 3.65% for Class B and Class C shares. These figures are cumulative rather than annualized because the fund has been in existence less than one year. These results are slightly below those of the Lehman Aggregate Bond Index, which posted a 5.04% return for the same seven-month period.

WHAT ECONOMIC TRENDS CHARACTERIZED THE PERIOD?

Bonds started 2002 in a strong position, with the target federal funds rate at a four-decade low of 1.75%. The Federal Reserve Board (the Fed) had been reducing this key short-term interest rate throughout 2001 to stimulate the economy, which contracted during the first three quarters of that year. These rate reductions increased bond values, which typically move inversely to interest rates. Through the end of the fund's fiscal year, bonds continued to benefit as the low rate remained unchanged.

    U.S. gross domestic product (GDP) grew at a brisk 5.0% annualized rate in the first quarter of 2002. When its growth rate declined to 1.1% in the second quarter, some economists worried that a "double-dip recession" could occur. There was concern that a "reverse wealth effect" caused by falling stock prices could lead consumers to cut their spending--the economy's greatest source of strength--and short-circuit the rebound. But sales were kept strong by purchases of homes and cars, supported by the low interest rates available for mortgage and auto loans.

WHAT WERE THE MARKET TRENDS?

Many investors fled stocks and sought lower risk in high-quality bonds, especially government bonds. Agency debt outpaced even Treasuries, as it offered slightly higher yields at very little additional risk. Mortgage-backed securities were also very popular, despite the prepayment risk; the low-interest-rate environment encouraged heavy refinancing activity, and investors had to reinvest the proceeds of prepaid mortgages at lower yields.

    Corporate bonds lagged these other sectors of the investment-grade bond market. Weaker-than-expected economic activity weighed on credit quality, and the yield spread between corporate bonds and Treasuries widened to cover the increase in perceived risk arising from allegations of corporate wrongdoing.

HOW DID YOU DIRECT THE FUND?

We maintained our focus on the two elements of total return: capital appreciation and interest income. We continued to invest the fund's assets in high-quality domestic bonds. The fund holds no high-yield instruments because of their high risk. We kept the fund's holdings well diversified, generally investing approxi-

================================================================================

CUMULATIVE TOTAL RETURNS

As of 7/31/02, including sales charges

================================================================================

CLASS A SHARES
 Inception (12/31/01)        -0.87%

CLASS B SHARES
 Inception (12/31/01)        -1.35%

CLASS C SHARES
 Inception (12/31/01)         2.65%

Note: Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and descriptions of the indexes cited on this page, please see the inside front cover.

In addition to fund returns as of the close of the fiscal year, industry regulations require us to provide cumulative total returns (including sales charges) as of 6/30/02, the most recent calendar quarter end, which were as follows. Class A shares, inception (12/31/01), -1.78%. Class B shares, inception (12/31/01), -2.24%. Class C shares, inception (12/31/01), 1.76%.

Past performance cannot guarantee comparable future results. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

=============================================================================================================
PORTFOLIO COMPOSITION
TOP 10 ISSUERS                                        PORTFOLIO COMPOSITION BY INVESTMENT
BASED ON TOTAL NET ASSETS                             BASED ON TOTAL INVESTMENTS                  [PIE CHART]
-------------------------------------------------------------------------------------------------------------
 1. European Investment Bank (Luxembourg)     2.5%    U.S. GOVERNMENT AGENCY SECURITIES            10%

 2. Ford Motor Credit Co.                     2.2     INTERNATIONAL BONDS & NOTES                   6%

 3. Citigroup Inc.                            1.7     MONEY MARKET FUNDS                            4%

 4. John Hancock Global Funding II            1.4     U.S. MORTGAGE-BACKED SECURITIES              35%

 5. Export Development Canada (Canada)        1.3     U.S. TREASURY SECURITIES                     27%

 6. African Development Bank (Luxembourg)     1.3     U.S. CORPORATE BONDS & NOTES                 18%

 7. Cox Communications, Inc.                  1.2

 8. AIG SunAmerica Global Financing IX        1.1

 9. Canadian Oil Sands Ltd. (Canada)          1.1

10. General Motors Acceptance Corp.           1.1

*Excluding government and agency bonds

TOTAL NET ASSETS: $27.0 MILLION           TOTAL NUMBER OF HOLDINGS: 147

The fund's portfolio is subject to change, and there is no assurance the fund will continue to hold any particular security.
=============================================================================================================

mately 40% of net assets in mortgage-backed securities and the remainder in a mix of U.S. government and agency bonds and high-quality corporate bonds.

    At the end of the fiscal year, the fund's average credit rating was AAA, thanks in large measure to its high proportion of government bonds.

WHAT PARTS OF THE PORTFOLIO ENHANCED OR DETRACTED FROM THE FUND'S PERFORMANCE?

In the financial sector, most banks and life insurance holdings benefited the fund, though litigation concerns impaired stock prices for some large banks that did business with energy traders. Continuing weakness in the telecommunications sector negatively affected some fund holdings. Performance was uneven among holdings in the auto-financing industry; zero-percent financing offers produced high sales figures but sapped earnings.

    Despite their volatility, instruments of intermediate or longer duration generally performed better than short-term securities for the year. Plunging stock prices in July sent high-quality bonds soaring for the month, helping the fund wrap up its fiscal year with a flourish.

    Investors' risk aversion helped Treasuries, agencies and mortgage-backed securities--which form the bulk of the fund's holdings--outperform corporate bonds for the year. Returns were lowered somewhat by the rather high level of assets the fund must keep in money market funds and other highly liquid instruments to cover the delayed transaction settlement process typical of these types of securities.

WHAT WERE CONDITIONS LIKE AT THE END OF THE FUND'S FISCAL YEAR?

Various economic measures were giving conflicting signals. Manufacturing activity grew in July, but at an extremely low rate. Productivity grew in the second quarter and the Producer Price Index declined in July, both good signs for business. The Conference Board's Consumer Confidence Index, considered an indicator of future spending patterns, declined in June and fell sharply in July--yet July retail sales grew 1.2%. The unemployment rate, 5.9%, was unchanged in July from June. Consumer spending may depend heavily on individuals' perceptions of whether their own jobs are secure.

    Similarly, people's willingness to invest may depend crucially on their perception of the safety of principal. In light of the strong new legislation on corporate governance that was enacted during the period, business practices and the quality and reliability of financial statements appear likely to improve considerably. It may take some time for investors to regain trust, and meanwhile volatility could remain high.

    As of the end of the period, investors remained extremely sensitive to every item of news, good or bad, with stock and bond markets veering sharply in response to the resulting waves of buying or selling.

          See important fund and index disclosures inside front cover.

================================================================================

PORTFOLIO MANAGEMENT TEAM

Robert G. Alley
Jan H. Friedli
Scot W. Johnson

================================================================================

LET A FAMILY OF FUNDS WORK FOR YOU

If you grew up in a large family,
you undoubtedly remember the
benefits of being surrounded by a
diverse group of individuals.
Perhaps your uncle was good at
fixing cars, your mother was an
ace gardener and your sister was
a whiz at math. Indeed, the
advantages of being part of a
family are many.

                                     [PHOTO]

And the same concept holds true for a family of mutual funds. By investing with a company that offers a large, diversified family of funds--each with a distinct investment goal and strategy--investors can benefit from flexibility, reduced sales charges and unified record-keeping. After consulting with your financial advisor, you can easily move from a growth fund to an income fund, for example (or vice versa), often without incurring sales charges. The sale or exchange of one mutual fund for another may, of course, have tax consequences.

    By investing in a family of funds, investors can qualify for reduced sales charges and breakpoints. Ways to do so include:

o RIGHTS OF ACCUMULATION - If you buy shares over time, you may be eligible for reduced sales charges once they have met certain minimums.

o LETTER OF INTENT - By promising, in writing, to invest a certain amount of money over a 13-month period, you may qualify for reduced sales charges, depending on the amount invested.

o LARGE INITIAL INVESTMENTS - While most mutual funds allow for relatively small initial investments, larger initial investments may earn you a reduced sales charge.

o DIVIDEND REINVESTMENT - All dividends and capital gains reinvested in a fund buy shares at net asset value (with no sales charge) rather than at the public offering price (which includes a sales charge).

MAKE YOUR FINANCIAL ADVISOR A PART OF THE FAMILY

Every family member is different; each has his or her own unique needs, goals, time horizons, and risk tolerances. Your brother may be concerned about saving for his children's college expenses, while your mother is concerned about her retirement needs. Financial advisors understand this, and an advisor can help identify investments that meet your individual needs, goals and preferences.

    A good financial advisor knows that diversification can reduce risk, since stocks and bonds behave differently in various market conditions. An advisor can help design asset-allocation strategies that combine all your investments and other financial resources into one comprehensive package. The idea is to spread assets over several investment categories--stocks, bonds and cash, to name just three--to minimize risk and to increase the odds that short- and long-range financial goals can be achieved. Indeed, as discussed earlier, one of the advantages of investing in a family of mutual funds is the flexibility to easily exchange funds.

SO REMEMBER:

o Visit your financial advisor annually for a "check-up." You and your advisor can make sure your investments are still on track--or can decide what changes are required.

o Talk to your financial advisor before changing your existing investments--or making any new ones.

o Contact your advisor any time market conditions or world events make you uneasy about your investments. He or she can help you focus on your long-term goals and strategy.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JULY 31, 2002

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
BONDS & NOTES-29.26%

AEROSPACE & DEFENSE-0.16%

Raytheon Co., Notes, 6.75%, 08/15/07           $  40,000   $    42,350
======================================================================

AUTOMOBILE MANUFACTURERS-0.24%

General Motors Corp., Unsec. Putable Deb.,
  8.80%, 03/01/21                                 60,000        64,106
======================================================================

BANKS-4.92%

African Development Bank (Luxembourg), Sr.
  Unsec. Unsub. Yankee Notes, 3.25%, 07/29/05    350,000       346,668
----------------------------------------------------------------------
Dresdner Funding Trust I, Bonds, 8.15%,
  06/30/31 (Acquired 05/09/02; Cost
  $53,049)(a)                                     50,000        55,369
----------------------------------------------------------------------
European Investment Bank (Luxembourg), Medium
  Term Yankee Notes, 4.88%, 09/06/06             250,000       260,688
----------------------------------------------------------------------
  Yankee Notes, 4.63%, 03/01/07                  400,000       412,880
----------------------------------------------------------------------
Huntington National Bank, Sub. Notes, 6.60%,
  06/15/18                                        80,000        76,012
----------------------------------------------------------------------
KeyBank N.A., Sr. Notes, 4.10%, 06/30/05         100,000       101,207
----------------------------------------------------------------------
SunTrust Banks, Inc., Sr. Unsec. Putable Sub.
  Deb., 6.00%, 01/15/08                           50,000        50,890
----------------------------------------------------------------------
U.S. Bank N.A., Sub. Notes, 6.30%, 02/04/14       25,000        26,375
======================================================================
                                                             1,330,089
======================================================================

BREWERS-0.25%

Anheuser-Busch Cos., Inc., Sr. Unsec. Deb.,
  6.50%, 02/01/43                                 65,000        66,517
======================================================================

BROADCASTING & CABLE TV-1.89%

Cox Communications, Inc., Sr. Unsec. RAPS
  Floating Rate Notes, 2.62%, 11/07/02(b)        325,000       325,816
----------------------------------------------------------------------
Shaw Communications Inc. (Canada), Sr. Unsec.
  Unsub. Yankee Notes, 8.25%, 04/11/10            60,000        59,720
----------------------------------------------------------------------
TCI Communications, Inc., Sr. Unsec. Deb.,
  7.88%, 02/15/26                                 50,000        39,499
----------------------------------------------------------------------
Time Warner Inc.,
  Sr. Unsec. Gtd. Deb., 6.88%, 06/15/18           60,000        41,472
----------------------------------------------------------------------
  Unsec. Notes, 7.75%, 06/15/05                   50,000        44,697
======================================================================
                                                               511,204
======================================================================

COMPUTER HARDWARE-0.63%

International Business Machines Corp., Deb.,
  8.38%, 11/01/19                                150,000       171,532
======================================================================

CONSUMER FINANCE-2.80%

CitiFinancial Credit Co., Putable Notes,
  6.63%, 06/01/15                                 50,000        53,201
----------------------------------------------------------------------
  Unsec. Notes, 6.75%, 07/01/07                  100,000       110,385
----------------------------------------------------------------------

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
CONSUMER FINANCE-(CONTINUED)

Ford Motor Credit Co.,
  Notes, 7.88%, 06/15/10                       $  60,000   $    61,689
----------------------------------------------------------------------
  Unsec. Floating Rate Notes, 2.08%,
  03/17/03(b)                                    350,000       347,135
----------------------------------------------------------------------
  Unsec. Notes, 6.50%, 01/25/07                  150,000       149,191
----------------------------------------------------------------------
  Unsec. Notes, 6.88%, 02/01/06                   35,000        35,364
======================================================================
                                                               756,965
======================================================================

DIVERSIFIED FINANCIAL SERVICES-8.21%

Auburn Hills Trust, Unsec. Gtd. Deb., 12.38%,
  05/01/20                                        50,000        70,935
----------------------------------------------------------------------
Bombardier Capital Ltd. (Canada), Yankee
  Notes, 7.50%, 08/15/04 (Acquired 06/19/02;
  Cost $159,698)(a)                              150,000       158,193
----------------------------------------------------------------------
CIT Group Inc., Sr. Notes, 7.13%, 10/15/04        40,000        40,225
----------------------------------------------------------------------
Citigroup Capital II, Jr. Gtd. Sub. Bonds,
  7.75%, 12/01/36                                200,000       209,122
----------------------------------------------------------------------
Citigroup Inc.,
  Sr. Unsec. Notes, 4.13%, 06/30/05              110,000       110,860
----------------------------------------------------------------------
  Unsec. Sub. Notes, 6.63%, 06/15/32             375,000       360,570
----------------------------------------------------------------------
Fidelity Investments, Bonds, 7.57%, 06/15/29
  (Acquired 05/01/02-07/25/02; Cost
  $218,028)(a)                                   200,000       215,700
----------------------------------------------------------------------
General Electric Capital Corp., Gtd. Sub.
  Notes, 8.13%, 05/15/12                          45,000        52,268
----------------------------------------------------------------------
  Series A, Medium Term Notes, 5.00%,
  06/15/07                                       200,000       204,836
----------------------------------------------------------------------
General Motors Acceptance Corp., Medium Term
  Notes, 5.25%, 05/16/05                         100,000       101,149
----------------------------------------------------------------------
  Unsec. Unsub. Notes, 6.13%, 02/01/07           200,000       201,820
----------------------------------------------------------------------
Heller Financial, Inc., Unsec. Notes, 7.38%,
  11/01/09                                        60,000        66,091
----------------------------------------------------------------------
John Hancock Global Funding II,
  Medium Term Notes, 6.50%, 03/01/11
  (Acquired 07/24/02; Cost $263,610)(a)          250,000       263,628
----------------------------------------------------------------------
  Notes, 5.00%, 07/27/07 (Acquired 06/12/02;
  Cost $99,945)(a)                               100,000       102,184
----------------------------------------------------------------------
Lehman Brothers Holdings Inc., Notes, 6.63%,
  01/18/12                                        60,000        62,501
======================================================================
                                                             2,220,082
======================================================================

ELECTRIC UTILITIES-0.44%

Cleveland Electric Illuminating Co.
  (The)-Series D, Sec. Notes, 7.88%, 11/01/17     50,000        51,176
----------------------------------------------------------------------
Hydro-Quebec (Canada), Gtd. Yankee Bonds,
  9.40%, 02/01/21                                 50,000        67,685
======================================================================
                                                               118,861
======================================================================

ENVIRONMENTAL SERVICES-0.95%

Waste Management, Inc., Unsec. Putable Notes,
  7.10%, 08/01/03                                250,000       256,665
======================================================================

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE

GAS UTILITIES-0.21%

El Paso Corp., Medium Term Notes, 8.05%,
  10/15/30                                     $  80,000   $    57,900
======================================================================

INTEGRATED OIL & GAS-0.25%

Occidental Petroleum Corp., Sr. Unsec. Notes,
  7.38%, 11/15/08                                 60,000        67,031
======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.65%

Sprint Capital Corp., Sr. Unsec. Gtd. Unsub.
  Notes, 6.13%, 11/15/08                          35,000        25,288
----------------------------------------------------------------------
Verizon Global Funding Corp., Sr. Unsec.
  Notes, 6.13%, 06/15/07                         150,000       149,574
======================================================================
                                                               174,862
======================================================================

LIFE & HEALTH INSURANCE-1.22%

American General Corp., Unsec. Notes, 7.50%,
  08/11/10                                       200,000       225,016
----------------------------------------------------------------------
American General Institute-Series A, Gtd.
  Bonds, 7.57%, 12/01/45 (Acquired 07/18/02;
  Cost $109,169)(a)                              100,000       105,962
======================================================================
                                                               330,978
======================================================================

MULTI-LINE INSURANCE-1.14%

AIG SunAmerica Global Financing IX, Bonds,
  6.90%, 03/15/32 (Acquired 07/31/02; Cost
  $313,425)(a)                                   300,000       309,132
======================================================================

OIL & GAS-1.14%

Canadian Oil Sands Ltd. (Canada), Sr. Yankee
  Notes, 7.90%, 09/01/21 (Acquired 07/31/02;
  Cost $304,776)(a)                              300,000       308,073
======================================================================

OIL & GAS EQUIPMENT & SERVICES-0.98%

Kinder Morgan Energy Partners, L.P., Sr.
  Unsec. Notes, 7.13%, 03/15/12                  250,000       265,233
======================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.76%

Colorado Interstate Gas Co., Sr. Unsec. Deb.,
  10.00%, 06/15/05                                50,000        55,537
----------------------------------------------------------------------
Devon Energy Corp., Sr. Unsec. Deb., 7.95%,
  04/15/32                                        30,000        32,629
----------------------------------------------------------------------
Devon Financing Corp. ULC, Unsec. Gtd. Unsub.
  Deb., 7.88%, 09/30/31                           30,000        32,232
----------------------------------------------------------------------
Noble Energy, Inc., Sr. Unsec. Deb., 7.25%,
  08/01/97                                       100,000        84,916
======================================================================
                                                               205,314
======================================================================

PHARMACEUTICALS-0.84%

Johnson & Johnson, Unsec. Deb., 8.72%,
  11/01/24                                       200,000       228,652
======================================================================

PROPERTY & CASUALTY INSURANCE-0.10%

American Re Corp.-Series B, Sr. Unsec. Notes,
  7.45%, 12/15/26                                 25,000        26,544
======================================================================

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE

REAL ESTATE INVESTMENT TRUSTS-0.19%

EOP Operating L.P.,
  Sr. Unsec. Notes, 7.25%, 02/15/18            $  30,000   $    32,003
----------------------------------------------------------------------
  Unsec. Gtd. Notes, 6.75%, 02/15/12              20,000        20,767
======================================================================
                                                                52,770
======================================================================

SOVEREIGN DEBT-1.29%

Export Development Canada (Canada), Yankee
  Bonds, 4.00%, 08/01/07                         350,000       349,374
======================================================================
    Total Bonds & Notes (Cost $7,960,412)                    7,914,234
======================================================================

ASSET-BACKED SECURITIES-1.55%

AIRLINES-0.62%

American Airlines, Inc.-Class A-1, Series
  2001-1, Pass Through Ctfs., 6.98%, 05/23/21     64,623        63,486
----------------------------------------------------------------------
Continental Airlines, Inc.-Series 974A, Pass
  Through Ctfs., 6.90%, 01/02/18                 108,857       103,445
======================================================================
                                                               166,931
======================================================================

DIVERSIFIED FINANCIAL SERVICES-0.93%

Citicorp Lease-Class A-1, Series 1999-1, Pass
  Through Ctfs., 7.22%, 06/15/05 (Acquired
  05/08/02-06/19/02; Cost $247,976)(a)           234,378       251,311
======================================================================
    Total Asset-Backed Securities (Cost
      $414,304)                                                418,242
======================================================================

U.S. GOVERNMENT AGENCY SECURITIES-54.19%

FEDERAL HOME LOAN BANK-2.55%

Unsec. Bonds,
  4.88%, 04/16/04                                150,000       156,528
----------------------------------------------------------------------
  5.70%, 03/03/09                                500,000       533,055
======================================================================
                                                               689,583
======================================================================

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-19.15%

Pass Through Ctfs.,
  6.50%, 06/01/16 to 05/01/32                    199,122       206,775
----------------------------------------------------------------------
  6.00%, 04/01/17 to 05/01/32                    574,497       590,533
----------------------------------------------------------------------
  7.50%, 04/01/17 to 03/01/32                    314,938       333,096
----------------------------------------------------------------------
  7.00%, 03/01/32 to 06/01/32                    524,399       546,052
----------------------------------------------------------------------
Pass Through Ctfs., TBA,(c)
  6.50%, 09/01/17 to 09/01/32(d)               1,475,000     1,519,180
----------------------------------------------------------------------
  7.00%, 09/01/17 to 09/01/32                    450,000       469,735
----------------------------------------------------------------------
  6.00%, 09/01/32(d)                             750,000       757,266
----------------------------------------------------------------------
  7.50%, 09/01/32                                225,000       237,164
----------------------------------------------------------------------
Unsec. Notes,
  4.88%, 03/15/07                                500,000       520,395
======================================================================
                                                             5,180,196
======================================================================

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-21.05%

Pass Through Ctfs.,
  7.50%, 11/01/15 to 05/01/32                  $ 356,475   $   376,403
----------------------------------------------------------------------
  7.00%, 12/01/15 to 07/01/32                    681,557       711,565
----------------------------------------------------------------------
  6.50%, 05/01/16 to 05/01/17                    166,588       173,702
----------------------------------------------------------------------
  6.00%, 01/01/17 to 05/01/17                    445,805       458,907
----------------------------------------------------------------------
  8.00%, 08/01/21 to 08/01/31                    248,983       266,052
----------------------------------------------------------------------
Pass Through Ctfs., TBA,(c)
  6.00%, 09/01/32(d)                             675,000       680,695
----------------------------------------------------------------------
  6.50%, 09/01/32(d)                           1,337,000     1,374,603
----------------------------------------------------------------------
Unsec. Bonds,
  6.63%, 11/15/30                                 45,000        48,753
----------------------------------------------------------------------
Unsec. Notes,
  5.25%, 06/15/06 to 04/15/07                    560,000       591,829
----------------------------------------------------------------------
  4.25%, 07/15/07                                500,000       505,990
----------------------------------------------------------------------
  6.00%, 05/15/11                                 90,000        96,482
----------------------------------------------------------------------
  6.20%, 06/13/17                                150,000       153,743
----------------------------------------------------------------------
Unsec. Sub. Notes,
  4.75%, 01/02/07                                150,000       155,663
----------------------------------------------------------------------
  5.25%, 08/01/12                                100,000        98,858
======================================================================
                                                             5,693,245
======================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-9.29%

Pass Through Ctfs.,
  8.50%, 02/15/25                                186,246       201,019
----------------------------------------------------------------------
  8.00%, 08/15/25                                 45,361        48,677
----------------------------------------------------------------------
  7.00%, 04/15/28 to 08/15/31                    478,409       500,542
----------------------------------------------------------------------
  7.50%, 12/15/30 to 05/15/32                    258,441       273,802
----------------------------------------------------------------------
  6.50%, 03/15/31 to 07/15/32                    619,256       639,594
----------------------------------------------------------------------
  6.00%, 12/15/31 to 01/15/32                    274,551       278,478
----------------------------------------------------------------------
Pass Through Ctfs., TBA,(c)
  6.50%, 09/01/32                                350,000       360,828
----------------------------------------------------------------------
  7.00%, 09/01/32                                125,000       130,547
----------------------------------------------------------------------
  7.50%, 09/01/32                                 75,000        79,641
======================================================================
                                                             2,513,128
======================================================================

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE

TENNESSEE VALLEY AUTHORITY-2.15%

Unsec. Bonds,
  7.14%, 05/23/12                              $ 500,000   $   579,835
======================================================================
    Total U.S. Government Agency Securities
      (Cost $14,513,785)                                    14,655,987
======================================================================

U.S. TREASURY SECURITIES-33.83%

U.S. TREASURY BILLS-25.85%

  1.67%, 08/29/02(e)                           7,000,000     6,990,917
======================================================================

U.S. TREASURY NOTES-7.29%

  3.25%, 12/31/03                                210,000       214,068
----------------------------------------------------------------------
  6.75%, 05/15/05                              1,000,000     1,108,300
----------------------------------------------------------------------
  6.50%, 10/15/06 to 02/15/10                    260,000       294,995
----------------------------------------------------------------------
  6.13%, 08/15/07                                150,000       167,521
----------------------------------------------------------------------
  4.75%, 11/15/08                                180,000       188,633
======================================================================
                                                             1,973,517
======================================================================

U.S. TREASURY BONDS-0.69%

  8.88%, 08/15/17                                135,000       186,870
======================================================================
    Total U.S. Treasury Securities (Cost
      $9,108,744)                                            9,151,304
======================================================================

                                                SHARES
MONEY MARKET FUNDS-5.00%

STIC Liquid Assets Portfolio(f)                  676,791       676,791
----------------------------------------------------------------------
STIC Prime Portfolio(f)                          676,791       676,791
======================================================================
    Total Money Market Funds (Cost
      $1,353,582)                                            1,353,582
======================================================================
TOTAL INVESTMENTS--123.83% (Cost $33,350,827)               33,493,349
======================================================================
OTHER ASSETS LESS LIABILITIES-(23.83%)                      (6,445,657)
======================================================================
NET ASSETS-100.00%                                         $27,047,692
______________________________________________________________________
======================================================================

Investment Abbreviations:

Ctfs.   - Certificates
Deb.    - Debentures
Gtd.    - Guaranteed
Jr.     - Junior
N.A.    - National Association
RAPS    - Redeemable and Putable Securities
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) Restricted securities. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 07/31/02 was $1,769,552, which represented 6.54% of the Fund's net assets.
(b) Interest rates are redetermined quarterly. Rates shown are rates in effect on 07/31/02.
(c) Securities purchased on forward commitment basis.
(d) These securities are subject to dollar roll transactions. See Note 1 Section B.
(e) The interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(f) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------

JULY 31, 2002

ASSETS:

Investments, at market value (cost
  $33,350,827)                                  $33,493,349
-----------------------------------------------------------
Receivables for:
  Investments sold                                  311,333
-----------------------------------------------------------
  Fund shares sold                                  374,940
-----------------------------------------------------------
  Dividends and interest                            261,456
-----------------------------------------------------------
Investment for deferred compensation plan             1,218
-----------------------------------------------------------
Other assets                                         27,452
===========================================================
  Total assets                                   34,469,748
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           7,185,330
-----------------------------------------------------------
  Fund shares reacquired                            186,829
-----------------------------------------------------------
  Dividends                                           6,906
-----------------------------------------------------------
  Deferred compensation plan                          1,218
-----------------------------------------------------------
Accrued distribution fees                            18,757
-----------------------------------------------------------
Accrued trustees' fees                                  837
-----------------------------------------------------------
Accrued transfer agent fees                           3,878
-----------------------------------------------------------
Accrued operating expenses                           18,301
===========================================================
  Total liabilities                               7,422,056
===========================================================
Net assets applicable to shares outstanding     $27,047,692
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                         $ 9,324,539
___________________________________________________________
===========================================================
Class B                                         $14,678,263
___________________________________________________________
===========================================================
Class C                                         $ 3,044,890
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                             914,968
___________________________________________________________
===========================================================
Class B                                           1,440,120
___________________________________________________________
===========================================================
Class C                                             298,760
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $     10.19
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.19 divided
      by 95.25%)                                $     10.70
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                       $     10.19
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                       $     10.19
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE PERIOD DECEMBER 31, 2001 (DATE OPERATIONS COMMENCED) TO JULY 31, 2002

INVESTMENT INCOME:

Interest                                         $ 201,020
----------------------------------------------------------
Dividends from affiliated money market funds        16,310
==========================================================
    Total investment income                        217,330
__________________________________________________________
==========================================================

EXPENSES:

Advisory fees                                       26,520
----------------------------------------------------------
Administrative services fees                        29,178
----------------------------------------------------------
Custodian fees                                       4,849
----------------------------------------------------------
Distribution fees -- Class A                         7,055
----------------------------------------------------------
Distribution fees -- Class B                        23,688
----------------------------------------------------------
Distribution fees -- Class C                         9,195
----------------------------------------------------------
Registration and filing fees                        30,060
----------------------------------------------------------
Printing fees                                       15,305
----------------------------------------------------------
Professional fees                                   23,513
----------------------------------------------------------
Transfer agent fees                                 12,121
----------------------------------------------------------
Trustees' fees                                       5,355
----------------------------------------------------------
Other                                                4,996
==========================================================
    Total expenses                                 191,835
==========================================================
Less: Fees waived and expenses reimbursed         (114,038)
----------------------------------------------------------
    Expenses paid indirectly                          (100)
----------------------------------------------------------
    Net expenses                                    77,697
==========================================================
Net investment income                              139,633
==========================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities        87,097
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                       142,522
----------------------------------------------------------
Net gain from investment securities                229,619
==========================================================
Net increase in net assets resulting from
  operations                                     $ 369,252
__________________________________________________________
==========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE PERIOD DECEMBER 31, 2001 (DATE OPERATIONS COMMENCED) TO JULY 31, 2002

                                                                   2002
                                                                -----------
OPERATIONS:

  Net investment income                                         $   139,633
---------------------------------------------------------------------------
  Net realized gain from investment securities                       87,097
---------------------------------------------------------------------------
  Net unrealized appreciation of investment securities              142,522
===========================================================================
    Net increase in net assets resulting from operations            369,252
===========================================================================
Distributions to shareholders from net investment income:
  Class A                                                           (77,172)
---------------------------------------------------------------------------
  Class B                                                           (73,438)
---------------------------------------------------------------------------
  Class C                                                           (27,624)
---------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         9,251,803
---------------------------------------------------------------------------
  Class B                                                        14,591,873
---------------------------------------------------------------------------
  Class C                                                         3,012,998
===========================================================================
    Net increase in net assets                                   27,047,692
===========================================================================

NET ASSETS:

  Beginning of period                                                    --
===========================================================================
  End of period                                                 $27,047,692
___________________________________________________________________________
===========================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                                 $26,827,563
---------------------------------------------------------------------------
  Undistributed net investment income                                (1,218)
---------------------------------------------------------------------------
  Undistributed net realized gain from investment securities         78,825
---------------------------------------------------------------------------
  Unrealized appreciation of investment securities                  142,522
===========================================================================
                                                                $27,047,692
___________________________________________________________________________
===========================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JULY 31, 2002


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Total Return Bond Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eight separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve maximum total return consistent with preservation of capital. The Fund commenced operations on December 31, 2001.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

       Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       On July 31, 2002 shares of beneficial interest was decreased by $29,111, undistributed net investment income was increased by $37,383 and undistributed net realized gains decreased by $8,272 as a result of differing book/tax treatment of nondeductible stock issuances costs, reclassification of paydown gains/losses and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.50% on the first $500 million of the Fund's average daily net assets, plus 0.45% on the next $500 million of the Fund's average daily net assets, plus 0.40% on the Fund's average daily net assets in excess of $1 billion. AIM has agreed to waive and/or reimburse expenses (excluding Rule 12b-1 plan fees, interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) of Class A, Class B and Class C shares to the extent necessary to limit the total annual fund operating expenses of Class A expenses to 1.25%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the period December 31, 2001 (date operations commenced) through July 31, 2002, AIM waived fees of $26,520 and reimbursed expenses of $85,502.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period December 31, 2001 (date operations commenced) through July 31, 2002, AIM was paid $29,178 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period December 31, 2001 (date operations commenced) through July 31, 2002, AFS retained $4,909 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. AIM Distributors has agreed to waive 0.10% of the Rule 12b-1 plan fees on Class A shares. For the period December 31, 2001 (date operations commenced) through July 31, 2002, the Class A, Class B and Class C shares paid AIM Distributors $5,039, $23,688 and $9,195, respectively, as compensation under the Plans. AIM Distributors waived fees of $2,016 for Class A shares.

  AIM Distributors retained commissions of $13,297 from sales of the Class A shares of the Fund during the period December 31, 2001 (date operations commenced) through July 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the period December 31, 2001 (date operations commenced) through July 31, 2002, AIM Distributors retained $0, $0 and $14 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the period December 31, 2001 (date operations commenced) through July 31, 2002, the Fund paid $1,390 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the period December 31, 2001 (date operations commenced) through July 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $51 and reductions in custodian fees of $49 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $100.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended July 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2002 was as follows:

                                                    2002
                                                  --------
Distributions paid from ordinary income           $178,234
__________________________________________________________
==========================================================


  As of July 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                     $ 78,825
----------------------------------------------------------
Undistributed appreciation                         141,304
==========================================================
                                                  $220,129
__________________________________________________________
==========================================================


  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to deferral of Trustees compensation.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the period December 31, 2001 (date operations commenced) through July 31, 2002 was $39,466,276 and $15,809,500, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of July 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                           $180,764
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (38,242)
==========================================================
Net unrealized appreciation of investment
  securities                                      $142,522
__________________________________________________________
==========================================================
Investments have the same costs for tax and financial
statement purposes.

NOTE 8--SHARE INFORMATION

Changes in shares outstanding during the period December 31, 2001 (date operations commenced) through July 31, 2002 were as follows:

                                        DECEMBER 31, 2001
                                         (DATE OPERATIONS
                                          COMMENCED) TO
                                          JULY 31, 2002
                                     ------------------------
                                      SHARES        AMOUNT
                                     ---------    -----------
Sold:
  Class A                              992,436    $10,034,790
-------------------------------------------------------------
  Class B                            1,538,451     15,590,664
-------------------------------------------------------------
  Class C                              385,449      3,888,452
=============================================================
Issued as reinvestment of
  dividends:
  Class A                                7,294         73,755
-------------------------------------------------------------
  Class B                                6,117         61,932
-------------------------------------------------------------
  Class C                                2,532         25,581
=============================================================
Reacquired:
  Class A                              (84,762)      (856,742)
-------------------------------------------------------------
  Class B                             (104,448)    (1,060,723)
-------------------------------------------------------------
  Class C                              (89,221)      (901,035)
=============================================================
                                     2,653,848    $26,856,674
_____________________________________________________________
=============================================================

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                     CLASS A
                                                                -----------------
                                                                DECEMBER 31, 2001
                                                                (DATE OPERATIONS
                                                                  COMMENCED) TO
                                                                    JULY 31,
                                                                      2002
                                                                -----------------
Net asset value, beginning of period                                 $10.00
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.18(a)
---------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)               0.23
=================================================================================
    Total from investment operations                                   0.41
=================================================================================
Less dividends from net investment income                             (0.22)
=================================================================================
Net asset value, end of period                                       $10.19
_________________________________________________________________________________
=================================================================================
Total return(b)                                                        4.09%
_________________________________________________________________________________
=================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $9,325
_________________________________________________________________________________
=================================================================================
Ratio of expenses to average net assets:
  With fee waivers and reimbursements                                  1.00%(c)
---------------------------------------------------------------------------------
  Without fee waivers and reimbursements                               3.21%(c)
=================================================================================
Ratio of net investment income to average net assets                   3.10%(c)
_________________________________________________________________________________
=================================================================================
Portfolio turnover rate                                                 215%
_________________________________________________________________________________
=================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $3,454,144.


                                                                     CLASS B
                                                                -----------------
                                                                DECEMBER 31, 2001
                                                                (DATE OPERATIONS
                                                                  COMMENCED) TO
                                                                    JULY 31,
                                                                      2002
                                                                -----------------
Net asset value, beginning of period                                 $ 10.00
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 0.14(a)
---------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)                0.22
=================================================================================
    Total from investment operations                                    0.36
=================================================================================
Less dividends from net investment income                              (0.17)
=================================================================================
Net asset value, end of period                                       $ 10.19
_________________________________________________________________________________
=================================================================================
Total return(b)                                                         3.65%
_________________________________________________________________________________
=================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $14,678
_________________________________________________________________________________
=================================================================================
Ratio of expenses to average net assets:
  With fee waivers and reimbursements                                   1.75%(c)
---------------------------------------------------------------------------------
  Without fee waivers and reimbursements                                3.86%(c)
=================================================================================
Ratio of net investment income to average net assets                    2.35%(c)
_________________________________________________________________________________
=================================================================================
Portfolio turnover rate                                                  215%
_________________________________________________________________________________
=================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $4,059,180.


                                                                     CLASS C
                                                                -----------------
                                                                DECEMBER 31, 2001
                                                                (DATE OPERATIONS
                                                                  COMMENCED) TO
                                                                    JULY 31,
                                                                      2002
                                                                -----------------
Net asset value, beginning of period                                 $10.00
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.14(a)
=================================================================================
  Net gains on securities (both realized and unrealized)               0.22
=================================================================================
    Total from investment operations                                   0.36
=================================================================================
Less dividends from net investment income                             (0.17)
=================================================================================
Net asset value, end of period                                       $10.19
_________________________________________________________________________________
=================================================================================
Total return(b)                                                        3.65%
_________________________________________________________________________________
=================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $3,045
_________________________________________________________________________________
=================================================================================
Ratio of expenses to average net assets:
  With fee waivers and reimbursements                                  1.75%(c)
---------------------------------------------------------------------------------
  Without fee waivers and reimbursements                               3.86%(c)
=================================================================================
Ratio of net investment income to average net assets                   2.35%(c)
_________________________________________________________________________________
=================================================================================
Portfolio turnover rate                                                 215%
_________________________________________________________________________________
=================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $1,575,642.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Total Return Bond Fund
And Board of Trustees of AIM Investment Securities Funds:

We have audited the accompanying statement of assets and liabilities of Total Return Bond Fund (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2002, and the related statement of operations, statement of changes in net assets and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Total Return Bond Fund as of July 31, 2002, and the results of its operations, changes in its net assets, and financial highlights for the period then ended in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP

Houston, Texas
September 10, 2002

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

As of December 31, 2001

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

---------------------------------------------------------------------------------------------------------------------------------
                             TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                OTHER DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND      AND/OR                                                               HELD BY TRUSTEE
POSITION(S) HELD WITH        OFFICER
THE TRUST                    SINCE
---------------------------------------------------------------------------------------------------------------------------------

INTERESTED PERSON

Robert H. Graham* - 1946      1988     Chairman, President and Chief Executive Officer, A I M     None
Trustee, Chairman and                  Management Group Inc. (financial services holding
President                              company); Chairman and President, A I M Advisors, Inc.
                                       (registered investment advisor); Director and Senior
                                       Vice President, A I M Capital Management, Inc.
                                       (registered investment advisor); Chairman, A I M
                                       Distributors, Inc. (registered broker dealer), A I M
                                       Fund Services, Inc. (registered transfer agent) and Fund
                                       Management Company (registered broker dealer); and
                                       Director and Vice Chairman, AMVESCAP PLC (parent of AIM
                                       and a global investment management firm)

INDEPENDENT TRUSTEES

Frank S. Bayley - 1939        2001     Of Counsel, law firm of Baker & McKenzie                   Badgley Funds, Inc. (registered
Trustee                                                                                           investment company)

Bruce L. Crockett - 1944      1992     Chairman, Crockett Technology Associates (technology       ACE Limited (insurance
Trustee                                consulting company)                                        company); and Captaris, Inc.
                                                                                                  (unified messaging provider)

Albert R. Dowden - 1941       2000     Chairman, Cortland Trust, Inc. (registered investment      None
Trustee                                company) and DHJ Media, Inc.; Director, Magellan
                                       Insurance Company; Member of Advisory Board of Rotary
                                       Power International (designer, manufacturer, and seller
                                       of rotary power engines); formerly, Director, President
                                       and CEO, Volvo Group North America, Inc.; and director
                                       of various affiliated Volvo companies

Edward K. Dunn, Jr. - 1935    1998     Formerly, Chairman, Mercantile Mortgage Corp.; Vice        None
Trustee                                Chairman, President and Chief Operating Officer,
                                       Mercantile-Safe Deposit & Trust Co.; and President,
                                       Mercantile Bankshares Corp.

Jack M. Fields - 1952         1997     Chief Executive Officer, Twenty First Century Group,       Administaff
Trustee                                Inc. (government affairs company)

Carl Frischling - 1937        1990     Partner, law firm of Kramer Levin Naftalis and Frankel     Cortland Trust, Inc.
Trustee                                LLP                                                        (registered investment company)

Prema Mathai-Davis - 1950     1998     Formerly, Chief Executive Officer, YWCA of the USA         None
Trustee

Lewis F. Pennock - 1942       1988     Partner, law firm of Pennock & Cooper                      None
Trustee

Ruth H. Quigley - 1935        2001     Retired                                                    None
Trustee

Louis S. Sklar - 1939         1990     Executive Vice President, Development and Operations,      None
Trustee                                Hines Interests Limited Partnership (real estate
                                       development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

--------------------------------------------------------------------------------

As of December 31, 2001

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-----------------------------------------------------------------------------------------------------------------------------
                         TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                OTHER DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND  AND/OR                                                               HELD BY TRUSTEE
POSITION(S) HELD WITH    OFFICER
THE TRUST                SINCE
-----------------------------------------------------------------------------------------------------------------------------

OTHER OFFICERS

Gary T. Crum - 1947       1991     Director and President, A I M Capital Management, Inc.;    N/A
Senior Vice President              Director and Executive Vice President, A I M Management
                                   Group Inc.; Director and Senior Vice President, A I M
                                   Advisors, Inc.; and Director, A I M Distributors, Inc.
                                   and AMVESCAP PLC

Carol F. Relihan - 1954   1988     Director, Senior Vice President, General Counsel and       N/A
Senior Vice President              Secretary, A I M Advisors, Inc. and A I M Management
and Secretary                      Group Inc.; Director, Vice President and General
                                   Counsel, Fund Management Company; and Vice President,
                                   A I M Fund Services, Inc., A I M Capital Management,
                                   Inc. and A I M Distributors, Inc.

Melville B. Cox - 1943    1992     Vice President and Chief Compliance Officer, A I M         N/A
Vice President                     Advisors, Inc. and A I M Capital Management, Inc.; and
                                   Vice President, A I M Fund Services, Inc.

Karen Dunn                1992     Senior Vice President, A I M Capital Management, Inc.;     N/A
Kelley - 1960                      Director and President, Fund Management Company; and
Vice President                     Vice President, A I M Advisors, Inc.

Dana R. Sutton - 1959     1988     Vice President and Fund Treasurer, A I M Advisors, Inc.    N/A
Vice President and
Treasurer

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
--------------------------------------------------------------------------------

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Ernst & Young LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               5 Houston Center
Houston, TX 77046               Suite 100                       Suite 100                       1401 McKinney, Suite 1200
                                Houston, TX 77046               Houston, TX 77046               Houston, TX 77010-2007

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       A I M Fund Services, Inc.       State Street Bank
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   and Trust Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103          New York, NY 10022                                              Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended July 31, 2002, 0% is eligible for the dividends received deduction for corporations.

REQUIRED STATE INCOME TAX INFORMATION (UNAUDITED)

Of the ordinary dividends paid, 18.16% was derived from U.S. Treasury
Obligations.

                         EQUITY FUNDS                                             FIXED-INCOME FUNDS

     DOMESTIC EQUITY FUNDS       INTERNATIONAL/GLOBAL EQUITY FUNDS            TAXABLE FIXED-INCOME FUNDS

        MORE AGGRESSIVE                   MORE AGGRESSIVE                           MORE AGGRESSIVE

AIM Emerging Growth               AIM Developing Markets                     AIM High Yield II
AIM Small Cap Growth(1)           AIM European Small Company                 AIM High Yield
AIM Aggressive Growth             AIM Asia Pacific Growth(2)                 AIM Strategic Income
AIM Opportunities I(2,3)          AIM International Emerging Growth          AIM Income
AIM Mid Cap Growth                AIM Global Aggressive Growth               AIM Global Income
AIM Dent Demographic Trends       AIM European Growth(2)                     AIM Total Return Bond
AIM Opportunities II(2,3)         AIM International Growth(2)                AIM Intermediate Government
AIM Constellation                 AIM Global Growth                          AIM Short Term Bond
AIM Large Cap Growth              AIM Worldwide Spectrum                     AIM Floating Rate
AIM Weingarten                    AIM Global Trends                          AIM Limited Maturity Treasury
AIM Opportunities III(2,3)        AIM International Core Equity(2)           AIM Money Market
AIM Small Cap Equity
AIM Capital Development                    MORE CONSERVATIVE                        MORE CONSERVATIVE
AIM Mid Cap Core Equity(2)
AIM Select Equity                         SECTOR EQUITY FUNDS                 TAX-FREE FIXED-INCOME FUNDS
AIM Premier Equity II(2)
AIM Premier Equity(2)                       MORE AGGRESSIVE                         MORE AGGRESSIVE
AIM Blue Chip
AIM Mid Cap Basic Value           AIM New Technology                         AIM High Income Municipal
AIM Large Cap Core Equity         AIM Global Science and Technology(2)       AIM Municipal Bond
AIM Charter                       AIM Global Energy                          AIM Tax-Free Intermediate
AIM Basic Value                   AIM Global Financial Services              AIM Tax-Exempt Cash
AIM Large Cap Basic Value         AIM Global Health Care
AIM Balanced                      AIM Global Utilities                              MORE CONSERVATIVE
AIM Basic Balanced                AIM Real Estate

         MORE CONSERVATIVE                  MORE CONSERVATIVE                        [AIM FUNDS LOGO]
                                                                                 --Registered Trademark--

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) On 3/18/02, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02:
AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective 10/1/02, the fund reopened to new investors. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after October 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages approximately $135 billion in assets for more than 9 million shareholders, including individual investors, corporate clients and financial institutions.*

    The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $364 billion in assets under management.*

*As of 6/30/02

                 INVEST WITH DISCIPLINE--Registered Trademark--

A I M Distributors, Inc.                                                TRB-AR-1